   As filed with the Securities and Exchange Commission on April 28, 1999
                                                   Registration Nos.  33-37577
                                                                      811-5439

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------
                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933




                         Post-Effective Amendment No. 15


                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 73


                               VARIABLE ACCOUNT D
                                       OF
                        FORTIS BENEFITS INSURANCE COMPANY

                           (Exact Name of Registrant)

                       ----------------------------------

                        FORTIS BENEFITS INSURANCE COMPANY
                               (Name of Depositor)
                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
                                  651-738-5590

                       ----------------------------------

                            RHONDA J. SCHWARTZ, ESQ.
                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

                       ----------------------------------

It is proposed that this filing will become effective (check appropriate box):


           immediately upon filing pursuant to paragraph (b) of Rule 485.
     -----


       X   on May 1, 2000 pursuant to paragraph (b) of Rule 485.
     -----


           60 days after filing pursuant to paragraph (a)(1) of Rule 485.
     -----

           on                   pursuant to paragraph (a)(1) of Rule 485.
     -----    -----------------

If appropriate, check the following box:

               This post-effective amendment designated a new effective date for
     -----     a previously filed post-effective amendment.

                          ----------------------------------

                              VARIABLE ACCOUNT D OF
                        FORTIS BENEFITS INSURANCE COMPANY
                     Cross Reference Sheet Showing Location
                         of Information in Prospectus or
                       Statement of Additional Information

              Form N-4                        Prospectus Caption
              --------                        ------------------

1.  Cover Page                          Cover Page

2.  Definitions                         Special Terms Used in This
                                        Prospectus

3.  Synopsis of Highlights              Summary of Contract Features

4.  Condensed Financial                 Further Information About Fortis
    Information                         Benefits


5.  General Description of              Cover Page; Summary of Certificate
    Registrant, Depositor and           Features; Fortis Benefits/Fortis
    Portfolio Companies                 Financial Group Member; The Variable
                                        Account; Series Fund; The Fixed Account;
                                        Further Information About Fortis
                                        Benefits

6.  Deductions                          Summary of Contract Features; Charges
                                        and Deductions

7.  General Description of              Accumulation Period; General Provisions
    Variable Annuity Contracts

8.  Annuity Period                      The Annuity Period

9.  Death Benefit                       Summary of Contract Features;
                                        Accumulation Period

10. Purchase and Contract Value         Accumulation Period

11. Redemptions                         Summary of Contract Features; Total and
                                        Partial Surrenders

12. Taxes                               Summary of Certificate Features; Federal
                                        Tax Matters

13. Legal Proceedings                   None

14. Table of Contents of the            Contents of the Statement of
    Statement of Additional             Additional Information
    Information


                                                 Statement of Additional
              Form N-4                             Information Caption
              ---------                          -----------------------
              (cont'd.)

15. Cover Page                          Cover Page

16. Table of Contents                   Table of Contents

17. General Information and             Ownership of Securities
    History                             (in Prospectus)

18. Services                            Services

19. Purchase of Securities              Reduction in Charges
    Being Offered

20. Underwriters                        Services

21. Calculation of Performance Data     Appendix A to Statement of
                                        Additional Information

22. Annuity Payments                    Calculation of Annuity Payments


23. Financial Statements                Variable Account
                                        Financial Statements

FORTIS

MASTERS
VARIABLE
ANNUITY
Contracts Under Flexible
Premium Deferred
Combination Variable and
Fixed Annuity Contracts
PROSPECTUS DATED

May 1, 2000


[FORTIS SOLID PARTNERS, FLEXIBLE SOLUTIONS(SM) LOGO]

95961 (ED. 5/00)


FORTIS BENEFITS INSURANCE COMPANY

MAILING          STREET ADDRESS:        PHONE: 1-800-800-2000
ADDRESS:         500 BIELENBERG DRIVE   EXTENSION 3057
P.O. BOX 64272   WOODBURY
ST. PAUL         MINNESOTA 55125
MINNESOTA 55164

This prospectus describes interests under flexible premium, deferred combination variable and fixed annuity contracts issued by Fortis Benefits Insurance Company ("Fortis Benefits").
These contracts allow you to accumulate funds on a tax-deferred basis. You may elect a guaranteed interest accumulation option through a fixed account, or a variable return accumulation option through a variable account, or a combination of these two options. You can choose among 10 different guarantee periods under the guaranteed interest accumulation option, each of which has its own interest rate which is guaranteed for the entire guarantee period.


Under the variable return accumulation option, you can choose among the following investment portfolios (those portfolios which have a non-Fortis subadvisor include the name of the subadvisor at the beginning of the portfolio name):



Money Market Series                      Dreyfus -- S&P 500 Index Series
U.S. Government Securities Series        T. Rowe Price -- Blue Chip Stock
Diversified Income Series                Series
AIM -- Multisector Bond Series           AIM -- Blue Chip Stock Series II
High Yield Series                        Lazard Freres -- International Stock
Morgan Stanley -- Global Asset           Series
Allocation Series                        Dreyfus -- Mid Cap Stock Series
Asset Allocation Series                  Berger -- Small Cap Value Series
Federated -- American Leaders Series     Global Growth Series
Value Series                             MFS -- Global Equity Series
MFS -- Capital Opportunities Series      Alliance -- Large Cap Growth Series
Growth & Income Series                   MFS -- Investors Growth Series
                                         Growth Stock Series
                                         Aggressive Growth Series


The accompanying prospectus for these investment portfolios describes the investment objectives, policies, and risks of each of the portfolios.

This prospectus gives you information about the contracts that you should know before investing. This prospectus must be accompanied by a current prospectus of the available investment portfolios. These prospectuses should be read carefully and kept for future reference.


A Statement of Additional Information, dated May 1, 2000, about certain aspects of the contracts has been filed with the Securities and Exchange Commission and is available, without charge, from Fortis Benefits at the address and phone number printed above. The Table of Contents for the Statement of Additional Information appears on page 25 of this prospectus.

THESE CONTRACTS ARE NOT OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, BROKER-DEALER, OR OTHER FINANCIAL INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THEY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                                PAGE
Special Terms Used in this Prospectus.......................      3
Information Concerning Fees and Charges.....................      4
Summary of Contract Features................................      6
     - Fortis Benefits/Fortis Financial Group Member........      9
The Variable Account........................................      9
Series Fund.................................................      9
The Fixed Account...........................................     10
     - Guaranteed Interest Rates/Guarantee Periods..........     10
     - Market Value Adjustment..............................     10
     - Investments by Fortis Benefits.......................     11
Accumulation Period.........................................     11
     - Issuance of a Contract and Purchase Payments.........     11
     - Contract Value.......................................     12
     - Allocation of Purchase Payments and Contract Value...     12
     - Total and Partial Surrenders.........................     13
     - Telephone Transactions...............................     14
     - Benefit Payable on Death of Annuitant or Owner.......     14
The Annuity Period..........................................     15
     - Annuity Commencement Date............................     15
     - Commencement of Annuity Payments.....................     15
     - Relationship Between Subaccount Investment
      Performance and Amount of Variable Annuity Payments...     15
     - Annuity Options......................................     15
     - Death of Annuitant or Other Payee....................     16
Charges and Deductions......................................     16
     - Premium Taxes........................................     16
     - Charges Against the Variable Account.................     16
     - Tax Charge...........................................     16
     - Surrender Charge.....................................     16
     - Miscellaneous........................................     17
     - Reduction of Charges.................................     17
General Provisions..........................................     17
     - The Contracts........................................     17
     - Postponement of Payment..............................     18
     - Misstatement of Age or Sex and Other Errors..........     18
     - Assignment...........................................     18
     - Beneficiary..........................................     18
     - Reports..............................................     18
Rights Reserved By Fortis Benefits..........................     18
Distribution................................................     18
Federal Tax Matters.........................................     19
Further Information about Fortis Benefits...................     21
     - General..............................................     21
     - Ownership of Securities..............................     21
     - Selected Financial Data..............................     21
Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................     22
Voting Privileges...........................................     23
Legal Matters...............................................     24
Other Information...........................................     24
Contents of Statement of Additional Information.............     24
Fortis Benefits Financial Statements........................     24
Appendix A--Sample Market Value Adjustment Calculations.....    A-1
Appendix B--Sample Death Benefit Calculations...............    B-1
Appendix C--Explanation of Expense Calculations.............    C-1


THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FORTIS BENEFITS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS, THE RELATED STATEMENT OF ADDITIONAL INFORMATION, OR ANY SUPPLEMENTS THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FORTIS BENEFITS.

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation PeriodThe time period under a contract between the contract issue date and the annuity commencement date.

Accumulation Unit  A unit of measure used to calculate the owners' interest in the Variable Account during the Accumulation Period.

Annuitant          A person during whose life annuity payments are to be made by
                   Fortis Benefits under the contract.

Annuity Period     The time period following the Accumulation Period, during
                   which annuity payments are made by Fortis Benefits.

Annuity Unit       A unit of measurement used to calculate variable annuity
                   payments.

Fixed Annuity      An annuity option under which Fortis Benefits promises to pay the Annuitant or any other payee Option that you designate one or more fixed payments.

Market Value Adjustment
                   Positive or negative adjustment in fixed account value that we make if such value is paid out more than fifteen days before or after the end of a guarantee period in which it was being held.

Non-Qualified Contracts
                   Contracts that do not qualify for the special federal income tax treatment applicable in connection with certain retirement plans.

Qualified ContractsContracts that do qualify for the special federal income tax treatment applicable in connection with certain retirement plans.

Series Fund        Fortis Series Fund, Inc., a diversified, open-end management investment company in which the Variable Account invests.

Seven Year         The seventh anniversary of a contract issue date, and each
                   Anniversary subsequent seventh anniversary of that date.

Valuation Date     All business days except, with respect to any subaccount,
                   days on which the related portfolio does not value its shares. Generally, the portfolios value their shares on each day the New York Stock Exchange is open.

Valuation Period   The period that starts at the close of regular trading on the
                   New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the exchange on the next succeeding Valuation Date.

Variable The segregated asset account referred to as Variable Account D Account of Fortis Benefits Insurance Company established to receive and invest purchase payments under contracts.

Variable Annuity Option
                   An annuity option under which Fortis Benefits promises to pay the Annuitant or any other payee chosen by you one or more payments which vary in amount in accordance with the net investment experience of the subaccounts selected by the Annuitant.

INFORMATION CONCERNING FEES AND CHARGES

OWNER TRANSACTION CHARGES

     Front-End Sales Charge Imposed on Purchases.................       0%
     Maximum Surrender Charge for Sales Expenses.................    7%(1)

     NUMBER OF YEARS               SURRENDER CHARGE AS A
      SINCE PURCHASE                   PERCENTAGE OF
   PAYMENT WAS CREDITED              PURCHASE PAYMENT
   --------------------            ---------------------
       Less than 1                          7%
At least 1 but less than 2                  6%
At least 2 but less than 3                  5%
At least 3 but less than 4                  4%
At least 4 but less than 5                  3%
At least 5 but less than 6                  2%
At least 6 but less than 7                  1%
        7 or more                           0%

     Other Surrender Fees........................................        0%
     Exchange Fee................................................        0%
ANNUAL CONTRACT ADMINISTRATION CHARGE............................    $   0
VARIABLE ACCOUNT ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
     Mortality and Expense Risk Charge...........................     1.25%
     Variable Account Administrative Charge......................      .10%
     Total Variable Account Annual Expenses......................     1.35%

------------------------------
(1) This charge does not apply in certain cases such as partial surrenders each year of up to 10% of "new purchase payments" as defined under the heading "Surrender Charge," or payment of a death benefit.

MARKET VALUE ADJUSTMENT WITH RESPECT TO FIXED ACCOUNT

Surrenders and other withdrawals from the fixed account more than fifteen days from the end of a guarantee period are subject to a Market Value Adjustment. The Market Value Adjustment may increase or reduce the fixed account value. We compute this adjustment according to a formula that we describe in more detail under "Market Value Adjustment".


PORTFOLIO ANNUAL EXPENSES (a)


                                         U.S.
                             MONEY    GOVERNMENT   DIVERSIFIED                               GLOBAL ASSET     ASSET      AMERICAN
                             MARKET   SECURITIES     INCOME      MULTI SECTOR   HIGH YIELD    ALLOCATION    ALLOCATION   LEADERS
                             SERIES     SERIES       SERIES      BOND SERIES      SERIES        SERIES        SERIES      SERIES
                             ------   ----------   -----------   ------------   ----------   ------------   ----------   --------
Investment and Management
  Fee......................  0.30%      0.47%         0.47%         0.75%         0.50%         0.90%         0.47%       0.90%
Other Expenses.............  0.05%      0.05%         0.07%         0.15%         0.07%         0.12%         0.05%       0.35%
Total Fortis Series
  Operating Expenses.......  0.35%      0.52%         0.54%         0.90%         0.57%         1.02%         0.52%       1.25%


                                         CAPITAL      GROWTH &   S&P 500
                             VALUE    OPPORTUNITIES    INCOME     INDEX
                             SERIES      SERIES        SERIES    SERIES
                             ------   -------------   --------   -------
Investment and Management
  Fee......................  0.70%        0.90%        0.63%      0.40%
Other Expenses.............  0.08%        0.35%        0.06%      0.06%
Total Fortis Series
  Operating Expenses.......  0.78%        1.25%        0.69%      0.46%


                                                           BLUE
                                                           CHIP                                                    GLOBAL   GLOBAL
                                           BLUE CHIP       STOCK     INTERNATIONAL     MID CAP       SMALL CAP     GROWTH   EQUITY
                                          STOCK SERIES   SERIES II   STOCK SERIES    STOCK SERIES   VALUE SERIES   SERIES   SERIES
                                          ------------   ---------   -------------   ------------   ------------   ------   ------
Investment and Management Fee...........     0.87%         0.95%         0.84%          0.90%          0.90%       0.70%    1.00%
Other Expenses..........................     0.05%         0.35%         0.10%          0.28%          0.14%       0.07%    0.35%
Total Fortis Series Operating
  Expenses..............................     0.92%         1.30%         0.94%          1.18%          1.04%       0.77%    1.35%

                                          LARGE
                                           CAP     INVESTORS   GROWTH   AGGRESSIVE
                                          GROWTH    GROWTH     STOCK      GROWTH
                                          SERIES    SERIES     SERIES     SERIES
                                          ------   ---------   ------   ----------
Investment and Management Fee...........  0.90%      0.90%     0.61%      0.66%
Other Expenses..........................  0.07%      0.35%     0.05%      0.06%
Total Fortis Series Operating
  Expenses..............................  0.97%      1.25%     0.66%      0.72%


------------------------------

(a) As a percentage of Series average net assets based on 1999 historical data, except for that American Leaders, Capital Opportunities, Blue Chip Stock Series II, Global Equity and Investors Growth, the amounts are based upon estimates after reimbursement for the current fiscal year. The estimated expenses for those portfolios prior to reimbursement is as follows; Global Equity 1.40%, Investors Growth 1.30%, Capital Opportunities 1.30%, American Leaders 1.30% and Blue Chip II 1.30%.

EXAMPLES*

If you Surrender your contract in full at the end of any of the time periods shown below, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:


       IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:            1 YEAR    3 YEARS    5 YEARS    10 YEARS
       ---------------------------------------------            ------    -------    -------    --------
Money Market................................................     $80       $ 98       $118        $198
U.S. Government Securities..................................      82        103        127         216
Diversified Income..........................................      82        103        128         218
Multisector Bond............................................      86        114        146         255
High Yield..................................................      82        104        129         221
Global Asset Allocation.....................................      87        118        152         267
Asset Allocation............................................      82        103        127         216
American Leaders............................................      89        125        163         290
Value.......................................................      84        111        140         243
Capital Opportunities.......................................      89        125        163         290
Growth & Income.............................................      83        108        135         233
S&P 500 Index...............................................      81        101        123         209
Blue Chip Stock.............................................      86        115        147         257
Blue Chip Stock II..........................................      90        126        166         295
International Stock.........................................      86        116        148         259
MidCap Stock Series.........................................      88        123        160         283
Small Cap Value Series......................................      87        119        153         269
Global Growth...............................................      84        110        139         242
Global Equity...............................................      90        128        168         300
Large Cap Growth Series.....................................      86        116        149         262
Investors Growth Series.....................................      89        125        163         290
Growth Stock................................................      83        107        134         230
Aggressive Growth...........................................      84        109        137         237


If you commence an annuity payment option, or do not surrender your contract, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:


       IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:            1 YEAR    3 YEARS    5 YEARS    10 YEARS
       ---------------------------------------------            ------    -------    -------    --------
Money Market................................................     $17        $53       $ 91        $198
U.S. Government Securities..................................      19         58        100         216
Diversified Income..........................................      19         58        101         218
Multisector Bond............................................      23         69        119         255
High Yield..................................................      19         59        102         221
Global Asset Allocation.....................................      24         73        125         267
Asset Allocation............................................      19         58        100         216
American Leaders............................................      26         80        136         290
Value.......................................................      21         66        113         243
Capital Opportunities.......................................      26         80        136         290
Growth & Income.............................................      20         63        108         233
S&P 500 Index...............................................      18         56         96         209
Blue Chip Stock.............................................      23         70        120         257
Blue Chip Stock II..........................................      27         81        139         295
International Stock.........................................      23         71        121         259
MidCap Stock Series.........................................      25         78        133         283
Small Cap Value Series......................................      24         74        126         269
Global Growth...............................................      21         65        112         242
Global Equity...............................................      27         83        141         300
Large Cap Growth Series.....................................      23         71        122         262
Investors Growth Series.....................................      26         80        136         290
Growth Stock................................................      20         62        107         230
Aggressive Growth...........................................      21         64        110         237


------------------------------
* Does not include the effect of any Market Value Adjustment.

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
                         ------------------------------

We have included the foregoing tables and examples to help you understand the transaction and operating expenses we directly or indirectly impose under the contracts and under the Series Fund. Please note, we will also deduct amounts for state premium taxes or similar assessments where these deductions are applicable.

See Appendix C for an explanation of the calculation of the amounts set forth above.

SUMMARY OF CONTRACT FEATURES

The following summary should be read in conjunction with the detailed information in this prospectus. Variations from the information appearing in this prospectus due to requirements particular to your state are described in supplements which are attached to this prospectus, or in endorsements to the contract as appropriate.

The contracts are designed to provide individuals with retirement benefits through the accumulation of purchase payments on a fixed or variable basis, and by the application of such accumulations to provide fixed or variable annuity payments.

Depending on the state that you live in, the contract that is issued to you may be as a part of a group contract or as an individual contract. Participation in a group contract will be evidenced by the issuance of a certificate showing your interest under the group contract. In other states, an individual contract will be issued to you. Both the certificate and the contract are referred to as a "contract" in this prospectus.

FREE LOOK

You have the right to examine a contract during a "free look" period after you receive the contract and return it for a refund of the amount of the then current contract value. However, in certain states where required by state law the refund will be in the amount of all purchase payments that have been made, without interest or appreciation or depreciation. The "free look" period is generally 10 days unless a longer time is specified on the face page of your contract.

PURCHASE PAYMENTS

The initial purchase payment under a contract must be at least $5,000 ($2,000 for a contract which is a part of a qualified plan). Additional purchase payments under a contract must be at least $50. See "Issuance of a Contract and Purchase Payments".

ALLOCATION OF PURCHASE PAYMENTS

On the date that the contract is issued, the initial purchase payment is allocated, as specified by you in the contract application, among one or more of the portfolios, or to one or more of the guarantee periods in the fixed account, or to a combination thereof. Subsequent purchase payments are allocated in the same way, or pursuant to different allocation percentages that you may request in writing.

VARIABLE ACCOUNT INVESTMENT OPTIONS

Each of the subaccounts of the Variable Account invests in shares of a corresponding portfolio of Series Fund. Contract value in each of the subaccounts of the Variable Account will vary to reflect the investment experience of each of the corresponding portfolios, as well as deductions for certain charges.

Each portfolio has a separate and distinct investment objective and is managed by Fortis Advisers, Inc. or a subadviser of Fortis Advisers, Inc. A full description of the portfolios and their investment objectives, policies, risks and expenses can be found in the current prospectus for Series Fund, which accompanies this prospectus, and Series Fund Statement of Additional Information which is available upon request from Fortis Benefits at the address and phone number on the cover of this prospectus.

FIXED ACCOUNT INVESTMENT OPTIONS

Any amount allocated by the owner to the fixed account earns a guaranteed interest rate. The level of the guaranteed interest rate depends on the length of the guarantee period selected by the owner. We currently make available ten different guarantee periods, ranging from one to ten years.

If amounts are transferred, surrendered or otherwise paid out more than fifteen days before or after the end of the applicable guarantee period, a Market Value Adjustment will be applied to increase or decrease the amount of fixed account value that is paid out. Accordingly, the Market Value Adjustment can result in gains or losses to you.

THE FIXED ACCOUNT INVESTMENT OPTION IS NOT AVAILABLE FOR CONTRACTS ISSUED IN THE STATES OF PENNSYLVANIA AND NEVADA.

For a more complete discussion of the fixed account investment options and the Market Value Adjustment, see "The Fixed Account".

TRANSFERS

During the Accumulation Period, you can transfer all or part of your contract value from one subaccount to another or into the fixed account and, subject to any Market Value Adjustment, from one guarantee period to another or into a subaccount. There is currently no charge for these transfers. We reserve the right to restrict the frequency of or otherwise condition, terminate, or impose charges upon, transfers from a subaccount during the Accumulation Period. During the Annuity Period the person receiving annuity payments may make up to four transfers (but not from a Fixed Annuity Option) during each year of the Annuity Period. For a description of certain limitations on transfer rights, see "Allocations of Purchase Payments and Contract Value--Transfers".

TOTAL OR PARTIAL SURRENDERS

Subject to certain conditions, all or part of the contract value may be surrendered by you before the earlier of the Annuitant's death or the annuity commencement date. Amounts surrendered may be subject to a surrender charge and, in addition, amounts surrendered from the fixed account may be subject to a Market Value Adjustment. See "Total and Partial Surrenders," "Surrender Charge" and "Market Value Adjustment". Particular attention should be paid to the tax implications of any surrender, including possible penalties for premature distributions. See "Federal Tax Matters".

ANNUITY PAYMENTS

The contract provides several types of annuity benefits to you or to other persons you properly designate to receive such payments, including Fixed and Variable Annuity Options. The owner has considerable flexibility in choosing the annuity commencement date. However, the tax implications of an annuity commencement date must be carefully considered, including the possibility of penalties for commencing benefits either too soon or too late. See "Annuity Commencement Date," "Annuity Options" and "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information.

DEATH BENEFIT

In the event that the Annuitant or owner dies prior to the annuity commencement date, a death benefit is payable to the beneficiary. See "Benefit Payable on Death of Annuitant or Owner".

LIMITATIONS IMPOSED BY RETIREMENT PLANS AND EMPLOYERS

Certain rights you would otherwise have under a contract may be limited by the terms of any applicable employee benefit plan. These limitations may restrict such things as total and partial surrenders, the amount or timing of purchase payments that may be made, when annuity payments must start and the type of annuity options that may be selected. Accordingly, you should familiarize yourself with these and all other aspects of any retirement plan in connection with which a contract is issued.

The record owner of the group variable annuity contract pursuant to which group certificates will be issued will be a bank trustee whose sole function is to hold record ownership of the contract or an employer (or the employer's designee) in connection with an employee benefit plan. In the latter cases, certain rights that an owner otherwise would have under a contract may be reserved instead by the employer.

TAX IMPLICATIONS

The tax implications for you or any other persons who may receive payments under a contract, and those of any related employee benefit plan can be quite important. A brief discussion of some of these is set out under "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information, but such discussion is not comprehensive. Therefore, you should consider these matters carefully and consult a qualified tax adviser before making purchase payments or taking any other action in connection with a contract or any related employee benefit plan. Failure to do so could result in serious adverse tax consequences which might otherwise have been avoided.

QUESTIONS AND OTHER COMMUNICATIONS

Any question about procedures of the contract should be directed to your sales representative, or Fortis Benefits' home office: P.O. Box 64272, St. Paul, Minnesota, 55164: 1-800-800-2000, extension 3057. Purchase payments and written requests should be mailed or delivered to the same home office address. All communications should include the contract number, the owner's name and, if different, the Annuitant's name. The number for telephone transfers is 1-800-800-2000 (extension 3057).

Any purchase payment or other communication, except a 10-day cancellation notice, is deemed received at Fortis Benefit's home office on the actual date of receipt there in proper form unless received (1) after the close of regular trading on The New York Stock Exchange, or (2) on a date that is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

FINANCIAL AND PERFORMANCE INFORMATION


The information presented below reflects the Accumulation Unit information for subaccounts of the Variable Account through December 31, 1999.


                                                                                                         GLOBAL
                                 MONEY        U.S. GOV'T    DIVERSIFIED    MULTISECTOR      HIGH          ASSET          ASSET
                                 MARKET       SECURITIES       INCOME         BOND          YIELD      ALLOCATION     ALLOCATION
                                 ------       ----------    -----------    -----------      -----      ----------     ----------
December 31, 1999
 Accum Unit in Force........    59,567,286      6,961,590     46,271,405    1,402,949      4,713,245     3,230,112     152,820,325
 Accum Unit Values..........        $1.587        $17.823         $1.998      $12.092        $12.799       $16.150          $3.923
December 31, 1998
 Accumulation Units in
   Force....................    39,532,433      7,577,700     51,323,231    1,236,211      4,984,906     3,315,158     160,803,266
 Accumulation Unit Values...        $1.532        $18.421         $2.059      $13.254        $12.823       $16.513          $3.326
December 31, 1997
 Accumulation Units in
   Force....................    31,491,629      7,743,923     49,942,498    1,123,401      4,194,544     2,918,483     156,035,843
 Accumulation Unit Values...     $1.474617     $17.149938      $1.963344   $11.837281     $12.917282    $14.433538       $2.809839
December 31, 1996
 Accumulation Units in
   Force....................    36,220,947      9,635,092     55,653,680    1,088,043      3,337,604     2,330,884     154,525,474
 Accumulation Unit Values...        $1.418        $15.935         $1.801      $11.961        $11.928       $12.884          $2.368
January 1, 1996*
 Accumulation Unit Values...            --             --             --           --             --            --              --
December 31, 1995
 Accumulation Units in
   Force....................    26,915,975     10,989,914     59,213,865      574,142      2,321,419     1,117,596     148,700,081
 Accumulation Unit Value....        $1.367        $15.805         $1.753      $11.743        $10.941       $11.590          $2.134
January 2, 1995*
 Accumulation Unit Value....            --             --             --       10.000             --        10.000              --
December 31, 1994
 Accumulation Units in
   Force....................    30,697,754     12,271,738     62,744,615           --      1,216,957            --     137,642,102
 Accumulation Unit Value....        $1.311        $13.483         $1.515           --         $9.834            --          $1.773
May 1, 1994*
 Accumulation Unit Value....            --             --             --           --        10.0000            --              --
December 31, 1993
 Accumulation Units in
   Force....................    21,315,022     15,601,818     56,005,709           --             --            --     106,834,367
 Accumulation Unit Value....        $1.278        $14.609         $1.621           --             --            --          $1.797
December 31, 1992
 Accumulation Units in
   Force....................    20,674,556      9,505,984     19,353,521           --             --            --      49,688,937
 Accumulation Unit Value....        $1.261        $13.529         $1.457           --             --            --          $1.664
May 1, 1992*
 Accumulation Unit Value....            --             --             --           --             --            --              --
December 31, 1991
 Accumulation Units in
   Force....................  7,235,168.03   3,595,759.23   6,056,976.03           --             --            --   17,772,322.83
 Accumulation Unit Value....        $1.237        $12.921         $1.379           --             --            --          $1.577
December 31, 1990
 Accumulation Units in
   Force....................  5,632,146.27     747,992.12   2,352,517.74           --             --            --    8,249,373.75
 Accumulation Unit Value....        $1.183        $11.450         $1.219           --             --            --          $1.252


                                             GROWTH &                                 INTERNATIONAL     GLOBAL          GROWTH
                                 VALUE        INCOME        S&P 500      BLUE CHIP        STOCK         GROWTH          STOCK
                                 -----       --------       -------      ---------    -------------     ------          ------
December 31, 1999
 Accum Unit in Force........    4,744,081    10,994,926    14,134,177     9,671,577      5,344,248      9,640,858      114,976,011
 Accum Unit Values..........      $15.875       $23.775       $22.189       $21.571        $19.711        $33.343           $5.925
December 31, 1998
 Accumulation Units in
   Force....................    4,869,102    12,171,938    10,440,486     7,548,794      4,751,940     11,754,865      136,042,148
 Accumulation Unit Values...      $14.768       $21.767       $18.689       $18.238        $16.113        $21.433           $3.870
December 31, 1997
 Accumulation Units in
   Force....................    3,402,217    11,003,248     5,491,818     4,149,587      4,239,821     13,725,612      156,975,866
 Accumulation Unit Values...   $13.651572    $19.487584    $14.786540    $14.429421     $14.021796     $19.507894        $3.296005
December 31, 1996
 Accumulation Units in
   Force....................    1,071,648     7,892,683     1,259,758       915,358      3,137,348     13,713,860      169,095,500
 Accumulation Unit Values...      $11.048       $15.468       $11.326       $11.520        $12.690        $18.510           $2.971
January 1, 1996*
 Accumulation Unit Values...                     10.000        10.000        10.000             --             --               --
December 31, 1995
 Accumulation Units in
   Force....................                  4,204,164                                  1,157,064     10,769,830      160,247,280
 Accumulation Unit Value....                    $12.904                     $11.271        $15.754         $2.587          $12.461
January 2, 1995*
 Accumulation Unit Value....                         --                                     10.000             --               --
December 31, 1994
 Accumulation Units in
   Force....................                  1,489,517                                         --     10,055,959      148,657,108
 Accumulation Unit Value....                    $10.083                                         --        $12.236           $2.054
May 1, 1994*
 Accumulation Unit Value....                    10.0000                                         --             --               --
December 31, 1993
 Accumulation Units in
   Force....................                         --                                         --      5,108,957      118,720,649
 Accumulation Unit Value....                         --                                         --        $12.784           $2.142
December 31, 1992
 Accumulation Units in
   Force....................                         --                                         --        698,720       79,582,321
 Accumulation Unit Value....                         --                                         --        $10.988           $1.996
May 1, 1992*
 Accumulation Unit Value....                         --                                         --        10.0000               --
December 31, 1991
 Accumulation Units in
   Force....................                         --                                         --             --    42,946,178.33
 Accumulation Unit Value....                         --                                         --             --           $1.965
December 31, 1990
 Accumulation Units in
   Force....................                         --                                         --             --    14,690,313.64
 Accumulation Unit Value....                         --            --        $1.298             --


                              AGGRESSIVE     MID CAP    LARGE CAP   SMALL CAP
                                GROWTH       GROWTH      GROWTH       VALUE
                              ----------     -------    ---------   ---------
December 31, 1999
 Accum Unit in Force........    6,379,981   1,441,402   3,962,830   2,496,974
 Accum Unit Values..........      $32.680     $10.538    $14.754      $10.659
December 31, 1998
 Accumulation Units in
   Force....................    6,165,803     765,338    842,995    1,098,102
 Accumulation Unit Values...      $15.829      $9.625    $11.755       $9.367
December 31, 1997
 Accumulation Units in
   Force....................    6,551,677
 Accumulation Unit Values...   $13.241215
December 31, 1996
 Accumulation Units in
   Force....................    5,706,895
 Accumulation Unit Values...      $13.232
January 1, 1996*
 Accumulation Unit Values...
December 31, 1995
 Accumulation Units in
   Force....................    3,033,587
 Accumulation Unit Value....
January 2, 1995*
 Accumulation Unit Value....           --
December 31, 1994
 Accumulation Units in
   Force....................    1,115,647
 Accumulation Unit Value....       $9.723
May 1, 1994*
 Accumulation Unit Value....     $10.0000
December 31, 1993
 Accumulation Units in
   Force....................           --          --
 Accumulation Unit Value....           --
December 31, 1992
 Accumulation Units in
   Force....................           --
 Accumulation Unit Value....           --
May 1, 1992*
 Accumulation Unit Value....           --
December 31, 1991
 Accumulation Units in
   Force....................           --
 Accumulation Unit Value....           --
December 31, 1990
 Accumulation Units in
   Force....................           --
 Accumulation Unit Value....


------------------------------
* Accumulation Unit value at date of initial registration statement effectiveness

Audited financial statements of the Variable Account are included in the Statement of Additional Information.

Advertising and other sales materials may include yield and total return figures for the subaccounts of the Variable Account. These figures are based on historical results and are not intended to indicate future performance. "Yield" is the income generated by an investment in the subaccount over a period of time specified in the advertisement. This rate of return is assumed to be earned over a full year and is shown as a percentage of the investment. "Total Return" is the total change in value of an investment in the subaccount over a period of time specified in the advertisement. The rate of return shown would produce that change in value over the specified period, if compounded annually. Yield figures do not reflect the surrender charge and yield and total return figures do not reflect premium tax charges. This makes the performance shown more favorable.

Financial information concerning Fortis Benefits is included in this prospectus under "Additional Information About Fortis Benefits" and "Fortis Benefits Financial Statements".

FORTIS BENEFITS/FORTIS FINANCIAL GROUP MEMBER


Fortis Benefits Insurance Company is the issuer of the contracts. At the end of 1999, Fortis Benefits had approximately $101 billion of total life insurance in force. Fortis Benefits is a Minnesota corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis (NL)N.V. and 50% by Fortis (B). Fortis, Inc. manages the United States operations for these two companies.


Fortis Benefits is a member of the Fortis Financial Group. This group is a joint effort by Fortis Benefits, Fortis Advisers, Inc., Fortis Investors, Inc., and Fortis Insurance Company, to offer financial products through the management, marketing, and servicing of mutual funds, annuities, and life insurance.


Fortis (NL)N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis
(B) is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis (NL)N.V. and Fortis (B) have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. The Fortis group of companies had approximately $406 billion in assets at the end of 1999.


All of the guarantees and commitments under the contracts are general obligations of Fortis Benefits regardless of whether you have allocated the contract value to the Variable Account or to the fixed account. None of Fortis Benefits' affiliated companies has any legal obligation to back Fortis Benefits' obligations under the contracts.

THE VARIABLE ACCOUNT

The Variable Account is a segregated investment account of Fortis Benefits. Fortis Benefits established Variable Account D under Minnesota insurance law as of October 14, 1987. The Variable Account is an integral part of Fortis Benefits. However, the Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Assets in the Variable Account representing reserves and liabilities under these contracts and other variable annuity contracts issued by Fortis Benefits will not be chargeable with liabilities arising out of any other business of Fortis Benefits.

The Variable Account has subaccounts. The assets in each subaccount are invested exclusively in a distinct class (or series) of stock issued by Series Fund, each of which represents a separate investment portfolio within Series Fund. Income and both realized and unrealized gains or losses from the assets of each subaccount of the Variable Account are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount of the Variable Account or arising out of any other business we may conduct. We may add or eliminate new subaccounts as new portfolios are added or are eliminated.

SERIES FUND

Series Fund is a "series" type of mutual fund. Series Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Series Fund has served as the investment medium for the Variable Account since the Variable Account began operations. Series Fund is also the investment medium for the variable account of Fortis Benefits through which variable life insurance policies are issued by Fortis Benefits. We do not foresee any conflict between your interests and the interests of life insurance policy owners. However, Series Fund's Board of Directors will monitor to identify any material, irreconcilable conflicts which may develop. Series Fund's Board of Directors will determine what action, if any, should be taken in response. If it becomes necessary for any separate account to replace shares of any portfolio with another investment, the portfolio may have to liquidate securities on a disadvantageous basis.

Fortis Benefits purchases and redeems Series Fund shares for the Variable Account at their net asset value without any sales or redemption charges. These shares are interests in the portfolios of Series Fund available for investment by the Variable Account. Each portfolio corresponds to one of the subaccounts of the Variable Account. The assets of each portfolio are separate from the assets of other portfolios. In addition, each portfolio operates as a separate investment portfolio whose investment performance has no effect on the investment performance of any other portfolio.

We automatically reinvest dividends or capital gain distributions attributable to contracts in shares of the portfolio from which they are received at the portfolio's net asset value on the date paid. These dividends and distributions will have the effect of reducing the net asset value of each share of the corresponding portfolio and increasing, by an equivalent value, the number of shares outstanding of the portfolio. However, the value of your interest in the corresponding subaccount will not change as a result of any of these dividends and distributions.

The portfolios of Series Fund available for investment by the Variable Account are listed on the cover page of this prospectus.

A full description of the portfolios, their investment policies and restrictions, the charges, the risks associated with investing in them, and other aspects of their operations is contained in the prospectus for Series Fund accompanying this prospectus and in the Statement of Additional Information for Series Fund. Additional copies of these documents may be obtained from your sales representative or from our home office. The complete risk disclosure in the prospectus for the Diversified Income Series, High Yield Series, Asset Allocation Series, and Global Asset Allocation Series should be read before selection of them for investment.

THE FIXED ACCOUNT

GUARANTEED INTEREST RATES/GUARANTEE PERIODS


Any amount you allocate to the fixed account earns a guaranteed interest rate beginning on the date you make the allocation. The guaranteed interest rate continues for the number of years you select, up to a maximum of ten years. At the end of your guarantee period, your contract value, including accrued interest, will be allocated to a new guarantee period of equal length. However, you may reallocate your contract value to a different guarantee period (or periods) or to one (or more) of the subaccounts of the Variable Account. If you decide to reallocate your contract value, you must do so by sending us a written request. We must receive your written request at least three business days before the end of your guarantee period. The first day of your new guarantee period (or other reallocation) will be the day after the end of your previous guarantee period. We will notify you at least 45 days and not more than 75 days before the end of your guarantee period.


We currently offer ten different guarantee periods. These guarantee periods range in length from one to ten years. Each guarantee period has its own guaranteed interest rate, which may differ from those for other guarantee periods. From time to time we will, at our discretion, change the guaranteed interest rate for future guarantee periods. These changes will not affect the guaranteed interest rates we are paying on current guarantee periods. Please note, when you allocate or transfer an amount to a guarantee period, a new guarantee period begins running with respect to that amount. Therefore, the amount you allocate will earn a guaranteed interest rate that will not change until the end of that period. In addition, the guaranteed interest rate will never be less than an effective annual rate of 4%.

We declare the guaranteed interest rates from time to time as market conditions dictate. We advise you of the guaranteed interest rate for a chosen guarantee period at the time we receive a purchase payment from you, or at the time we execute a transfer you have requested, or at the time a guarantee period is renewed.

We do not have a specific formula for establishing the guaranteed interest rates for the guarantee periods. Guaranteed interest rates may be influenced by the available interest rates on the investments we acquire with the amounts you allocate for a particular guarantee period. Guaranteed interest rates do not necessarily correspond to the available interest rates on the investments we acquire with the amounts you allocate for a particular guarantee period. See "Investments by Fortis Benefits". In addition, when we determine guaranteed interest rates, we may consider: (1) the duration of a guarantee period, (2) regulatory and tax requirements, (3) sales and administrative expenses we bear,
(4) risks we assume, (5) our profitability objectives, and (6) general economic trends.

FORTIS BENEFITS' MANAGEMENT MAKES THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES WE DECLARE. WE CANNOT PREDICT OR ASSURE THE LEVEL OF ANY FUTURE GUARANTEED INTEREST RATES IN EXCESS OF AN EFFECTIVE ANNUAL RATE OF 4%.

THE FIXED ACCOUNT INVESTMENT OPTION IS NOT AVAILABLE FOR CONTRACTS ISSUED IN THE STATES OF PENNSYLVANIA AND NEVADA.

You may obtain information concerning the guaranteed interest rates that apply to the various guarantee periods. You may obtain this information from our home office or from your sales representative at any time.

MARKET VALUE ADJUSTMENT

Except as described below, we will apply a Market Value Adjustment to any fixed account value that is:

     - surrendered,

     - transferred, or

     - otherwise paid out

before the end of the guarantee period in which it is being held.

For example, we will apply a Market Value Adjustment to fixed account value that we pay:

     - as a death benefit pursuant to a contract,

     - as an amount applied to an annuity option, and

     - as an amount paid as a single sum in lieu of an annuity.

The Market Value Adjustment we apply may increase or decrease the fixed account value that is withdrawn or transferred. We determine whether the fixed account value is increased or decreased by performing a comparison of two guaranteed interest rates.

The first rate we compare is the guaranteed interest rate for the fixed account value that is withdrawn or transferred from the existing guarantee period. The second rate we compare is the guaranteed interest rate we are then offering for new guarantee periods with durations equal to the number of years remaining in the existing guarantee period. After comparing these two rates, we determine whether the fixed account value is increased or decreased as follows:

     - If the first rate exceeds the second rate by more than 1/2%, the Market Value Adjustment produces an increase in the fixed account value withdrawn or transferred.

     - If the first rate does not exceed the second rate by at least 1/2%, the Market Value Adjustment produces a decrease in the fixed account value withdrawn or transferred.

We will determine the Market Value Adjustment by multiplying the fixed account value that is withdrawn or transferred from the existing guarantee period (before deduction of any applicable surrender charge) by the following factor:

                 1 + I           n/12
              ------------               - 1
         (    1 + J + .005  )

where,

     - I is the guaranteed interest rate we credit to the fixed account value that is withdrawn or transferred from the existing guarantee period.

     - J is the guaranteed interest rate we are then offering for new guarantee periods with durations equal to the number of years remaining in the existing guarantee period (rounded up to the next higher number of years).

     - N is the number of months remaining in the existing guarantee period (rounded up to the next higher number of months).

You will find sample Market Value Adjustment calculations in Appendix A.

We do not apply a Market Value Adjustment to withdrawals and transfers of fixed account value under two exceptions. We describe these exceptions below.

We will not apply a Market Value Adjustment to fixed account value that we pay out during a 30 day period that:

     - begins 15 days before the end date of the guarantee period in which the fixed account value was being held,

and that:

     - ends 15 days after the end date of the guarantee period in which the fixed account value was being held.

In addition, we will not apply a Market Value Adjustment to fixed account value that is withdrawn or transferred from a guarantee period on a periodic, automatic basis. This exception only applies to such withdrawals or transfers under a formal Fortis Benefits program for the withdrawal or transfer of fixed account value.

We may impose conditions and limitations on any formal Fortis Benefits program for the withdrawal or transfer of fixed account value. Ask your Fortis Benefits representative about the availability of such a program in your state. In addition, if such a program is available in your state, your Fortis Benefits representative can inform you about the conditions and limitations that may apply to that program.

INVESTMENTS BY FORTIS BENEFITS

Fortis Benefits' legal obligations with respect to the fixed account are supported by our general account assets. These general account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the fixed account are the property of Fortis Benefits, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our general account and in the fixed account. Neither our general account nor the fixed account is subject to registration under the Investment Company Act of 1940.

We will invest amounts in our general account, and amounts in the fixed account, in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:

     - federal, state and municipal obligations,

     - preferred and common stocks,

     - corporate bonds,

     - real estate mortgages,

     - real estate, and

     - certain other investments.

See "Fortis Benefits' Financial Statements" for information on our investments. Investment management for amounts in our general account and in the fixed account is provided to us by Fortis Advisors, Inc.

When we establish guaranteed interest rates, we will consider the available return on the instruments in which we invest amounts allocated to the fixed account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guaranteed Interest
Rates/Guarantee Periods".

Generally, we expect to invest amounts allocated to the fixed account in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the guarantee periods. We also expect that these debt instruments will primarily include:

(1) securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;

(2) debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are:
    Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;

(3) other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;

(4) other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.

Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the fixed account according to any particular strategy, See "Regulation and Reserves".

ACCUMULATION PERIOD

ISSUANCE OF A CONTRACT AND PURCHASE PAYMENTS

We reserve the right to reject any application for a contract or any purchase payment for any reason. If we accept your issuing instructions in the form received, we will credit the initial purchase payment within two Valuation Dates after the later of (1) receipt of the issuing instructions or (2) receipt of the initial purchase payment at our home office. If we cannot apply the initial purchase payment within five Valuation Dates after receipt because the issuing instructions are incomplete, we will return the initial purchase payment unless you consent to our retaining the initial purchase payment and applying it as of the end of the Valuation Period in which the necessary requirements are fulfilled. The initial purchase payment must be at least $5,000 ($2,000 for a contract issued pursuant to a qualified plan).

The date that we apply the initial purchase payment to the purchase of the contract is also the contract issue date. The contract issue date is the date used to determine contract years, regardless of when we deliver the contract. Our crediting of investment experience in the Variable Account, or a fixed rate of return in the fixed account, generally begins as of the contract issue date.

We will accept additional purchase payments at any time after the contract issue date and prior to the annuity commencement date, as long as the Annuitant is living. You must transmit purchase payments (together with any required information identifying the proper contracts and account to be credited with purchase payments) to our home office. We apply additional purchase payments to the contract, and add to the contract value as of the end of the Valuation Period in which we receive the payments.

Each additional purchase payment under a contract must be at least $50. The total of all purchase payments for all Fortis Benefits annuities having the same owner or Annuitant, may not exceed $1 million (not more than $500,000 allocated to the fixed account) without our prior approval. We reserve the right to modify this limitation at any time.

You may make purchase payments in excess of the initial minimum by monthly draft against a bank account if you have completed and returned to us a special authorization form. You may get the form from your sales representative or from our home office. We can also arrange for you to make purchase payments by wire transfer, payroll deduction, military allotment, direct deposit and billing. Purchase payments by check should be made payable to Fortis Benefits Insurance Company.

If the contract value is less than $1,000, we may cancel the contract on any Valuation Date. We will notify you of our intention to cancel the contract at least 90 days in advance of the cancellation date. If we do cancel your contract, we consider such cancellation a full surrender of the contract.

CONTRACT VALUE

Contract value is the total of any Variable Account value in all the subaccounts of the Variable Account, plus any fixed account value in all the guarantee periods.

The contract does not guarantee a minimum Variable Account value. You bear the entire investment risk for the contract value that you allocate to the Variable Account.

Determination of Variable Account Value. A contract's Variable Account value is based on the number of Accumulation Units and on Accumulation Unit values, which are determined on each Valuation Date. The value of an Accumulation Unit for a subaccount on any Valuation Date is equal to the previous value of that subaccount's Accumulation Unit multiplied by that subaccount's net investment factor (discussed directly below) for the Valuation Period ending on that Valuation Date. At the end of any Valuation Period, a contract's Variable Account value in a subaccount is equal to the number of Accumulation Units in the subaccount times the value of one Accumulation Unit for that subaccount.

The number of Accumulation Units in each subaccount is equal to

     - Accumulation Units purchased at the time that any purchase payments or transferred amounts are allocated to the subaccount; less

     - Accumulation Units redeemed to pay for the portion of any transfers from or partial surrenders allocated to the subaccount; less

     - Accumulation Units redeemed to pay charges under the contract.

Net Investment Factor. The net investment factor for a subaccount is determined by dividing (1) the net asset value per share of the portfolio shares held by the subaccount, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made with respect to the portfolio shares held by the subaccount during the current Valuation Period, minus a per share charge for the increase, plus a per share credit for the decrease, in any income taxes assessed which we determine to have resulted from the investment operation of the subaccount or any other taxes which are attributable to this contract, by (2) the net asset value per share of the portfolio shares held in the subaccount as determined at the end of the previous Valuation Period, and subtracting from that result a factor representing the mortality risk, expense risk and administrative expense charge.

If a subaccount's net investment factor is greater than one, the subaccount's Accumulation Unit value has increased. If a subaccount's net investment factor is less than one, the subaccount's Accumulation Unit value has decreased.

Determination of Fixed Account Value. A contract's fixed account value is guaranteed by Fortis Benefits. Therefore, we bear the investment risk with respect to amounts allocated to the fixed account, except to the extent that (1) we may vary the guaranteed interest rate for future guarantee periods (subject to the 4% effective annual minimum) and (2) the Market Value Adjustment imposes investment risks on you.

The contract's fixed account value on any Valuation Date is the sum of its fixed account values in each guarantee period on that date. The fixed account value in a guarantee period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:

     - The amount of purchase payments or transferred amounts allocated to the guarantee period; less

     - The amount of any transfers or surrenders out of the guarantee period.

ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE

Allocation of Purchase Payments. In your application for a contract, you may allocate purchase payments, or portions of payments, to the:

     - available subaccounts of the Variable Account, or

     - to the guarantee periods in the fixed account, or

     - to a combination of the two previous options.

Percentages must be in whole numbers and the total allocation must equal 100%. The percentage allocations for future purchase payments may be changed, without charge, at any time by sending a written request to Fortis Benefits' home office. Changes in the allocation of future purchase payments will be effective on the date we receive your written request.

Transfers. You may transfer contract value:

     - from one available subaccount to another available subaccount, or

     - from one available subaccount to the fixed account, or

     - from one guarantee period to another guarantee period, or

     - from one guarantee period to an available subaccount

You must request transfers by (1) a written request to Fortis Benefits' home office, or by (2) a telephone transfer as described below. Currently, we do not charge for any transfer. However, transfers from a guarantee period that are (1) more than 15 days before or 15 days after the expiration of the existing guarantee period, or are (2) not a part of a formal Fortis Benefits program for the transfer of fixed account value are subject to a Market Value Adjustment. See "Market Value Adjustment".

The minimum transfer from a subaccount or guarantee period is the lesser of:

     - $1,000, or

     - all of the contract value in the subaccount or guarantee period.

However, we may permit a continuing request for transfers of lesser specified amounts automatically on a periodic basis. We reserve the right to restrict the frequency of transfers or to otherwise condition, terminate, or impose charges (not to exceed $25 per transfer) upon transfers. Where you make all your transfer requests at the same time, as part of one request, we will count all transfers between and among the subaccounts of the Variable Account and the fixed account as one transfer. We will execute the transfers, and determine all values in connection with the transfers, at of the end of the Valuation Period in which we receive the transfer request. The amount of any positive or negative Market Value Adjustment will be added to or deducted from the transferred amount.

Certain restrictions on very substantial allocations to any one subaccount are set forth under "Limitations on Allocations" in the Statement of Additional Information.

TOTAL AND PARTIAL SURRENDERS

Total Surrenders. You may surrender all of the cash surrender value at any time during the life of the Annuitant and prior to the annuity commencement date. If you choose to make a total surrender, you must do so by written request sent to our home office. We reserve the right to require that the contract be returned to us prior to making payment, although this will not affect our determination of the amount of the cash surrender value. Cash surrender value is:

     - the contract value at the end of the Valuation Period during which we receive the written request for the total surrender at our home office, less

     - any applicable surrender charge, and

     - after we have applied any Market Value Adjustment.

See "Surrender Charge" and "Market Value Adjustment".

We must receive written consent of all collateral assignees and irrevocable beneficiaries prior to any total surrender. We will generally pay surrenders from the Variable Account within seven days of the date of receipt by our home office of the written request. However, we may postpone payments in certain circumstances. See "Postponement of Payment".

The amount we pay upon total surrender of the cash surrender value (taking into account any prior partial surrenders) may be more or less than the total purchase payments you made. After a surrender of the cash surrender value or at any time the contract value is zero, all rights of the owner, Annuitant, or any other person will terminate.

Partial Surrenders. At any time during the life of the Annuitant and prior to the annuity commencement date, you may surrender a portion of the fixed account and/or the Variable Account. You must request partial surrender by a written request sent to Fortis Benefits' home office. We will not accept a partial surrender request from you unless the net proceeds payable to you, as a result of the request, are at least $1,000. We will surrender the entire cash surrender value under the contract if the total contract value in both the Variable Account and fixed account would be less than $1,000 after the partial surrender.

You should specify the subaccounts of the Variable Account or guarantee periods of the fixed account that you wish to partially surrender. If you do not specify, we take the partial surrender from the subaccounts and from the guarantee periods of the fixed account on a pro rata basis.

We will surrender Accumulation Units from the Variable Account and/ or dollar amounts from the fixed account so that the total amount of the partial surrender equals the dollar amount of the partial surrender request. We will reduce the partial surrender by the amount of any applicable surrender charge. In addition, if the surrender is from a guarantee period, we will reduce the amount payable to you by any negative Market Value Adjustment, or we will increase the amount payable to you by any positive Market Value Adjustment unless the surrender is
(1) within 15 days before or 15 days after the expiration of a guarantee period, or (2) is a part of a formal Fortis Benefits program for the transfer or withdrawal of fixed account value. The partial surrender will be effective at the end of the Valuation Period in which we receive the written request for partial surrender at our home office. Payments will generally be made within seven days of the effective date of such request, although certain delays are permitted. See "Postponement of Payment".

The Internal Revenue Code provides that a penalty tax will be imposed on certain premature surrenders. For a discussion of this and other tax implications of total and partial surrenders, including withholding requirements, see "Federal Tax Matters". Also, under tax deferred annuity contracts pursuant to Sec-tion 403(b) of the Internal Revenue Code, no distributions of voluntary salary reduction amounts will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)

TELEPHONE TRANSACTIONS

You or your representative may make certain requests under the contract by telephone if we have a written telephone authorization on file. These include requests for (1) transfers, (2) withdrawals, and (3) changes in purchase payment allocation instructions, dollar-cost averaging, portfolio rebalancing programs, and systematic withdrawals. Our home office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, among others, (1) requiring some form of personal identification such as your address and social security number prior to acting upon instructions received by telephone, (2) providing written confirmation of such transactions, and/or (3) tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. We may be liable for any losses due to unauthorized or fraudulent instructions if we do not employ reasonable procedures. If we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

BENEFIT PAYABLE ON DEATH OF ANNUITANT OR OWNER

If the owner or Annuitant dies prior to the annuity commencement date, we will pay a death benefit to the beneficiary. If more than one Annuitant has been named, we will pay the death benefit payable upon the death of an Annuitant only upon the death of the last survivor of the persons so named.

If the contract is issued on or after May 1, 1997 and in a state that has approved the Enhanced Death Benefit Rider (check with your representative as to its availability in your state), the death benefit will be equal to the greater of (1), (2), or (3) as follows:

(1)(a) If an owner or the Annuitant dies before the date any owner or Annuitant first reaches age 75, the accumulation of purchase payments made less all prior surrenders and less any applicable prior negative Market Value Adjustments less previously imposed surrender charges at an effective annual rate of 3.0%. This amount may not exceed a maximum of two times the following: purchase payments made less all prior surrenders and less any applicable prior negative Market Value Adjustments less previously imposed surrender charges. This amount is referred to as the "roll-up amount".

                                       or

(1)(b) If the Annuitant or owner dies on or after the date any owner or Annuitant first reaches age 75, the roll-up amount as of the date that an owner or Annuitant first reaches age 75, plus subsequent purchase payments made, less subsequent surrenders and any subsequent negative Market Value Adjustments less subsequently imposed surrender charges.

(2) The contract value adjusted by any applicable Market Value Adjustment as of the date used for valuing the death benefit.

(3) The contract value adjusted by any Market Value Adjustment (less the amount of any subsequent surrenders and surrender charges and negative Market Value Adjustments in connection therewith), as of the contract's Seven Year Anniversary immediately preceding the earlier of:

      (a) the date of death of either the owner or Annuitant, or

      (b) the date either first reaches his or her 75th birthday.

See Appendix B for Sample Death Benefit Calculations.

If the contract is issued prior to May 1, 1997, or on or after that date in a state that has not approved the Enhanced Death Benefit rider, the death benefit will be equal to the greater of (1), (2), or (3) as follows:

(1) The sum of all purchase payments made (less all prior surrenders and previously-imposed surrender charges and prior negative Market Value Adjustments);

(2) The contract value adjusted by any Market Value Adjustment, as of the date used for valuing the death benefit; or

(3) The contract value adjusted by any Market Value Adjustment (less the amount of any subsequent surrenders and surrender charges and negative Market Value Adjustments in connection therewith), as of the contract's Seven Year Anniversary immediately preceding the earlier of:

     (a) the date of death of either the owner or Annuitant, or

     (b) the date either first reaches his or her 75th birthday.

The value of the death benefit is determined as of the end of the Valuation Period in which we receive, at our home office, proof of death and the written request as to the manner of payment. Upon receipt of these items, the death benefit generally will be paid within seven days. Under certain circumstances, payment of the death benefit may be postponed. See "Postponement of Payment". If we do not receive a written request for a settlement method, we will pay the death benefit in a single sum, based on values determined at that time.

The beneficiary may (1) receive a single sum payment, which terminates the contract, or (2) select an annuity option. If the beneficiary selects an annuity option, he or she will have all the rights and privileges of a payee under the contract. If the beneficiary desires an annuity option, the election should be made within 60 days of the date the death benefit becomes payable. Failure to make a timely election can result in unfavorable tax consequences. For further information, see "Federal Tax Matters".

We accept any of the following as proof of death: (1) a copy of a certified death certificate; (2) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; or (3) a written statement by a medical doctor who attended the deceased at the time of death.

The Internal Revenue Code requires that a Non-Qualified Contract contain certain provisions about an owner's death. We discuss these provisions below under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts". It is imperative that written notice of the death of the owner be promptly transmitted to us at our home office, so that we can make arrangements for distribution of the entire interest in the contract to the beneficiary in a manner that satisfies the Internal Revenue Code requirements. Failure to satisfy these requirements may result in the contract not being treated as an annuity contract for federal income tax purposes with possible adverse tax consequences.

THE ANNUITY PERIOD

ANNUITY COMMENCEMENT DATE

You may specify an annuity commencement date in your application. The annuity commencement date marks the beginning of the period during which an Annuitant or other payee designated by the owner receives annuity payments under the contract. The annuity commencement date must be at least two years after the contract issue date. You should consult your sales representative in this regard.

The Internal Revenue Code may impose penalty taxes on amounts distributed either too soon or too late depending on the type of retirement arrangement involved. See "Federal Tax Matters". You should consider this carefully in selecting or changing an annuity commencement date.

You must submit a written request in order to advance or defer the annuity commencement date. Moreover, you must submit a written request during the Annuitant's lifetime. We must receive the request at our home office at least 30 days before the then-scheduled annuity commencement date. The new annuity commencement date must also be at least 30 days after we receive the written request. You have no right to make any total or partial surrender during the Annuity Period.

COMMENCEMENT OF ANNUITY PAYMENTS

We may pay the entire contract value, rather than apply the amount to an annuity option if the contract value at the end of the Valuation Period which contains the annuity commencement date is less than $1,000. We would make the payment in a single sum to the Annuitant or other payee chosen by the owner and cancel the contract. We would not impose any charge other than the premium tax charge.

Otherwise, we will apply (1) the fixed account value to provide a Fixed Annuity Option and (2) the Variable Account value in any subaccount to provide a Variable Annuity Option using the same subaccount, unless you have notified us by written request to apply the fixed account value and Variable Account value in different proportions. We must receive written request at our home office at least 30 days before the annuity commencement date.

We will make annuity payments under a Fixed or Variable Annuity Option on a monthly basis to the Annuitant or other properly-designated payee, unless we agree to a different payment schedule. If you name more than one person as an Annuitant, you may elect to name one of such persons to be the sole Annuitant as of the annuity commencement date. We reserve the right to change the frequency of any annuity payment so that each payment will be at least $50 ($20 in Texas).

The amount of each annuity payment will depend on (1) the amount of contract value applied to an annuity option, (2) the form of annuity selected, and (3) the age of the Annuitant. For information concerning the relationship between the Annuitant's sex and the amount of annuity payments, including special requirements in connection with employee benefits plans, see "Calculations of Annuity Payments' in the Statement of Additional Information. The Statement of Additional Information also contains detailed information about how the amount of each annuity payment is computed.

The dollar amount of any fixed annuity payments is specified during the entire period of annuity payments according to the provisions of the annuity option selected. The dollar amount of variable annuity payments varies during the Annuity Period based on changes in Annuity Unit values for the subaccounts that you choose to use in connection with your payments.

RELATIONSHIP BETWEEN SUBACCOUNT INVESTMENT PERFORMANCE AND AMOUNT OF VARIABLE ANNUITY PAYMENTS

The amount of an annuity payment depends on the average effective net investment return of a subaccount during the period since the preceding payment as follows:

     - if the return is higher than 4% annually, the Annuity Unit value will increase, and the second payment will be higher than the first; and

     - if the return is lower than 4% annually, the Annuity Unit value will decrease, and the second payment will be lower than the first.

"Net investment return," for this purpose, refers to the subaccount's overall investment performance after deduction of the mortality and expense risk and administrative expense charges, which are assessed at an annual rate of 1.35%.

We guarantee that the amount of each variable annuity payment after the first payment will not be affected by variations in our mortality experience or our expenses.

Transfers. A person receiving annuity payments may make up to four transfers a year among subaccounts. The current procedures for and conditions on these transfers are the same as we describe above under "Allocation of Purchase Payments and Contract Value--Transfers". We do not permit transfers from a Fixed Annuity Option during the Annuity Period.

ANNUITY OPTIONS

You may select an annuity option or change a previous selection by written request. We must receive your request at least 30 days before the annuity commencement date. You may select one annuity form, although payments under that form may be on a combination fixed and variable basis. If no annuity form selection is in effect on the annuity commencement date, we usually automatically apply Option B (described below), with payments guaranteed for ten years. However, federal pension law may require that we make default payments under certain retirement plans pursuant to plan provisions and/or federal law. Tax laws and regulations may impose further restrictions to assure that the primary purpose of the plan is distribution of the accumulated funds to the employee.

Your contract offers the following options for fixed and variable annuity payments. Under each of the options, we make payments as of the first Valuation Date of each monthly period, starting with the annuity commencement date.

Option A, Life Annuity. We do not make payments after the annuitant dies. It is possible for the annuitant to receive only one payment under this option, if the annuitant dies before the second payment is due.

Option B, Life Annuity with Payments Guaranteed for 10 Years to 20 Years. We continue payments as long as the annuitant lives. If the annuitant dies before we have made all of the guaranteed payments, we continue installments of the guaranteed payments to the beneficiary.

Option C, Joint and Full Survivor Annuity. We continue payments as long as either the annuitant or the joint annuitant is alive. We stop payments when both the annuitant and the joint annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both annuitants die before the second payment is due.

Option D, Joint and One-Half Contingent Survivor Annuity. We continue payments as long as either the annuitant or the joint annuitant is alive. If the annuitant dies first, we continue payments to the joint annuitant at one-half the original amount. If the joint annuitant dies first, we continue payments to the annuitant at the original full amount. We stop payments when both the annuitant and the joint annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both annuitants die before the second payment is due.

We also have other annuity options available. You can get information about them from your sales representative or by calling or writing to our home office.

DEATH OF ANNUITANT OR OTHER PAYEE

Under most annuity forms offered by us, the amounts, if any, payable on the death of the Annuitant during the Annuity Period are the continuation of annuity payments for any remaining guarantee period or for the life of any joint Annuitant. In all such cases, the person entitled to receive payments also receives any rights and privileges under the annuity form in effect.

Additional rules applicable to such distributions under Non-Qualified Contracts are described under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts". Though the rules there described do not apply to contracts issued in connection with qualified plans, similar rules apply to the plans themselves.

CHARGES AND DEDUCTIONS

PREMIUM TAXES

We deduct state premium taxes as follows:

     - when imposed on purchase payments, we pay the amount on your behalf and deduct the amount from your contract value upon (1) our payment of surrender proceeds or death benefit or (2) annuitization of a contract, or

     - when imposed at the time annuity payments begin, we deduct the amount from your contract value.

Applicable premium tax rates depend upon your place of residence. Rates can change by legislation, administrative interpretations, or judicial acts.

CHARGES AGAINST THE VARIABLE ACCOUNT

Mortality and Expense Risk Charge. We assess each subaccount of the Variable Account with a daily charge for mortality and expense risk. This charge is a nominal annual rate of 1.25% of the average daily net assets of the Variable Account. It consists of approximately .8% for mortality risk and approximately
 .45% for expense risk. We guarantee not to increase this charge for the duration of the contract. This charge is assessed during both the Accumulation Period and the Annuity Period.

The mortality risk borne by us arises from our obligation to make annuity payments (determined in accordance with the annuity tables and other provisions contained in the contract) for the full life of all Annuitants regardless of how long all Annuitants or any individual Annuitant might live. In addition, we bear a mortality risk in that we guarantee to pay a death benefit upon the death of an Annuitant or owner prior to the annuity commencement date. We do not impose a surrender charge upon payment of a death benefit. This places a further mortality risk on us.

The expense risk we assume is that actual expenses incurred in connection with issuing and administering the contract will exceed the limits on administrative charges set in the contract.

We bear the loss if the administrative charges and the mortality and expense risk charge are insufficient to cover the expenses and costs assumed. Conversely, we profit if the amount deducted proves more than sufficient.

Administrative Expense Charge. We assess each subaccount of the Variable Account with a daily charge at an annual rate of .10% of the average daily net assets of the subaccount. We assess this charge during both the Accumulation Period and the Annuity Period. This charge helps cover administrative costs such as those incurred in issuing contracts, establishing and maintaining the records relating to contracts, making regulatory filings and furnishing confirmation notices, voting materials and other communications, providing computer, actuarial and accounting services, and processing contract transactions. There is no necessary relationship between the amount of administrative charges assessed on a given contract and the amount of expenses actually incurred for that contract.

TAX CHARGE

We currently impose no charge for taxes payable by us in connection with the contract, other than for applicable premium taxes. We reserve the right to impose a charge for any other taxes that may become payable by us in the future for the contracts or the Variable Account.

The annual administrative charge and charges against the Variable Account described above are for the purposes described. We may receive a profit as a result of these charges.

SURRENDER CHARGE

We do not deduct a sales charge from purchase payments. We deduct surrender charges on certain total or partial surrenders. We use the revenues from surrender charges to partially pay our expenses in the sale of the contracts, including (1) commissions, (2) promotional, distribution and marketing expenses, and (3) costs of printing and distribution of prospectuses and sales material.

Free Surrenders. You can withdraw the following amounts from the contract without a surrender charge:

     - Any purchase payments that we received more than seven years before the surrender date and that you have not previously surrendered;

     - Any earnings that you have not previously surrendered;

     - In any contract year, up to 10% of the purchase payments that we received less than seven years before the surrender date (whether or not you have previously surrendered the purchase payments).

Earnings are deemed to be withdrawn first. After all earnings have been withdrawn, all purchase payments not subject to a surrender charge are deemed to be withdrawn. After all purchase payments not subject to a surrender charge have been withdrawn, all purchase payments subject to a surrender charge are deemed to be withdrawn.

We do not impose a surrender charge on (1) annuitization or (2) payment of a single sum because less than the minimum required contract value is available to provide an annuity at the annuity commencement date or (3) payment of any death benefit.

In addition, we have an administrative policy to waive surrender charges for full surrenders of contracts that have been in force for at least ten years if the amount then subject to the surrender charge is less than 25% of the contract value. We have offered these contracts since 1991. Therefore, we have made no waivers. We reserve the right to change or terminate this practice at any time, both for new and for previously issued contracts.

Amount of Surrender Charge. We only apply surrender charges if the amount being withdrawn exceeds the sum of the amounts listed above under "Free Surrenders" (that is, if the amount being withdrawn includes purchase payments made less than seven years prior to the surrender date). The surrender charges are:

     NUMBER OF YEARS         SURRENDER CHARGE
      SINCE PURCHASE        AS A PERCENTAGE OF
   PAYMENT WAS CREDITED      PURCHASE PAYMENT
   --------------------     ------------------
       Less than 1                  7%
At least 1 but less than 2          6%
At least 2 but less than 3          5%
At least 3 but less than 4          4%
At least 4 but less than 5          3%
At least 5 but less than 6          2%
At least 6 but less than 7          1%
        7 or more                   0%

We anticipate the surrender charge will not be sufficient to cover our distribution expenses. To the extent that the surrender charge is insufficient, we will pay such costs from our general account assets. These assets will include any profit that we derive from the mortality and expense risk charge.

Nursing Care/Hospitalization Waiver of Surrender Charges. We do not deduct surrender charges for a total or partial withdrawal:

       - after a covered person has been confined in a hospital or skilled health care facility for at least 60 consecutive days and the covered person continues to be confined in the hospital or skilled care facility when the request is made, or

       - within 60 days following a covered person's discharge from a hospital or skilled health care facility after confinement of at least 60 consecutive days.

Confinement must begin after the effective date of this provision.

Covered persons are the contract owner or owners and the spouse of any contract owner if the spouse is the Annuitant. We will not waive surrender charges when a confinement is due to (1) substance abuse, or (2) mental or personality disorders without a demonstrable organic disease. We consider a degenerative brain disease such as Alzheimer's Disease an organic disease.

We provide this nursing care/hospitalization waiver of surrender charges by means of a rider to the contract. This rider has not been approved in all states. When you apply for a contract, you should check with your Fortis Benefits representative to determine if this rider is available in your state.

MISCELLANEOUS

The Variable Account invests in shares of the portfolios. Therefore, the net assets of the Variable Account will reflect the investment advisory fees and certain other expenses incurred by the portfolios and described in their prospectus.

REDUCTION OF CHARGES

We will not impose a surrender charge under any contract owned by:

(A) Fortis, Inc. or its subsidiaries, and the following persons associated with such companies, if at the contract issue date they are:

     (1) officers and directors;

     (2) employees; or

     (3) spouses of any such persons or any of such persons' children, grandchildren, parents, grandparents, or siblings--or spouses of any of these persons;

(B) Series Fund directors, officers, or their spouses (or such persons' children, grandchildren, parents or grandparents--or spouses of any such persons); and

(C) representatives or employees (or their spouses) of Fortis Investors (including agencies) or of other broker-dealers having a sales agreement with Fortis Investors (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons).

GENERAL PROVISIONS

THE CONTRACTS

The entire contract includes any application, amendment, rider, endorsement, and revised contract pages. Only an officer of Fortis Benefits can agree to change or waive any provision of a contract. Any change or waiver must be in writing and signed by an officer of Fortis Benefits.

The contracts are non-participating and do not share in dividends or earnings of Fortis Benefits.

POSTPONEMENT OF PAYMENT

We may defer for up to 15 days the payment of any amount attributable to a purchase payment made by check to allow the check reasonable time to clear. For a description of other circumstances in which amounts payable out of Variable Account assets could be deferred, see "Postponement of Payments" in the Statement of Additional Information. We may also defer payment of surrender proceeds payable out of the fixed account for a period of up to 6 months.

MISSTATEMENT OF AGE OR SEX AND OTHER ERRORS

If the Annuitant's age or sex was misstated, we pay the amount that the purchase payments paid would have purchased at the correct age and sex. If we make any overpayment because of incorrect information about age or sex, or any other miscalculation, we deduct the overpayment from the next payment due. We add underpayments to the next payment. We credit or charge the amount of any adjustment with interest at the rate of 4% annually.

ASSIGNMENT

Owners and payees may assign their rights and interests under a Qualified Contract only in certain narrow circumstances referred to in the contract. Owners and other payees may assign their rights and interests under Non-Qualified Contracts, including their ownership rights.

We take no responsibility for the validity of any assignment. Owners and payees must make a change in ownership rights in writing and send it to our home office. The change will be effective on the date made, although we are not bound by a change until the date we record it.

The rights under a contract are subject to any assignment of record at our home office. An assignment or pledge of a contract may have adverse tax consequences. See below under "Federal Tax Matters".

BENEFICIARY

You may name or change a beneficiary or a contingent beneficiary before the annuity commencement date. You must send a written request of the change to Fortis Benefits. Certain retirement programs may require spousal consent to name or change a beneficiary. Applicable tax laws and regulations may limit the right to name a beneficiary other than the spouse. We are not responsible for the validity of any change. A change will take effect as of the date it is signed but will not affect any payment we make or action we take before receiving the written request. We also need the consent of any irrevocably named person before making a requested change.

Upon the death of an owner or Annuitant prior to the annuity commencement date the beneficiary will be deemed to be as follows:

     - If there is any surviving owner, the surviving owner will be the beneficiary (this overrides any other beneficiary designation).

     - If there is no surviving owner, the beneficiary will be the beneficiary designated by the owner.

     - If there is no surviving owner and no surviving beneficiary who has been designated by the owner, then the estate of the last surviving owner will be the beneficiary.

REPORTS

We will mail to the owner (or to the person receiving payments during the Annuity Period), at the last known address of record, any report and communication required by applicable law or regulation. You should therefore give us prompt written notice of any address change. This will include annual audited financial statements of the Series Fund, but not necessarily of the Variable Account or Fortis Benefits.

RIGHTS RESERVED BY FORTIS BENEFITS

We reserve the right to make certain changes if, in our judgment, they would best serve the interests of owners and Annuitants or would be appropriate in carrying out the purposes of the contracts. We will make any change only as permitted by applicable laws. We will obtain your approval of the changes and approval from any appropriate regulatory authority if required by law. Examples of the changes we may make include:

     - To operate the Variable Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.

     - To transfer any assets in any subaccount to another subaccount, or to one or more separate accounts, or to the fixed account; or to add, combine, or remove subaccounts in the Variable Account.

     - To substitute, for the portfolio shares held in any subaccount, the shares of another portfolio of Series Fund or the shares of another investment company or any other investment permitted by law.

     - To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the contract as an annuity.

     - To change the time or time of day at which a Valuation Date is deemed to have ended.

     - To make any other necessary technical changes in the contract in order to conform with any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then outstanding contract the aggregate amount of the types of charges that we have guaranteed.

DISTRIBUTION

Fortis Investors, Inc. ("Fortis Investors") is the principal underwriter of the contracts. The contracts will be sold by individuals who are licensed by state insurance authorities to sell the contracts of Fortis Benefits, and (1) are registered representatives of Fortis Investors, or (2) are registered representatives of other broker-dealer firms or (3) are representatives of other firms that are exempt from broker dealer regulation. Fortis Investors and any other broker-dealer firms are (1) registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers, and (2) members of the National Association of Securities Dealers, Inc.

Fortis Investors will pay an allowance to its registered representatives and selling brokers in varying amounts. Fortis Investors does not expect the allowances under normal circumstances to exceed 6.25% of purchase payments plus a servicing fee of .25% of contract value per year, starting in the first contract year.

We and Fortis Investors may, under certain flexible compensation arrangements, pay lesser or greater selling allowances and larger or smaller service fees to its registered representatives and other broker dealer firms than as set forth above. However, in such case, such flexible compensation arrangements will have actuarial present values that are approximately equivalent to the amounts of the selling allowances and service fees set forth above. Additionally, registered representatives, broker-dealer firms and exempt firms may qualify for additional compensation based upon meeting certain production standards. Fortis Investors may charge back commissions paid to others if the contract upon which the commission was paid is surrendered or cancelled within certain specified time periods.


Fortis Benefits paid a total of $30,705,769, $32,874,801 and $48,774,402 to
Fortis Investors for annuity contract distribution services during 1997, 1998 and 1999, respectively, $5,091,431 in 1997 $5,389,151 in 1998 and $7,643,966 in
1999 was not reallowed to other broker-dealers or exempt firms. In the distribution agreement, Fortis Benefits has agreed to indemnify Fortis Investors (and its agents, employees, and controlling persons) for certain damages and expenses, including those arising under federal securities laws.


Fortis Benefits or Fortis Investors may also provide additional compensation to broker-dealers in connection with sales of contracts. Compensation may include financial assistance to broker-dealers in connection with (1) conferences, (2) sales or training programs for their employees, (3) seminars for the public, (4) advertising, (5) sales campaigns regarding contracts, and (6) other broker-dealer sponsored programs or events. Compensation may also include trips taken by invited sales representatives and their family members to locations within or without the United States for business meetings or seminars. Fortis Benefits or Fortis Investors may pay travel expenses that arise from these trips.


See Notes to Fortis Benefits' Financial Statements as to amounts it has paid to Fortis, Inc. for various services.


Fortis Investors is an indirect subsidiary of Fortis (NL)N.V. and Fortis (B). Fortis Investors is under common control with Fortis Benefits. Fortis Investors' principal business address is the same as that of our home office. Fortis Investors is not obligated to sell any specific amount of interests under the contracts. $110,000,000 of interests in the fixed account and an indefinite amount of interests in the Variable Account have been registered with the Securities and Exchange Commission.

FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes. These rules are based on laws, regulations and interpretations that are subject to change at any time. This summary is not comprehensive. We do not intend it as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser as to the tax implications of taking any action under a contract or related retirement plan.

NON-QUALIFIED CONTRACTS

Section 72 of the Internal Revenue Code ("Code") governs the taxation of annuities in general. Neither you nor any other person may exclude or deduct purchase payments under Non-Qualified Contracts from gross income. However, you are not currently taxed, until receipt, on any increase in the accumulated value of a Non-Qualified Contract that results from (1) the investment performance of the Variable Account, or (2) interest credited to the fixed account. Owners who are not natural persons are taxed annually on any increase in the contract value subject to exceptions. You may wish to discuss this with your tax adviser.

The following discussion applies generally to contracts owned by natural persons.

In general, surrenders or partial withdrawals under contracts are taxed as ordinary income to the extent of the accumulated income or gain under the contract. If you assign or pledge any part of the value of a contract, you pay on the value so pledged or assigned to the same extent as a partial withdrawal.

With respect to annuity payment options, the tax consequences may vary depending on the option elected under the contract. Until the "investment in the contract" is recovered, generally only the portion of the annuity payment that represents the amount by which the contract value exceeds the "investment in the contract" will be taxed. In general, "investment in the contract" is the aggregate amount of purchase payments made. After recovery of an Annuitant's or other payee's "investment in the contract," the full amount of any additional annuity payments is taxable.

For variable annuity payments, in general, the taxable portion of each annuity payment (prior to recovery of the "investment in the contract") is the amount of the payment less the nontaxable portion. The nontaxable portion of each payment is the "investment in the contract" divided by the total number of expected annuity payments.

For fixed annuity payments, in general, prior to recovery of the "investment in the contract," there is no tax on the amount of each payment that bears the same ratio to that payment as the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments. However, the remainder of each annuity payment is taxable. The taxable portion of a distribution (in the form of an annuity or a single sum payment) is taxed as ordinary income.

For purposes of determining the amount of taxable income resulting from distributions, all contracts and other annuity contracts we or our affiliates issue to you within the same calendar year will be treated as if they were a single contract.

You, or any other payee, will pay a 10% penalty on the taxable portion of a "premature distribution." Generally, an amount is a "premature distribution" unless the distribution is:

     - made on or after you or another payee reach age 59 1/2, or is

     - made to a beneficiary on or after your death, or is

     - made upon your disability or that of another payee, or is

     - part of a series of substantially equal annuity payments for your life or life expectancy, or is

     - part of a series of substantially equal annuity payments for the life or life expectancy of you and your beneficiary.

Premature distributions may result, for example, from:

     - an early annuity commencement date

     - an early surrender or partial surrender of a contract

     - an assignment of a contract

     - the early death of an Annuitant other than you or another person receiving annuity payments under the contract

If you transfer ownership of a contract, or designate an Annuitant or payee other than yourself, you may have certain income or gift tax consequences that are beyond the scope of this discussion. If you are contemplating any transfer or assignment of a contract, you should contact a competent tax adviser.

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS

In order that a Non-Qualified Contract be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires:

     - if any person receiving annuity payments dies on or after the annuity commencement date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of the person's death; and

     - if you die prior to the annuity commencement date, the entire interest in the contract will be distributed:

       - within five years after your death, or

       - as annuity payments that will begin within one year of your death and will be made over your designated beneficiary's life or over a period not extending beyond the life expectancy of that beneficiary.

However, if the owner's designated beneficiary is the surviving spouse, the surviving spouse may continue the contract as the new contract owner. Where the owner or other person receiving payments is not a natural person, the required distributions under Section 72(A) apply on the death of the primary Annuitant.

The Internal Revenue Service has not issued regulations interpreting the requirements of Section 72(s) (although it has issued proposed regulations interpreting similar requirements for qualified plans). We intend to review and modify the contract if necessary to ensure that it complies with the requirements of Section 72(s) when clarified by regulation or otherwise.

Generally, the above requirements will be satisfied with a single sum payment where the death occurs prior to the annuity commencement date. A single sum payment will be subject to proof of the owner's death. The beneficiary, however, may elect by written request to receive an annuity option instead of a lump sum payment. However, if the election is not made within 60 days of the date the single sum death benefit otherwise becomes payable, the IRS may disregard the election for tax purposes and tax the beneficiary as if a single sum payment had been made.

QUALIFIED CONTRACTS

The contracts may be used with several types of tax-qualified plans. The tax rules applicable to owners, Annuitants, and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a tax qualified plan on your behalf are excludable from your gross income during the Accumulation Period. The portion, if any, of any purchase payment that is not excluded from your gross income during the Accumulation Period constitutes your "investment in the contract".

When annuity payments begin, you will receive back your "investment in the contract" if any, as a tax-free return of capital. The Code provides which portion of each payment is taxable and which portion is tax free. These rules may vary depending on the type of tax qualified plan.

The contracts are available in connection with the following types of retirement plans:

     - Section 403(b) annuity plans for employees of certain tax-exempt organizations and public education institutions;

     - Section 401 or 403(a) qualified pension, profit-sharing, or annuity plans;

     - Individual retirement annuities ("IRAs") under Section 408(b);

     - Simplified employee pension plans ("SEPs") under Section 408(k);

     - SIMPLE IRA Plans under Section 408(p); and

     - Section 457 unfunded deferred compensation plans of tax-exempt organizations and private employer unfunded deferred compensation plans. The tax implications of these plans are further discussed in the Statement of Additional Information under the heading "Taxation Under Certain Retirement Plans".

WITHHOLDING

Annuity payments and other amounts received under contracts are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Despite the recipient's election, the Code may require withholding from certain payments outside the United States. The Code may also require withholding from certain distributions from certain types of qualified retirement plans, unless the proceeds are transferred directly from the qualified plan to another qualified retirement plan. Moreover, special "backup withholding" rules may require us to disregard the recipient's election if the recipient fails to supply us with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the TIN provided by the recipient is incorrect.

PORTFOLIO DIVERSIFICATION

The United States Treasury Department has adopted regulations under Section 817(h) of the Code that set forth diversification requirements for investments underlying Non-Qualified Con-tracts. We believe that the investments will satisfy these requirements. Failure to do so would result in immediate taxation to you or another person of all income credited to Non-Qualified Contracts. Also, current regulations do not provide guidance as to any circumstances in which control over allocation of values among different investment alternatives may cause you or another person receiving annuity payments to be treated as the owners of Variable Account assets for tax purposes. We reserve the right to amend the contracts in any way necessary to avoid any such result. The Treasury Department may establish standards in this regard through regulations or rulings. Such standards may apply only prospectively, although retroactive application is possible if the Treasury Department considered such standards not to embody a new position.

CERTAIN EXCHANGES

Section 1035 of the Code provides generally that no gain or loss will be recognized under the exchange of a life insurance or annuity contract for an annuity contract. Thus, a properly completed exchange pursuant to the special annuity contract exchange form we provide for this purpose is not generally a taxable event under the Code. Moreover, your investment in the contract will be the same as your investment in the product you exchanged out of.

Because of the complexity of these and other tax aspects in connection with an exchange, you should consult a tax adviser before making any exchange.

TAX LAW RESTRICTIONS AFFECTING SECTION 403(b) PLANS

Section 403(b)(11) of the Internal Revenue Code restricts the distribution under
Section 403(b) annuity contracts of:

(1) elective contributions made for years beginning after December 31, 1988;

(2) earnings on those contributions; and

(3) earnings on amounts held as of December 31, 1988.

Distribution of these amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, we may not distribute income attributable to elective contributions made after December 31, 1988.

FURTHER INFORMATION ABOUT FORTIS BENEFITS

GENERAL

We offer and sell insurance products, including fixed and variable life insurance policies, fixed and variable annuity contracts, and group life, accident and health insurance policies. We market our products to small business and individuals through a national network of independent agents, brokers, and financial institutions.
OWNERSHIP OF SECURITIES


All of Fortis Benefits' outstanding shares are owned by Interfinancial, Inc., which is itself wholly owned by Fortis, Inc., both having an address of One Chase Manhattan Plaza, New York, N.Y. 10005. Fortis, Inc., in turn, is wholly owned by Fortis International, Inc., which is wholly owned by AMEV/VSB 1990 N.V., both of which share the same address with Fortis (NL) N.V., Archimedeslaan 10, 3584 BA, Utrecht, The Netherlands. AMEV/VSB 1990 N.V. is 50% owned by Fortis
(NL)N.V. and 50% owned, through certain subsidiaries, by Fortis (B), Boulevard Emile Jacqmain 53, 1000 Brussels, Belgium.


SELECTED FINANCIAL DATA

The following is a summary of certain financial data of Fortis Benefits. This summary has been derived in part from the financial statements of Fortis Benefits included elsewhere in this prospectus. You should read the following along with these financial statements.


                                                                               YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
                    (IN THOUSANDS)                           1999          1998          1997          1996          1995
                    --------------                           ----          ----          ----          ----          ----
INCOME STATEMENT DATA
  Premiums and policy charges.........................    $1,403,292    $1,299,770    $1,238,006    $1,295,878    $1,232,329
  Net investment income...............................       238,698       234,043       228,724       206,023       203,537
  Net realized gains (losses) on investment...........        25,962        52,404        41,101        25,731        55,080
  Other income........................................        53,848        44,671        36,458        31,725        33,085
                                                          ----------    ----------    ----------    ----------    ----------
  TOTAL REVENUES......................................    $1,721,799    $1,630,888    $1,544,289    $1,559,357    $1,524,031
                                                          ==========    ==========    ==========    ==========    ==========
  Total benefits and expenses.........................    $1,598,266    $1,538,604    $1,442,059    $1,470,066    $1,442,270
  Federal Income taxes................................        40,327        30,402        35,120        31,099        27,891
  Net income..........................................        83,206        61,882        67,110        58,192        53,870
BALANCE SHEET DATA
  Total assets........................................    $9,610,139    $7,598,196    $6,819,484    $5,951,876    $5,143,012
  Total liabilities...................................     8,760,587     6,712,728     5,939,378     5,171,203     4,431,914
  Total shareholder's equity..........................       849,552       885,468       880,106       780,673       711,098

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS


1999 COMPARED TO 1998



REVENUES



The Company's major products are group disability and dental, group medical, group life, and annuity and individual life insurance coverages sold through a network of independent agents and brokers. In the fourth quarter of 1999, the Company assumed a block of business from an affiliated Company, United Family Life Insurance Company. This assumed business is primarily pre-need life insurance designed to pre-fund funeral expenses and is sold as individual and group life and annuity products. Pre-need business represents $36 million in gross premium in 1999. Group disability and dental, group medical, group life, annuity and individual life and pre-need represented 39%,32%, 18%, 8% and 3%, respectively of premium in 1999 and 38%, 36%, 19%, 7% and 0% respectively in 1998. The Company had less capital gains from fixed income investments in 1999 as compared to 1998. During 1999, the Company decreased its common stock holdings as a result of investment portfolio realignment which resulted in equity gains.



The Company continues to match investment portfolio composition to liquidity needs and capital requirements. Changes in interest rates during 1999 and 1998 resulted in recognition of realized gains and losses upon sales of securities.



BENEFITS



The total year-to-date policyholder benefit to premium ratio decreased to 80% in 1999 from 83% in 1998. The group disability and dental, group medical, group life, annuity and individual life, and pre-need benefit to premium ratios for the year ended December 31, were 83%, 80%, 70%, 94%, and 87% respectively in 1999 and 83%, 85%, 73%, 108% and 0% respectively in 1998. The group medical business experienced a lower premium to benefit ratio due to rate increases and better management of claims. Group life had improved mortality in 1999. The annuity and individual life business also experienced strong market performance, in addition to lower interest crediting on the Company's interest sensitive and investment products.



EXPENSES



Commission rates have decreased from the levels in 1998. This is primarily due to changes in the mix of business by product lines as well as the change in first year versus renewal premiums.



The Company's general and administrative expense to premium ratio decreased slightly to 22% in 1999 down from 23% in 1998. A principal reason for this expense reduction is the combining of three group medical cost centers into one. The Company continued to monitor expenses, striving to improve the expense to premium ratio, while maintaining quality and timely services to policyholders.



1998 COMPARED TO 1997



REVENUES



The Company's major products are group disability and dental, group medical, group life, and annuity and individual life insurance coverages sold through a network of independent agents and brokers. 1998 total group disability and dental, group medical, group life, and annuity and individual life premiums represented 38%, 36%, 19% and 7% respectively of total premium in 1998 and 34%, 38%, 21% and 7% respectively in 1997. Strong group sales over the last three quarters of 1997 and throughout 1998, in both the long term disability and dental products is the primary reason for the increase in group disability and dental premium. Additionally, short term disability products had a larger than usual upswing in sales during the second and third quarters of 1998. The decrease in group medical premium is the result of a decision in 1996 to discontinue new sales of certain medical products coupled with higher than normal lapses of current medical business.



The Company continues to match investment portfolio composition to liquidity needs and capital requirements. Changes in interest rates during 1998 and 1997 resulted in recognition of realized gains and losses.



BENEFITS



The total year-to-date policyholder benefit to premium ratio remained relatively flat increasing to 83% in 1998 from 82% in 1997. The group disability and dental, group medical, group life, and annuity and individual life benefit to premium ratios for the year ended December 31, were 83%, 85%, 73% and 108% respectively in 1998 and 82%, 77%, 76% and 124% respectively in 1997. The group medical business experienced a higher benefit to premium ratio due to higher incurred benefits than anticipated. Group life experienced favorable year-to-date experience in 1998 compared to 1997. The annuity and individual life business also experienced lower mortality experience in 1998 compared to 1997, in addition to higher interest crediting on the Company's steadily increasing policy base of interest sensitive and investment products.



EXPENSES



The Company's general and administrative expense to premium ratio has increased slightly to 23% in 1998, up from 22% in 1997. Commission rates remained level from 1997 to 1998.



MARKET RISK AND RISK MANAGEMENT



Interest rate risk is the Company's primary market risk exposure. Substantial and sustained increases and decreases in market interest rates can affect the profitability of insurance products and market value of investments. The yield realized on new investments generally increases or decreases in direct relationship with interest rate changes. The market value of the Company's fixed maturity and mortgage loan portfolios generally increases when interest rates decrease, and decreases when interest rates increase.



Interest rate risk is monitored and controlled through asset/ liability management. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. A major component of the Company's asset/liability management program is structuring the investment portfolio with cash flow characteristics consistent with the cash flow characteristics of the Company's insurance liabilities. The Company uses computer models to perform simulations of the cash flow generated from existing insurance policies under various interest rate scenarios. Information from these models is used in the determination of interest crediting strategies and investment strategies. The asset/liability management discipline includes strategies to minimize exposure to loss as market interest rates change. On the basis of these analyses, management believes there is no material solvency risk to the Company with respect to interest rate movements up or down of 100 basis points from year-end levels.



Equity market risk exposure is not significant. Equity investments in the general account are not material enough to threaten solvency and contractowners bear the investment risk related to the variable products. Therefore, the risks associated with the investments supporting the variable separate accounts are assumed by contractowners, not by the Company. The Company provides certain minimum death benefits that depend on the performance of the variable separate accounts. Currently the majority of these death benefit risks are reinsured which then protects the Company from adverse mortality experience and prolonged capital market decline.



LIQUIDITY AND CAPITAL RESOURCES



The market value of cash, short-term investments and publicly traded bonds and stocks is at least equal to all policyholder reserves and liabilities. The Company's portfolio is readily marketable and convertible to cash to a degree sufficient to provide for short-term needs. The Company consistently monitors its liability durations and invests assets accordingly. The Company has no material commitments or off-balance sheet financing arrangements, which would reduce sources of funds in the upcoming year.



The National Association of Insurance Commissioners has implemented risk-based capital standards to determine the capital requirements of a life insurance company based upon the risks inherent in its operations. These standards require the computation of a risk-based capital amount which is then compared to a company's actual total adjusted capital. Based upon current calculations using these risk-based capital standards, the Company's percentage of total adjusted capital is in excess of ratios, which would require regulatory attention.



The Company's fixed maturity investments consisted of 98% investment grade bonds as of December 31, 1999 and the Company does not expect this percentage to change significantly in the future.



YEAR 2000



Introduction. The Company relies heavily on information technology (IT) systems to conduct its business. These IT systems include both internally developed and vendor-supplied systems. The company also relies on the non-IT systems including the embedded technology and facility related systems. In addition, the Company has business relationships with numerous entities including but not limited to financial institutions, financial intermediaries, third party administrators and other critical vendors as well as regulators and customers. These entities are themselves reliant on their IT systems to conduct their businesses. Therefore, there is a supply chain of dependency among and between all involved entities.



State of Readiness. In 1997, the Fortis parent company organized a multi-disciplinary Year 2000 Project Team (Team). The Company is part of the Team. The Team consists of employees at each subsidiary, audit, legal and outside consultants. The Team has developed and executed a comprehensive plan
(Plan) designed to make the Company's IT systems Year 2000 ready. The Plan covered four stages including (i) inventory, (ii) assessment, (iii) programming, and (iv) testing and certification. Programming, testing and certification of all systems and applications were completed in December, 1999; therefore, the Company has completed its Plan. The Company also inventoried its various facility locations and the systems that related thereto, including embedded technologies. These areas were also part of the Plan and were completed.



The Company identified third parties with which they have a material relationship in both sending and receiving information from those entities, with respect to current Year 2000 readiness. This action has also been completed as part of the Plan.



Costs. The cost of the Company's portion of the Year 2000 project is estimated at $26.9 million (pre-tax) and is being funded through operating cash flows. Total Year 2000 project costs are based on management's best estimates, which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. Costs to upgrade and replace systems in the normal course of business are not included in this estimate. For the year ended December 31, 1999, approximately $11.4 million (pre-tax) was expensed by the Company.



Risks. The Company limited the potential impact of the Year 2000 by monitoring the progress of its own Year 2000 project and those of its critical external relationship (both I/T and non-I/T) and by developing contingency/recovery plans. Those contingency plans identified the mission critical systems and relationships and put action plans in place to address a Year 2000 issue. To date, none of the contingency plans have been implemented. In addition, no significant Year 2000 issue has arisen which has had a material adverse effect on the Company's results of operations, liquidity or financial condition



Contingency Plans. Consistent with prudent due diligence efforts, the Company defined contingency plans aimed at ensuring the continuity of critical business functions before and after December 31, 1999, should there have been or in the future, be, an unexpected system failure. The Company developed plans that are designed to reduce the negative impact on the Company, and provide methods of returning to normal operations, if failure occurs.


VOTING PRIVILEGES

In accordance with our view of current applicable law, we will vote shares of each of the portfolios attributable to a contract at regular and special meetings of the shareholders of the portfolios. We will vote those shares in proportion to instructions we receive from the persons having the voting interest in the contract as of the record date for the corresponding portfolio shareholders meeting. Owners have the voting interest during the Accumulation Period, persons receiving annuity payments have the voting interest during the Annuity Period, and beneficiaries have the voting interest after the death of the Annuitant or owner. However, if the Investment Company Act of

1940 or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote shares of the portfolios in our own right, we may elect to do so.

We determine the number of shares of a portfolio attributable to a contract as follows:

     - During the Accumulation Period, we divide the amount of contract value in a subaccount by the net asset value of one share of the portfolio corresponding to that subaccount. We make this calculation as of the record date for the applicable portfolio.

     - During the Annuity Period, or after the death of the Annuitant or owner, we make a similar calculation. However, for subaccount value we use the liability for future variable annuity payments allocable to that subaccount as of the record date for the applicable portfolio. We calculate the liability for future variable annuity payments on the basis of the following on the record date:

     - mortality assumptions,

     - the assumed interest rate used in determining the number of Annuity Units under the contract, and

     - the applicable Annuity Unit value

During the Annuity Period, the number of votes attributable to a contract will generally decrease since funds set aside to make the annuity payments will decrease.

We will vote shares for which we have not received timely instructions, and any shares attributable to excess amounts we have accumulated in the related subaccount, in proportion to the voting instructions which we receive for all contracts and other variable annuity contracts participating in a portfolio. To the extent that we or any affiliated company holds any shares of a portfolio, those shares will be voted in the same proportion as instructions for that portfolio from all our policy holders holding voting interests in that portfolio. Shares held by separate accounts other than the Variable Account will in general be voted in accordance with instructions of owners in such other separate accounts. This diminishes the relative voting influence of the contracts.

Each person having a voting interest in a subaccount of the Variable Account will receive proxy material, reports and other materials relating to the appropriate portfolio. Under the procedures described above, these persons may give instructions regarding:

     - the election of the Board of Directors of the portfolios,

     - ratification of the selection of a portfolio's independent auditors,

     - the approval of the investment managers of a portfolio,

     - changes in fundamental investment policies of a portfolio, and


     - all other matters that are put to a vote of portfolio shareholders


LEGAL MATTERS

David A. Peterson, Esquire, Vice President and Assistant General Counsel with our legal department has passed on the legality of the contracts described in this prospectus. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised Fortis Benefits on certain federal securities law matters.

OTHER INFORMATION

We have filed Registration Statements with the Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the contracts discussed in this prospectus. We have not included in the prospectus all of the information set forth in the Registration Statement, amendments, and exhibits thereto. We intend statements contained in this prospectus about the content of the contracts and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission.

A Statement of Additional Information is available upon request. Its contents are as follows:

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Fortis Benefits and the Variable Account.......
Calculation of Annuity Payments................
Postponement of Payments.......................
Services.......................................
  - Safekeeping of Variable Account Assets.....
  - Experts....................................
  - Principal Underwriter......................
Taxation Under Certain Retirement Plans........
Withholding....................................
Other Information..............................
Variable Account Financial Statements..........
APPENDIX A--Performance Information............

FORTIS BENEFITS FINANCIAL STATEMENTS

The financial statements of Fortis Benefits that are included in this prospectus should be considered primarily as bearing on our ability to meet our obligations under the contracts. The contracts are not entitled to participate in our earnings, dividends, or surplus.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying balance sheets of Fortis Benefits Insurance Company, an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V., as of December 31, 1999 and 1998, and the related statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                          [/s/ ERNST & YOUNG]

February 17, 2000

Minneapolis, Minnesota

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                      DECEMBER 31
                                                                ------------------------
                                                                   1999          1998
                                                                ----------    ----------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost
     1999--$2,802,697; 1998--$2,315,904)....................    $2,706,372    $2,402,343
  Equity securities, at fair value (cost 1999--$81,554;
     1998--$141,947)........................................        85,021       157,851
  Mortgage loans on real estate, less allowance for possible
     losses (1999 and 1998--$11,085)........................       754,514       610,131
  Policy loans..............................................        83,439        74,950
  Short-term investments....................................       115,527        31,868
  Real estate and other investments.........................        47,502        36,156
                                                                ----------    ----------
                                                                 3,792,375     3,313,299
Cash and cash equivalents...................................        18,670           668
Receivables:
  Uncollected premiums......................................        62,938        61,883
  Reinsurance recoverable on unpaid and paid losses.........        23,471        14,853
  Other.....................................................        19,406        17,641
                                                                ----------    ----------
                                                                   105,815        94,377
Accrued investment income...................................        55,464        42,831
Deferred policy acquisition costs...........................       430,192       331,938
Property and equipment at cost, less accumulated
  depreciation..............................................        25,118        30,712
Deferred federal income taxes...............................        52,467        17,904
Other assets................................................         1,582         3,923
Due from affiliates.........................................         8,304            --
Assets held in separate accounts............................     5,120,152     3,742,403
                                                                ----------    ----------
Total assets................................................    $9,610,139    $7,578,055
                                                                ==========    ==========

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                      DECEMBER 31
                                                                ------------------------
                                                                   1999          1998
                                                                ----------    ----------
POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY
Policy reserves and liabilities:
  Future policy benefit reserves:
     Traditional and pre-need life insurance................    $1,106,269    $  450,776
     Interest sensitive and investment products.............     1,147,657     1,238,125
     Accident and health....................................       940,865       861,334
                                                                ----------    ----------
                                                                 3,194,791     2,550,235
  Unearned revenues.........................................        28,673        13,393
  Other policy claims and benefits payable..................       265,486       255,350
  Policyholder dividends payable............................         7,939         8,189
                                                                ----------    ----------
                                                                 3,496,889     2,827,167
  Accrued expenses..........................................        59,409        57,860
  Current income taxes payable..............................         1,838         4,168
  Other liabilities.........................................       120,110        86,226
  Due to affiliates.........................................            --         9,479
  Liabilities related to separate accounts..................     5,082,341     3,707,687
                                                                ----------    ----------
Total policy reserves and liabilities.......................     8,760,587     6,692,587
Commitments and contingencies
Shareholder's equity:
  Common Stock, $5 par value:
     Authorized, issued and outstanding shares--1,000,000...         5,000         5,000
  Additional paid-in capital................................       468,000       468,000
  Retained earnings.........................................       427,811       344,605
  Accumulated other comprehensive (loss) income.............       (51,259)       67,863
                                                                ----------    ----------
Total shareholder's equity..................................       849,552       885,468
                                                                ----------    ----------
Total policy reserves, liabilities and shareholder's
  equity....................................................    $9,610,139    $7,578,055
                                                                ==========    ==========

                            See accompanying notes.

STATEMENTS OF INCOME
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                        YEAR ENDED DECEMBER 31
                                                                --------------------------------------
                                                                   1999          1998          1997
                                                                ----------    ----------    ----------
REVENUES
Insurance operations:
  Traditional life insurance premiums.......................    $  301,377    $  260,567    $  269,540
  Interest sensitive and investment product policy
     charges................................................        99,047        85,551        77,429
  Accident and health insurance premiums....................     1,002,867       953,652       891,037
                                                                ----------    ----------    ----------
                                                                 1,403,291     1,299,770     1,238,006
Net investment income.......................................       238,698       234,043       228,724
Net realized gains on investments...........................        25,962        52,404        41,101
Other income................................................        53,848        44,671        36,458
                                                                ----------    ----------    ----------
Total revenues..............................................     1,721,799     1,630,888     1,544,289
BENEFITS AND EXPENSES
Benefits to policyholders:
  Traditional life insurance................................       218,993       189,337       204,497
  Interest sensitive investment products....................        93,668        96,178       103,077
  Accident and health claims................................       812,149       798,036       707,113
                                                                ----------    ----------    ----------
                                                                 1,124,810     1,083,551     1,014,687
Policyholder dividends......................................         3,114         3,486         2,935
Amortization of deferred policy acquisition costs...........        43,078        33,365        43,931
Insurance commissions.......................................       124,601       118,710       107,378
General and administrative expenses.........................       302,663       299,492       273,128
                                                                ----------    ----------    ----------
Total benefits and expenses.................................     1,598,266     1,538,604     1,442,059
                                                                ----------    ----------    ----------
Income before federal income taxes..........................       123,533        92,284       102,230
Federal income taxes........................................        40,327        30,402        35,120
                                                                ----------    ----------    ----------
Net income..................................................    $   83,206    $   61,882    $   67,110
                                                                ==========    ==========    ==========

                            See accompanying notes.

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)


                                                                                          ACCUMULATED
                                                                 ADDITIONAL                  OTHER
                                                        COMMON    PAID-IN     RETAINED   COMPREHENSIVE
                                              TOTAL     STOCK     CAPITAL     EARNINGS   (LOSS) INCOME
                                            ---------   ------   ----------   --------   -------------
Balance, January 1, 1997..................  $ 780,673   $5,000    $468,000    $265,613     $  42,060
  Comprehensive income:
     Net income...........................     67,110      --           --      67,110            --
     Change in unrealized gains (losses)
       on investments, net................     32,323      --           --          --        32,323
                                            ---------
  Total Comprehensive income..............     99,433
                                            ---------   ------    --------    --------     ---------
Balance, December 31, 1997................    880,106   5,000      468,000     332,723        74,383
  Comprehensive income:
     Net income...........................     61,882      --           --      61,882            --
     Change in unrealized gains (losses)
       on investments, net................     (6,520)     --           --          --        (6,520)
                                            ---------
  Total Comprehensive income..............     55,362
  Dividend................................    (50,000)     --           --     (50,000)           --
                                            ---------   ------    --------    --------     ---------
Balance, December 31, 1998................    885,468   5,000      468,000     344,605        67,863
  Comprehensive income:
     Net income...........................     83,206      --           --      83,206            --
     Change in unrealized gains (losses)
       on investments, net................   (119,122)     --           --          --      (119,122)
                                            ---------
  Total Comprehensive income..............    (35,916)
                                            ---------   ------    --------    --------     ---------
Balance, December 31, 1999................  $ 849,552   $5,000    $468,000    $427,811     $ (51,259)
                                            =========   ======    ========    ========     =========


                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                      YEAR ENDED DECEMBER 31
                                                             -----------------------------------------
                                                                1999           1998           1997
                                                             -----------    -----------    -----------
OPERATING ACTIVITIES
Net income...............................................    $    83,206    $    61,882    $    67,110
Adjustments to reconcile net income to net cash provided
  by operating activities:
     Increase (decrease) in future policy benefit
       reserves for traditional, interest sensitive and
       accident and health policies......................         97,931        106,135         (2,496)
     Increase (decrease) in other policy claims and
       benefits and policyholder dividends payable.......          5,012         (2,514)        68,070
     Provision for deferred federal income taxes.........         29,454            417         (6,449)
     Decrease in income taxes payable....................         (2,330)        (6,381)        (6,875)
     Amortization of deferred policy acquisition costs...         43,078         33,365         43,931
     Policy acquisition costs deferred...................        (96,308)       (73,147)       (69,694)
     Provision for mortgage loan losses..................             --             --          1,388
     Provision for depreciation..........................         12,807         12,409         14,351
     Write-off of investment.............................             --             --          3,000
     Amortization of investment (discounts) premiums,
       net...............................................          1,930         (3,200)          (466)
     Change in receivables, accrued investment income,
       unearned premiums, accrued expenses and other
       liabilities.......................................         27,227         (4,455)        (2,720)
     Net realized gains on sold investments..............        (25,962)       (52,404)       (41,101)
     Other...............................................             --            169        (12,496)
                                                             -----------    -----------    -----------
Net cash provided by operating activities................        176,045         72,276         55,553
INVESTING ACTIVITIES
Purchases of fixed maturity investments..................     (1,654,104)    (2,380,511)    (3,611,770)
Sales and repayments of fixed maturity investments.......      1,675,488      2,428,207      3,378,898
(Increase) decrease in short-term investments............        (83,659)        38,669        112,280
Purchases of other investments...........................       (305,889)      (408,998)      (209,771)
Sales of other investments...............................        353,267        352,873        205,084
Purchases of property and equipment......................         (7,213)          (356)        (4,242)
Cash received pursuant to reinsurance assumption
  agreement..............................................          3,374             --             --
Other....................................................             --             --           (617)
                                                             -----------    -----------    -----------
Net cash (used in) provided by investing activities......        (18,736)        29,884       (130,138)
FINANCING ACTIVITIES
Activities related to investment products:
  Considerations received................................        237,375        215,693        200,760
  Surrenders and death benefits..........................       (416,537)      (326,457)      (190,361)
  Interest credited to policyholders.....................         39,855         49,371         53,613
Dividend.................................................             --        (50,000)            --
                                                             -----------    -----------    -----------
Net cash (used in) provided by financing activities......       (139,307)      (111,393)        64,012
Increase (decrease) in cash and cash equivalents.........         18,002         (9,233)       (10,573)
Cash and cash equivalents at beginning of year...........            668          9,901         20,474
                                                             -----------    -----------    -----------
Cash and cash equivalents at end of year.................    $    18,670    $       668    $     9,901
                                                             ===========    ===========    ===========

                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES
Assets and liabilities transferred in reinsurance transactions (Note 8):

Non-Cash Assets Received:
  Fixed maturities..........................................    $ 517,091
  Other Investments.........................................      121,696
  Other Assets..............................................       12,763
  Deferred Acquisition Costs................................       35,882
                                                                ---------
Total value of assets received..............................    $ 687,432
                                                                =========
Non-Cash Liabilities Assumed:
  Future policy benefit reserves............................    $(685,932)
  Claim reserves............................................       (4,874)
                                                                ---------
Total Liabilities Assumed...................................    $(690,806)
                                                                =========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
NATURE OF OPERATIONS
Fortis Benefits Insurance Company (the Company) is an indirect wholly-owned subsidiary of Fortis, Inc. (Fortis), which itself is an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V. The Company is incorporated in Minnesota and distributes its products in all states except New York. The Company's revenues are derived principally from group employee benefits products and from individual life and annuity products.

Effective October 1, 1999, the Company assumed pre-need life insurance business from an affiliate on a 100% co-insurance basis. These life insurance and annuity products are marketed in connection with the advance funding of funeral expenses. (See Note 8 "Reinsurance" for more information on this reinsurance transaction.)

BASIS OF STATEMENT PRESENTATION
During 1998, the Company adopted Statement of Financial Accounting Standards Board (SFAS) 130, Reporting Comprehensive Income. SFAS 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this SFAS had no impact on the Company's net income or shareholder's equity. SFAS 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to adoption were reported separately in shareholder's equity, to be included in other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of SFAS 130.

Effective January 1, 1999, the Company adopted SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 requires the estimation and recording of certain insurance-related assessments. Because the Company previously recorded insurance-related assessments on this basis, the adoption of SOP 97-3 had no impact on the results of operations or financial position.

In June 1999, the Financial Accounting Standards Board issued SFAS 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FAS 133", which deferred to January 1, 2001 the effective date of the accounting and reporting requirements of SFAS 133. SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. The adoption of SFAS 133 is not expected to have a material effect on the Company's results of operations or financial position.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company follows accounting principles generally accepted in the United States which differ in certain respects from statutory accounting practices prescribed or permitted by regulatory authorities. The more significant of these principles are set forth below:

REVENUE RECOGNITION AND FUTURE POLICY BENEFIT RESERVES
Premiums for traditional life insurance and pre-need life products are recognized as revenues when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest crediting rates for universal life and investment products ranged from 3.5% to 12% in 1999, and 2.5% to 8.75% in 1998 and 1997.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)
A portion of the Company's pre-need life products provide an increasing future benefit tied typically to the U.S. Consumer Price Index or a targeted growth rate established at management's discretion. All pre-need life products that have death benefit increases made at management's discretion are accounted for as interest-sensitive life products.

Premiums for accident and health insurance products, including medical, long and short-term disability and dental insurance products, are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1987 Commissioners Group Disability Table. The valuation interest rate is the Single Premium Immediate Annuity valuation rate less 100 basis points. Claims in the first five years' are modified based on the Company's actual experience.

CLAIMS AND BENEFITS PAYABLE
Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in income currently.

DEFERRED POLICY ACQUISITION COSTS
The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For traditional and pre-need life insurance and long-term care products (included as accident and health products), such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. Estimation of future gross profits requires significant management judgment and are reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.

INVESTMENTS
The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

All fixed maturity investments and all marketable equity securities are classified as available-for-sale and carried at fair value.

Changes in fair values of available for sale securities, after related deferred income taxes and after adjustment for the changes in the pattern of amortization of deferred policy acquisition costs and participating policyholder dividends, are reported directly in shareholder's equity as accumulated other comprehensive income and, accordingly, have no effect on net income. The unrealized appreciation or depreciation is net of deferred policy acquisition cost amortization and taxes that would have been required as a charge or credit to income had such unrealized amounts been realized.

Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. The Company's policy fully complies with this statute. Mortgage loans on real estate are reported at amortized cost, less allowance for possible losses. The change in the allowance for possible losses is recorded with realized gains and losses on investments.

Policy loans are reported at their unpaid balance. Short term investments are at cost which approximates fair value.

Real estate and other investments consist principally of property acquired in satisfaction of debt and limited partnerships, respectively. Real estate is recorded at cost less allowances for depreciation. The Company provides for depreciation on a straight-line basis over the estimated useful lives. Other investments are accounted for using the equity method of accounting.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)
PROPERTY AND EQUIPMENT
Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property. Depreciation expense was $12,807,000, $12,409,000 and $14,351,000 for the year ended December 31, 1999,
1998 and 1997, respectively.

INCOME TAXES
Income taxes have been provided using the liability method. Deferred tax assets and liabilities are determined based on the temporary differences between the financial reporting and the tax bases and are measured using the enacted tax rates.

SEPARATE ACCOUNTS
Revenues and expenses related to the separate account assets and liabilities are excluded from the amounts reported in the accompanying statements of income.

Assets and liabilities associated with the separate accounts relate to deposits and annuity considerations for variable life and variable annuity products for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value and represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.

The Company receives mortality and expense risk fees from the separate accounts. The Company also deducts monthly cost of insurance charges, and receives minimum death benefit guarantee fees and issue and administrative fees from the variable life insurance separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

GUARANTY FUND ASSESSMENTS
There are a number of insurance companies that are currently under regulatory supervision. This may result in future assessments by state guaranty fund associations to cover losses to policyholders of insolvent or rehabilitated companies. These assessments can be partially recovered through a reduction in future premium taxes in some states. The Company believes it has adequately provided for the impact of future assessments relating to current insolvencies.

STATEMENTS OF CASH FLOWS
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

COMPREHENSIVE INCOME
Comprehensive income is comprised of net income and other comprehensive income which includes unrealized gains and losses on securities classified as available-for-sale, net of the effect on deferred policy acquisition costs, taxes and reclassification adjustment.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)
RECLASSIFICATIONS
Certain amounts in the 1998 and 1997 financial statements have been reclassified to conform to the 1999 presentation.

2.   INVESTMENTS
AVAILABLE-FOR-SALE SECURITIES
The following is a summary of the available-for-sale securities (in thousands):

                                                                 GROSS         GROSS
                                                 AMORTIZED     UNREALIZED    UNREALIZED       FAIR
                                                    COST          GAIN          LOSS         VALUE
                                                 ----------    ----------    ----------    ----------
DECEMBER 31, 1999
Fixed maturities:
  Governments................................    $  309,402     $     46      $  8,934     $  300,514
  Public utilities...........................       237,579          341        10,375        227,545
  Industrial and miscellaneous...............     2,208,281        7,020        81,412      2,133,889
  Other......................................        47,435          184         3,195         44,424
                                                 ----------     --------      --------     ----------
Total fixed maturities.......................     2,802,697        7,591       103,916      2,706,372
Equity securities............................        81,554        5,825         2,358         85,021
                                                 ----------     --------      --------     ----------
Total........................................    $2,884,251     $ 13,416      $106,274     $2,791,393
                                                 ==========     ========      ========     ==========
DECEMBER 31, 1998
Fixed maturities:
  Governments................................    $  321,047     $  5,994      $    436     $  326,605
  Public utilities...........................       190,792        7,769         1,704        196,857
  Industrial and miscellaneous...............     1,723,183       79,137         6,451      1,795,869
  Other......................................        80,882        2,181            51         83,012
                                                 ----------     --------      --------     ----------
Total fixed maturities.......................     2,315,904       95,081         8,642      2,402,343
Equity securities............................       141,947       18,238         2,334        157,851
                                                 ----------     --------      --------     ----------
Total........................................    $2,457,851     $113,319      $ 10,976     $2,560,194
                                                 ==========     ========      ========     ==========

The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 1999, by contractual maturity, are shown below (in thousands).

                                                                AMORTIZED        FAIR
                                                                   COST         VALUE
                                                                ----------    ----------
Due in one year or less.....................................    $  62,675     $   62,547
Due after one year through five years.......................      681,595        671,472
Due after five years through ten years......................      912,713        881,953
Due after ten years.........................................    1,145,714      1,090,400
                                                                ----------    ----------
Total.......................................................    $2,802,697    $2,706,372
                                                                ==========    ==========

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

2.   INVESTMENTS (CONTINUED)
MORTGAGE LOANS
The Company has issued commercial mortgage loans on properties located throughout the United States. Approximately 38% and 36% of outstanding principal is concentrated in the states of New York, California and Florida, at December 31, 1999 and 1998, respectively. Loan commitments outstanding totaled $12,350,000 at December 31, 1999.

INVESTMENTS ON DEPOSIT
The Company had fixed maturities carried at $17,061,000 and $19,978,000 at December 31, 1999 and 1998, respectively, on deposit with various governmental authorities as required by law.

INVESTMENT IN MANAGED DENTAL INITIATIVE
In 1997, the Company acquired a 99% ownership in a managed dental initiative called Dental Health Alliance, Inc. (DHA). Based on an analysis of future DHA profitability, the entire investment of $8,132,000 was written-off at December 31, 1997.

NET UNREALIZED GAINS (LOSSES)
The adjusted net unrealized gains (losses) on investments recorded in accumulated other comprehensive income for the year ended December 31, are set forth below (in thousands):

                                                                                TAX
                                                               BEFORE-TAX    (EXPENSE)    NET-OF-TAX
                                                                 AMOUNT       BENEFIT       AMOUNT
                                                               ----------    ---------    ----------
DECEMBER 31, 1999
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $(168,542)    $ 58,990     $(109,552)
  Decrease in amortization of deferred policy acquisition
     costs.................................................        9,142       (3,200)        5,942
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (23,864)       8,352       (15,512)
                                                               ---------     --------     ---------
Other comprehensive loss...................................    $(183,264)    $ 64,142     $(119,122)
                                                               =========     ========     =========
DECEMBER 31, 1998
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $  32,614     $(11,562)    $  21,052
  Decrease in amortization of deferred policy acquisition
     costs.................................................          414         (145)          269
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (42,832)      14,991       (27,841)
                                                               ---------     --------     ---------
Other comprehensive loss...................................    $  (9,804)    $  3,284     $  (6,520)
                                                               =========     ========     =========
DECEMBER 31, 1997
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $  93,826     $(33,796)    $  60,030
  Increase in amortization of deferred policy acquisition
     costs.................................................       (2,096)         771        (1,325)
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (40,587)      14,205       (26,382)
                                                               ---------     --------     ---------
Other comprehensive income.................................    $  51,143     $(18,820)    $  32,323
                                                               =========     ========     =========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

2.   INVESTMENTS (CONTINUED)
NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS Major categories of net investment income and realized gains (losses) on investments for each year were as follows (in thousands):

                                                                  1999        1998        1997
                                                                --------    --------    --------
NET INVESTMENT INCOME
Fixed maturities............................................    $167,027    $160,163    $160,444
Equity securities...........................................       7,320       8,656       9,306
Mortgage loans on real estate...............................      57,684      57,031      54,662
Policy loans................................................       5,272       4,653       4,144
Short-term investments......................................         844       1,701       2,851
Real estate and other investments...........................       6,375       8,194       4,635
                                                                --------    --------    --------
                                                                 244,522     240,398     236,042
Expenses....................................................      (5,824)     (6,355)     (7,318)
                                                                --------    --------    --------
                                                                $238,698    $234,043    $228,724
                                                                ========    ========    ========
NET REALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities............................................    $ (9,750)   $ 34,320    $ 13,827
Equity securities...........................................      33,613       8,512      26,760
Mortgage loans on real estate...............................          --        (198)        301
Short-term investments......................................          --           5          --
Real estate and other investments...........................       2,099       9,765         213
                                                                --------    --------    --------
                                                                $ 25,962    $ 52,404    $ 41,101
                                                                ========    ========    ========

Proceeds from sales of investments in fixed maturities were $1,627,450,000, $2,460,316,000 and $3,360,682,000 in 1999, 1998 and 1997, respectively. Gross gains of $11,996,000, $44,360,000 and $30,860,000 and gross losses of
$21,746,000, $10,040,000 and $17,033,000 were realized on the sales in 1999,
1998 and 1997, respectively.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

3.   DEFERRED POLICY ACQUISITION COSTS
The changes in deferred policy acquisition costs by product were as follows (in thousands):

                                                                  INTEREST
                                                TRADITIONAL     SENSITIVE AND
                                                AND PRE-NEED     INVESTMENT      ACCIDENT AND
                                                    LIFE          PRODUCTS          HEALTH       TOTAL
                                                ------------    -------------    ------------   --------
Balance, January 1, 1998....................      $22,169         $264,383         $ 5,190      $291,742
  Acquisition costs deferred................           --           69,921           3,226        73,147
  Acquisition costs amortized...............       (7,609)         (20,256)         (5,500)      (33,365)
  Decreased amortization of deferred
     acquisition costs from unrealized gains
     on available-for-sale securities.......           --              414              --           414
                                                  -------         --------         -------      --------
Balance, December 31, 1998..................       14,560          314,462           2,916       331,938
  Acquisition costs deferred................       33,783           81,016          17,391       132,190
  Acquisition costs amortized...............       (2,438)         (38,831)         (1,809)      (43,078)
  Decreased amortization of deferred
     acquisition costs from unrealized gains
     on available-for-sale securities.......           --            9,142              --         9,142
                                                  -------         --------         -------      --------
Balance, December 31, 1999..................      $45,905         $365,789         $18,498      $430,192
                                                  =======         ========         =======      ========

Included in total policy acquisition costs deferred in 1999 is $35,882,000 of present value of future profits (PVP) and $1,416,000 of subsequent acquisition costs resulting from the reinsurance assumption agreement with United Family Life Insurance Company, an affiliate, which became effective October 1, 1999. PVP is being amortized against the expected premium revenue of the pre-need life insurance business assumed. See Note 8 "Reinsurance" for more information on this reinsurance transaction.

During 1999, 1998 and 1997, the Company sold portions of its investment portfolio and in accordance with FASB Statement 97, the recognition of the realized net capital gains resulted in increased (decreased) amortization of deferred acquisition costs of $(224,000), $3,357,000 and $732,000, respectively.

4.   PROPERTY AND EQUIPMENT
A summary of property and equipment at December 31 for each year follows (in thousands):

                                                                  1999        1998
                                                                --------    --------
Land........................................................    $  1,900    $  1,900
Building and improvements...................................      26,383      24,319
Furniture and equipment.....................................      76,604      87,714
                                                                --------    --------
                                                                 104,887     113,933
Less accumulated depreciation...............................     (79,769)    (83,221)
                                                                --------    --------
Net property and equipment..................................    $ 25,118    $ 30,712
                                                                ========    ========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

5.   ACCIDENT AND HEALTH RESERVES
Activity for the liability for unpaid accident and health claims is summarized as follows (in thousands):

                                                                       YEAR ENDED DECEMBER 31
                                                                ------------------------------------
                                                                   1999          1998         1997
                                                                ----------    ----------    --------
Balance as of January 1, net of reinsurance recoverables....    $1,061,883    $  988,036    $947,711
Add: Incurred losses related to:
  Current year..............................................       824,949       826,009     773,316
  Prior years...............................................       (12,800)      (27,973)    (59,634)
                                                                ----------    ----------    --------
Total incurred losses.......................................       812,149       798,036     713,682
Deduct: Paid losses related to:
  Current year..............................................       468,404       469,881     437,405
  Prior years...............................................       266,025       254,308     235,952
                                                                ----------    ----------    --------
Total paid losses...........................................       734,429       724,189     673,357
                                                                ----------    ----------    --------
Balance as of December 31, net of reinsurance
  recoverables..............................................    $1,139,603    $1,061,883    $988,036
                                                                ==========    ==========    ========

The table above compares to the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; and (2) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.

In each of the years presented above, the accident and health insurance line of business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of lower medical costs and a reduction of loss reserves due to lower than anticipated inflation in medical costs.

The liability for unpaid accident and health claims includes $994,651,000, $915,368,000 and $854,940,000 of total disability income reserves as of December 31, 1999, 1998 and 1997, respectively, which were discounted for anticipated interest earnings using a rate which varies by incurral year.

6.   FEDERAL INCOME TAXES
The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis. Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

6.   FEDERAL INCOME TAXES (CONTINUED)
The significant components of the Company's deferred tax liabilities and assets as of December 31, 1999 and 1998 are as follows (in thousands):

                                                                  1999        1998
                                                                --------    --------
Deferred tax assets:
  Separate account assets/liabilities.......................    $ 60,716    $ 87,300
  Reserves..................................................      35,843      27,586
  Claims and benefits payable...............................       7,964       8,089
  Accrued liabilities.......................................       6,973      10,113
  Unrealized Losses.........................................      32,500          --
  Investments...............................................       4,549       3,861
  Other.....................................................       6,755       2,723
                                                                --------    --------
Total deferred tax assets...................................     155,300     139,672
Deferred tax liabilities:
  Deferred policy acquisition costs.........................      98,539      82,031
  Unrealized gains..........................................          --      35,591
  Fixed assets..............................................       2,963       3,150
  Investments...............................................       1,171         982
  Other.....................................................         160          14
                                                                --------    --------
Total deferred tax liabilities..............................     102,833     121,768
                                                                --------    --------
Net deferred tax asset......................................    $ 52,467    $ 17,904
                                                                ========    ========

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

The Company's tax expense (benefit) for the year ended December 31 is shown as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Current.....................................................    $10,873    $30,232    $41,569
Deferred....................................................     29,454        170     (6,449)
                                                                -------    -------    -------
                                                                $40,327    $30,402    $35,120
                                                                =======    =======    =======

Federal income tax payments and refunds resulted in net payments of $13,203,000, $36,367,000 and $58,859,000 in 1999, 1998 and 1997, respectively.

The Company's effective income tax rate varied from the statutory federal income tax rate as follows:

                                                                1999    1998    1997
                                                                ----    ----    ----
Statutory income tax rate...................................    35.0%   35.0%   35.0%
Other, net..................................................    (2.4)   (2.1)    (.6)
                                                                ----    ----    ----
                                                                32.6%   32.9%   34.4%
                                                                ====    ====    ====

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

7.   ASSETS HELD IN SEPARATE ACCOUNTS
Separate account assets at December 31 were as follows (in thousands):

                                                                   1999          1998
                                                                ----------    ----------
Premium and annuity considerations for the variable annuity
  products and variable universal life products for which
  the contract holder, rather than the Company, bears the
  investment risk...........................................    $5,082,341    $3,707,687
Assets of the separate accounts owned by the Company, at
  fair value................................................        37,811        34,716
                                                                ----------    ----------
                                                                $5,120,152    $3,742,403
                                                                ==========    ==========

8.   REINSURANCE
In the second quarter of 1996, First Fortis Life Insurance Company (First Fortis), an affiliate, received approval from the New York State Insurance Department for a reinsurance agreement with the Company. The agreement, which became effective as of January 1, 1996, decreased First Fortis' long-term disability reinsurance retention from a $10,000 net monthly benefit to a $2,000 net monthly benefit for claims incurred on and after January 1, 1996. The Company has assumed $6,580,000, $5,601,000 and $5,742,000 of premium from First Fortis in 1999, 1998 and 1997, respectively. The Company has assumed $11,047,000, $9,315,000 and $5,452,000 of reserves in 1999, 1998 and 1997, respectively, from First Fortis.

In the fourth quarter of 1999, United Family Life Insurance Company (UFL), an affiliate, received approval from the state of Georgia for a reinsurance agreement with the Company. The agreement, which became effective October 1, 1999, provided for the cession of substantially all of UFL's pre-need life insurance business on a 100% co-insurance basis. The Company assumed approximately $690,806,000 of reserves and received approximately $654,924,000 of cash, investments (primarily fixed maturities and mortgages) and other assets as of October 1, 1999. The $35,882,000 ceding commission was capitalized as an acquisition cost (as described in Note 3). During the period October 1, 1999 to December 31, 1999, the Company assumed $31,523,000 of premium under the contract.

The maximum amount that the Company retains on any one life is $1,000,000 of life insurance including accidental death. Amounts in excess of $1,000,000 are reinsured with other life insurance companies on a yearly renewable term basis.

Ceded reinsurance premiums for the year ended December 31 were as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Life insurance..............................................    $ 6,246    $ 6,983    $ 8,159
Accident and health insurance...............................     17,803     13,862     13,712
                                                                -------    -------    -------
                                                                $24,049    $20,845    $21,871
                                                                =======    =======    =======

Recoveries under reinsurance contracts for the year ended December 31 were as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Life insurance..............................................    $   478    $ 4,549    $ 2,973
Accident and health insurance...............................     13,669      9,465     14,781
                                                                -------    -------    -------
                                                                $14,147    $14,014    $17,754
                                                                =======    =======    =======

Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

9.   DIVIDEND RESTRICTIONS
Dividend distributions to the parent are restricted as to the amount by state regulatory requirements. The Company had $49,286,000 free from such restrictions as of December 31, 1999. Distributions in excess of this amount would require regulatory approval.

10. REGULATORY ACCOUNTING REQUIREMENTS
Statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

In 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification requires adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Minnesota has adopted Codification effective January 1, 2001. Management has not yet determined the impact of Codification to the Company's statutory-basis financial statements.

Insurance enterprises are required by State Insurance Departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows (in thousands):


                                                                                        SHAREHOLDER'S
                                                             NET INCOME                    EQUITY
                                                    -----------------------------   ---------------------
                                                      1999      1998       1997       1999        1998
                                                    --------   -------   --------   ---------   ---------
Based on statutory accounting practices...........  $  9,387   $14,841   $ 62,593   $ 497,858   $ 478,405
Deferred policy acquisition costs.................    54,049    39,782     25,763     430,192     331,938
Investment valuation differences..................       953       745       (497)   (103,361)    100,165
Deferred and uncollected premiums.................    (4,637)      511      2,064     (13,188)     (7,246)
Policy reserves...................................   (20,070)   (7,041)   (19,363)   (127,766)   (156,889)
Commissions.......................................    79,067        --     (3,171)         --          --
Current income taxes payable......................    (8,882)      925      6,450      (9,000)    (10,920)
Deferred income taxes.............................   (18,650)     (417)     6,449      52,467      17,904
Realized gains on investments.....................         9       356        251          --          --
Realized gains (losses) transferred to the
  Interest Maintenance Reserve (IMR), net of
  tax.............................................    (6,163)   22,748      9,644          --          --
Amortization of IMR, net of tax...................    (8,565)   (7,128)    (6,315)         --          --
Write-off of investment...........................                  --    (11,705)         --          --
Pension expense...................................    (1,475)       81     (4,153)     (8,235)     (6,440)
Property and equipment............................        --        --         --         591       5,951
Interest maintenance reserve......................        --        --         --      55,117      68,968
Asset valuation reserve...........................        --        --         --      72,940      90,986
Mortgage loans on real estate.....................        --        --         --          --     (20,141)
Other, net........................................     8,183    (3,521)      (900)      1,937      (7,213)
                                                    --------   -------   --------   ---------   ---------
As reported herein................................  $ 83,206   $61,882   $ 67,110   $ 849,552   $ 885,468
                                                    ========   =======   ========   =========   =========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

11. TRANSACTIONS WITH AFFILIATED COMPANIES
The Company receives various services from Fortis and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment and other administrative functions. The fees paid to Fortis, Inc. for these services for years ended December 31, 1999, 1998 and 1997, were $11,661,000, $13,077,000 and $12,015,000, respectively.
During 1997, Fortis, Inc. began providing information technology services to the Company. Information technology expenses were $59,390,000, $55,910,000 and $28,525,000 for years ended December 31, 1999, 1998 and 1997, respectively.

In conjunction with the marketing of its variable annuity products, the Company paid $79,413,000, $72,638,000 and $72,105,000 in commissions to its affiliate,
Fortis Investors, Inc., for the years ended December 31, 1999, 1998 and 1997, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.

12. FAIR VALUE DISCLOSURES
VALUATION METHODS AND ASSUMPTIONS
The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of policy loans reported in the Balance Sheet approximates fair value. For short-term investments, the carrying amount is a reasonable estimate of fair value. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value. Separate account assets and liabilities are reported at their estimated fair values in the Balance Sheet.

The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                                                          DECEMBER 31, 1999         DECEMBER 31, 1998
                                                       -----------------------   -----------------------
                                                        CARRYING       FAIR       CARRYING       FAIR
                                                         AMOUNT       VALUE        AMOUNT       VALUE
                                                       ----------   ----------   ----------   ----------
                                                                        (IN THOUSANDS)
Assets:
  Investments:
     Securities available-for-sale:
       Fixed maturities..............................  $2,706,372   $2,706,372   $2,402,343   $2,402,343
       Equity securities.............................      85,021       85,021      157,851      157,851
  Mortgage loans on real estate......................     754,514      741,397      610,131      662,984
  Policy loans.......................................      83,439       83,439       74,950       74,950
  Short-term investments.............................     115,527      115,527       31,868       31,868
  Assets held in separate accounts...................   5,120,152    5,120,152    3,742,403    3,742,403
Liabilities:
  Individual and group annuities (subject to
     discretionary withdrawal).......................  $  789,002   $  763,861   $  923,102   $  894,019
  Liabilities related to Separate Accounts...........   5,082,341    5,082,341    3,707,687    3,707,687

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

13. COMMITMENTS AND CONTINGENCIES
The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

14. RETIREMENT AND OTHER EMPLOYEE BENEFITS
The Company is an indirect wholly-owned subsidiary of Fortis, which sponsors a defined benefit pension plan covering employees and certain agents who meet eligibility requirements as to age and length of service. The benefits are based on years of service and career compensation. Fortis Inc.'s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes, and to charge each subsidiary an allocable amount based on its employee census. Pension cost allocated to the Company amounted to approximately $2,225,000, $1,627,000 and $1,594,000 for 1999, 1998 and 1997, respectively.

The Company participates in a contributory profit sharing plan, sponsored by Fortis, covering employees and certain agents who meet eligibility requirements as to age and length of service. Benefits are payable to participants on retirement or disability and to the beneficiaries of participants in the event of death. The first three percent of an employee's contribution is matched 200% by the Company. The amount expensed was approximately $3,711,000, $3,610,000 and $3,926,000 for 1999, 1998 and 1997, respectively.

In addition to retirement benefits, the Company participates in other health care and life insurance benefit plans ("postretirement benefits") for retired employees, sponsored by Fortis. Health care benefits, either through a Fortis sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 15 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993.

There were no net postretirement benefit costs allocated to the Company for the years ended December 31, 1999 and 1998. Costs allocated to the Company for the year ended December 31, 1997 were $304,000, which includes the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The Company made contributions to the plans of approximately $19,000, $(5,200) and $20,000 in 1999, 1998 and 1997, respectively, as claims were incurred.

15. YEAR 2000 (UNAUDITED)
The Company utilizes Fortis and its computer systems to process Company businesses. Fortis created a Year 2000 Project Office which was dedicated to ensuring that all of the systems for Fortis and its subsidiaries and affiliates were ready for year 2000. The estimated total cost of the Fortis Year 2000 Project was approximately $85 million. This cost reflects the total cost to the Fortis U.S. companies (excluding the recent American Bankers Insurance Group acquisition). The cost of the Company's portion is estimated at $26.9 million. Approximately, $11.4 million was expensed by the Company in 1999.

As of December 20, 1999, 100% of the Mission Critical and non-Mission Critical computer system lines of code that had been identified were renovated and tested and were ready for year 2000. Although there have been several minor matters, as of the date of this publication, no significant disruptions resulting from the century date change have been detected in any of the mission critical systems. The Company will continue to monitor the status of and exposure to any potential Year 2000 issues.

APPENDIX A--SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS

The formula which will be used to determine the Market Value Adjustment is:

                 1 + I           n/12
              ------------               - 1
         (    1 + J + .005  )

Sample Calculation 1: Positive Adjustment

Amount withdrawn or transferred                          $10,000
Existing Guarantee Period                                7 years
Time of withdrawal or transfer                           beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                             8%*
Guaranteed Interest Rate for new 5-year guarantee (J)    7%*
Remaining Guarantee Period (N)                           60 months
Market Value Adjustment

                   1 + .08           60/12
$10,000 X       --------------                - 1         = $234.73
           [(   1 + .07 + .005  )                  ]

    Amount transferred or withdrawn (adjusted for Market Value Adjustment):
                                   $10,234.73

Sample Calculation 2: Negative Adjustment

Amount withdrawn or transferred                          $10,000
Existing Guarantee Period                                7 years
Time of withdrawal or transfer                           beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                             8%*
Guaranteed Interest Rate for new 5-year guarantee (J)    9%*
Remaining Guarantee Period (N)                           60 months
Market Value Adjustment:

                   1 + .08           60/12
$10,000 X       --------------                - 1         = $666.42
           [(   1 + .09 + .005  )                  ]

    Amount transferred or withdrawn (adjusted for Market Value Adjustment):
                                   $9,333.58

Sample Calculation 3: Negative Adjustment

Amount withdrawn or transferred                          $10,000
Guarantee Period                                         7 years
Time of withdrawal or transfer                           beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                             8%*
Guaranteed Interest Rate for new 5-year guarantee (J)    7.75%*
Remaining Guarantee Period (N)                           60 months
Market Value Adjustment:

                    1 + .08            60/12
$10,000 X       ----------------                - 1         = $114.94
           [(   1 + .0775 + .005  )                  ]

    Amount transferred or withdrawn (adjusted for Market Value Adjustment):
                                   $9,885.06
------------------------------
* Assumed for illustrative purposes only.

APPENDIX B--SAMPLE DEATH BENEFIT CALCULATIONS

(FOR CONTRACTS ISSUED ON AND AFTER MAY 1, 1997 WITH ENHANCED DEATH BENEFIT
RIDER)

                                                                             EXAMPLE 1    EXAMPLE 2
DATE OF DEATH IS THE 3RD CONTRACT ANNIVERSARY                                ---------    ---------
  a. Purchase Payments Made Prior to Date of Death, with 3%
     accumulation                                                             $20,000      $20,000
  b. Contract Value on Date of Death                                          $17,000      $25,000
Death Benefit is larger of a, and b                                           $20,000      $25,000

                                                                EXAMPLE 3    EXAMPLE 4    EXAMPLE 5
DATE OF DEATH IS THE 8TH CONTRACT ANNIVERSARY                   ---------    ---------    ---------
  a. Purchase Payments Made Prior to Date of Death, with 3%
     accumulation                                                $20,000      $20,000      $20,000
  b. Contract Value on 7th Contract Anniversary                  $15,000      $30,000      $30,000
  c. Contract Value on Date of Death                             $17,000      $25,000      $35,000
Death Benefit is larger of a, b, and c                           $20,000      $30,000      $35,000

                                                                EXAMPLE 6    EXAMPLE 7    EXAMPLE 8
DATE OF DEATH IS THE 15TH CONTRACT ANNIVERSARY                  ---------    ---------    ---------
  a. Purchase Payments Made Prior to Date of Death, with 3%
     accumulation                                                $20,000      $20,000      $20,000
  b. Contract Value on 14th Contract Anniversary                 $15,000      $40,000      $40,000
  c. Contract Value on Date of Death                             $17,000      $30,000      $50,000
Death Benefit is larger of a, b, and c                           $20,000      $40,000      $50,000

The numbers do not include any Market Value Adjustments which might be applicable to the death benefit amount.

APPENDIX C--EXPLANATION OF EXPENSE CALCULATIONS

The expense for a given year is calculated by multiplying the projected beginning of the year policy value by the total expense rate. The total expense rate is the sum of the Variable Account expense rate plus the total Series Fund expense rate plus the annual administrative charge rate.

The policy values are projected by assuming a single payment of $1,000 grows at an annual rate equal to 5% reduced by the total expense rate described above.

For example, the 3 year expense for the Growth Stock Series is calculated as follows:


--------------------------------------------------------------------------------
         Total Variable Account Annual Expenses                        1.35%
--------------------------------------------------------------------------------
     +   Total Series Fund Operating Expenses                           .66%
--------------------------------------------------------------------------------
     =   Total Expense Rate                                            2.01%
--------------------------------------------------------------------------------


Year 1 Beginning Policy Value = $1000.00

Year 1 Expense = 1000.00 X .0201 = $20.10



Year 2 Beginning Policy Value = $1029.9


Year 2 Expense = 1029.90 X .0201 = $20.70



Year 3 Beginning Policy Value = $1060.69


Year 3 Expense = 1060.69 X .0201 = $21.32



So the cumulative expenses for years 1-3 for the Growth Stock Series are equal to: $20.10 + $20.70 + $21.32 = $62.12


If the contract is surrendered, the surrender charge is the surrender charge percentage times the purchase payment minus the 10% free withdrawal amount:

Surrender Charge Percentage X (Initial Premium - 10% Free Withdrawal) = Surrender Charge

0.05 X ($1000.00 - $100.00) = $45.00


So the total expense if surrendered is $62.12 + $45.00 = $107.12

FORTIS
MASTERS+
VARIABLE
ANNUITY

Contracts Under Flexible
Premium Deferred
Combination Variable and
Fixed Annuity Contracts

PROSPECTUS DATED

May 1, 2000

[FORTIS SOLID PARTNERS, FLEXIBLE SOLUTIONS(SM) LOGO]

FORTIS BENEFITS INSURANCE COMPANY

MAILING ADDRESS:           STREET ADDRESS:            PHONE:
P.O. BOX 64272             500 BIELENBERG DRIVE       1-800-800-2000
ST. PAUL, MINNESOTA 55164  WOODBURY, MINNESOTA 55125  EXTENSION 3057

This prospectus describes interests under flexible premium deferred combination variable and fixed annuity contracts issued by Fortis Benefits Insurance Company ("Fortis Benefits").

These contracts allow you to accumulate funds on a tax-deferred basis. You may elect a guaranteed interest accumulation option through a fixed account or a variable return accumulation option through a variable account, or a combination of these two options. Under the guaranteed interest accumulation option, you can choose among ten different guarantee periods, each of which has its own interest rate.


Under the variable return accumulation option, you can choose among one or more of the following investment portfolios (those portfolios which have a non-Fortis subadvisor includes the name of the subadvisor at the beginning of the portfolio name):



Money Market Series                           T. Rowe Price -- Blue Chip Stock Series
U.S. Government Securities Series             AIM -- Blue Chip Stock Series II
Diversified Income Series                     Lazard Freres -- International Stock
AIM -- Multisector Bond Series                Series
High Yield Series                             Dreyfus -- Mid Cap Stock Series
Morgan Stanley -- Global Asset Allocation     Berger -- Small Cap Value Series
Series                                        Global Growth Series
Asset Allocation Series                       MFS -- Global Equity Series
Federated -- American Leaders Series          Alliance -- Large Cap Growth Series
Value Series                                  MFS -- Investors Growth Series
MFS -- Capital Opportunities Series           Growth Stock Series
Growth & Income Series                        Aggressive Growth Series
Dreyfus -- S&P 500 Index Series


The accompanying prospectuses for these investment portfolios describe the investment objectives, policies and risks of each of the portfolios.

This prospectus gives you information about the contracts that you should know before investing. This prospectus must be accompanied by a current prospectus of the available investment portfolios. These prospectuses should be read carefully and kept for future reference.


A Statement of Additional Information, dated May 1, 2000, about certain aspects of the contracts has been filed with the Securities and Exchange Commission and is available without charge from Fortis Benefits at the address and phone number printed above. The Table of Contents for the Statement of Additional Information appears on page 26 of this prospectus.

THESE CONTRACTS ARE NOT OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, BROKER-DEALER OR OTHER FINANCIAL INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THEY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                                PAGE
Special Terms Used in this Prospectus.......................      3
Information Concerning Fees and Charges.....................      4
Summary of Contract Features................................      6
     - Fortis Benefits/Fortis Financial Group Member........      9
The Variable Account........................................      9
The Portfolios..............................................      9
The Fixed Account...........................................     10
     - Guaranteed Interest Rates/Guarantee Periods..........     10
     - Market Value Adjustment..............................     10
     - Investments by Fortis Benefits.......................     11
Accumulation Period.........................................     11
     - Issuance of a Contract and Purchase Payments.........     11
     - Contract Value.......................................     12
     - Allocation of Purchase Payments and Contract Value...     13
     - Total and Partial Surrenders.........................     13
     - Telephone Transactions...............................     14
     - Benefit Payable on Death of Contract Owner (or
      Annuitant)............................................     14
The Annuity Period..........................................     15
     - Annuity Commencement Date............................     15
     - Commencement of Annuity Payments.....................     15
     - Relationship Between Subaccount Investment
      Performance and Amount of Variable Annuity Payments...     15
     - Annuity Options......................................     15
     - Death of Annuitant or Other Payee....................     16
Charges and Deductions......................................     16
     - Premium Taxes........................................     16
     - Charges Against the Variable Account.................     16
     - Tax Charge...........................................     16
     - Surrender Charge.....................................     17
     - Disability Waiver of Surrender Charges...............     17
     - Miscellaneous........................................     18
     - Reduction of Charges.................................     18
General Provisions..........................................     18
     - The Contracts........................................     18
     - Postponement of Payment..............................     18
     - Misstatement of Age or Sex and Other Errors..........     18
     - Assignment...........................................     18
     - Beneficiary..........................................     18
     - Reports..............................................     19
Rights Reserved by Fortis Benefits..........................     19
Distribution................................................     19
Federal Tax Matters.........................................     19
Further Information About Fortis Benefits...................     21
     - General..............................................     21
     - Ownership of Securities..............................     21
     - Selected Financial Data..............................     22
Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................     22
Voting Privileges...........................................     24
Legal Matters...............................................     24
Other Information...........................................     24
Contents of Statement of Additional Information.............     25
Fortis Benefits Financial Statements........................    F-1
Appendix A--Sample Market Value Adjustment Calculations.....    A-1
Appendix B--Sample Death Benefit Calculations...............    B-1
Appendix C--Explanation Of Expense Calculations.............    C-1
Appendix D--Pro Rata Adjustments............................    D-1


THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. FORTIS BENEFITS DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS WHICH IS NOT INCLUDED IN THIS PROSPECTUS, THE RELATED STATEMENT OF ADDITIONAL INFORMATION, OR ANY SUPPLEMENTS THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY FORTIS BENEFITS.

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation Period
                   The time period under a contract between the contract issue date and the annuity commencement date.

Accumulation Unit  A unit of measure used to calculate the owners' interest in the Variable Account during the Accumulation Period.

Annuitant          A person during whose life annuity payments are to be made by
                   Fortis Benefits under the contract. The Annuitant is the person named in the application for the contract. If such person dies before the annuity commencement date and there is an additional annuitant named in the application, the additional annuitant shall become the Annuitant. If there is no named additional annuitant, or the additional annuitant has predeceased the Annuitant who is named in the application, the owner, if he or she is a natural person, shall become the Annuitant.

Annuity Period     The time period following the Accumulation Period, during
                   which annuity payments are made by Fortis Benefits.

Annuity Unit       A unit of measurement used to calculate variable annuity
                   payments.

Fixed Annuity Option
                   An annuity option under which Fortis Benefits promises to pay the Annuitant or any other payee that you designate one or more fixed payments.

Market Value Adjustment
                   Positive or negative adjustment in fixed account value that we make if such value is paid out more than fifteen days before or after the end of a guarantee period in which it was being held.

Non-Qualified Contracts
                   Contracts that do not qualify for the special federal income tax treatment applicable in connection with certain retirement plans.

Qualified Contracts
                   Contracts that are qualified for the special federal income tax treatment applicable in connection with certain retirement plans.

Valuation Date     All business days except, with respect to any subaccount,
                   days on which the related portfolio does not value its shares. Generally, the portfolios value their shares on each day the New York Stock Exchange is open.

Valuation Period   The period that starts at the close of regular trading on the
                   New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the exchange on the next succeeding Valuation Date.

Variable Account   The segregated asset account referred to as Variable Account
                   D of Fortis Benefits Insurance Company established to receive and invest purchase payments under contracts.

Variable Annuity Option
                   An annuity option under which Fortis Benefits promises to pay the Annuitant or any other payee chosen by you one or more payments which vary in amount in accordance with the net investment experience of the subaccounts selected by the Annuitant.

INFORMATION CONCERNING FEES AND CHARGES

CONTRACT OWNER TRANSACTION CHARGES

     Front-End Sales Charge Imposed on Purchases.................        0%
     Maximum Surrender Charge for Sales Expenses.................        7%  (1)

    NUMBER OF YEARS SINCE                 SURRENDER CHARGE AS A
PURCHASE PAYMENT WAS CREDITED         PERCENTAGE OF PURCHASE PAYMENT
-----------------------------         ------------------------------
         Less than 2                                7%
 At least 2 but less than 4                         6%
 At least 4 but less than 5                         5%
 At least 5 but less than 6                         3%
 At least 6 but less than 7                         1%
          7 or more                                 0%

     Other Surrender Fees........................................        0%
     Exchange Fee................................................        0%
ANNUAL CONTRACT ADMINISTRATION CHARGE............................       $0
VARIABLE ACCOUNT ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
     Mortality and Expense Risk Charge...........................     1.25%
     Variable Account Administrative Charge......................      .10%
     Total Variable Account Annual Expenses......................     1.35%

------------------------------
(1) This charge does not apply in certain cases such as partial surrenders each year of up to 10% of "new purchase payments" as defined under the heading "Surrender Charge," or payment of a death benefit.

MARKET VALUE ADJUSTMENT WITH RESPECT TO FIXED ACCOUNT

Surrenders and other withdrawals from the fixed account more than fifteen days from the end of a guarantee period other than the one year guarantee period are subject to a Market Value Adjustment. The Market Value Adjustment may increase or reduce the fixed account value. We compute this adjustment according to a formula that we describe in more detail under "Market Value Adjustment."


PORTFOLIO ANNUAL EXPENSES(a)


                                       U.S.                      MULTI                 GLOBAL
                           MONEY    GOVERNMENT   DIVERSIFIED     SECTOR      HIGH      ASSET        ASSET       AMERICAN
                           MARKET   SECURITIES     INCOME         BOND      YIELD    ALLOCATION   ALLOCATION    LEADERS     VALUE
                           SERIES     SERIES       SERIES        SERIES     SERIES     SERIES       SERIES       SERIES     SERIES
                           ------   ----------   -----------   ----------   ------   ----------   ----------   ----------   ------
Investment Advisory and
  Management Fee.........   0.30%      0.47%        0.47%         0.75%      0.50%      0.90%        0.47%        0.90%      0.70%
Other Expenses...........   0.05%      0.05%        0.07%         0.15%      0.07%      0.12%        0.05%        0.35%      0.06%
Total Fortis Series
  Operating Expenses.....   0.35%      0.52%        0.54%         0.90%      0.57%      1.02%        0.52%        1.25%      0.78%

                                            GROWTH
                              CAPITAL         &       S&P 500
                           OPPORTUNITIES    INCOME     INDEX
                              SERIES        SERIES    SERIES
                           -------------   --------   -------
Investment Advisory and
  Management Fee.........      0.90%         0.63%     0.40%
Other Expenses...........      0.35%         0.06%     0.06%
Total Fortis Series
  Operating Expenses.....      1.25%         0.69%     0.46%


                                          BLUE                                     MID     SMALL                          LARGE
                                          CHIP      BLUE CHIP                      CAP      CAP     GLOBAL     GLOBAL      CAP
                                         STOCK        STOCK       INTERNATIONAL   STOCK    VALUE    GROWTH     EQUITY     GROWTH
                                         SERIES     SERIES II     STOCK SERIES    SERIES   SERIES   SERIES     SERIES     SERIES
                                         ------   -------------   -------------   ------   ------   ------   ----------   ------
Investment and Management Fee..........   0.87%       0.95%           0.84%        0.90%    0.90%    0.70%      1.00%      0.90%
Other Expenses.........................   0.05%       0.35%           0.10%        0.28%    0.14%    0.07%      0.35%      0.07%
Total Fortis Series Operating
  Expenses.............................   0.92%       1.30%           0.94%        1.18%    1.04%    0.77%      1.35%      0.97%


                                         INVESTORS    GROWTH   AGGRESSIVE
                                           GROWTH     STOCK      GROWTH
                                           SERIES     SERIES     SERIES
                                         ----------   ------   ----------
Investment and Management Fee..........     0.90%      0.61%      0.66%
Other Expenses.........................     0.35%      0.05%      0.06%
Total Fortis Series Operating
  Expenses.............................     1.25%      0.66%      0.72%


------------------------------

(a) As a percentage of portfolio average net assets based on 1999 historical data, except that for American Leaders, Capital Opportunities, Blue Chip Stock Series II, Global Equity and Investors Growth, these amounts are based upon estimates after reimbursement for the current fiscal year. The estimated expenses for those portfolios prior to reimbursement is as follows; Global Equity 1.40%, Investors Growth 1.30%, Capital Opportunities 1.30%, American Leaders 1.30% and Blue Chip II 1.30%.

EXAMPLES*

If you surrender your contract in full at the end of any of the time periods shown below, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:


       IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:            1 YEAR    3 YEARS    5 YEARS    10 YEARS
       ---------------------------------------------            ------    -------    -------    --------
Money Market................................................     $80       $107       $136        $198
U.S. Government Securities..................................      82        112        145         216
Diversified Income..........................................      82        112        146         218
Multisector Bond............................................      86        123        164         255
High Yield..................................................      82        113        147         221
Global Asset Allocation.....................................      87        127        170         267
Asset Allocation............................................      82        112        145         216
American Leaders............................................      89        134        181         290
Value.......................................................      84        120        158         243
Capital Opportunities.......................................      89        134        181         290
Growth & Income.............................................      83        117        153         233
S&P 500 Index...............................................      81        110        141         209
Blue Chip Stock.............................................      86        124        165         257
Blue Chip Stock II..........................................      90        135        184         295
International Stock.........................................      86        125        166         259
MidCap Stock Series.........................................      88        132        178         283
Small Cap Value Series......................................      87        128        171         269
Global Growth...............................................      84        119        157         242
Global Equity...............................................      90        137        186         300
Large Cap Growth Series.....................................      86        125        167         262
Investors Growth Series.....................................      89        134        181         290
Growth Stock................................................      83        116        152         230
Aggressive Growth...........................................      84        118        155         237


If you commence an annuity payment option, or do not surrender your contract, you would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on assets:


       IF ALL AMOUNTS ARE INVESTED IN ONE PORTFOLIO:            1 YEAR    3 YEARS    5 YEARS    10 YEARS
       ---------------------------------------------            ------    -------    -------    --------
Money Market................................................     $17        $53       $ 91        $198
U.S. Government Securities..................................      19         58        100         216
Diversified Income..........................................      19         58        101         218
Multisector Bond............................................      23         69        119         255
High Yield..................................................      19         59        102         221
Global Asset Allocation.....................................      24         73        125         267
Asset Allocation............................................      19         58        100         216
American Leaders............................................      26         80        136         290
Value.......................................................      21         66        113         243
Capital Opportunities.......................................      26         80        136         290
Growth & Income.............................................      20         63        108         233
S&P 500 Index...............................................      18         56         96         209
Blue Chip Stock.............................................      23         70        120         257
Blue Chip Stock II..........................................      27         81        139         295
International Stock.........................................      23         71        121         259
MidCap Stock Series.........................................      25         78        133         283
Small Cap Value Series......................................      24         74        126         269
Global Growth...............................................      21         65        112         242
Global Equity...............................................      27         83        141         300
Large Cap Growth Series.....................................      23         71        122         262
Investors Growth Series.....................................      26         80        136         290
Growth Stock................................................      20         62        107         230
Aggressive Growth...........................................      21         64        110         237


------------------------------
* Does not include the effect of any Market Value Adjustment.

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
                         ------------------------------

We have included the foregoing tables and examples to help you understand the transaction and operating expenses we directly or indirectly impose under the contracts and under the portfolios. We will also deduct amounts for state premium taxes or similar assessments where these deductions are applicable.

See Appendix C for an explanation of the calculation of the amounts set forth above.

SUMMARY OF CONTRACT FEATURES

The following summary should be read in conjunction with the detailed information in this prospectus. Variations from the information appearing in this prospectus due to requirements particular to your state are described in supplements which are attached to this prospectus, or in endorsements to the contract as appropriate.

The contracts are designed to provide individuals with retirement benefits through the accumulation of purchase payments on a fixed or variable basis, and by the application of such accumulations to provide fixed or variable annuity payments.

"We," "our," and "us" mean Fortis Benefits Insurance Company. "You" and "your" mean a reader of this prospectus who is contemplating making purchase payments or taking any other action in connection with a contract.

Depending on the state that you live in, the contract that is issued to you may be as a part of a group contract or as an individual contract. Participation in a group contract will be evidenced by the issuance of a certificate showing your interest under the group contract. In other states, an individual contract will be issued to you. Both the certificate and the contract are referred to as a "contract" in this prospectus.

FREE LOOK

You have the right to examine a contract during a "free look" period after you receive the contract and return it for a refund of the amount of the then current contract value. However, in certain states where required by state law the refund will be in the amount of all purchase payments that have been made, without interest or appreciation or depreciation. The "free look" period is generally 10 days unless a longer time is specified on the face page of your contract.

PURCHASE PAYMENTS

The initial purchase payment under a contract must be at least $5,000 ($2,000 for a contract which is part of a qualified plan). Additional purchase payments under a contract must be at least $50. See "Issuance of a Contract and Purchase Payments."

ALLOCATION OF PURCHASE PAYMENTS

On the date that the contract is issued, the initial purchase payment is allocated, as specified by you in the contract application, among one or more of the portfolios, or to one or more of the guarantee periods in the fixed account, or to a combination thereof. Subsequent purchase payments are allocated in the same way, or pursuant to different allocation percentages that you may request in writing.

VARIABLE ACCOUNT INVESTMENT OPTIONS

Each of the subaccounts of the Variable Account invests in shares of a corresponding portfolio. Contract value in each of the subaccounts of the Variable Account will vary to reflect the investment experience of each of the corresponding portfolios, as well as deductions for certain charges.

Each portfolio has a separate and distinct investment objective and is managed by Fortis Advisers, Inc. or a subadviser of Fortis Advisers, Inc. A full description of the portfolios and their investment objectives, policies, risks and expenses can be found in the current prospectus for the portfolios, which accompanies this prospectus, and the portfolios' Statement of Additional Information which is available upon request from Fortis Benefits at the address and phone number on the cover of this prospectus.

FIXED ACCOUNT INVESTMENT OPTIONS

Any amount allocated by the owner to the fixed account earns a guaranteed interest rate. The level of the guaranteed interest rate depends on the length of the guarantee period selected by the owner. We currently make available ten different guarantee periods, ranging from one to ten years.

If amounts are transferred, surrendered or otherwise paid out more than fifteen days before or after the end of the applicable guarantee period other than the one-year guarantee period, a Market Value Adjustment will be applied to increase or decrease the amount of fixed account value that is paid out. Accordingly, the Market Value Adjustment can result in gains or losses to you. There is no Market Value Adjustment for transfers or surrenders from the one-year guarantee period of the fixed account.

THE FIXED ACCOUNT INVESTMENT OPTION IS NOT AVAILABLE FOR CONTRACTS ISSUED IN THE STATE OF PENNSYLVANIA.

For a more complete discussion of the fixed account investment options and the Market Value Adjustment, see "The Fixed Account."

TRANSFERS

During the Accumulation Period, you can transfer all or part of your contract value from one subaccount to another or into the fixed account and, subject to any Market Value Adjustment, from one guarantee period to another or into a subaccount. There is currently no charge for these transfers. We reserve the right to restrict the frequency of or otherwise condition, terminate, or impose charges upon, transfers from a subaccount during the Accumulation Period. During the Annuity Period the person receiving annuity payments may make up to four transfers (but not from a Fixed Annuity Option) during each year of the Annuity Period. For a description of certain limitations on transfer rights, see "Allocations of Purchase Payments and Contract Value--Transfers."

TOTAL OR PARTIAL SURRENDERS

Subject to certain conditions, all or part of the contract value may be surrendered by you before the earlier of (1) the annuity commencement date, or
(2) if the owner is a non-natural person the Annuitant's death. Amounts surrendered may be subject to a surrender charge and, in addition, amounts surrendered from the fixed account may be subject to a Market Value Adjustment. See "Total and Partial Surrenders," "Surrender Charge" and "Market Value Adjustment." Particular attention should be paid to the tax implications of any surrender, including possible penalties for premature distributions. See "Federal Tax Matters."

ANNUITY PAYMENTS

The contract provides several types of annuity benefits to you or to other persons you properly designate to receive such payments, including Fixed and Variable Annuity Options. The owner has considerable flexibility in choosing the annuity commencement date. However, the tax implications of an annuity commencement date must be carefully considered, including the possibility of penalties for commencing benefits either too soon or too late. See "Annuity Commencement Date," "Annuity Options" and "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information.

DEATH BENEFIT

In the event of the death of the owner, or the Annuitant if the owner is a non-natural person, prior to the annuity commencement date, a death benefit is payable to the beneficiary. See "Benefit Payable on Death of Contract Owner (or Annuitant)."

LIMITATIONS IMPOSED BY RETIREMENT PLANS AND EMPLOYERS

Certain rights you would otherwise have under a contract may be limited by the terms of any applicable employee benefit plan. These limitations may restrict such things as total and partial surrenders, the amount or timing of purchase payments that may be made, when annuity payments must start and the type of annuity options that may be selected. Accordingly, you should familiarize yourself with these and all other aspects of any retirement plan in connection with which a contract is issued.

The record owner of the group variable annuity contract pursuant to which group certificates will be issued will be a bank trustee whose sole function is to hold record ownership of the contract or an employer (or the employer's designee) in connection with an employee benefit plan. In the latter cases, certain rights that an owner otherwise would have under a contract may be reserved instead by the employer.

TAX IMPLICATIONS

The tax implications for you or any other persons who may receive payments under a contract, and those of any related employee benefit plan can be quite important. A brief discussion of some of these is set out under "Federal Tax Matters" in this prospectus and "Taxation Under Certain Retirement Plans" in the Statement of Additional Information, but such discussion is not comprehensive. Therefore, you should consider these matters carefully and consult a qualified tax adviser before making purchase payments or taking any other action in connection with a contract or any related employee benefit plan. Failure to do so could result in serious adverse tax consequences which might otherwise have been avoided.

QUESTIONS AND OTHER COMMUNICATIONS

Any question about procedures of the contract should be directed to your sales representative, or Fortis Benefits' home office: P.O. Box 64272, St. Paul, Minnesota, 55164: 1-800-800-2000, extension 3057. Purchase payments and written requests should be mailed or delivered to the same home office address. All communications should include the contract number, the owner's name and, if different, the Annuitant's name. The number for telephone transfers is 1-800-800-2000 (extension 3057).

Any purchase payment or other communication, except a 10-day cancellation notice, is deemed received at Fortis Benefit's home office on the actual date of receipt there in proper form unless received (1) after the close of regular trading on The New York Stock Exchange, or (2) on a date that is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

FINANCIAL AND PERFORMANCE INFORMATION


The information presented below reflects the Accumulation Unit information for subaccounts of the Variable Account through December 31, 1999.


                                                                                                            GLOBAL
                                          MONEY       U.S. GOV'T    DIVERSIFIED     GLOBAL       HIGH       ASSET         ASSET
                                         MARKET       SECURITIES      INCOME         BOND       YIELD     ALLOCATION   ALLOCATION
                                         ------       ----------    -----------     ------      -----     ----------   ----------
December 31, 1999
 Accumulation Units in Force........     59,567,286     6,961,590     46,271,405   1,402,949   4,713,245  152,820,325     3,230,112
 Accumulation Unit Values...........         $1,587       $17,823         $1,998     $12,092     $12,799      $3,923        $16,150
December 31, 1998
 Accumulation Units in Force........     39,532,433     7,577,700     51,323,231   1,236,211   4,984,906   3,315,158    160,803,266
 Accumulation Unit Values...........         $1.532       $18.421         $2.059     $13.254     $12.823     $16.313         $3.326
December 31, 1997
 Accumulation Units in Force........     31,491,629     7,743,923     49,942,498   1,123,401   4,194,544   2,918,483    156,035,843
 Accumulation Unit Values...........      $1.474617    $17.149938      $1.963344  $11.837281  $12.917282  $14.433538      $2.809839
December 31, 1996
 Accumulation Units in Force........     36,220,947     9,635,092     55,653,680   1,088,043   3,337,604   2,330,884    154,525,474
 Accumulation Unit Values...........         $1.418       $15.935         $1.801     $11.961     $11.928     $12.884         $2.368
January 1, 1996*
 Accumulation Unit Values...........             --            --             --          --          --          --             --
December 31, 1995
 Accumulation Units in Force........     26,915,975    10,989,914     59,213,865     574,142   2,321,419   1,117,596    148,700,081
 Accumulation Unit Value............         $1.367       $15.805         $1.753     $11.743     $10.941     $11.590         $2.134
January 2, 1995*
 Accumulation Unit Value............             --            --             --     $10.000          --     $10.000             --
December 31, 1994
 Accumulation Units in Force........     30,697,754    12,271,738     62,744,615          --   1,216,957          --    137,642,102
 Accumulation Unit Value............         $1.311       $13.483         $1.515          --          --      $9.834         $1.773
May 1, 1994*
 Accumulation Unit Value............             --            --             --          --          --    $10.0000             --
December 31, 1993
 Accumulation Units in Force........     21,315,022    15,601,818     56,005,709          --          --          --    106,834,367
 Accumulation Unit Value............         $1.278       $14.609         $1.621          --          --          --         $1.797
December 31, 1992
 Accumulation Units in Force........     20,674,556     9,505,984     19,353,521          --          --          --     49,688,937
 Accumulation Unit Value............         $1.261       $13.529         $1.457          --          --          --         $1.664
May 1, 1992*
 Accumulation Unit Value............             --            --             --          --          --          --             --
December 31, 1991
 Accumulation Units in Force........   7,235,168.03  3,595,759.23   6,056,976.03          --          --          --  17,772,322.83
 Accumulation Unit Value............         $1.237       $12.921         $1.379          --          --          --         $1.577
December 31, 1990
 Accumulation Units in Force........   5,632,146.27    747,992.12   2,352,517.74          --          --          --   8,249,373.75
 Accumulation Unit Value............         $1.183       $11.450         $1.219          --          --          --         $1.252


                                                   GROWTH &                           INTERNATIONAL    GLOBAL
                                        VALUE       INCOME     S&P 500    BLUE CHIP       STOCK        GROWTH    GROWTH STOCK
                                        -----      --------    -------    ---------   -------------    ------    ------------
December 31, 1999
 Accumulation Units in Force........   4,744,081  10,994,926  14,134,177   9,671,527      9,640,858  114,976,011     5,344,248
 Accumulation Unit Values...........     $15,875     $23,775     $22,189     $21,571        $33,343      $5,925        $19,711
December 31, 1998
 Accumulation Units in Force........   4,869,102  12,171,938  10,440,486   7,548,794      4,751,940  11,744,865    136,042,148
 Accumulation Unit Values...........     $14.768     $21.767     $18.689     $18.238        $16.113     $21.433         $3.870
December 31, 1997
 Accumulation Units in Force........   3,402,217  11,003,248   5,491,818   4,149,587      4,239,821  13,725,612    156,975,866
 Accumulation Unit Values...........  $13.651572  $19.487584  $14.786540  $14.429421     $14.021796  $19.507894      $3.296005
December 31, 1996
 Accumulation Units in Force........   1,071,648   7,892,683   1,259,758     915,358      3,137,348  13,713,860    169,095,500
 Accumulation Unit Values...........     $11.048     $15.468     $11.326     $11.520        $12.690     $18.510         $2.971
January 1, 1996*
 Accumulation Unit Values...........     $10.000                 $10.000     $10.000             --          --             --
December 31, 1995
 Accumulation Units in Force........               4,204,164                              1,157,064  10,769,830    160,247,280
 Accumulation Unit Value............                 $12.904                                $11.271     $15.754         $2.587
January 2, 1995*
 Accumulation Unit Value............                      --                                $10.000          --             --
December 31, 1994
 Accumulation Units in Force........               1,489,517                                     --  10,055,959    148,657,108
 Accumulation Unit Value............                 $10.083                                     --     $12.236         $2.054
May 1, 1994*
 Accumulation Unit Value............                $10.0000                                     --          --             --
December 31, 1993
 Accumulation Units in Force........                      --                                     --   5,108,957    118,720,649
 Accumulation Unit Value............                      --                                     --     $12.784         $2.142
December 31, 1992
 Accumulation Units in Force........                      --                                     --     698,720     79,582,321
 Accumulation Unit Value............                      --                                     --     $10.988         $1.996
May 1, 1992*
 Accumulation Unit Value............                      --                                     --     10.0000             --
December 31, 1991
 Accumulation Units in Force........                      --                                     --          --  42,946,178.33
 Accumulation Unit Value............                      --                                     --          --         $1.965
December 31, 1990
 Accumulation Units in Force........                      --                                     --          --  14,690,313.64
 Accumulation Unit Value............                      --                                     --          --         $1.298


                                      AGGRESSIVE   MID CAP  LARGE CAP  SMALL CAP
                                        GROWTH     GROWTH    GROWTH      VALUE
                                      ----------   -------  ---------  ---------
December 31, 1999
 Accumulation Units in Force........    6,379,981  1,441,402 3,962,830 2,496,974
 Accumulation Unit Values...........      $32,680  $10,538    $14,754    $10,659
December 31, 1998
 Accumulation Units in Force........    6,165,803  765,338    842,995  1,098,102
 Accumulation Unit Values...........      $15.829   $9.625    $11.755     $9.367
December 31, 1997
 Accumulation Units in Force........    6,551,677       --         --         --
 Accumulation Unit Values...........   $13.241215       --         --         --
December 31, 1996
 Accumulation Units in Force........    5,706,895       --         --         --
 Accumulation Unit Values...........      $13.232       --         --         --
January 1, 1996*
 Accumulation Unit Values...........                    --         --         --
December 31, 1995
 Accumulation Units in Force........    3,033,587       --         --         --
 Accumulation Unit Value............      $12.461       --         --         --
January 2, 1995*
 Accumulation Unit Value............           --       --         --         --
December 31, 1994
 Accumulation Units in Force........    1,115,647       --         --         --
 Accumulation Unit Value............       $9.723       --         --         --
May 1, 1994*
 Accumulation Unit Value............     $10.0000       --         --         --
December 31, 1993
 Accumulation Units in Force........           --       --         --         --
 Accumulation Unit Value............           --       --         --         --
December 31, 1992
 Accumulation Units in Force........           --       --         --         --
 Accumulation Unit Value............           --       --         --         --
May 1, 1992*
 Accumulation Unit Value............           --       --         --         --
December 31, 1991
 Accumulation Units in Force........           --       --         --         --
 Accumulation Unit Value............           --       --         --         --
December 31, 1990
 Accumulation Units in Force........           --       --         --         --
 Accumulation Unit Value............           --       --         --         --


-------------------------------

* Accumulation Unit value at date of initial registration statement effectiveness

Audited financial statements of the Variable Account are included in the Statement of Additional Information.

Advertising and other sales materials may include yield and total return figures for the subaccounts of the Variable Account. These figures are based on historical results and are not intended to indicate future performance. "Yield" is the income generated by an investment in the subaccount over a period of time specified in the advertisement. This rate of return is assumed to be earned over a full year and is shown as a percentage of the investment. "Total Return" is the total change in value of an investment in the subaccount over a period of time specified in the advertisement. The rate of return shown would produce that change in value over the specified period, if compounded annually. Yield figures do not reflect the surrender charge and yield and total return figures do not reflect premium tax charges. This makes the performance shown more favorable.

Financial information concerning Fortis Benefits is included in this prospectus under "Additional Information About Fortis Benefits" and "Fortis Benefits Financial Statements."

FORTIS BENEFITS/FORTIS FINANCIAL GROUP MEMBER


Fortis Benefits Insurance Company is the issuer of the contracts. At the end of 1999, Fortis Benefits had approximately $101 billion of total life insurance in force. Fortis Benefits is a Minnesota corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is an indirectly wholly-owned subsidiary of Fortis, Inc., which is itself indirectly owned 50% by Fortis (NL)N.V. and 50% by Fortis (B). Fortis, Inc. manages the United States operations for these two companies.


Fortis Benefits is a member of the Fortis Financial Group. This group is a joint effort by Fortis Benefits, Fortis Advisers, Inc., Fortis Investors, Inc., and Fortis Insurance Company, to offer financial products through the management, marketing, and servicing of mutual funds, annuities, and life insurance.


Fortis (NL)N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis
(B) is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis (NL)N.V. and Fortis (B) have merged their operating companies under the trade name of Fortis. The Fortis group of companies is active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim. The Fortis group of companies had approximately $406 billion in assets at the end of 1999.


All of the guarantees and commitments under the contracts are general obligations of Fortis Benefits regardless of whether you have allocated the contract value to the Variable Account or to the fixed account. None of Fortis Benefits' affiliated companies has any legal obligation to back Fortis Benefits' obligations under the contracts.

THE VARIABLE ACCOUNT

The Variable Account is a segregated investment account of Fortis Benefits. Fortis Benefits established Variable Account D under Minnesota insurance law as of October 14, 1987. The Variable Account is an integral part of Fortis Benefits. However, the Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Assets in the Variable Account representing reserves and liabilities under these contracts and other variable annuity contracts issued by Fortis Benefits will not be chargeable with liabilities arising out of any other business of Fortis Benefits.

The Variable Account has subaccounts. The assets in each subaccount are invested exclusively in one of the portfolios listed on the first page of the prospectus, each of which represents a separate investment portfolio. Income and both realized and unrealized gains or losses from the assets of each subaccount of the Variable Account are credited to or charged against that subaccount without regard to income, gains or losses, from any other subaccount of the Variable Account or arising out of any other business we may conduct. We may add or eliminate new subaccounts as new portfolios are added or eliminated.

THE PORTFOLIOS

You may choose from among a number of different portfolios. Each portfolio is a mutual fund available for purchase only as a funding vehicle for benefits under variable life insurance and variable annuity products. These variable life insurance and variable annuity products are issued by Fortis Benefits and by other life insurance companies. Each portfolio corresponds to one of the subaccounts of the Variable Account. The assets of each portfolio are separate from the assets of other portfolios. In addition, each portfolio operates as a separate investment portfolio whose investment performance has no effect on the investment performance of any other portfolio. We offer more detailed information for each investment portfolio. This information includes the investment policies, investment restrictions, charges, and risks attendant to investing in each portfolio. This information also includes other aspects of each portfolio's operations. You may find this information in the current prospectus for each portfolio. These portfolio prospectuses must accompany this prospectus, and you should read them in conjunction with it. You may obtain a copy of each prospectus from us, free of charge, by calling 1-800-800-2000, ext. 3057, or by writing P.O. Box 64272, St. Paul, Minnesota 55164.

As noted, the investment portfolios may be available to registered separate accounts of other participating insurance companies. These portfolios may also be available to the Variable Account and other separate accounts of Fortis Benefits. Although Fortis Benefits does not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the portfolios. For example, a conflict may occur due to (1) a change in law affecting the operations of variable life and variable annuity separate accounts, (2) differences in the voting instructions of the contract owners and those of other companies, or (3) some other reason. In the event of conflict, Fortis Benefits will take any steps necessary to protect the contract owners and variable annuity payees.

Fortis Benefits purchases and redeems portfolios' shares for the Variable Account at their net asset value without any sales or redemption charges. We automatically reinvest dividends or capital gain distributions attributable to contracts in shares of the portfolio from which they are received at the portfolio's net asset value on the date paid. These dividends and distributions will have the effect of reducing the new asset value of each share of the corresponding portfolio and increasing, by an equivalent value, the number of shares outstanding of the portfolio. However, the value of your interest in the corresponding subaccount will not change as a result of any such dividends and distributions.

The portfolios available for investment by the Variable Account are listed on the cover page of this prospectus.

THE FIXED ACCOUNT

GUARANTEED INTEREST RATES/GUARANTEE PERIODS

Any amount you allocate to the fixed account earns a guaranteed interest rate beginning on the date you make the allocation. The guaranteed interest rate continues for the number of years you select, up to a maximum of ten years. At the end of your guarantee period, your contract value, including accrued interest, will be allocated to a new guarantee period of equal length. However, you may reallocate your contract value to a different guarantee period (or periods) or to one (or more) of the subaccounts of the Variable Account. If you decide to reallocate your contract value, you must do so by sending us a written request. We must receive your written request at least three business days before the end of your guarantee period. The first day of your new guarantee period (or other reallocation) will be the day after the end of your previous guarantee period. We will notify you at least 45 days and not more than 75 days before the end of your guarantee period.

We currently offer ten different guarantee periods. These guarantee periods range in length from one to ten years. Each guarantee period has its own guaranteed interest rate, which may differ from those for other guarantee periods. From time to time we will, at our discretion, change the guaranteed interest rate for future guarantee periods. These changes will not affect the guaranteed interest rates we are paying on current guarantee periods. Please note, when you allocate or transfer an amount to a guarantee period, a new guarantee period begins running with respect to that amount. Therefore, the amount you allocate will earn a guaranteed interest rate that will not change until the end of that period. In addition, the guaranteed interest rate will never be less than an effective annual rate of 3%.

We declare the guaranteed interest rates from time to time as market conditions dictate. We advise you of the guaranteed interest rate for a chosen guarantee period at the time we receive a purchase payment from you, or at the time we execute a transfer you have requested, or at the time a guarantee period is renewed.

We do not have a specific formula for establishing the guaranteed interest rates for the guarantee periods. Guaranteed interest rates may be influenced by the available interest rates on the investments we acquire with the amounts you allocate for a particular guarantee period. Guaranteed interest rates do not necessarily correspond to the available interest rates on the investments we acquire with the amounts you allocate for a particular guarantee period. See "Investments by Fortis Benefits". In addition, when we determine guaranteed interest rates, we may consider: (1) the duration of a guarantee period, (2) regulatory and tax requirements, (3) sales and administrative expenses we bear,
(4) risks we assume, (5) our profitability objectives, and (6) general economic trends.

FORTIS BENEFITS' MANAGEMENT MAKES THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES WE DECLARE. WE CANNOT PREDICT OR ASSURE THE LEVEL OF ANY FUTURE GUARANTEED INTEREST RATES IN EXCESS OF AN EFFECTIVE ANNUAL RATE OF 3%.

THE FIXED ACCOUNT INVESTMENT OPTION IS NOT AVAILABLE FOR CONTRACTS ISSUED IN THE STATE OF PENNSYLVANIA.

You may obtain information concerning the guaranteed interest rates that apply to the various guarantee periods. You may obtain this information from our home office or from your sales representative at any time.

MARKET VALUE ADJUSTMENT

Except as described below, we will apply a Market Value Adjustment to any fixed account value that is:

     - surrendered,

     - transferred, or

     - otherwise paid out

before the end of the guarantee period in which it is being held.

For example, we will apply a Market Value Adjustment to fixed account value that we pay:

     - as an amount applied to an annuity option, and

     - as an amount paid as a single sum in lieu of an annuity.

The Market Value Adjustment we apply may increase or decrease the fixed account value that is withdrawn or transferred. We determine whether the fixed account value is increased or decreased by performing a comparison of two guaranteed interest rates.

The first rate we compare is the guaranteed interest rate for the fixed account value that is withdrawn or transferred from the existing guarantee period. The second rate we compare is the guaranteed interest rate we are then offering for new guarantee periods with durations equal to the number of years remaining in the existing guarantee period. After comparing these two rates, we determine whether the fixed account value is increased or decreased as follows:


     - If the first rate exceeds the second rate by more than 1/2% (1/4% for contracts issued in the state of Florida), the Market Value Adjustment produces an increase in the fixed account value withdrawn or transferred.



     - If the first rate does not exceed the second rate by at least 1/2% (1/4% for contracts issued in the state of Florida), the Market Value Adjustment produces a decrease in the fixed account value withdrawn or transferred.


We will determine the Market Value Adjustment by multiplying the fixed account value that is withdrawn or transferred from the existing guarantee period (before deduction of any applicable surrender charge) by the following factor:

                 1 + I           n/12
              ------------               - 1
         (    1 + J + .005  )

where,

     - I is the guaranteed interest rate we credit to the fixed account value that is withdrawn or transferred from the existing guarantee period.

     - J is the guaranteed interest rate we are then offering for new guarantee periods with durations equal to the number of years remaining in the existing guarantee period (rounded up to the next higher number of years).

     - N is the number of months remaining in the existing guarantee period (rounded up to the next higher number of months).

You will find sample Market Value Adjustment calculations in Appendix A.

We do not apply a Market Value Adjustment to withdrawals and transfers of fixed account value under four exceptions. We describe these exceptions below.

(1) We will not apply a Market Value Adjustment to fixed account value that we pay out as a death benefit pursuant to a contract.

(2) We will not apply a Market Value Adjustment to fixed account value that is withdrawn or transferred from the one-year guarantee period.

(3) We will not apply a Market Value Adjustment to fixed account value that we pay out during a 30 day period that:

     - begins 15 days before the end date of the guarantee period in which the fixed account value was being held,

     and that:

     - ends 15 days after the end date of the guarantee period in which the fixed account value was being held.

(4) We will not apply a Market Value Adjustment to fixed account value that is withdrawn or transferred from a guarantee period on a periodic, automatic basis. This exception only applies to such withdrawals or transfers under a formal Fortis Benefits program for the withdrawal or transfer of fixed account value.

We may impose conditions and limitations on any formal Fortis Benefits program for the withdrawal or transfer of fixed account value. Ask your Fortis Benefits representative about the availability of such a program in your state. In addition, if such a program is available in your state, your Fortis Benefits representative can inform you about the conditions and limitations that may apply to that program.

INVESTMENTS BY FORTIS BENEFITS

Fortis Benefits' legal obligations with respect to the fixed account are supported by our general account assets. These general account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the fixed account are the property of Fortis Benefits, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our general account and in the fixed account. Neither our general account nor the fixed account is subject to registration under the Investment Company Act of 1940.

We will invest amounts in our general account, and amounts in the fixed account, in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:

     - federal, state and municipal obligations,

     - preferred and common stocks,

     - corporate bonds,

     - real estate mortgages,

     - real estate, and

     - certain other investments.

See "Fortis Benefits' Financial Statements" for information on our investments. Investment management for amounts in our general account and in the fixed account is provided to us by Fortis Advisors, Inc.

When we establish guaranteed interest rates, we will consider the available return on the instruments in which we invest amounts allocated to the fixed account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guaranteed Interest
Rates/Guarantee Periods".

Generally, we expect to invest amounts allocated to the fixed account in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the guarantee periods. We also expect that these debt instruments will primarily include:

(1) securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;

(2) debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are:
    Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;

(3) other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;

(4) other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.

Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the fixed account according to any particular strategy, See "Regulation and Reserves".

ACCUMULATION PERIOD

ISSUANCE OF A CONTRACT AND PURCHASE PAYMENTS

We reserve the right to reject any application for a contract or any purchase payment for any reason. If we accept your issuing instructions in the form received, we will credit the initial purchase payment within two Valuation Dates after the later of (1) receipt of the issuing instructions or (2) receipt of the initial purchase payment at our home office. If we cannot apply the initial purchase payment within five Valuation Dates after receipt because the issuing instructions are incomplete, we will return the initial purchase payment unless you consent to our retaining the initial purchase payment and applying it as of the end of the Valuation Period in which the necessary requirements are fulfilled. The initial purchase payment must be at least $5,000 ($2,000 for a contract issued pursuant to a qualified plan).

The date that we apply the initial purchase payment to the purchase of the contract is also the contract issue date. The contract issue date is the date used to determine contract years, regardless of when we deliver the contract. Our crediting of investment experience in the Variable Account, or a fixed rate of return in the fixed account, generally begins as of the contract issue date.

We will accept additional purchase payments at any time after the contract issue date and prior to the annuity commencement date, as long as the Annuitant is living. You must transmit purchase payments (together with any required information identifying the proper contracts and accounts to be credited with purchase payments) to our home office. We apply additional purchase payments to the contract, and add to the contract value as of the end of the Valuation Period in which we receive the payments.

Each additional purchase payment under a contract must be at least $50. The total of all purchase payments for all Fortis Benefits annuities having the same owner or Annuitant, may not exceed $1 million (not more than $500,000 allocated to the fixed account) without our prior approval. We reserve the right to modify this limitation at any time.

You may make purchase payments in excess of the initial minimum by monthly draft against a bank account if you have completed and returned to us a special authorization form. You may get the form from your sales representative or from our home office. We can also arrange for you to make purchase payments by wire transfer, payroll deduction, military allotment, direct deposit and billing. Purchase payments by check should be made payable to Fortis Benefits Insurance Company.

If the contract value is less than $1,000, we may cancel the contract on any Valuation Date. We will notify you of our intention to cancel the contract at least 90 days in advance of the cancellation date. If we do cancel your contract, we consider such cancellation a full surrender of the contract.

CONTRACT VALUE

Contract value is the total of any Variable Account value in all the subaccounts of the Variable Account, plus any fixed account value in all the guarantee periods.

The contract does not guarantee a minimum Variable Account value. You bear the entire investment risk for the contract value that you allocate to the Variable Account.

Determination of Variable Account Value. A contract's Variable Account value is based on the number of Accumulation Units and on Accumulation Unit values, which are determined on each Valuation Date. The value of an Accumulation Unit for a subaccount on any Valuation Date is equal to the previous value of that subaccount's Accumulation Unit multiplied by that subaccount's net investment factor (discussed directly below) for the Valuation Period ending on that Valuation Date. At the end of any Valuation Period, a contract's Variable Account value in a subaccount is equal to the number of Accumulation Units in the subaccount times the value of one Accumulation Unit for that subaccount.

The number of Accumulation Units in each subaccount is equal to:

     - Accumulation Units purchased at the time that any purchase payments or transferred amounts are allocated to the subaccount; less

     - Accumulation Units redeemed to pay for the portion of any transfers from or partial surrenders allocated to the subaccount; less

     - Accumulation Units redeemed to pay charges under the contract.

Net Investment Factor. The net investment factor for a subaccount is determined by dividing (1) the net asset value per share of the portfolio shares held by the subaccount, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made with respect to the portfolio shares held by the subaccount during the current Valuation Period, minus a per share charge for the increase, plus a per share credit for the decrease, in any income taxes assessed which we determine to have resulted from the investment operation of the subaccount or any other taxes which are attributable to this contract, by (2) the net asset value per share of the portfolio shares held in the subaccount as determined at the end of the previous Valuation Period, and subtracting from that result a factor representing the mortality risk, expense risk and administrative expense charge.

If a subaccount's net investment factor is greater than one, the subaccount's Accumulation Unit value has increased. If a subaccount's net investment factor is less than one, the subaccount's Accumulation Unit value has decreased.

Determination of Fixed Account Value. A contract's fixed account value is guaranteed by Fortis Benefits. Therefore, we bear the investment risk with respect to amounts allocated to the fixed account, except to the extent that (1) we may vary the guaranteed interest rate for future guarantee periods (subject to the 3% effective annual minimum) and (2) the Market Value Adjustment imposes investment risks on you.

The contract's fixed account value on any Valuation Date is the sum of its fixed account values in each guarantee period on that date. The fixed account value in a guarantee period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:

     - The amount of purchase payments or transferred amounts allocated to the guarantee period; less

     - The amount of any transfers or surrenders out of the guarantee period.

ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE

Allocation of Purchase Payments. In your application for a contract, you may allocate purchase payments, or portions of payments, to the:

     - available subaccounts of the Variable Account, or

     - to the guarantee periods in the fixed account, or

     - to a combination of the two previous options.

Percentages must be in whole numbers and the total allocation must equal 100%. The percentage allocations for future purchase payments may be changed, without charge, at any time by sending a written request to Fortis Benefits' home office. Changes in the allocation of future purchase payments will be effective on the date we receive your written request.

Transfers. You may transfer contract value:

     - from one available subaccount to another available subaccount, or

     - from one available subaccount to the fixed account, or

     - from one guarantee period to another guarantee period, or

     - from one guarantee period to an available subaccount

You must request transfers by (1) a written request to Fortis Benefits' home office, or by (2) a telephone transfer as described below. Currently, we do not charge for any transfer. However, transfers from a guarantee period, other than the one-year guarantee period, that are (1) more than 15 days before or 15 days after the expiration of the existing guarantee period, or are (2) not a part of a formal Fortis Benefits program for the transfer of fixed account value may be subject to a Market Value Adjustment. See "Market Value Adjustment".

The minimum transfer from a subaccount or guarantee period is the lesser of:

     - $1,000, or

     - all of the contract value in the subaccount or guarantee period.

However, we may permit a continuing request for transfers of lesser specified amounts automatically on a periodic basis. We reserve the right to restrict the frequency of transfers or to otherwise condition, terminate, or impose charges (not to exceed $25 per transfer) upon transfers. Where you make all your transfer requests at the same time, as part of one request, we will count all transfers between and among the subaccounts of the Variable Account and the fixed account as one transfer. We will execute the transfers, and determine all values in connection with the transfers, at of the end of the Valuation Period in which we receive the transfer request. The amount of any positive or negative Market Value Adjustment will be added to or deducted from the transferred amount.

Certain restrictions on very substantial allocations to any one subaccount are set forth under "Limitations on Allocations" in the Statement of Additional Information.

TOTAL AND PARTIAL SURRENDERS

Total Surrenders. You may surrender all of the cash surrender value at any time during the life of the Annuitant and prior to the annuity commencement date. If you choose to make a total surrender, you must do so by written request sent to our home office. We reserve the right to require that the contract be returned to us prior to making payment, although this will not affect our determination of the amount of the cash surrender value. Cash surrender value is:

     - the contract value at the end of the Valuation Period during which we receive the written request for the total surrender at our home office, less

     - any applicable surrender charge, and

     - after we have applied any Market Value Adjustment.

See "Surrender Charge" and "Market Value Adjustment".

We must receive written consent of all collateral assignees and irrevocable beneficiaries prior to any total surrender. We will generally pay surrenders from the Variable Account within seven days of the date of receipt by our home office of the written request. However, we may postpone payments in certain circumstances. See "Postponement of Payment".

The amount we pay upon total surrender of the cash surrender value (taking into account any prior partial surrenders) may be more or less than the total purchase payments you made. After a surrender of the cash surrender value or at any time the contract value is zero, all rights of the owner, Annuitant, or any other person will terminate.

Partial Surrenders. At any time during the life of the Annuitant and prior to the annuity commencement date, you may surrender a portion of the fixed account and/or the Variable Account. You must request partial surrender by a written request sent to Fortis Benefits' home office. We will not accept a partial surrender request from you unless the net proceeds payable to you, as a result of the request, are at least $1,000. We will surrender the entire cash surrender value under the contract if the total contract value in both the Variable Account and fixed account would be less than $1,000 after the partial surrender.

You should specify the subaccounts of the Variable Account or guarantee periods of the fixed account that you wish to partially surrender. If you do not specify, we take the partial surrender from the subaccounts and from the guarantee periods of the fixed account on a pro rata basis.

We will surrender Accumulation Units from the Variable Account and/or dollar amounts from the fixed account so that the total amount of the partial surrender equals the dollar amount of the partial surrender request. We will reduce the partial surrender by the amount of any applicable surrender charge. In addition, if the surrender is from a guarantee period other than the one-year guarantee period, we will reduce the amount payable to you by any negative Market Value Adjustment, or we will increase the amount payable to you by any positive Market Value Adjustment unless the surrender is (1) within 15 days before or 15 days after the expiration of a guarantee period, or (2) is a part of a formal Fortis Benefits program for the transfer or withdrawal of fixed account value. The partial surrender will be effective at the end of the Valuation Period in which we receive the written request for partial surrender at our home office. Payments will generally be made within seven days of the effective date of such request, although certain delays are permitted. See "Postponement of Payment".

The Internal Revenue Code provides that a penalty tax will be imposed on certain premature surrenders. For a discussion of this and other tax implications of total and partial surrenders, including withholding requirements, see "Federal Tax Matters". Also, under tax deferred annuity contracts pursuant to Section 403(b) of the Internal Revenue Code, no distributions of voluntary salary reduction amounts will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)

TELEPHONE TRANSACTIONS

You or your representative may make certain requests under the contract by telephone if we have a written telephone authorization on file. These include requests for (1) transfers, (2) withdrawals, and (3) changes in purchase payment allocation instructions, dollar-cost averaging, portfolio rebalancing programs and systematic withdrawals. Our home office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, among others, (1) requiring some form of personal identification such as your address and social security number prior to acting upon instructions received by telephone, (2) providing written confirmation of such transactions, and/or (3) tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. We may be liable for any losses due to unauthorized or fraudulent instructions if we do not employ reasonable procedures. If we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

BENEFIT PAYABLE ON DEATH OF CONTRACT OWNER (OR ANNUITANT)

If the owner dies prior to the annuity commencement date, we will pay a death benefit to the beneficiary. If the contract owner is a non-natural person, we will pay a death benefit upon the death of the Annuitant prior to the annuity commencement date. In such case, if more than one Annuitant has been named, we will pay the death benefit payable upon the death of an Annuitant only upon the death of the last survivor of the persons so named.

The term "decedent" in the death benefit description below refers to the death of the contract owner unless the contract owner is a non-natural person, in which case it refers to the death of the Annuitant. Also, the death benefit description refers to the age of the contract owner. If the contract owner is a non-natural person, the relevant age will instead be that of the Annuitant.

Additionally, the death benefit description makes reference to "Pro Rata Adjustments." A pro rata adjustment is calculated separately for each withdrawal, creating a decrease in the death benefit proportional to the decrease the withdrawal makes in the contract value. Pro rata adjustments are made for amounts withdrawn for partial surrenders and any associated surrender charge (which shall be deemed to be an amount withdrawn), but not for any contract fee-related surrenders.

The death benefit will equal the greatest of (1), (2), or (3):

(1) The contract value as of the date used for valuing the death benefit.

(2) The highest Anniversary Value of each of the contract's anniversaries prior to the earlier of: (1) the decedent's death, or (2) the owner's attainment of age 75.

     An Anniversary Value is equal to:

     (a) the contract value on the anniversary, plus

     (b) any purchase payments made since the anniversary, reduced by

     (c) pro rata adjustments for any withdrawals made since the anniversary.

(3) If the decedent dies prior to the date the owner reaches age 75, the amount of the death benefit is the lesser of (a) and (b), as follows:

     (a) the sum of:

       (i) the accumulation (without interest) of purchase payments, reduced by pro rata adjustments for any withdrawals; plus

       (ii) an amount equal to interest on such net accumulation value, as it is adjusted for each applicable purchase payment and pro rata adjustment, at an effective annual rate of 5.0%;

     or

     (b) 200% of (a)(i).

    The resulting amount (the lesser of (a) and (b)) will be referred to as the "Roll-Up Amount."

    If the decedent dies on or after the date the owner reaches age 75, the amount of the death benefit is equal to:

     (a) the "Roll-Up Amount" as of the date the owner reached age 75; plus

     (b) the accumulation (without interest) of purchase payments made on or after the date the owner reached age 75; reduced by

     (c) pro rata adjustments for any withdrawals made on or after the date the owner reached age 75.

We describe the pro rata adjustments referred to above more fully in Appendix D at the end of this prospectus.

See also Appendix A for sample death benefit calculations.

The value of the death benefit is determined as of the end of the Valuation Period in which we receive, at our home office, proof of death and the written request as to the manner of payment. Upon receipt of these items, the death benefit generally will be paid within seven days. Under certain circumstances, payment of the death benefit may be postponed. See "Postponement of Payment." If we do not receive a written request for a settlement method, we will pay the death benefit in a single sum, based on values determined at that time.

The beneficiary may (1) receive a single sum payment, which terminates the contract, or (2) select an annuity option. If the beneficiary selects an annuity option, he or she will have all the rights and privileges of a payee under the contract. If the beneficiary desires an annuity option, the election should be made within 60 days of the date the death benefit becomes payable. Failure to make a timely election can result in unfavorable tax consequences. For further information, see "Federal Tax Matters."

We accept any of the following as proof of death: (1) a copy of a certified death certificate; (2) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; or (3) a written statement by a medical doctor who attended the deceased at the time of death.

The Internal Revenue Code requires that a Non-Qualified Contract contain certain provisions about an owner's death. We discuss these provisions below under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts." It is imperative that written notice of the death of the owner be promptly transmitted to us at our home office, so that we can make arrangements for distribution of the entire interest in the contract to the beneficiary in a manner that satisfies the Internal Revenue Code requirements. Failure to satisfy these requirements may result in the contract not being treated as an annuity contract for federal income tax purposes with possible adverse tax consequences.

THE ANNUITY PERIOD

ANNUITY COMMENCEMENT DATE

You may specify an annuity commencement date in your application. The annuity commencement date marks the beginning of the period during which an Annuitant or other payee designated by the owner receives annuity payments under the contract. The annuity commencement date must be at least two years after the contract issue date. You should consult your sales representative in this regard.

The Internal Revenue Code may impose penalty taxes on amounts distributed either too soon or too late depending on the type of retirement arrangement involved. See "Federal Tax Matters". You should consider this carefully in selecting or changing an annuity commencement date.

You must submit a written request in order to advance or defer the annuity commencement date. We must receive the request at our home office at least 30 days before the then-scheduled annuity commencement date. The new annuity commencement date must also be at least 30 days after we receive the written request. You have no right to make any total or partial surrender during the Annuity Period.

COMMENCEMENT OF ANNUITY PAYMENTS

We may pay the entire contract value, rather than apply the amount to an annuity option if the contract value at the end of the Valuation Period which contains the annuity commencement date is less than $1,000. We would make the payment in a single sum to the Annuitant or other payee chosen by the owner and cancel the contract. We would not impose any charge other than the premium tax charge.

Otherwise, we will apply (1) the fixed account value to provide a Fixed Annuity Option and (2) the Variable Account value in any subaccount to provide a Variable Annuity Option using the same subaccount, unless you have notified us by written request to apply the fixed account value and Variable Account value in different proportions. We must receive written request at our home office at least 30 days before the annuity commencement date.

We will make annuity payments under a Fixed or Variable Annuity Option on a monthly basis to the Annuitant or other properly-designated payee, unless we agree to a different payment schedule. If you name more than one person as an Annuitant, you may elect to name one of such persons to be the sole Annuitant as of the annuity commencement date. We reserve the right to change the frequency of any annuity payment so that each payment will be at least $50 ($20 in Texas).

The amount of each annuity payment will depend on (1) the amount of contract value applied to an annuity option, (2) the form of annuity selected, and (3) the age of the Annuitant. For information concerning the relationship between the Annuitant's sex and the amount of annuity payments, including special requirements in connection with employee benefits plans, see "Calculations of Annuity Payments" in the Statement of Additional Information. The Statement of Additional Information also contains detailed information about how the amount of each annuity payment is computed.

The dollar amount of any fixed annuity payments is specified during the entire period of annuity payments according to the provisions of the annuity option selected. The dollar amount of variable annuity payments varies during the Annuity Period based on changes in Annuity Unit values for the subaccounts that you choose to use in connection with your payments.

RELATIONSHIP BETWEEN SUBACCOUNT INVESTMENT PERFORMANCE AND AMOUNT OF VARIABLE ANNUITY PAYMENTS

The amount of an annuity payment depends on the average effective net investment return of a subaccount during the period since the preceding payment as follows:

     - if the return is higher than 3% annually, the Annuity Unit value will increase, and the second payment will be higher than the first; and

     - if the return is lower than 3% annually, the Annuity Unit value will decrease, and the second payment will be lower than the first.

"Net investment return," for this purpose, refers to the subaccount's overall investment performance after deduction of the mortality and expense risk and administrative expense charges, which are assessed at an annual rate of 1.35%.

We guarantee that the amount of each variable annuity payment after the first payment will not be affected by variations in our mortality experience or our expenses.

Transfers. A person receiving annuity payments may make up to four transfers a year among subaccounts. The current procedures for and conditions on these transfers are the same as we describe above under "Allocation of Purchase Payments and Contract Value--Transfers". We do not permit transfers from a Fixed Annuity Option during the Annuity Period.

ANNUITY OPTIONS

You may select an annuity option or change a previous selection by written request. We must receive your request at least 30 days before the annuity commencement date. You may select one annuity form, although payments under that form may be on a combination fixed and variable basis. If no annuity form selection is in effect on the annuity commencement date, we usually automatically apply Option B (described below), with payments guaranteed for ten years. However, federal pension law may require that we make default payments under certain retirement plans pursuant to plan provisions and/or federal law. Tax laws and regulations may impose further restrictions to assure that the primary purpose of the plan is distribution of the accumulated funds to the employee.

Your contract offers the following options for fixed and variable annuity payments. Under each of the options, we make payments as of the first Valuation Date of each monthly period, starting with the annuity commencement date.

Option A, Life Annuity. We do not make payments after the annuitant dies. It is possible for the annuitant to receive only one payment under this option, if the annuitant dies before the second payment is due.

Option B, Life Annuity with Payments Guaranteed for 10 Years to 20 Years. We continue payments as long as the annuitant lives. If the annuitant dies before we have made all of the guaranteed payments, we continue installments of the guaranteed payments to the beneficiary.

Option C, Joint and Full Survivor Annuity. We continue payments as long as either the annuitant or the joint annuitant is alive. We stop payments when both the annuitant and the joint annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both annuitants die before the second payment is due.

Option D, Joint and One-Half Contingent Survivor Annuity. We continue payments as long as either the annuitant or the joint annuitant is alive. If the annuitant dies first, we continue payments to the joint annuitant at one-half the original amount. If the joint annuitant dies first, we continue payments to the annuitant at the original full amount. We stop payments when both the annuitant and the joint annuitant have died. It is possible for the payee or payees to receive only one payment under this option if both annuitants die before the second payment is due.

We also have other annuity options available. You can get information about them from your sales representative or by calling or writing to our home office.

DEATH OF ANNUITANT OR OTHER PAYEE

Under most annuity forms offered by us, the amounts, if any, payable on the death of the Annuitant during the Annuity Period are the continuation of annuity payments for any remaining guarantee period or for the life of any joint Annuitant. In all such cases, the person entitled to receive payments also receives any rights and privileges under the annuity form in effect.

Additional rules applicable to such distributions under Non-Qualified Contracts are described under "Federal Tax Matters--Required Distributions for Non-Qualified Contracts". Though the rules there described do not apply to contracts issued in connection with qualified plans, similar rules apply to the plans themselves.

CHARGES AND DEDUCTIONS

PREMIUM TAXES

We deduct state premium taxes as follows:

     - when imposed on purchase payments, we pay the amount on your behalf and deduct the amount from your contract value upon (1) our payment of surrender proceeds or death benefit or (2) annuitization of a contract, or

     - when imposed at the time annuity payments begin, we deduct the amount from your contract value.

Applicable premium tax rates depend upon your place of residence. Rates can change by legislation, administrative interpretations, or judicial acts.

CHARGES AGAINST THE VARIABLE ACCOUNT

Mortality and Expense Risk Charge. We assess each subaccount of the Variable Account with a daily charge for mortality and expense risk. This charge is a nominal annual rate of 1.25% of the average daily net assets of the Variable Account. It consists of approximately .8% for mortality risk and approximately
 .45% for expense risk. We guarantee not to increase this charge for the duration of the contract. This charge is assessed during both the Accumulation Period and the Annuity Period.

The mortality risk borne by us arises from our obligation to make annuity payments (determined in accordance with the annuity tables and other provisions contained in the contract) for the full life of all Annuitants regardless of how long all Annuitants or any individual Annuitant might live. In addition, we bear a mortality risk in that we guarantee to pay a death benefit upon the death of an Annuitant or owner prior to the annuity commencement date. We do not impose a surrender charge upon payment of a death benefit. This places a further mortality risk on us.

The expense risk we assume is that actual expenses incurred in connection with issuing and administering the contract will exceed the limits on administrative charges set in the contract.

We bear the loss if the administrative charges and the mortality and expense risk charge are insufficient to cover the expenses and costs assumed. Conversely, we profit if the amount deducted proves more than sufficient.

Administrative Expense Charge. We assess each subaccount of the Variable Account with a daily charge at an annual rate of .10% of the average daily net assets of the subaccount. We assess this charge during both the Accumulation Period and the Annuity Period. This charge helps cover administrative costs such as those incurred in issuing contracts, establishing and maintaining the records relating to contracts, making regulatory filings and furnishing confirmation notices, voting materials and other communications, providing computer, actuarial and accounting services, and processing contract transactions. There is no necessary relationship between the amount of administrative charges assessed on a given contract and the amount of expenses actually incurred for that contract.

TAX CHARGE

We currently impose no charge for taxes payable by us in connection with the contract, other than for applicable premium taxes.

We reserve the right to impose a charge for any other taxes that may become payable by us in the future for the contracts or the Variable Account.

The annual administrative charge and charges against the Variable Account described above are for the purposes described. We may receive a profit as a result of these charges.

SURRENDER CHARGE

We do not deduct a sales charge from purchase payments. We deduct surrender charges on certain total or partial surrenders. We use the revenues from surrender charges to partially pay our expenses in the sale of the contracts, including (1) commissions, (2) promotional, distribution and marketing expenses, and (3) costs of printing and distribution of prospectuses and sales material.

Free Surrenders. You can withdraw the following amounts from the contract without a surrender charge:

     - Any purchase payments that we received more than seven years before the surrender date and that you have not previously surrendered;

     - Any earnings that you have not previously surrendered;

     - In any contract year, up to 10% of the purchase payments that we received less than seven years before the surrender date (whether or not you have previously surrendered the purchase payments).

Earnings are deemed to be withdrawn first. After all earnings have been withdrawn, all purchase payments not subject to a surrender charge are deemed to be withdrawn. After all purchase payments not subject to a surrender charge have been withdrawn, all purchase payments subject to a surrender charge are deemed to be withdrawn.

We do not impose a surrender charge on (1) annuitization or (2) payment of a single sum because less than the minimum required contract value is available to provide an annuity at the annuity commencement date or (3) payment of any death benefit.

In addition, we have an administrative policy to waive surrender charges for full surrenders of contracts that have been in force for at least ten years if the amount then subject to the surrender charge is less than 25% of the contract value. We have offered these contracts since 1991. Therefore, we have made no waivers. We reserve the right to change or terminate this practice at any time, both for new and for previously issued contracts.

Amount of Surrender Charge. We only apply surrender charges if the amount being withdrawn exceeds the sum of the amounts listed above under "Free Surrenders" (that is, if the amount being withdrawn includes purchase payments made less than seven years prior to the surrender date). The surrender charges are:

     NUMBER OF YEARS         SURRENDER CHARGE
      SINCE PURCHASE        AS A PERCENTAGE OF
   PAYMENT WAS APPLIED       PURCHASE PAYMENT
   -------------------      ------------------
       Less than 2                  7%
At least 2 but less than 4          6%
At least 4 but less than 5          5%
At least 5 but less than 6          3%
At least 6 but less than 7          1%
        7 or more                   0%

We anticipate the surrender charge will not be sufficient to cover our distribution expenses. To the extent that the surrender charge is insufficient, we will pay such costs from our general account assets. These assets will include any profit that we derive from the mortality and expense risk charge.

Nursing Care/Hospitalization Waiver of Surrender Charges. We do not deduct surrender charges for a total or partial withdrawal:

     - after a covered person has been confined in a hospital or skilled health care facility for at least 60 consecutive days and the covered person continues to be confined in the hospital or skilled care facility when the request is made, or

     - within 60 days following a covered person's discharge from a hospital or skilled health care facility after confinement of at least 60 consecutive days.

Confinement must begin after the effective date of this provision.

Covered persons are the contract owner or owners and the spouse of any contract owner if the spouse is the Annuitant. We will not waive surrender charges when a confinement is due to (1) substance abuse, or (2) mental or personality disorders without a demonstrable organic disease. We consider a degenerative brain disease such as Alzheimer's Disease an organic disease.

We provide this nursing care/hospitalization waiver of surrender charges by means of a rider to the contract. This rider has not been approved in all states. When you apply for a contract, you should check with your Fortis Benefits representative to determine if this rider is available in your state.

DISABILITY WAIVER OF SURRENDER CHARGES

We will waive surrender charges on total or partial surrenders under the following circumstances:

(1) if you become totally disabled after the contract is issued, or

(2) if the owner is a non-natural person, and the Annuitant becomes totally disabled after the contract is issued.

However, waivers of surrender charges are subject to the following conditions:

(1) We will only waive surrender charges on total or partial surrenders of purchase payments that were made prior to the owner's or the Annuitant's total disability, and

(2) the owner's or the Annuitant's total disability must have begun before the owner or the Annuitant has reached age 64, and

(3) the owner's or the Annuitant's total disability must have been continuous for a period of twelve months or more.

This benefit terminates on the 65th birthday of the owner, or the 65th birthday of the Annuitant if the owner is a non-natural person.

"Total Disability" means:

     - the inability to engage in an occupation for compensation or profit.

"Occupation" has one of two definitions. The applicable definition depends on the length of the disability. "Occupation" is defined as:


(1) the inability to perform the substantial and material duties of the owner's or the Annuitant's regular occupation during the first twelve months of disability, and



(2) any job suited to the owner's or the Annuitant's education, training, or experience after the first twelve months of disability.


We provide this "Disability Waiver of Surrender Charges" by attaching a rider to the contract. This rider has not been approved in all states. You should check with your sales representative to determine if this rider is available in your state.

MISCELLANEOUS

The Variable Account invests in shares of the portfolios. Therefore, the net assets of the Variable Account will reflect the investment advisory fees and certain other expenses incurred by the portfolios and described in their prospectus.

REDUCTION OF CHARGES

We will not impose a surrender charge under any contract owned by:

(A) Fortis, Inc. or its subsidiaries, and the following persons associated with such companies, if at the contract issue date they are:

     (1) officers and directors;

     (2) employees; or

     (3) spouses of any such persons or any of such persons' children, grandchildren, parents, grandparents, or siblings--or spouses of any of these persons;

(B) Series Fund directors, officers, or their spouses (or such persons' children, grandchildren, parents or grandparents, or spouses of any such persons); and

(C) representatives or employees (or their spouses) of Fortis Investors (including agencies) or of other broker-dealers having a sales agreement with Fortis Investors (or such persons' children, grandchildren, parents, or grandparents, or spouses of any such persons).

GENERAL PROVISIONS

THE CONTRACTS

The entire contract includes any application, amendment, rider, endorsement, and revised contract pages. Only an officer of Fortis Benefits can agree to change or waive any provision of a contract. Any change or waiver must be in writing and signed by an officer of Fortis Benefits.

The contracts are non-participating and do not share in dividends or earnings of Fortis Benefits.

POSTPONEMENT OF PAYMENT

We may defer for up to 15 days the payment of any amount attributable to a purchase payment made by check to allow the check reasonable time to clear. For a description of other circumstances in which amounts payable out of Variable Account assets could be deferred, see "Postponement of Payments" in the Statement of Additional Information. We may also defer payment of surrender proceeds payable out of the fixed account for a period of up to 6 months.

MISSTATEMENT OF AGE OR SEX AND OTHER ERRORS

If the Annuitant's age or sex was misstated, we pay the amount that the purchase payments paid would have purchased at the correct age and sex. If we make any overpayment because of incorrect information about age or sex, or any other miscalculation, we deduct the overpayment from the next payment due. We add underpayments to the next payment. We credit or charge the amount of any adjustment with interest at the rate of 3% annually.

ASSIGNMENT

Owners and payees may assign their rights and interests under a Qualified Contract only in certain narrow circumstances referred to in the contract. Owners and other payees may assign their rights and interests under Non-Qualified Contracts, including their ownership rights.

We take no responsibility for the validity of any assignment. Owners and payees must make a change in ownership rights in writing and send it to our home office. The change will be effective on the date made, although we are not bound by a change until the date we record it.

The rights under a contract are subject to any assignment of record at our home office. An assignment or pledge of a contract may have adverse tax consequences. See below under "Federal Tax Matters".

BENEFICIARY

You may name or change a beneficiary or a contingent beneficiary before the annuity commencement date. You must send a written request of the change to Fortis Benefits. Certain retirement programs may require spousal consent to name or change a beneficiary. Applicable tax laws and regulations may limit the right to name a beneficiary other than the spouse. We are not responsible for the validity of any change. A change will take effect as of the date it is signed but will not affect any payments we make or action we take before receiving the written request. We also need the consent of any irrevocably named person before making a requested change.

Upon the death of an owner, or Annuitant, if the owner is a non-natural person, prior to the annuity commencement date, the beneficiary will be deemed as follows:

     - If there is any surviving owner, the surviving owner will be the beneficiary (this overrides any other beneficiary designation).

     - If there is no surviving owner, the beneficiary will be the beneficiary designated by the owner.

     - If there is no surviving owner and no surviving beneficiary who has been designated by the owner, then the estate of the last surviving owner will be the beneficiary.

REPORTS

We will mail to the owner (or to the person receiving payments during the Annuity Period), at the last known address of record, any report and communication required by any applicable law or regulation. You should therefore give us prompt written notice of any address change. This will include annual audited financial statements of the portfolios, but not necessarily of the Variable Account or Fortis Benefits.

RIGHTS RESERVED BY FORTIS BENEFITS

We reserve the right to make certain changes if, in our judgment, they would best serve the interests of owners and Annuitants or would be appropriate in carrying out the purposes of the contracts. We will make any change only as permitted by applicable laws. We will obtain your approval of the changes and approval from any appropriate regulatory authority if required by law. Examples of the changes we may make include:

     - To operate the Variable Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.

     - To transfer any assets in any subaccount to another subaccount, or to one or more separate accounts, or to the fixed account; or to add, combine, or remove subaccounts in the Variable Account.

     - To substitute, for the portfolio shares held in any subaccount, the shares of another portfolio or the shares of another investment company or any other investment permitted by law.

     - To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the contract as an annuity.

     - To change the time or time of day at which a Valuation Date is deemed to have ended.

     - To make any other necessary technical changes in the contract in order to conform with any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then outstanding contract the aggregate amount of the types of charges that we have guaranteed.

DISTRIBUTION

Fortis Investors, Inc. ("Fortis Investors") is the principal underwriter of the contracts. The contracts will be sold by individuals who are licensed by state insurance authorities to sell the contracts of Fortis Benefits, and (1) are registered representatives of Fortis Investors, or (2) are registered representatives of other broker-dealer firms or (3) are representatives of other firms that are exempt from broker dealer regulation. Fortis Investors and any other broker-dealer firms are (1) registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers, and (2) members of the National Association of Securities Dealers, Inc.

Fortis Investors will pay an allowance to its registered representatives and selling brokers in varying amounts. Fortis Investors does not expect the allowances under normal circumstances to exceed 6.25% of purchase payments plus a servicing fee of .25% of contract value per year, starting in the first contract year.

Fortis Investors may, under certain flexible compensation arrangements, pay lesser or greater selling allowances and larger or smaller service fees to its registered representatives and other broker dealer firms than as set forth above. However, in such case, such flexible compensation arrangements will have actuarial present values that are approximately equivalent to the amounts of the selling allowances and service fees set forth above. Additionally, registered representatives, broker-dealer firms and exempt firms may qualify for additional compensation based upon meeting certain production standards. Fortis Investors may charge back commissions paid to others if the contract upon which the commission was paid is surrendered or cancelled within certain specified time periods.


Fortis Benefits paid a total of $30,705,769, $32,874,801 and $48,774,402 to
Fortis Investors for annuity contract distribution services during 1997, 1998 and 1999, respectively, $5,091,431 in 1997, $5,389,151 in 1998 and $7,643,966 in
1999 was not reallowed to other broker-dealers or exempt firms. In the distribution agreement, Fortis Benefits has agreed to indemnify Fortis Investors (and its agents, employees, and controlling persons) for certain damages and expenses, including those arising under federal securities laws.


Fortis Benefits or Fortis Investors may also provide additional compensation to broker-dealers in connection with sales of contracts. Compensation may include financial assistance to broker-dealers in connection with (1) conferences, (2) sales or training programs for their employees, (3) seminars for the public, (4) advertising, (5) sales campaigns regarding contracts, and (6) other broker-dealer sponsored programs or events. Compensation may also include trips taken by invited sales representatives and their family members to locations within or without the United States for business meetings or seminars. Fortis Benefits or Fortis Investors may pay travel expenses that arise from these trips.


See Notes to Fortis Benefits' Financial Statements as to amounts it has paid to Fortis, Inc. for various services.


Fortis Investors is an indirect subsidiary of Fortis (NL)N.V. and Fortis (B). Fortis Investors is under common control with Fortis Benefits. Fortis Investors' principal business address is the same as that of our home office. Fortis Investors is not obligated to sell any specific amount of interests under the contracts. $110,000,000 of interests in the fixed account and an indefinite amount of interests in the Variable Account have been registered with the Securities and Exchange Commission.

FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes. These rules are based on laws, regulations and interpretations that are subject to change at any time. This summary is not comprehensive. We do not intend it as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser as to the tax implications of taking any action under a contract or related retirement plan.

NON-QUALIFIED CONTRACTS

Section 72 of the Internal Revenue Code ("Code") governs the taxation of annuities in general. Neither you nor any other person may exclude or deduct purchase payments under

Non-Qualified Contracts from gross income. However, you are not currently taxed, until receipt, on any increase in the accumulated value of a Non-Qualified Contract that results from (1) the investment performance of the Variable Account, or (2) interest credited to the fixed account. Owners who are not natural persons ARE taxed annually on any increase in the contract value subject to exceptions. You may wish to discuss this with your tax adviser.

The following discussion applies generally to contracts owned by natural persons.

In general, surrenders or partial withdrawals under contracts are taxed as ordinary income to the extent of the accumulated income or gain under the contract. If you assign or pledge any part of the value of a contract, you pay on the value so pledged or assigned to the same extent as a partial withdrawal.

With respect to annuity payment options, the tax consequences may vary depending on the option elected under the contract. Until the "investment in the contract" is recovered, generally only the portion of the annuity payment that represents the amount by which the contract value exceeds the "investment in the contract" will be taxed. In general, "investment in the contract" is the aggregate amount of purchase payments made. After recovery of an Annuitant's or other payee's "investment in the contract," the full amount of any additional annuity payments is taxable.

For variable annuity payments, in general, the taxable portion of each annuity payment (prior to recovery of the "investment in the contract") is the amount of the payment less the nontaxable portion. The nontaxable portion of each payment is the "investment in the contract" divided by the total number of expected annuity payments.

For fixed annuity payments, in general, prior to recovery of the "investment in the contract," there is no tax on the amount of each payment that bears the same ratio to that payment as the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments. However, the remainder of each annuity payment is taxable. The taxable portion of a distribution (in the form of an annuity or a single sum payment) is taxed as ordinary income.

For purposes of determining the amount of taxable income resulting from distributions, all contracts and other annuity contracts we or our affiliates issue to you within the same calendar year will be treated as if they were a single contract.

You, or any other payee, will pay a 10% penalty on the taxable portion of a "premature distribution." Generally, an amount is a "premature distribution" unless the distribution is:

     - made on or after you or another payee reach age 59 1/2, or is

     - made to a beneficiary on or after your death, or is

     - made upon your disability or that of another payee, or is

     - part of a series of substantially equal annuity payments for your life or life expectancy, or is

     - part of a series of substantially equal annuity payments for the life or life expectancy of you AND your beneficiary.

Premature distributions may result, for example, from:

     - an early annuity commencement date

     - an early surrender or partial surrender of a contract

     - an assignment of a contract

     - the early death of an Annuitant other than you or another person receiving annuity payments under the contract

If you transfer ownership of a contract, or designate an Annuitant or payee other than yourself, you may have certain income or gift tax consequences that are beyond the scope of this discussion. If you are contemplating any transfer or assignment of a contract, you should contact a competent tax adviser.

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS

In order that a Non-Qualified Contract be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires:

     - if any person receiving annuity payments dies on or after the annuity commencement date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of the person's death; and

     - if you die prior to the annuity commencement date, the entire interest in the contract will be distributed:


       - within five years after your death, or



       - as annuity payments that will begin within one year of your death and will be made over your designated beneficiary's life or over a period not extending beyond the life expectancy of that beneficiary.


However, if the owner's designated beneficiary is the surviving spouse, the surviving spouse may continue the contract as the new contract owner. Where the owner or other person receiving payments is not a natural person, the required distributions under Section 72(A) apply on the death of the primary Annuitant.

The Internal Revenue Service has not issued regulations interpreting the requirements of Section 72(s) (although it has issued proposed regulations interpreting similar requirements for qualified plans). We intend to review and modify the contract if necessary to ensure that it complies with the requirements of Section 72(s) when clarified by regulation or otherwise.

Generally, the above requirements will be satisfied with a single sum payment where the death occurs prior to the annuity commencement date. A single sum payment will be subject to proof of the owner's death. The beneficiary, however, may elect by written request to receive an annuity option instead of a lump sum payment. However, if the election is not made within 60 days of the date the single sum death benefit otherwise becomes payable, the IRS may disregard the election for tax purposes and tax the beneficiary as if a single sum payment had been made.

QUALIFIED CONTRACTS

The contracts may be used with several types of tax-qualified plans. The tax rules applicable to owners, Annuitants, and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a tax qualified plan on your behalf are excludable from your gross income during the Accumulation Period. The portion, if any, of any purchase payment that is not excluded from your gross income during the Accumulation Period constitutes your "investment in the contract".

When annuity payments begin, you will receive back your "investment in the contract" if any, as a tax-free return of capital. The Code provides which portion of each payment is taxable and which portion is tax free. These rules may vary depending on the type of tax qualified plan.

The contracts are available in connection with the following types of retirement plans:

     - Section 403(b) annuity plans for employees of certain tax-exempt organizations and public education institutions;

     - Section 401 or 403(a) qualified pension, profit-sharing, or annuity plans;

     - Individual retirement annuities ("IRAs") under Section 408(b);

     - Simplified employee pension plans ("SEPs") under Section 408(k);

     - SIMPLE IRA Plans under Section 408(p); and

     - Section 457 unfunded deferred compensation plans of tax-exempt organizations and private employer unfunded deferred compensation plans.

The tax implications of these plans are further discussed in the Statement of Additional Information under the heading "Taxation Under Certain Retirement Plans".

WITHHOLDING

Annuity payments and other amounts received under contracts are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Despite the recipient's election, the Code may require withholding from certain payments outside the United States. The Code may also require withholding from certain distributions from certain types of qualified retirement plans, unless the proceeds are transferred directly from the qualified plan to another qualified retirement plan. Moreover, special "backup withholding" rules may require us to disregard the recipient's election if the recipient fails to supply us with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the TIN provided by the recipient is incorrect.

PORTFOLIO DIVERSIFICATION

The United States Treasury Department has adopted regulations under Section 817(h) of the Code that set forth diversification requirements for investments underlying Non-Qualified Contracts. We believe that the investments will satisfy these requirements. Failure to do so would result in immediate taxation to you or another person of all income credited to Non-Qualified Contracts. Also, current regulations do not provide guidance as to any circumstances in which control over allocation of values among different investment alternatives may cause you or another person receiving annuity payments to be treated as the owners of Variable Account assets for tax purposes. We reserve the right to amend the contracts in any way necessary to avoid any such result. The Treasury Department may establish standards in this regard through regulations or rulings. Such standards may apply only prospectively, although retroactive application is possible if the Treasury Department considered such standards not to embody a new position.

CERTAIN EXCHANGES

Section 1035 of the Code provides generally that no gain or loss will be recognized under the exchange of a life insurance or annuity contract for an annuity contract. Thus, a properly completed exchange pursuant to the special annuity contract exchange form we provide for this purpose is not generally a taxable event under the Code. Moreover, your investment in the contract will be the same as your investment in the product you exchanged out of.

Because of the complexity of these and other tax aspects in connection with an exchange, you should consult a tax adviser before making any exchange.

TAX LAW RESTRICTIONS AFFECTING SECTION 403 PLANS

Section 403(b)(11) of the Internal Revenue Code restricts the distribution under
Section 403(b) annuity contracts of:

(1) elective contributions made for years beginning after December 31, 1988;

(2) earnings on those contributions; and

(3) earnings on amounts held as of December 31, 1988.

Distribution of these amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, we may not distribute income attributable to elective contributions made after December 31, 1988.

FURTHER INFORMATION ABOUT FORTIS BENEFITS

GENERAL

We offer and sell insurance products, including fixed and variable life insurance policies, fixed and variable annuity contracts, and group life, accident and health insurance policies. We market our products to small businesses and individuals through a national network of independent agents, brokers, and financial institutions.

OWNERSHIP OF SECURITIES


All of Fortis Benefits' outstanding shares are owned by Interfinancial, Inc., which is itself wholly owned by Fortis, Inc., both having an address of One Chase Manhattan Plaza, New York, N.Y. 10005. Fortis, Inc., in turn is wholly owned by Fortis International, Inc., which is wholly owned by AMEV/VSB 1990 N.V., both of which share the same address with N.V. AMEV., Archimedeslaan 10, 3584 BA, Utrecht, The Netherlands. AMEV/ VSB 1990 N.V. is 50% owned by Fortis
(NL)N.V. and 50% owned, through certain subsidiaries, by Fortis (B), Boulevard Emile Jacqmain 53, 1000 Brussels, Belgium.

SELECTED FINANCIAL DATA

The following is a summary of certain financial data of Fortis Benefits. This summary has been derived in part from the financial statements of Fortis Benefits included elsewhere in this prospectus. You should read the following along with these financial statements.


                                                                               YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
                    (IN THOUSANDS)                           1999          1998          1997          1996          1995
                    --------------                           ----          ----          ----          ----          ----
INCOME STATEMENT DATA
  Premiums and policy charges.........................    $1,403,291    $1,299,770    $1,238,006    $1,295,878    $1,232,329
  Net investment income...............................       238,698       234,043       228,724       206,023       203,537
  Net realized gains (losses) on investment...........        25,962        52,404        41,101        25,731        55,080
  Other income........................................        53,848        44,671        36,458        31,725        33,085
                                                          ----------    ----------    ----------    ----------    ----------
  TOTAL REVENUES......................................    $1,721,799    $1,630,888    $1,544,289    $1,559,357    $1,524,031
                                                          ==========    ==========    ==========    ==========    ==========
  Total benefits and expenses.........................    $1,598,266    $1,538,604    $1,442,059    $1,470,066    $1,442,270
  Federal Income taxes................................        40,327        30,402        35,120        31,099        27,891
  Net income..........................................        83,206        61,882        67,110        58,192        53,870
BALANCE SHEET DATA
  Total assets........................................    $9,610,139    $7,578,055    $6,819,484    $5,951,876    $5,143,012
  Total liabilities...................................     8,760,587     6,692,587     5,939,378     5,171,203     4,431,914
  Total shareholder's equity..........................       849,552       885,468       880,106       780,673       711,098


MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF
OPERATIONS


1999 COMPARED TO 1998



REVENUES



The Company's major products are group disability and dental, group medical, group life, and annuity and individual life insurance coverages sold through a network of independent agents and brokers. In the fourth quarter of 1999, the Company assumed a block of business from an affiliated Company, United Family Life Insurance Company. This assumed business is primarily pre-need life insurance designed to pre-fund funeral expenses and is sold as individual and group life and annuity products. Pre-need business represents $36 million in gross premium in 1999. Group disability and dental, group medical, group life, annuity and individual life and pre-need represented 39%,32%, 18%, 8% and 3%, respectively of premium in 1999 and 38%, 36%, 19%, 7% and 0% respectively in 1998. The Company had less capital gains from fixed income investments in 1999 as compared to 1998. During 1999, the Company decreased its common stock holdings as a result of investment portfolio realignment which resulted in equity gains.



The Company continues to match investment portfolio composition to liquidity needs and capital requirements. Changes in interest rates during 1999 and 1998 resulted in recognition of realized gains and losses upon sales of securities.



BENEFITS



The total year-to-date policyholder benefit to premium ratio decreased to 80% in 1999 from 83% in 1998. The group disability and dental, group medical, group life, annuity and individual life, and pre-need benefit to premium ratios for the year ended December 31, were 83%, 80%, 70%, 94%, and 87% respectively in 1999 and 83%, 85%, 73%, 108% and 0% respectively in 1998. The group medical business experienced a lower premium to benefit ratio due to rate increases and better management of claims. Group life had improved mortality in 1999. The annuity and individual life business also experienced strong market performance, in addition to lower interest crediting on the Company's interest sensitive and investment products.



EXPENSES



Commission rates have decreased from the levels in 1998. This is primarily due to changes in the mix of business by product lines as well as the change in first year versus renewal premiums.



The Company's general and administrative expense to premium ratio decreased slightly to 22% in 1999 down from 23% in 1998. A principal reason for this expense reduction is the combining of three group medical cost centers into one. The Company continued to monitor expenses, striving to improve the expense to premium ratio, while maintaining quality and timely services to policyholders.



1998 COMPARED TO 1997


REVENUES

The Company's major products are group disability and dental, group medical, group life, and annuity and individual life insurance coverages sold through a network of independent agents and brokers. 1998 total group disability and dental, group medical, group life, and annuity and individual life premiums represented 38%, 36%, 19% and 7% respectively of total premium in 1998 and 34%, 38%, 21% and 7% respectively in 1997. Strong group sales over the last three quarters of 1997 and throughout 1998, in both the long term disability and dental products is the primary reason for the increase in group disability and dental premium. Additionally, short term disability products had a larger than usual upswing in sales during the second and third quarters of 1998. The decrease in group medical premium is the result of a decision in 1996 to discontinue new sales of certain medical products coupled with higher than normal lapses of current medical business.

The Company continues to match investment portfolio composition to liquidity needs and capital requirements. Changes in interest rates during 1998 and 1997 resulted in recognition of realized gains and losses.

BENEFITS


The total year-to-date policyholder benefit to premium ratio remained relatively flat increasing to 83% in 1998 from 82% in 1997. The group disability and dental, group medical, group life, and annuity and individual life benefit to premium ratios for the year ended December 31, were 83%, 85%, 73% and 108% respectively in 1998 and 82%, 77%, 76% and 124% respectively in 1997. The group medical business experienced a higher benefit to premium ratio due to higher incurred benefits than anticipated. Group life experienced favorable year-to-date experience in 1998 compared to 1997. The annuity and individual life business also experienced lower mortality experience in 1998 compared to 1997, in addition to higher interest crediting on the Company's steadily increasing policy base of interest sensitive and investment products.


EXPENSES


The Company's general and administrative expense to premium ratio has increased slightly to 23% in 1998, up from 22% in 1997. Commission rates remained level from 1997 to 1998.



MARKET RISK AND RISK MANAGEMENT



Interest rate risk is the Company's primary market risk exposure. Substantial and sustained increases and decreases in market interest rates can affect the profitability of insurance products and market value of investments. The yield realized on new investments generally increases or decreases in direct relationship with interest rate changes. The market value of the Company's fixed maturity and mortgage loan portfolios generally increases when interest rates decrease, and decreases when interest rates increase.



Interest rate risk is monitored and controlled through asset/ liability management. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. A major component of the Company's asset/liability management program is structuring the investment portfolio with cash flow characteristics consistent with the cash flow characteristics of the Company's insurance liabilities. The Company uses computer models to perform simulations of the cash flow generated from existing insurance policies under various interest rate scenarios. Information from these models is used in the determination of interest crediting strategies and investment strategies. The asset/liability management discipline includes strategies to minimize exposure to loss as market interest rates change. On the basis of these analyses, management believes there is no material solvency risk to the Company with respect to interest rate movements up or down of 100 basis points from year-end levels.



Equity market risk exposure is not significant. Equity investments in the general account are not material enough to threaten solvency and contractowners bear the investment risk related to the variable products. Therefore, the risks associated with the investments supporting the variable separate accounts are assumed by contractowners, not by the Company. The Company provides certain minimum death benefits that depend on the performance of the variable separate accounts. Currently the majority of these death benefit risks are reinsured which then protects the Company from adverse mortality experience and prolonged capital market decline.



LIQUIDITY AND CAPITAL RESOURCES



The market value of cash, short-term investments and publicly traded bonds and stocks is at least equal to all policyholder reserves and liabilities. The Company's portfolio is readily marketable and convertible to cash to a degree sufficient to provide for short-term needs. The Company consistently monitors its liability durations and invests assets accordingly. The Company has no material commitments or off-balance sheet financing arrangements, which would reduce sources of funds in the upcoming year.



The National Association of Insurance Commissioners has implemented risk-based capital standards to determine the capital requirements of a life insurance company based upon the risks inherent in its operations. These standards require the computation of a risk-based capital amount which is then compared to a company's actual total adjusted capital. Based upon current calculations using these risk-based capital standards, the Company's percentage of total adjusted capital is in excess of ratios, which would require regulatory attention.



The Company's fixed maturity investments consisted of 98% investment grade bonds as of December 31, 1999 and the Company does not expect this percentage to change significantly in the future.



YEAR 2000



Introduction. The Company relies heavily on information technology (IT) systems to conduct its business. These IT systems include both internally developed and vendor-supplied systems. The company also relies on the non-IT systems including the embedded technology and facility related systems. In addition, the Company has business relationships with numerous entities including but not limited to financial institutions, financial intermediaries, third party administrators and other critical vendors as well as regulators and customers. These entities are themselves reliant on their IT systems to conduct their businesses. Therefore, there is a supply chain of dependency among and between all involved entities.



State of Readiness. In 1997, the Fortis parent company organized a multi-disciplinary Year 2000 Project Team (Team). The Company is part of the Team. The Team consists of employees at each subsidiary, audit, legal and outside consultants. The Team has developed and executed a comprehensive plan
(Plan) designed to make the Company's IT systems Year 2000 ready. The Plan covered four stages including (i) inventory, (ii) assessment, (iii) programming, and (iv) testing and certification. Programming, testing and certification of all systems and applications were completed in December, 1999; therefore, the Company has completed its Plan. The Company also inventoried its various facility locations and the systems that related thereto, including embedded technologies. These areas were also part of the Plan and were completed.



The Company identified third parties with which they have a material relationship in both sending and receiving information from those entities, with respect to current Year 2000 readiness. This action has also been completed as part of the Plan.



Costs. The cost of the Company's portion of the Year 2000 project is estimated at $26.9 million (pre-tax) and is being funded through operating cash flows. Total Year 2000 project costs are based on management's best estimates, which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. Costs to upgrade and replace systems in the normal course of business are not included in this estimate. For the year ended December 31, 1999, approximately $11.4 million (pre-tax) was expensed by the Company.



Risks. The Company limited the potential impact of the Year 2000 by monitoring the progress of its own Year 2000 project and those of its critical external relationship (both I/T and non-I/T) and by developing contingency/recovery plans. Those contingency plans identified the mission critical systems and relationships and put action plans in place to address a Year 2000 issue. To date, none of the contingency plans have been implemented. In addition, no significant Year 2000 issue has arisen which has had a material adverse effect on the Company's results of operations, liquidity or financial condition



Contingency Plans. Consistent with prudent due diligence efforts, the Company defined contingency plans aimed at ensuring the continuity of critical business functions before and after December 31, 1999, should there have been or in the future, be, an unexpected system failure. The Company developed plans that are designed to reduce the negative impact on the Company, and provide methods of returning to normal operations, if failure occurs.



VOTING PRIVILEGES


In accordance with our view of current applicable law, we will vote shares of each of the portfolios attributable to a contract at regular and special meetings of the shareholders of the portfolios. We will vote those shares in proportion to instructions we receive from the persons having the voting interest in the contract as of the record date for the corresponding portfolio shareholders meeting. Owners have the voting interest during the Accumulation Period, persons receiving annuity payments have the voting interest during the Annuity Period, and beneficiaries have the voting interest after the death of the Annuitant or owner. However, if the Investment Company Act of 1940 or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote shares of the portfolios in our own right, we may elect to do so.

We determine the number of shares of a portfolio attributable to a contract as follows:

     - During the Accumulation Period, we divide the amount of contract value in a subaccount by the net asset value of one share of the portfolio corresponding to that subaccount. We make this calculation as of the record date for the applicable portfolio.

     - During the Annuity Period, or after the death of the Annuitant or owner, we make a similar calculation. However, for subaccount value we use the liability for future variable annuity payments allocable to that subaccount as of the record date for the applicable portfolio. We calculate the liability for future variable annuity payments on the basis of the following on the record date:

       - mortality assumptions,

       - the assumed interest rate used in determining the number of Annuity Units under the contract, and

       - the applicable Annuity Unit value

During the Annuity Period, the number of votes attributable to a contract will generally decrease since funds set aside to make the annuity payments will decrease.

We will vote shares for which we have not received timely instructions, and any shares attributable to excess amounts we have accumulated in the related subaccount, in proportion to the voting instructions which we receive for all contracts and other variable annuity contracts participating in a portfolio. To the extent that we or any affiliated company holds any shares of a portfolio, those shares will be voted in the same proportion as instructions for that portfolio from all our policy holders holding voting interests in that portfolio. Shares held by separate accounts other than the Variable Account will in general be voted in accordance with instructions of owners in such other separate accounts. This diminishes the relative voting influence of the contracts.

Each person having a voting interest in a subaccount of the Variable Account will receive proxy material, reports and other materials relating to the appropriate portfolio. Under the procedures described above, these persons may give instructions regarding:

     - the election of the Board of Directors of the portfolios,

     - ratification of the selection of a portfolio's independent auditors,

     - the approval of the investment managers of a portfolio,

     - changes in fundamental investment policies of a portfolio, and

     - all other matters that are put to a vote of portfolio shareholders

LEGAL MATTERS

David A. Peterson, Esquire, Vice President and Assistant General Counsel with our legal department has passed on the legality of the contracts described in this prospectus. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised Fortis Benefits on certain federal securities law matters.


OTHER INFORMATION


We have filed Registration Statements with the Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the contracts discussed in this prospectus. We have not included in the prospectus all of the information set forth in the Registration Statement, amendments, and exhibits thereto. We intend statements contained in this prospectus about the content of the contracts and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission.

A Statement of Additional Information is available upon request. Its contents are as follows:

CONTENTS OF STATEMENT OF ADDITIONAL
INFORMATION

Fortis Benefits and the Variable Account.......
Calculation of Annuity Payments................
Postponement of Payments.......................
Services.......................................
  - Safekeeping of Variable Account Assets.....
  - Experts....................................
  - Principal Underwriter......................
Taxation Under Certain Retirement Plans........
Withholding....................................
Other Information..............................
Variable Account Financial Statements..........
APPENDIX A--Performance Information............

FORTIS BENEFITS FINANCIAL STATEMENTS

The financial statements of Fortis Benefits that are included in this prospectus should be considered primarily as bearing on our ability to meet our obligations under the contracts. The contracts are not entitled to participate in our earnings, dividends or surplus.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying balance sheets of Fortis Benefits Insurance Company, an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V., as of December 31, 1999 and 1998, and the related statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                          [/s/ ERNST & YOUNG]

February 17, 2000

Minneapolis, Minnesota

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                      DECEMBER 31
                                                                ------------------------
                                                                   1999          1998
                                                                ----------    ----------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost
     1999--$2,802,697; 1998--$2,315,904)....................    $2,706,372    $2,402,343
  Equity securities, at fair value (cost 1999--$81,554;
     1998--$141,947)........................................        85,021       157,851
  Mortgage loans on real estate, less allowance for possible
     losses (1999 and 1998--$11,085)........................       754,514       610,131
  Policy loans..............................................        83,439        74,950
  Short-term investments....................................       115,527        31,868
  Real estate and other investments.........................        47,502        36,156
                                                                ----------    ----------
                                                                 3,792,375     3,313,299
Cash and cash equivalents...................................        18,670           668
Receivables:
  Uncollected premiums......................................        62,938        61,883
  Reinsurance recoverable on unpaid and paid losses.........        23,471        14,853
  Other.....................................................        19,406        17,641
                                                                ----------    ----------
                                                                   105,815        94,377
Accrued investment income...................................        55,464        42,831
Deferred policy acquisition costs...........................       430,192       331,938
Property and equipment at cost, less accumulated
  depreciation..............................................        25,118        30,712
Deferred federal income taxes...............................        52,467        17,904
Other assets................................................         1,582         3,923
Due from affiliates.........................................         8,304            --
Assets held in separate accounts............................     5,120,152     3,742,403
                                                                ----------    ----------
Total assets................................................    $9,610,139    $7,578,055
                                                                ==========    ==========

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                      DECEMBER 31
                                                                ------------------------
                                                                   1999          1998
                                                                ----------    ----------
POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY
Policy reserves and liabilities:
  Future policy benefit reserves:
     Traditional and pre-need life insurance................    $1,106,269    $  450,776
     Interest sensitive and investment products.............     1,147,657     1,238,125
     Accident and health....................................       940,865       861,334
                                                                ----------    ----------
                                                                 3,194,791     2,550,235
  Unearned revenues.........................................        28,673        13,393
  Other policy claims and benefits payable..................       265,486       255,350
  Policyholder dividends payable............................         7,939         8,189
                                                                ----------    ----------
                                                                 3,496,889     2,827,167
  Accrued expenses..........................................        59,409        57,860
  Current income taxes payable..............................         1,838         4,168
  Other liabilities.........................................       120,110        86,226
  Due to affiliates.........................................            --         9,479
  Liabilities related to separate accounts..................     5,082,341     3,707,687
                                                                ----------    ----------
Total policy reserves and liabilities.......................     8,760,587     6,692,587
Commitments and contingencies
Shareholder's equity:
  Common Stock, $5 par value:
     Authorized, issued and outstanding shares--1,000,000...         5,000         5,000
  Additional paid-in capital................................       468,000       468,000
  Retained earnings.........................................       427,811       344,605
  Accumulated other comprehensive (loss) income.............       (51,259)       67,863
                                                                ----------    ----------
Total shareholder's equity..................................       849,552       885,468
                                                                ----------    ----------
Total policy reserves, liabilities and shareholder's
  equity....................................................    $9,610,139    $7,578,055
                                                                ==========    ==========

                            See accompanying notes.

STATEMENTS OF INCOME
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                        YEAR ENDED DECEMBER 31
                                                                --------------------------------------
                                                                   1999          1998          1997
                                                                ----------    ----------    ----------
REVENUES
Insurance operations:
  Traditional life insurance premiums.......................    $  301,377    $  260,567    $  269,540
  Interest sensitive and investment product policy
     charges................................................        99,047        85,551        77,429
  Accident and health insurance premiums....................     1,002,867       953,652       891,037
                                                                ----------    ----------    ----------
                                                                 1,403,291     1,299,770     1,238,006
Net investment income.......................................       238,698       234,043       228,724
Net realized gains on investments...........................        25,962        52,404        41,101
Other income................................................        53,848        44,671        36,458
                                                                ----------    ----------    ----------
Total revenues..............................................     1,721,799     1,630,888     1,544,289
BENEFITS AND EXPENSES
Benefits to policyholders:
  Traditional life insurance................................       218,993       189,337       204,497
  Interest sensitive investment products....................        93,668        96,178       103,077
  Accident and health claims................................       812,149       798,036       707,113
                                                                ----------    ----------    ----------
                                                                 1,124,810     1,083,551     1,014,687
Policyholder dividends......................................         3,114         3,486         2,935
Amortization of deferred policy acquisition costs...........        43,078        33,365        43,931
Insurance commissions.......................................       124,601       118,710       107,378
General and administrative expenses.........................       302,663       299,492       273,128
                                                                ----------    ----------    ----------
Total benefits and expenses.................................     1,598,266     1,538,604     1,442,059
                                                                ----------    ----------    ----------
Income before federal income taxes..........................       123,533        92,284       102,230
Federal income taxes........................................        40,327        30,402        35,120
                                                                ----------    ----------    ----------
Net income..................................................    $   83,206    $   61,882    $   67,110
                                                                ==========    ==========    ==========

                            See accompanying notes.

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)


                                                                                          ACCUMULATED
                                                                 ADDITIONAL                  OTHER
                                                        COMMON    PAID-IN     RETAINED   COMPREHENSIVE
                                              TOTAL     STOCK     CAPITAL     EARNINGS   (LOSS) INCOME
                                            ---------   ------   ----------   --------   -------------
Balance, January 1, 1997..................  $ 780,673   $5,000    $468,000    $265,613     $  42,060
  Comprehensive income:
     Net income...........................     67,110      --           --      67,110            --
     Change in unrealized gains (losses)
       on investments, net................     32,323      --           --          --        32,323
                                            ---------
  Total Comprehensive income..............     99,433
                                            ---------   ------    --------    --------     ---------
Balance, December 31, 1997................    880,106   5,000      468,000     332,723        74,383
  Comprehensive income:
     Net income...........................     61,882      --           --      61,882            --
     Change in unrealized gains (losses)
       on investments, net................     (6,520)     --           --          --        (6,520)
                                            ---------
  Total Comprehensive income..............     55,362
  Dividend................................    (50,000)     --           --     (50,000)           --
                                            ---------   ------    --------    --------     ---------
Balance, December 31, 1998................    885,468   5,000      468,000     344,605        67,863
  Comprehensive income:
     Net income...........................     83,206      --           --      83,206            --
     Change in unrealized gains (losses)
       on investments, net................   (119,122)     --           --          --      (119,122)
                                            ---------
  Total Comprehensive income..............    (35,916)
                                            ---------   ------    --------    --------     ---------
Balance, December 31, 1999................  $ 849,552   $5,000    $468,000    $427,811     $ (51,259)
                                            =========   ======    ========    ========     =========


                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                      YEAR ENDED DECEMBER 31
                                                             -----------------------------------------
                                                                1999           1998           1997
                                                             -----------    -----------    -----------
OPERATING ACTIVITIES
Net income...............................................    $    83,206    $    61,882    $    67,110
Adjustments to reconcile net income to net cash provided
  by operating activities:
     Increase (decrease) in future policy benefit
       reserves for traditional, interest sensitive and
       accident and health policies......................         97,931        106,135         (2,496)
     Increase (decrease) in other policy claims and
       benefits and policyholder dividends payable.......          5,012         (2,514)        68,070
     Provision for deferred federal income taxes.........         29,454            417         (6,449)
     Decrease in income taxes payable....................         (2,330)        (6,381)        (6,875)
     Amortization of deferred policy acquisition costs...         43,078         33,365         43,931
     Policy acquisition costs deferred...................        (96,308)       (73,147)       (69,694)
     Provision for mortgage loan losses..................             --             --          1,388
     Provision for depreciation..........................         12,807         12,409         14,351
     Write-off of investment.............................             --             --          3,000
     Amortization of investment (discounts) premiums,
       net...............................................          1,930         (3,200)          (466)
     Change in receivables, accrued investment income,
       unearned premiums, accrued expenses and other
       liabilities.......................................         27,227         (4,455)        (2,720)
     Net realized gains on sold investments..............        (25,962)       (52,404)       (41,101)
     Other...............................................             --            169        (12,496)
                                                             -----------    -----------    -----------
Net cash provided by operating activities................        176,045         72,276         55,553
INVESTING ACTIVITIES
Purchases of fixed maturity investments..................     (1,654,104)    (2,380,511)    (3,611,770)
Sales and repayments of fixed maturity investments.......      1,675,488      2,428,207      3,378,898
(Increase) decrease in short-term investments............        (83,659)        38,669        112,280
Purchases of other investments...........................       (305,889)      (408,998)      (209,771)
Sales of other investments...............................        353,267        352,873        205,084
Purchases of property and equipment......................         (7,213)          (356)        (4,242)
Cash received pursuant to reinsurance assumption
  agreement..............................................          3,374             --             --
Other....................................................             --             --           (617)
                                                             -----------    -----------    -----------
Net cash (used in) provided by investing activities......        (18,736)        29,884       (130,138)
FINANCING ACTIVITIES
Activities related to investment products:
  Considerations received................................        237,375        215,693        200,760
  Surrenders and death benefits..........................       (416,537)      (326,457)      (190,361)
  Interest credited to policyholders.....................         39,855         49,371         53,613
Dividend.................................................             --        (50,000)            --
                                                             -----------    -----------    -----------
Net cash (used in) provided by financing activities......       (139,307)      (111,393)        64,012
Increase (decrease) in cash and cash equivalents.........         18,002         (9,233)       (10,573)
Cash and cash equivalents at beginning of year...........            668          9,901         20,474
                                                             -----------    -----------    -----------
Cash and cash equivalents at end of year.................    $    18,670    $       668    $     9,901
                                                             ===========    ===========    ===========

                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES
Assets and liabilities transferred in reinsurance transactions (Note 8):

Non-Cash Assets Received:
  Fixed maturities..........................................    $ 517,091
  Other Investments.........................................      121,696
  Other Assets..............................................       12,763
  Deferred Acquisition Costs................................       35,882
                                                                ---------
Total value of assets received..............................    $ 687,432
                                                                =========
Non-Cash Liabilities Assumed:
  Future policy benefit reserves............................    $(685,932)
  Claim reserves............................................       (4,874)
                                                                ---------
Total Liabilities Assumed...................................    $(690,806)
                                                                =========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
NATURE OF OPERATIONS
Fortis Benefits Insurance Company (the Company) is an indirect wholly-owned subsidiary of Fortis, Inc. (Fortis), which itself is an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V. The Company is incorporated in Minnesota and distributes its products in all states except New York. The Company's revenues are derived principally from group employee benefits products and from individual life and annuity products.

Effective October 1, 1999, the Company assumed pre-need life insurance business from an affiliate on a 100% co-insurance basis. These life insurance and annuity products are marketed in connection with the advance funding of funeral expenses. (See Note 8 "Reinsurance" for more information on this reinsurance transaction.)

BASIS OF STATEMENT PRESENTATION
During 1998, the Company adopted Statement of Financial Accounting Standards Board (SFAS) 130, Reporting Comprehensive Income. SFAS 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this SFAS had no impact on the Company's net income or shareholder's equity. SFAS 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to adoption were reported separately in shareholder's equity, to be included in other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of SFAS 130.

Effective January 1, 1999, the Company adopted SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 requires the estimation and recording of certain insurance-related assessments. Because the Company previously recorded insurance-related assessments on this basis, the adoption of SOP 97-3 had no impact on the results of operations or financial position.

In June 1999, the Financial Accounting Standards Board issued SFAS 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FAS 133", which deferred to January 1, 2001 the effective date of the accounting and reporting requirements of SFAS 133. SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. The adoption of SFAS 133 is not expected to have a material effect on the Company's results of operations or financial position.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company follows accounting principles generally accepted in the United States which differ in certain respects from statutory accounting practices prescribed or permitted by regulatory authorities. The more significant of these principles are set forth below:

REVENUE RECOGNITION AND FUTURE POLICY BENEFIT RESERVES
Premiums for traditional life insurance and pre-need life products are recognized as revenues when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest crediting rates for universal life and investment products ranged from 3.5% to 12% in 1999, and 2.5% to 8.75% in 1998 and 1997.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)
A portion of the Company's pre-need life products provide an increasing future benefit tied typically to the U.S. Consumer Price Index or a targeted growth rate established at management's discretion. All pre-need life products that have death benefit increases made at management's discretion are accounted for as interest-sensitive life products.

Premiums for accident and health insurance products, including medical, long and short-term disability and dental insurance products, are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1987 Commissioners Group Disability Table. The valuation interest rate is the Single Premium Immediate Annuity valuation rate less 100 basis points. Claims in the first five years' are modified based on the Company's actual experience.

CLAIMS AND BENEFITS PAYABLE
Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in income currently.

DEFERRED POLICY ACQUISITION COSTS
The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For traditional and pre-need life insurance and long-term care products (included as accident and health products), such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. Estimation of future gross profits requires significant management judgment and are reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.

INVESTMENTS
The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

All fixed maturity investments and all marketable equity securities are classified as available-for-sale and carried at fair value.

Changes in fair values of available for sale securities, after related deferred income taxes and after adjustment for the changes in the pattern of amortization of deferred policy acquisition costs and participating policyholder dividends, are reported directly in shareholder's equity as accumulated other comprehensive income and, accordingly, have no effect on net income. The unrealized appreciation or depreciation is net of deferred policy acquisition cost amortization and taxes that would have been required as a charge or credit to income had such unrealized amounts been realized.

Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. The Company's policy fully complies with this statute. Mortgage loans on real estate are reported at amortized cost, less allowance for possible losses. The change in the allowance for possible losses is recorded with realized gains and losses on investments.

Policy loans are reported at their unpaid balance. Short term investments are at cost which approximates fair value.

Real estate and other investments consist principally of property acquired in satisfaction of debt and limited partnerships, respectively. Real estate is recorded at cost less allowances for depreciation. The Company provides for depreciation on a straight-line basis over the estimated useful lives. Other investments are accounted for using the equity method of accounting.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)
PROPERTY AND EQUIPMENT
Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property. Depreciation expense was $12,807,000, $12,409,000 and $14,351,000 for the year ended December 31, 1999,
1998 and 1997, respectively.

INCOME TAXES
Income taxes have been provided using the liability method. Deferred tax assets and liabilities are determined based on the temporary differences between the financial reporting and the tax bases and are measured using the enacted tax rates.

SEPARATE ACCOUNTS
Revenues and expenses related to the separate account assets and liabilities are excluded from the amounts reported in the accompanying statements of income.

Assets and liabilities associated with the separate accounts relate to deposits and annuity considerations for variable life and variable annuity products for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value and represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.

The Company receives mortality and expense risk fees from the separate accounts. The Company also deducts monthly cost of insurance charges, and receives minimum death benefit guarantee fees and issue and administrative fees from the variable life insurance separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

GUARANTY FUND ASSESSMENTS
There are a number of insurance companies that are currently under regulatory supervision. This may result in future assessments by state guaranty fund associations to cover losses to policyholders of insolvent or rehabilitated companies. These assessments can be partially recovered through a reduction in future premium taxes in some states. The Company believes it has adequately provided for the impact of future assessments relating to current insolvencies.

STATEMENTS OF CASH FLOWS
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

COMPREHENSIVE INCOME
Comprehensive income is comprised of net income and other comprehensive income which includes unrealized gains and losses on securities classified as available-for-sale, net of the effect on deferred policy acquisition costs, taxes and reclassification adjustment.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)
RECLASSIFICATIONS
Certain amounts in the 1998 and 1997 financial statements have been reclassified to conform to the 1999 presentation.

2.   INVESTMENTS
AVAILABLE-FOR-SALE SECURITIES
The following is a summary of the available-for-sale securities (in thousands):

                                                                 GROSS         GROSS
                                                 AMORTIZED     UNREALIZED    UNREALIZED       FAIR
                                                    COST          GAIN          LOSS         VALUE
                                                 ----------    ----------    ----------    ----------
DECEMBER 31, 1999
Fixed maturities:
  Governments................................    $  309,402     $     46      $  8,934     $  300,514
  Public utilities...........................       237,579          341        10,375        227,545
  Industrial and miscellaneous...............     2,208,281        7,020        81,412      2,133,889
  Other......................................        47,435          184         3,195         44,424
                                                 ----------     --------      --------     ----------
Total fixed maturities.......................     2,802,697        7,591       103,916      2,706,372
Equity securities............................        81,554        5,825         2,358         85,021
                                                 ----------     --------      --------     ----------
Total........................................    $2,884,251     $ 13,416      $106,274     $2,791,393
                                                 ==========     ========      ========     ==========
DECEMBER 31, 1998
Fixed maturities:
  Governments................................    $  321,047     $  5,994      $    436     $  326,605
  Public utilities...........................       190,792        7,769         1,704        196,857
  Industrial and miscellaneous...............     1,723,183       79,137         6,451      1,795,869
  Other......................................        80,882        2,181            51         83,012
                                                 ----------     --------      --------     ----------
Total fixed maturities.......................     2,315,904       95,081         8,642      2,402,343
Equity securities............................       141,947       18,238         2,334        157,851
                                                 ----------     --------      --------     ----------
Total........................................    $2,457,851     $113,319      $ 10,976     $2,560,194
                                                 ==========     ========      ========     ==========

The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 1999, by contractual maturity, are shown below (in thousands).

                                                                AMORTIZED        FAIR
                                                                   COST         VALUE
                                                                ----------    ----------
Due in one year or less.....................................    $  62,675     $   62,547
Due after one year through five years.......................      681,595        671,472
Due after five years through ten years......................      912,713        881,953
Due after ten years.........................................    1,145,714      1,090,400
                                                                ----------    ----------
Total.......................................................    $2,802,697    $2,706,372
                                                                ==========    ==========

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

2.   INVESTMENTS (CONTINUED)
MORTGAGE LOANS
The Company has issued commercial mortgage loans on properties located throughout the United States. Approximately 38% and 36% of outstanding principal is concentrated in the states of New York, California and Florida, at December 31, 1999 and 1998, respectively. Loan commitments outstanding totaled $12,350,000 at December 31, 1999.

INVESTMENTS ON DEPOSIT
The Company had fixed maturities carried at $17,061,000 and $19,978,000 at December 31, 1999 and 1998, respectively, on deposit with various governmental authorities as required by law.

INVESTMENT IN MANAGED DENTAL INITIATIVE
In 1997, the Company acquired a 99% ownership in a managed dental initiative called Dental Health Alliance, Inc. (DHA). Based on an analysis of future DHA profitability, the entire investment of $8,132,000 was written-off at December 31, 1997.

NET UNREALIZED GAINS (LOSSES)
The adjusted net unrealized gains (losses) on investments recorded in accumulated other comprehensive income for the year ended December 31, are set forth below (in thousands):

                                                                                TAX
                                                               BEFORE-TAX    (EXPENSE)    NET-OF-TAX
                                                                 AMOUNT       BENEFIT       AMOUNT
                                                               ----------    ---------    ----------
DECEMBER 31, 1999
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $(168,542)    $ 58,990     $(109,552)
  Decrease in amortization of deferred policy acquisition
     costs.................................................        9,142       (3,200)        5,942
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (23,864)       8,352       (15,512)
                                                               ---------     --------     ---------
Other comprehensive loss...................................    $(183,264)    $ 64,142     $(119,122)
                                                               =========     ========     =========
DECEMBER 31, 1998
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $  32,614     $(11,562)    $  21,052
  Decrease in amortization of deferred policy acquisition
     costs.................................................          414         (145)          269
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (42,832)      14,991       (27,841)
                                                               ---------     --------     ---------
Other comprehensive loss...................................    $  (9,804)    $  3,284     $  (6,520)
                                                               =========     ========     =========
DECEMBER 31, 1997
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $  93,826     $(33,796)    $  60,030
  Increase in amortization of deferred policy acquisition
     costs.................................................       (2,096)         771        (1,325)
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (40,587)      14,205       (26,382)
                                                               ---------     --------     ---------
Other comprehensive income.................................    $  51,143     $(18,820)    $  32,323
                                                               =========     ========     =========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

2.   INVESTMENTS (CONTINUED)
NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS Major categories of net investment income and realized gains (losses) on investments for each year were as follows (in thousands):

                                                                  1999        1998        1997
                                                                --------    --------    --------
NET INVESTMENT INCOME
Fixed maturities............................................    $167,027    $160,163    $160,444
Equity securities...........................................       7,320       8,656       9,306
Mortgage loans on real estate...............................      57,684      57,031      54,662
Policy loans................................................       5,272       4,653       4,144
Short-term investments......................................         844       1,701       2,851
Real estate and other investments...........................       6,375       8,194       4,635
                                                                --------    --------    --------
                                                                 244,522     240,398     236,042
Expenses....................................................      (5,824)     (6,355)     (7,318)
                                                                --------    --------    --------
                                                                $238,698    $234,043    $228,724
                                                                ========    ========    ========
NET REALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities............................................    $ (9,750)   $ 34,320    $ 13,827
Equity securities...........................................      33,613       8,512      26,760
Mortgage loans on real estate...............................          --        (198)        301
Short-term investments......................................          --           5          --
Real estate and other investments...........................       2,099       9,765         213
                                                                --------    --------    --------
                                                                $ 25,962    $ 52,404    $ 41,101
                                                                ========    ========    ========

Proceeds from sales of investments in fixed maturities were $1,627,450,000, $2,460,316,000 and $3,360,682,000 in 1999, 1998 and 1997, respectively. Gross gains of $11,996,000, $44,360,000 and $30,860,000 and gross losses of
$21,746,000, $10,040,000 and $17,033,000 were realized on the sales in 1999,
1998 and 1997, respectively.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

3.   DEFERRED POLICY ACQUISITION COSTS
The changes in deferred policy acquisition costs by product were as follows (in thousands):

                                                                  INTEREST
                                                TRADITIONAL     SENSITIVE AND
                                                AND PRE-NEED     INVESTMENT      ACCIDENT AND
                                                    LIFE          PRODUCTS          HEALTH       TOTAL
                                                ------------    -------------    ------------   --------
Balance, January 1, 1998....................      $22,169         $264,383         $ 5,190      $291,742
  Acquisition costs deferred................           --           69,921           3,226        73,147
  Acquisition costs amortized...............       (7,609)         (20,256)         (5,500)      (33,365)
  Decreased amortization of deferred
     acquisition costs from unrealized gains
     on available-for-sale securities.......           --              414              --           414
                                                  -------         --------         -------      --------
Balance, December 31, 1998..................       14,560          314,462           2,916       331,938
  Acquisition costs deferred................       33,783           81,016          17,391       132,190
  Acquisition costs amortized...............       (2,438)         (38,831)         (1,809)      (43,078)
  Decreased amortization of deferred
     acquisition costs from unrealized gains
     on available-for-sale securities.......           --            9,142              --         9,142
                                                  -------         --------         -------      --------
Balance, December 31, 1999..................      $45,905         $365,789         $18,498      $430,192
                                                  =======         ========         =======      ========

Included in total policy acquisition costs deferred in 1999 is $35,882,000 of present value of future profits (PVP) and $1,416,000 of subsequent acquisition costs resulting from the reinsurance assumption agreement with United Family Life Insurance Company, an affiliate, which became effective October 1, 1999. PVP is being amortized against the expected premium revenue of the pre-need life insurance business assumed. See Note 8 "Reinsurance" for more information on this reinsurance transaction.

During 1999, 1998 and 1997, the Company sold portions of its investment portfolio and in accordance with FASB Statement 97, the recognition of the realized net capital gains resulted in increased (decreased) amortization of deferred acquisition costs of $(224,000), $3,357,000 and $732,000, respectively.

4.   PROPERTY AND EQUIPMENT
A summary of property and equipment at December 31 for each year follows (in thousands):

                                                                  1999        1998
                                                                --------    --------
Land........................................................    $  1,900    $  1,900
Building and improvements...................................      26,383      24,319
Furniture and equipment.....................................      76,604      87,714
                                                                --------    --------
                                                                 104,887     113,933
Less accumulated depreciation...............................     (79,769)    (83,221)
                                                                --------    --------
Net property and equipment..................................    $ 25,118    $ 30,712
                                                                ========    ========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

5.   ACCIDENT AND HEALTH RESERVES
Activity for the liability for unpaid accident and health claims is summarized as follows (in thousands):

                                                                       YEAR ENDED DECEMBER 31
                                                                ------------------------------------
                                                                   1999          1998         1997
                                                                ----------    ----------    --------
Balance as of January 1, net of reinsurance recoverables....    $1,061,883    $  988,036    $947,711
Add: Incurred losses related to:
  Current year..............................................       824,949       826,009     773,316
  Prior years...............................................       (12,800)      (27,973)    (59,634)
                                                                ----------    ----------    --------
Total incurred losses.......................................       812,149       798,036     713,682
Deduct: Paid losses related to:
  Current year..............................................       468,404       469,881     437,405
  Prior years...............................................       266,025       254,308     235,952
                                                                ----------    ----------    --------
Total paid losses...........................................       734,429       724,189     673,357
                                                                ----------    ----------    --------
Balance as of December 31, net of reinsurance
  recoverables..............................................    $1,139,603    $1,061,883    $988,036
                                                                ==========    ==========    ========

The table above compares to the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; and (2) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.

In each of the years presented above, the accident and health insurance line of business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of lower medical costs and a reduction of loss reserves due to lower than anticipated inflation in medical costs.

The liability for unpaid accident and health claims includes $994,651,000, $915,368,000 and $854,940,000 of total disability income reserves as of December 31, 1999, 1998 and 1997, respectively, which were discounted for anticipated interest earnings using a rate which varies by incurral year.

6.   FEDERAL INCOME TAXES
The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis. Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

6.   FEDERAL INCOME TAXES (CONTINUED)
The significant components of the Company's deferred tax liabilities and assets as of December 31, 1999 and 1998 are as follows (in thousands):

                                                                  1999        1998
                                                                --------    --------
Deferred tax assets:
  Separate account assets/liabilities.......................    $ 60,716    $ 87,300
  Reserves..................................................      35,843      27,586
  Claims and benefits payable...............................       7,964       8,089
  Accrued liabilities.......................................       6,973      10,113
  Unrealized Losses.........................................      32,500          --
  Investments...............................................       4,549       3,861
  Other.....................................................       6,755       2,723
                                                                --------    --------
Total deferred tax assets...................................     155,300     139,672
Deferred tax liabilities:
  Deferred policy acquisition costs.........................      98,539      82,031
  Unrealized gains..........................................          --      35,591
  Fixed assets..............................................       2,963       3,150
  Investments...............................................       1,171         982
  Other.....................................................         160          14
                                                                --------    --------
Total deferred tax liabilities..............................     102,833     121,768
                                                                --------    --------
Net deferred tax asset......................................    $ 52,467    $ 17,904
                                                                ========    ========

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

The Company's tax expense (benefit) for the year ended December 31 is shown as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Current.....................................................    $10,873    $30,232    $41,569
Deferred....................................................     29,454        170     (6,449)
                                                                -------    -------    -------
                                                                $40,327    $30,402    $35,120
                                                                =======    =======    =======

Federal income tax payments and refunds resulted in net payments of $13,203,000, $36,367,000 and $58,859,000 in 1999, 1998 and 1997, respectively.

The Company's effective income tax rate varied from the statutory federal income tax rate as follows:

                                                                1999    1998    1997
                                                                ----    ----    ----
Statutory income tax rate...................................    35.0%   35.0%   35.0%
Other, net..................................................    (2.4)   (2.1)    (.6)
                                                                ----    ----    ----
                                                                32.6%   32.9%   34.4%
                                                                ====    ====    ====

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

7.   ASSETS HELD IN SEPARATE ACCOUNTS
Separate account assets at December 31 were as follows (in thousands):

                                                                   1999          1998
                                                                ----------    ----------
Premium and annuity considerations for the variable annuity
  products and variable universal life products for which
  the contract holder, rather than the Company, bears the
  investment risk...........................................    $5,082,341    $3,707,687
Assets of the separate accounts owned by the Company, at
  fair value................................................        37,811        34,716
                                                                ----------    ----------
                                                                $5,120,152    $3,742,403
                                                                ==========    ==========

8.   REINSURANCE
In the second quarter of 1996, First Fortis Life Insurance Company (First Fortis), an affiliate, received approval from the New York State Insurance Department for a reinsurance agreement with the Company. The agreement, which became effective as of January 1, 1996, decreased First Fortis' long-term disability reinsurance retention from a $10,000 net monthly benefit to a $2,000 net monthly benefit for claims incurred on and after January 1, 1996. The Company has assumed $6,580,000, $5,601,000 and $5,742,000 of premium from First Fortis in 1999, 1998 and 1997, respectively. The Company has assumed $11,047,000, $9,315,000 and $5,452,000 of reserves in 1999, 1998 and 1997, respectively, from First Fortis.

In the fourth quarter of 1999, United Family Life Insurance Company (UFL), an affiliate, received approval from the state of Georgia for a reinsurance agreement with the Company. The agreement, which became effective October 1, 1999, provided for the cession of substantially all of UFL's pre-need life insurance business on a 100% co-insurance basis. The Company assumed approximately $690,806,000 of reserves and received approximately $654,924,000 of cash, investments (primarily fixed maturities and mortgages) and other assets as of October 1, 1999. The $35,882,000 ceding commission was capitalized as an acquisition cost (as described in Note 3). During the period October 1, 1999 to December 31, 1999, the Company assumed $31,523,000 of premium under the contract.

The maximum amount that the Company retains on any one life is $1,000,000 of life insurance including accidental death. Amounts in excess of $1,000,000 are reinsured with other life insurance companies on a yearly renewable term basis.

Ceded reinsurance premiums for the year ended December 31 were as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Life insurance..............................................    $ 6,246    $ 6,983    $ 8,159
Accident and health insurance...............................     17,803     13,862     13,712
                                                                -------    -------    -------
                                                                $24,049    $20,845    $21,871
                                                                =======    =======    =======

Recoveries under reinsurance contracts for the year ended December 31 were as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Life insurance..............................................    $   478    $ 4,549    $ 2,973
Accident and health insurance...............................     13,669      9,465     14,781
                                                                -------    -------    -------
                                                                $14,147    $14,014    $17,754
                                                                =======    =======    =======

Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

9.   DIVIDEND RESTRICTIONS
Dividend distributions to the parent are restricted as to the amount by state regulatory requirements. The Company had $49,286,000 free from such restrictions as of December 31, 1999. Distributions in excess of this amount would require regulatory approval.

10. REGULATORY ACCOUNTING REQUIREMENTS
Statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

In 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification requires adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Minnesota has adopted Codification effective January 1, 2001. Management has not yet determined the impact of Codification to the Company's statutory-basis financial statements.

Insurance enterprises are required by State Insurance Departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows (in thousands):


                                                                                        SHAREHOLDER'S
                                                             NET INCOME                    EQUITY
                                                    -----------------------------   ---------------------
                                                      1999      1998       1997       1999        1998
                                                    --------   -------   --------   ---------   ---------
Based on statutory accounting practices...........  $  9,387   $14,841   $ 62,593   $ 497,858   $ 478,405
Deferred policy acquisition costs.................    54,049    39,782     25,763     430,192     331,938
Investment valuation differences..................       953       745       (497)   (103,361)    100,165
Deferred and uncollected premiums.................    (4,637)      511      2,064     (13,188)     (7,246)
Policy reserves...................................   (20,070)   (7,041)   (19,363)   (127,766)   (156,889)
Commissions.......................................    79,067        --     (3,171)         --          --
Current income taxes payable......................    (8,882)      925      6,450      (9,000)    (10,920)
Deferred income taxes.............................   (18,650)     (417)     6,449      52,467      17,904
Realized gains on investments.....................         9       356        251          --          --
Realized gains (losses) transferred to the
  Interest Maintenance Reserve (IMR), net of
  tax.............................................    (6,163)   22,748      9,644          --          --
Amortization of IMR, net of tax...................    (8,565)   (7,128)    (6,315)         --          --
Write-off of investment...........................                  --    (11,705)         --          --
Pension expense...................................    (1,475)       81     (4,153)     (8,235)     (6,440)
Property and equipment............................        --        --         --         591       5,951
Interest maintenance reserve......................        --        --         --      55,117      68,968
Asset valuation reserve...........................        --        --         --      72,940      90,986
Mortgage loans on real estate.....................        --        --         --          --     (20,141)
Other, net........................................     8,183    (3,521)      (900)      1,937      (7,213)
                                                    --------   -------   --------   ---------   ---------
As reported herein................................  $ 83,206   $61,882   $ 67,110   $ 849,552   $ 885,468
                                                    ========   =======   ========   =========   =========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

11. TRANSACTIONS WITH AFFILIATED COMPANIES
The Company receives various services from Fortis and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment and other administrative functions. The fees paid to Fortis, Inc. for these services for years ended December 31, 1999, 1998 and 1997, were $11,661,000, $13,077,000 and $12,015,000, respectively.
During 1997, Fortis, Inc. began providing information technology services to the Company. Information technology expenses were $59,390,000, $55,910,000 and $28,525,000 for years ended December 31, 1999, 1998 and 1997, respectively.

In conjunction with the marketing of its variable annuity products, the Company paid $79,413,000, $72,638,000 and $72,105,000 in commissions to its affiliate,
Fortis Investors, Inc., for the years ended December 31, 1999, 1998 and 1997, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.

12. FAIR VALUE DISCLOSURES
VALUATION METHODS AND ASSUMPTIONS
The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of policy loans reported in the Balance Sheet approximates fair value. For short-term investments, the carrying amount is a reasonable estimate of fair value. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value. Separate account assets and liabilities are reported at their estimated fair values in the Balance Sheet.

The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                                                          DECEMBER 31, 1999         DECEMBER 31, 1998
                                                       -----------------------   -----------------------
                                                        CARRYING       FAIR       CARRYING       FAIR
                                                         AMOUNT       VALUE        AMOUNT       VALUE
                                                       ----------   ----------   ----------   ----------
                                                                        (IN THOUSANDS)
Assets:
  Investments:
     Securities available-for-sale:
       Fixed maturities..............................  $2,706,372   $2,706,372   $2,402,343   $2,402,343
       Equity securities.............................      85,021       85,021      157,851      157,851
  Mortgage loans on real estate......................     754,514      741,397      610,131      662,984
  Policy loans.......................................      83,439       83,439       74,950       74,950
  Short-term investments.............................     115,527      115,527       31,868       31,868
  Assets held in separate accounts...................   5,120,152    5,120,152    3,742,403    3,742,403
Liabilities:
  Individual and group annuities (subject to
     discretionary withdrawal).......................  $  789,002   $  763,861   $  923,102   $  894,019
  Liabilities related to Separate Accounts...........   5,082,341    5,082,341    3,707,687    3,707,687

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

13. COMMITMENTS AND CONTINGENCIES
The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

14. RETIREMENT AND OTHER EMPLOYEE BENEFITS
The Company is an indirect wholly-owned subsidiary of Fortis, which sponsors a defined benefit pension plan covering employees and certain agents who meet eligibility requirements as to age and length of service. The benefits are based on years of service and career compensation. Fortis Inc.'s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes, and to charge each subsidiary an allocable amount based on its employee census. Pension cost allocated to the Company amounted to approximately $2,225,000, $1,627,000 and $1,594,000 for 1999, 1998 and 1997, respectively.

The Company participates in a contributory profit sharing plan, sponsored by Fortis, covering employees and certain agents who meet eligibility requirements as to age and length of service. Benefits are payable to participants on retirement or disability and to the beneficiaries of participants in the event of death. The first three percent of an employee's contribution is matched 200% by the Company. The amount expensed was approximately $3,711,000, $3,610,000 and $3,926,000 for 1999, 1998 and 1997, respectively.

In addition to retirement benefits, the Company participates in other health care and life insurance benefit plans ("postretirement benefits") for retired employees, sponsored by Fortis. Health care benefits, either through a Fortis sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 15 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993.

There were no net postretirement benefit costs allocated to the Company for the years ended December 31, 1999 and 1998. Costs allocated to the Company for the year ended December 31, 1997 were $304,000, which includes the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The Company made contributions to the plans of approximately $19,000, $(5,200) and $20,000 in 1999, 1998 and 1997, respectively, as claims were incurred.

15. YEAR 2000 (UNAUDITED)
The Company utilizes Fortis and its computer systems to process Company businesses. Fortis created a Year 2000 Project Office which was dedicated to ensuring that all of the systems for Fortis and its subsidiaries and affiliates were ready for year 2000. The estimated total cost of the Fortis Year 2000 Project was approximately $85 million. This cost reflects the total cost to the Fortis U.S. companies (excluding the recent American Bankers Insurance Group acquisition). The cost of the Company's portion is estimated at $26.9 million. Approximately, $11.4 million was expensed by the Company in 1999.

As of December 20, 1999, 100% of the Mission Critical and non-Mission Critical computer system lines of code that had been identified were renovated and tested and were ready for year 2000. Although there have been several minor matters, as of the date of this publication, no significant disruptions resulting from the century date change have been detected in any of the mission critical systems. The Company will continue to monitor the status of and exposure to any potential Year 2000 issues.

APPENDIX A--SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS

The formula which will be used to determine the Market Value Adjustment is:

                 1 + I           n/12
              ------------               - 1
         (    1 + J + .005  )

Sample Calculation 1: Positive Adjustment

Amount withdrawn or transferred                          $10,000
Existing Guarantee Period                                7 years
Time of withdrawal or transfer                           beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                             8%*
Guaranteed Interest Rate for new 5-year guarantee (J)    7%*
Remaining Guarantee Period (N)                           60 months
Market Value Adjustment

                   1 + .08           60/12
$10,000 X       --------------                - 1         = $234.73
           [(   1 + .07 + .005  )                  ]

    Amount transferred or withdrawn (adjusted for Market Value Adjustment):
                                   $10,234.73

Sample Calculation 2: Negative Adjustment

Amount withdrawn or transferred                          $10,000
Existing Guarantee Period                                7 years
Time of withdrawal or transfer                           beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                             8%*
Guaranteed Interest Rate for new 5-year guarantee (J)    9%*
Remaining Guarantee Period (N)                           60 months
Market Value Adjustment:

                   1 + .08           60/12                = --
$10,000 X       --------------                - 1         $666.42
           [(   1 + .09 + .005  )                  ]

    Amount transferred or withdrawn (adjusted for Market Value Adjustment):
                                   $9,333.58

Sample Calculation 3: Negative Adjustment

Amount withdrawn or transferred                          $10,000
Guarantee Period                                         7 years
Time of withdrawal or transfer                           beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)                             8%*
Guaranteed Interest Rate for new 5-year guarantee (J)    7.75%*
Remaining Guarantee Period (N)                           60 months
Market Value Adjustment:

                    1 + .08            60/12
$10,000 X       ----------------                - 1         = $114.94
           [(   1 + .0775 + .005  )                  ]

    Amount transferred or withdrawn (adjusted for Market Value Adjustment):
                                   $9,885.06
------------------------------
* Assumed for illustrative purposes only.

                      (This page left blank intentionally)

APPENDIX B--SAMPLE DEATH BENEFIT CALCULATIONS

                                                                EXAMPLE 1    EXAMPLE 2    EXAMPLE 3
DATE OF DEATH IS THE 3RD CONTRACT ANNIVERSARY                   ---------    ---------    ---------
  a. Purchase Payments Made Prior to Death, accumulated at
     5%                                                          $32,000      $32,000      $32,000
  b. Contract Value on Date of Death                             $20,000      $36,000      $25,000
  c. 1 Year Ratchet Option Value                                 $35,000      $36,000      $31,000
Death Benefit is larger of a, b, and c                           $35,000      $36,000      $32,000

                                                                EXAMPLE 1    EXAMPLE 2    EXAMPLE 3
DATE OF DEATH IS THE 5TH CONTRACT ANNIVERSARY                   ---------    ---------    ---------
  a. Purchase Payments Made Prior to Death, accumulated at
     5%                                                          $34,000      $34,000      $34,000
  b. Contract Value on Date of Death                             $38,000      $38,000      $28,000
  c. 1 Year Ratchet Option Value                                 $38,000      $40,000      $33,000
Death Benefit is larger of a, b, and c                           $38,000      $40,000      $34,000

                                                                EXAMPLE 1    EXAMPLE 2    EXAMPLE 3
DATE OF DEATH IS THE 10TH CONTRACT ANNIVERSARY                  ---------    ---------    ---------
  a. Purchase Payments Made Prior to Death, accumulated at
     5%                                                          $36,000      $36,000      $36,000
  b. Contract Value on Date of Death                             $39,000      $34,000      $31,000
  c. 1 Year Ratchet Option Value                                 $39,000      $37,000      $32,000
Death Benefit is larger of a, b, and c                           $39,000      $37,000      $36,000

                      (This page left blank intentionally)

APPENDIX C--EXPLANATION OF EXPENSE CALCULATIONS

The expense for a given year is calculated by multiplying the projected beginning of the year policy value by the total expense rate. The total expense rate is the sum of the variable account expense rate plus the total portfolio expense rate plus the annual administrative charge rate.

The policy values are projected by assuming a single payment of $1,000 grows at an annual rate equal to 5% reduced by the total expense rate described above.

For example, the 3 year expense for the Growth Stock Series is calculated as follows:


--------------------------------------------------------------------------------
         Total Variable Account Annual Expenses                        1.35%
--------------------------------------------------------------------------------
     +   Total Series Fund Operating Expenses                           .66%
--------------------------------------------------------------------------------
     =   Total Expense Rate                                            2.01%
--------------------------------------------------------------------------------


Year 1 Beginning Policy Value = $1000.00

Year 1 Expense = $1000.00 X .0201 = $20.10



Year 2 Beginning Policy Value = $1029.90


Year 2 Expense = $1029.90 X 0.0201 = $20.70



Year 3 Beginning Policy Value = $1060.69


Year 3 Expense = $1060.69 X .0201 = $21.32


So the cumulative expenses for years 1-3 for the Growth Stock Series are equal to:

     $20.10 + $20.70 + $21.32 = $62.12


If the contract is surrendered, the surrender charge is the surrender charge percentage times the purchase payment minus the 10% free withdrawal amount:

Surrender Charge Percentage X (Initial Premium - 10% Free Withdrawal) = Surrender Charge
     0.06 X ($1000.00 - $100.00) = $54.00


So the total expense if surrendered is $62.12 + $54.00 = $116.12

                      (This page left blank intentionally)

APPENDIX D--PRO RATA ADJUSTMENTS

Pro rata adjustments are made for withdrawals in calculating the death benefit payable under the contract. The benefit is described under the section of this prospectus entitled "Benefit Payable on Death of Contract Owner or Annuitant".

A pro rata adjustment is calculated separately for each withdrawal, creating a decrease in the death benefit proportional to the decrease the withdrawal makes in the contract value. Pro rata adjustments are made for amounts withdrawn for partial surrenders and surrender charges, but not for any contract fee-related surrenders.

Under the death benefit set forth as (2) in "Benefit Payable on Death of Contract Owner or Annuitant", the pro rata adjustment for a given withdrawal is equal to:

     (a) the withdrawn amount, divided by

     (b) the contract value immediately before the amount was withdrawn, the result multiplied by

     (c) the quality equal to:

         (i) the contract value on the anniversary, plus

         (ii) purchase payments made since the anniversary and before withdrawal, minus

        (iii) pro rata adjustments for withdrawals made since the anniversary and before the given withdrawal.

Under the death benefit set forth as (3) in "Benefit Payable on Death of Contract Owner or Annuitant", the pro rata adjustment for a given withdrawal is equal to:

     (a) the withdrawn amount, divided by

     (b) the contract value immediately before the amount was withdrawn, the result multiplied by

     (c) the quantity equal to:

         (i) the "Roll-Up Amount" prior to the withdrawal, plus

         (ii) any purchase payments made on or after the date either the contract owner or Annuitant first reaches his or her 75th birthday and before the given withdrawal, reduced by

        (iii) pro rata adjustments for any withdrawals made on or after the date either the contract owner or Annuitant first reaches his or her 75th birthday and before the given withdrawal.

                               CERTIFICATES UNDER
                            FLEXIBLE PREMIUM DEFERRED
                COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS
                             (MASTERS AND MASTERS +)


                                    Issued by

                        FORTIS BENEFITS INSURANCE COMPANY


                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2000

This Statement of Additional Information is not a Prospectus. It is intended that this Statement of Additional Information be read in conjunction with the Prospectus for certificates under flexible premium deferred combination variable and fixed annuity contracts ("Certificates"), dated May 1, 2000. A copy of the Prospectus may be obtained without charge from Fortis Investors, Inc. 1-800-800-2000, mailing address: P.O. Box 64272, St. Paul, MN 55164. You have the option of receiving benefits under a Certificate through Fortis Benefits' Variable Account D or through Fortis Benefits' Fixed Account.

TABLE OF CONTENTS

Fortis Benefits and the Variable Account......................................2
Calculation of Annuity Payments...............................................2
Postponement of Payments......................................................3
Services......................................................................3
  o Safekeeping of Variable Account Assets....................................3
  o Experts...................................................................4
  o Principal Underwriter ....................................................4
Limitation on Allocations.....................................................4
Taxation Under Certain Retirement Plans.......................................4
Withholding...................................................................8
Other Information.............................................................9
Variable Account Financial Statements.........................................9
Appendix A -- Performance Information.......................................A-1


In order to supplement the description in the Prospectus, the following provides additional information about the Certificates and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading "Special Terms Used in This Prospectus."

FORTIS BENEFITS AND THE VARIABLE ACCOUNT

Fortis Benefits Insurance Company, the issuer of the Certificates, is a Minnesota corporation qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York. Fortis Benefits is a wholly-owned subsidiary of Interfinancial, Inc., a stock company organized under the laws of Georgia, which itself is a wholly-owned subsidiary of Fortis, Inc. Fortis, Inc. is a corporation based in New York, which manages the United States operations of Fortis (NL) N.V. and Fortis (B).

Fortis (NL) N.V. has been in business since 1847 and is a publicly-traded, multi-national insurance, real estate, and financial services group headquartered in The Netherlands. It is one of the largest holding companies in Europe, with subsidiary companies in twelve countries on four continents. Fortis
(NL) N.V. is the third largest insurance company in the Netherlands.


Fortis (B) is a multi-national insurance, real estate and financial services firm that has been in business since 1824. It has subsidiary companies in eight countries. Fortis (B) is one of the largest life insurance companies in Belgium. Fortis (NL) N.V. and Fortis (B) have combined assets of approximately
$406 billion.


The assets allocated to the Variable Account are the exclusive property of Fortis Benefits. Registration of the Variable Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Variable Account or of Fortis Benefits by the Securities and Exchange Commission. Fortis Benefits may accumulate in the Variable Account proceeds from charges under the Contracts and other amounts in excess of the Variable Account assets representing reserves and liabilities under Certificates and other variable annuity contracts issued by Fortis Benefits. Fortis Benefits may from time to time transfer to its General Account any of such excess amounts.

Best's Insurance Reports has assigned Fortis Benefits a rating of A (Excellent) for financial position and operating performance. Fortis Benefits has a rating of AA- from Standard & Poor's. As defined by Standard & Poor's, insurers rated AA- offer "very strong financial strength." These ratings represent such rating agencies' independent opinion of Fortis Benefits' financial strength and ability to meet policy holder obligations, but have no relevance to the performance and quality of the assets in Subaccounts of the Variable Account.

CALCULATION OF ANNUITY PAYMENTS

FIXED ANNUITY OPTION

The amount of each annuity payment under a Fixed Annuity Option is fixed and guaranteed by Fortis Benefits. Monthly fixed annuity payments will start as of the end of the Valuation Period that contains the Annuity Commencement Date. At that time, the Certificate Value, after any Market Value Adjustment, is computed and that portion of the Certificate Value which will be applied to the Fixed Annuity Option selected is determined. The amount of the first monthly payment under the Fixed Annuity Option selected will be at least as large as would result from using the annuity tables contained in the Certificate to apply such amount of Certificate Value to the annuity form selected. The dollar amounts of any fixed annuity payments after the first are specified during the entire period of annuity payments according to the provisions of the annuity form selected.

VARIABLE ANNUITY OPTION

Annuity Units. To the extent a Variable Annuity Option has been selected, we convert the Accumulation Units for each Subaccount of the Variable Account into Annuity Units for each Subaccount at their values determined as of the end of the Valuation Period which contains the Annuity Commencement Date. As of such time, any Fixed Account Value to be applied to a Variable Annuity Option is also converted, after any Market Value Adjustment, to Annuity Units in the Subaccounts selected based on the then-current Annuity Unit value. The initial number of Annuity Units in each Subaccount is determined by dividing the amount of the initial monthly variable annuity payment (see "Variable Annuity Option -- Variable Annuity Payments," below) allocable to that Subaccount by the value of one Annuity Unit in that Subaccount as of the time of the conversion. The number of Annuity Units for each Subaccount will remain constant, as long as an annuity remains in force and the allocation among the Subaccounts has not changed.

The value of each Subaccount's Annuity Units will vary to reflect the investment experience of the Subaccount as well as charges deducted from the Subaccount. The value of each Subaccount's Annuity Units is equal to the prior value of the Subaccount's Annuity Units multiplied by the net investment factor for that Subaccount (discussed in the Prospectus under "Certificate Value") for the Valuation Period ending on that Valuation Date, with an offset for the 4% assumed interest rate used in the annuity tables of the Certificate.

Variable Annuity Payments. Variable annuity payments start at the end of the Valuation Period that contains the Annuity Commencement Date, and will vary in amount as the related Annuity Unit values vary. The amount of the first monthly payment is shown on the annuity tables contained in the Certificate for each $1,000 of Certificate Value applied to the Variable Annuity Option selected as of the end of such Valuation Period. The first variable annuity payment is, in effect, allocated among the Subaccounts in the same proportion as the Certificate Value is allocated among the Subaccounts upon commencement of annuity payments.

Payments after the first will vary in amount and are determined on the first Valuation Date of each subsequent monthly period. If the monthly payment under the annuity form selected is based on the value of Annuity Units of a single Subaccount, the monthly payment is found by multiplying the number of the Certificate's Annuity Units for the Subaccount by the Annuity Unit value of such Subaccount as of the first Valuation Date in each monthly period following the Annuity Commencement Date. If the monthly payment under the Variable Annuity Option selected is based upon the value of Annuity Units in more than one Subaccount, this is repeated for each applicable Subaccount. The sum of these payments is the variable annuity payment.

GENDER OF ANNUITANT

The amount of each annuity payment ordinarily will be higher for a male Annuitant than for a female Annuitant with an otherwise identical Certificate. This is because, statistically, females tend to have longer life expectancies than males. However, there will be no differences between male and female Annuitants in any jurisdiction, including Montana, where such differences are not permitted. We will also make available Certificates with no such differences in connection with certain employer-sponsored benefit plans. Employers should be aware that, under most such plans, Certificates that make distinctions based on gender are prohibited by law.

POSTPONEMENT OF PAYMENTS

With respect to amounts in the Subaccounts of the Variable Account, payment of any amount due upon a total or partial surrender, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received by Fortis Benefits at its Home Office. However, Fortis Benefits may defer the determination, application or payment of any death benefit, transfer, partial or total surrender or annuity payment, to the extent dependent on Accumulation or Annuity Unit Values, for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which any emergency exists as a result of which it is not reasonably practicable for Fortis Benefits to determine the investment experience for the Certificate, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors.

SERVICES

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

Title to the assets of the Variable Account is held by Fortis Benefits. The assets of the Variable Account are kept segregated and held separate and apart from Fortis Benefits' other assets. Fortis Advisers, Inc., an affiliate of Fortis

Benefits, maintains records of all purchases and redemptions of shares of Fortis Series Fund, Inc. held by each of the Subaccounts of the Variable Account.

EXPERTS

The financial statements of Fortis Benefits Insurance Company at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the statements of net assets of Fortis Benefits Insurance Company Variable Account D at December 31, 1999 and the related statements of changes in net assets for each of the two years in the period ended December 31, 1999, appearing in the Prospectus, this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such authority as experts in accounting and auditing.

PRINCIPAL UNDERWRITER

Fortis Investors, Inc. ("Fortis Investors"), the principal underwriter of the Certificates, is a Minnesota corporation and a member of the Securities Investors Protection Corporation. The offering of the Certificates is continuous, and Fortis Investors does not anticipate discontinuing the offering of the Certificates, although it reserves the right to do so. Certificates generally will be issued for Participants from ages zero to ninety in all states except New York.

LIMITATIONS ON ALLOCATIONS

Under the Certificate, Fortis Benefits reserves the right to control the amount of any assets in any investment alternative. Pursuant to this authority, Fortis Benefits has established the following administrative procedures for the protection of the interests of all investors participating in Fortis Series'
Portfolios: a Participant may not invest, allocate, transfer or exchange Certificate Value into any Subaccount if the value allocated to the Subaccount under the Certificate (and under any other insurance or annuity contracts directly or indirectly controlled by the same person, jointly or individually) would immediately thereafter equal 25% or more of the related Fortis Series Portfolio's net assets. Fortis Benefits reserves the right to modify these procedures at any time.

TAXATION UNDER CERTAIN RETIREMENT PLANS

Federal income tax information concerning the purchase of Certificates for specific types of retirement plans is set forth below. You should also refer to "Federal Tax Matters" in the Prospectus. The tax information provided is not comprehensive, and you should consult a qualified tax adviser before taking any action in connection with a retirement plan.

SECTION 403(B) ANNUITIES FOR EMPLOYEES OF CERTAIN TAX-EXEMPT ORGANIZATIONS OR PUBLIC EDUCATIONAL INSTITUTIONS

Purchase Payments. Under Section 403(b) of the Internal Revenue Code ("Code"), payments made by certain employers (i.e., tax-exempt organizations meeting the requirements of Section 501(c)(3) of the Code, or public educational institutions) to purchase Certificates for their employees are excludible from the gross income of employees to the extent that such aggregate purchase payments do not exceed certain limitations prescribed by the Code. This is the case whether the purchase payments are a result of voluntary salary reduction amounts or employer contributions. Salary reduction payments are, however, subject to FICA (social security) taxes.

Taxation of Distributions. Distributions from a Section 403(b) tax-deferred annuity are taxed as ordinary income to the recipient as described under "Federal Tax Matters" in the Prospectus. Taxable distributions received before the employee attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following the employee's death, disability, separation from service after age 55, separation from service at any age if the distribution is in the form of an annuity for the life (or life expectancy) of the employee (or the employee and Beneficiary) and distributions not in excess of deductible medical expenses. In addition, no distributions of voluntary salary reduction amounts will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)

Required Distributions. Generally, distributions from Section 403(b) annuities must commence not later than April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2, and such distributions must be made over a period that does not exceed the life expectancy of the employee (or the employee and Beneficiary). A penalty tax of 50% would be imposed on any amount by which the minimum required distribution in any year exceeded the amount actually distributed in that year. In addition, in the event that the employee dies before his or her entire interest in the Certificate has been distributed, the employee's entire interest must be distributed in accordance with rules similar to those applicable upon the death of the Participant or Payee in the case of a Non-Qualified Certificate, as described in the Prospectus. Certain of these and other provisions are incorporated in a special endorsement attached to Certificates that are intended to qualify under Section 403(b), and reference should be made to that endorsement for its complete terms.

Tax-Free Exchanges and Rollovers. The Code provides for the tax-free transfer of one Section 403(b) annuity for another Section 403(b) annuity, and the IRS has ruled (Revenue Ruling 90-24) that amounts transferred may qualify as tax-free transfers under certain circumstances. In addition, Section 403(b)(8) of the code permits tax-free rollovers from Section 403(b) programs to individual retirement annuities or other Section 403(b) programs under certain circumstances.

SECTION 401 QUALIFIED PENSION, PROFIT-SHARING OR ANNUITY PLANS

Purchase Payments. Subject to certain limitations prescribed by the Code, purchase payments made by an employer (or a self-employed individual) under a pension, profit-sharing or annuity plan qualified under Section 401 or Section 403(a) of the Code are generally deductible by the employer and excluded from the taxable income of the employee for federal income tax purposes, whether made under a salary reduction agreement or directly by employer contributions. Salary reduction payments are, however, subject to FICA (social security) taxes. Purchase payments made directly by an employee generally are made on an after-tax basis.

Taxation of Distributions. Distributions from Certificates purchased under these qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions, as described under "Federal Tax Matters -- Qualified Plans," in the Prospectus. However, if an employee or other payee receives a "lump sum" distribution, as defined in the Code, from an exempt employees' trust, the taxable portion of the distribution may be subject to special tax treatment. For most individuals receiving lump sum distributions after attaining age 59 1/2, the rate of tax may be determined under a special 5-year income averaging provision. Those who attained age 50 by January 1, 1986 may instead elect to use a 10-year income averaging provision based on the income tax rates in effect for 1986. Taxable distributions received prior to attainment of age 59 1/2 under a Certificate purchased under a qualified plan are subject to the same 10% penalty tax (and the same exceptions) as described above with respect to Section 403(b) annuities.

Required Distributions. The minimum distribution requirements for these qualified plans are generally the same as described above with respect to
Section 403(b) annuities.

Tax-Free Rollovers. If, within 60 days of receipt, an employee who receives a single sum distribution transfers all of the taxable amount received to another plan qualified under Section 401 or 403(a), or to an individual retirement account or annuity as provided for under the Code, the transferred amount will not be taxed in the year of distribution. Certain "partial" distributions may also qualify for tax-free rollover treatment, but only if transferred to an individual retirement account or annuity. However, income tax may be withheld from the distribution unless the distribution is transferred directly from the qualified plan to the individual retirement account or individual retirement annuity.

INDIVIDUAL  RETIREMENT ANNUITIES

Purchase Payments. Individuals may make contributions for individual retirement annuity ("IRA") Contracts. Deductible contributions for any year may be made up to the lesser of $2,000 or 100% of compensation for individuals who (1) are not (and whose spouses are not) active participants in another retirement plan, (2) are unmarried and have adjusted gross income of $25,000 or less, or (3) are married and have adjusted gross income of $40,000 or less. An individual may also establish an IRA for his or her spouse if they file a joint return for the taxable year and his or her spouse earns less than the individual does for that year. The annual purchase payments for both spouses' Contracts cannot exceed the lesser of $4,000 or 100% of the couple's combined earned income, and no more than $2,000 may be contributed to either spouse's IRA for any year. Individuals who are active participants in other retirement plans and whose adjusted gross income (with certain special adjustment) exceed the cut-off point ($25,000 for unmarried, $40,000 for married persons filing jointly, and $0 for married persons filing a separate return) by less than $10,000 are entitled to make deductible IRA contributions in proportionately reduced amounts. For example, a married individual who is an active participant in another retirement plan and files a separate tax return is entitled to a partial IRA deduction if the individual's adjusted gross income is less than $10,000 and no IRA deduction if his or her adjusted gross income is equal to or greater than $10,000.

An individual may make non-deductible IRA contributions to the extent of (1) the lesser of $2,000 ($4,000 in the case of a spousal IRA) or 100% of compensation over (2) the IRA deductible contribution made with respect to the individual.

An individual may not make any contributions to his/her own IRA for the year in which he/she reaches age 70 1/2 or for any year thereafter. Contributions to a spouse's IRA may not be made for any year in which that spouse reaches age 70 1/2 or for any year thereafter.

Taxation of Distributions. Distributions from IRA Contracts are taxed as ordinary income to the recipient, although special rules exist for the tax-free return of non-deductible contributions. In addition, taxable distributions received under an IRA Contract prior to age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are exempted from this penalty tax including distributions following the owner's death or disability or distribution in the form of an annuity for the life (or life expectancy) of the owner (or the owner and beneficiary), or distributions not in excess of deductible medical expenses or certain distributions to pay health insurance premiums after an extended period of unemployment.

Required Distributions. The minimum distribution requirements for IRAs are generally the same as described above with respect to Section 403(b) annuities. Certain of these and other provisions are incorporated in a special endorsement attached to IRA Certificates, and reference should be made to that endorsement for its complete terms.

Tax-Free Rollovers. The Code permits funds to be transferred in a tax-free rollover from a qualified employer pension, profit-sharing, annuity, bond purchase or tax-deferred annuity plan to an IRA Certificate if certain conditions are met, and if the rollover of assets is completed within 60 days after the distribution from the qualified plan is received. In addition, not more frequently than once every twelve months, amounts may be rolled over tax-free from one IRA to another, subject to the 60-day limitation and other requirements. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA custodians or trustees.

SIMPLIFIED EMPLOYEE PENSION PLANS

Purchase Payments. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan (SEP). Employer contributions to a SEP cannot exceed the lesser of $24,000 or 15% of the employee's earned income. Employees of certain small employers may have contributions made to a special kind of SEP (SARSEP) on their behalf on a salary reduction basis if the SARSEP plan was in effect on December 31, 1996. These salary reduction contributions may not exceed $10,500 in 2000, which is indexed for inflation. Employees of tax-exempt organizations and state or local government agencies have never been eligible for the salary reduction type of SEP.

Taxation of Distributions. Generally, distribution payments from SEPs are subject to the same distribution rules described above for IRAs.

Required Distributions. SEP distributions are subject to the same minimum required distribution rules described above for IRAs.

Tax-Free Rollovers. Generally, rollovers and direct transfers may be made to and from SEPs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers to other IRAs, excluding SIMPLE IRAs are also possible. Special rules apply if the rollover is from a SARSEP IRA.

SECTION 408(P) SIMPLE IRA PLANS

Purchase Payments: Under Section 408(p) of the Code, small employers may establish a type of IRA plan referred to as a Savings Incentive Match Plan for Employees (SIMPLE Plan). An employee may contribute annually through his or her employer a pre-tax salary reduction contribution not to exceed the lesser of $6,000 or 100% of compensation. The employer must annually either (1) match the employee contribution dollar for dollar up to 3% of pay, or (2) make a 2% of pay contribution for each eligible employee regardless of whether the employee makes any salary reduction contribution. In two out of every five years, the employer has the option to reduce the matching contribution as low as 1% of pay but advance notice must be provided to employees.

Taxation of Distributions: Generally, distributions from SIMPLE IRA Plans are subject to the same distribution rules described above for IRAs. However, if an individual withdraws any amount from his SIMPLE IRA Plan within the first two years of his or her commencement of participation in the employer's SIMPLE IRA Plan, the 10% penalty tax for premature distribution, if such tax applies, will be increased to 25%.

Required Distributions: SIMPLE distributions are subject to the same minimum distribution rules described above for IRAs.

Tax-Free Rollovers: Generally, rollovers and direct transfers may be made to and from SIMPLE IRAs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers or transfers to other IRAs, other than SIMPLE IRAs, are also possible but only after the second anniversary of commencement of participation in the employer's SIMPLE IRA Plan.

SECTION 457 UNFUNDED DEFERRED COMPENSATION PLANS OF PUBLIC EMPLOYERS AND TAX-EXEMPT ORGANIZATIONS

Purchase Payments. Under Section 457 of the Code, all individuals who perform services for a state or local government or governmental agency may participate in a deferred compensation program. Other tax-exempt employers may establish unfunded deferred compensation plans under Section 457 for employees and/or independent contractors.

Though not actually a qualified plan as that term is normally used, this type of program allows individuals to defer the receipt of compensation that otherwise would be currently payable and therefore to defer the payment of federal income taxes on such amounts. Assuming that the program meets the requirements to be considered an eligible deferred compensation plan (an "EDCP"), an individual may contribute (and thereby defer from current income for tax purposes) the lesser of $7,500 or 33-1/3% of the individual's includible compensation. (Includible compensation means compensation from the employer which would be currently includible in gross income for federal tax purposes.) In addition, during the last three years before an individual attains normal retirement age, additional "catch-up" deferrals are permitted.

The amounts which are deferred may be used by the employer to purchase the Certificates offered by this Prospectus. The Certificate is owned by the employer and is subject to the claims of the employer's creditors. The employee has no rights or interest in the Certificate and is entitled only to payment in accordance with the EDCP provisions.

Taxation of Distributions. Amounts received by an individual from an EDCP are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

Distributions Before Separation from Service. Distributions generally are not permitted under an EDCP prior to separation from service or reaching age 70 1/2, except in cases of severe financial hardship. Hardship distributions are includible in the gross income of the individual in the year in which paid.

Required Distributions. The distribution requirements for these qualified plans are generally the same as described above with respect to Section 403(b) annuities. However, if distributions do not commence before the employee's death, the entire interest in the Certificate must be distributed within 15 years if the beneficiary is not the employee's surviving spouse.

Tax-Free Transfers. The Code permits the tax-free direct transfer of EDCP amounts to another EDCP, subject to certain conditions. Any transfer must be with employer consent

PRIVATE EMPLOYER UNFUNDED DEFERRED COMPENSATION PLANS

Purchase Payments. Private taxable employers may establish unfunded, non-qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of tax-exempt employers entered into prior August 16, 1986, and not subsequently modified, are also subject to the rules for private taxable employer deferred compensation plans discussed below. (Unfunded deferred compensation plans of other tax-exempt employers are generally subject to the requirements of Section 457.)

These types of programs allow individuals to defer receipt of up to 100% of compensation which would otherwise be includible in income and therefore to defer the payment of federal income taxes on such amounts. Purchase payments made by the employer, however are not immediately deductible by the employer, and the employer is currently taxed on any increase in Certificate Value.

Deferred compensation plans represent a contractual promise on the part of the employer to pay current compensation at some future time. The Certificate is owned by the employer and is subject to the claims of the employer's creditors. The individual has no right or interest in the Certificate and is entitled only to payment from the employer's general assets in accordance with plan provisions.

Taxation of Distributions. Amounts received by an individual from a private employer deferred compensation plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

WITHHOLDING

Annuity payments and other amounts received under Certificates are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States and, with respect to certain distributions from certain types of qualified retirement plans, unless the proceeds are transferred directly to another qualified retirement plan. Moreover, special "backup withholding" rules may require Fortis Benefits to disregard the recipient's election if the recipient fails to supply Fortis Benefits with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies Fortis Benefits that the TIN provided by the recipient is incorrect.

OTHER INFORMATION

Fortis Benefits relies upon an SEC No-action letter dated December 22, 1988 providing relief from certain restrictions provided in the Investment Company Act of 1940 relative to restrictions on redemptions and it complies with its conditions.

VARIABLE ACCOUNT FINANCIAL STATEMENTS

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying balance sheets of Fortis Benefits Insurance Company, an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V., as of December 31, 1999 and 1998, and the related statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortis Benefits Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                          [/s/ ERNST & YOUNG]

February 17, 2000

Minneapolis, Minnesota

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                      DECEMBER 31
                                                                ------------------------
                                                                   1999          1998
                                                                ----------    ----------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost
     1999--$2,802,697; 1998--$2,315,904)....................    $2,706,372    $2,402,343
  Equity securities, at fair value (cost 1999--$81,554;
     1998--$141,947)........................................        85,021       157,851
  Mortgage loans on real estate, less allowance for possible
     losses (1999 and 1998--$11,085)........................       754,514       610,131
  Policy loans..............................................        83,439        74,950
  Short-term investments....................................       115,527        31,868
  Real estate and other investments.........................        47,502        36,156
                                                                ----------    ----------
                                                                 3,792,375     3,313,299
Cash and cash equivalents...................................        18,670           668
Receivables:
  Uncollected premiums......................................        62,938        61,883
  Reinsurance recoverable on unpaid and paid losses.........        23,471        14,853
  Other.....................................................        19,406        17,641
                                                                ----------    ----------
                                                                   105,815        94,377
Accrued investment income...................................        55,464        42,831
Deferred policy acquisition costs...........................       430,192       331,938
Property and equipment at cost, less accumulated
  depreciation..............................................        25,118        30,712
Deferred federal income taxes...............................        52,467        17,904
Other assets................................................         1,582         3,923
Due from affiliates.........................................         8,304            --
Assets held in separate accounts............................     5,120,152     3,742,403
                                                                ----------    ----------
Total assets................................................    $9,610,139    $7,578,055
                                                                ==========    ==========

BALANCE SHEETS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)
(IN THOUSANDS, EXCEPT SHARE DATA)

                                                                      DECEMBER 31
                                                                ------------------------
                                                                   1999          1998
                                                                ----------    ----------
POLICY RESERVES, LIABILITIES AND SHAREHOLDER'S EQUITY
Policy reserves and liabilities:
  Future policy benefit reserves:
     Traditional and pre-need life insurance................    $1,106,269    $  450,776
     Interest sensitive and investment products.............     1,147,657     1,238,125
     Accident and health....................................       940,865       861,334
                                                                ----------    ----------
                                                                 3,194,791     2,550,235
  Unearned revenues.........................................        28,673        13,393
  Other policy claims and benefits payable..................       265,486       255,350
  Policyholder dividends payable............................         7,939         8,189
                                                                ----------    ----------
                                                                 3,496,889     2,827,167
  Accrued expenses..........................................        59,409        57,860
  Current income taxes payable..............................         1,838         4,168
  Other liabilities.........................................       120,110        86,226
  Due to affiliates.........................................            --         9,479
  Liabilities related to separate accounts..................     5,082,341     3,707,687
                                                                ----------    ----------
Total policy reserves and liabilities.......................     8,760,587     6,692,587
Commitments and contingencies
Shareholder's equity:
  Common Stock, $5 par value:
     Authorized, issued and outstanding shares--1,000,000...         5,000         5,000
  Additional paid-in capital................................       468,000       468,000
  Retained earnings.........................................       427,811       344,605
  Accumulated other comprehensive (loss) income.............       (51,259)       67,863
                                                                ----------    ----------
Total shareholder's equity..................................       849,552       885,468
                                                                ----------    ----------
Total policy reserves, liabilities and shareholder's
  equity....................................................    $9,610,139    $7,578,055
                                                                ==========    ==========

                            See accompanying notes.

STATEMENTS OF INCOME
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                        YEAR ENDED DECEMBER 31
                                                                --------------------------------------
                                                                   1999          1998          1997
                                                                ----------    ----------    ----------
REVENUES
Insurance operations:
  Traditional life insurance premiums.......................    $  301,377    $  260,567    $  269,540
  Interest sensitive and investment product policy
     charges................................................        99,047        85,551        77,429
  Accident and health insurance premiums....................     1,002,867       953,652       891,037
                                                                ----------    ----------    ----------
                                                                 1,403,291     1,299,770     1,238,006
Net investment income.......................................       238,698       234,043       228,724
Net realized gains on investments...........................        25,962        52,404        41,101
Other income................................................        53,848        44,671        36,458
                                                                ----------    ----------    ----------
Total revenues..............................................     1,721,799     1,630,888     1,544,289
BENEFITS AND EXPENSES
Benefits to policyholders:
  Traditional life insurance................................       218,993       189,337       204,497
  Interest sensitive investment products....................        93,668        96,178       103,077
  Accident and health claims................................       812,149       798,036       707,113
                                                                ----------    ----------    ----------
                                                                 1,124,810     1,083,551     1,014,687
Policyholder dividends......................................         3,114         3,486         2,935
Amortization of deferred policy acquisition costs...........        43,078        33,365        43,931
Insurance commissions.......................................       124,601       118,710       107,378
General and administrative expenses.........................       302,663       299,492       273,128
                                                                ----------    ----------    ----------
Total benefits and expenses.................................     1,598,266     1,538,604     1,442,059
                                                                ----------    ----------    ----------
Income before federal income taxes..........................       123,533        92,284       102,230
Federal income taxes........................................        40,327        30,402        35,120
                                                                ----------    ----------    ----------
Net income..................................................    $   83,206    $   61,882    $   67,110
                                                                ==========    ==========    ==========

                            See accompanying notes.

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)


                                                                                          ACCUMULATED
                                                                 ADDITIONAL                  OTHER
                                                        COMMON    PAID-IN     RETAINED   COMPREHENSIVE
                                              TOTAL     STOCK     CAPITAL     EARNINGS   (LOSS) INCOME
                                            ---------   ------   ----------   --------   -------------
Balance, January 1, 1997..................  $ 780,673   $5,000    $468,000    $265,613     $  42,060
  Comprehensive income:
     Net income...........................     67,110      --           --      67,110            --
     Change in unrealized gains (losses)
       on investments, net................     32,323      --           --          --        32,323
                                            ---------
  Total Comprehensive income..............     99,433
                                            ---------   ------    --------    --------     ---------
Balance, December 31, 1997................    880,106   5,000      468,000     332,723        74,383
  Comprehensive income:
     Net income...........................     61,882      --           --      61,882            --
     Change in unrealized gains (losses)
       on investments, net................     (6,520)     --           --          --        (6,520)
                                            ---------
  Total Comprehensive income..............     55,362
  Dividend................................    (50,000)     --           --     (50,000)           --
                                            ---------   ------    --------    --------     ---------
Balance, December 31, 1998................    885,468   5,000      468,000     344,605        67,863
  Comprehensive income:
     Net income...........................     83,206      --           --      83,206            --
     Change in unrealized gains (losses)
       on investments, net................   (119,122)     --           --          --      (119,122)
                                            ---------
  Total Comprehensive income..............    (35,916)
                                            ---------   ------    --------    --------     ---------
Balance, December 31, 1999................  $ 849,552   $5,000    $468,000    $427,811     $ (51,259)
                                            =========   ======    ========    ========     =========


                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

                                                                      YEAR ENDED DECEMBER 31
                                                             -----------------------------------------
                                                                1999           1998           1997
                                                             -----------    -----------    -----------
OPERATING ACTIVITIES
Net income...............................................    $    83,206    $    61,882    $    67,110
Adjustments to reconcile net income to net cash provided
  by operating activities:
     Increase (decrease) in future policy benefit
       reserves for traditional, interest sensitive and
       accident and health policies......................         97,931        106,135         (2,496)
     Increase (decrease) in other policy claims and
       benefits and policyholder dividends payable.......          5,012         (2,514)        68,070
     Provision for deferred federal income taxes.........         29,454            417         (6,449)
     Decrease in income taxes payable....................         (2,330)        (6,381)        (6,875)
     Amortization of deferred policy acquisition costs...         43,078         33,365         43,931
     Policy acquisition costs deferred...................        (96,308)       (73,147)       (69,694)
     Provision for mortgage loan losses..................             --             --          1,388
     Provision for depreciation..........................         12,807         12,409         14,351
     Write-off of investment.............................             --             --          3,000
     Amortization of investment (discounts) premiums,
       net...............................................          1,930         (3,200)          (466)
     Change in receivables, accrued investment income,
       unearned premiums, accrued expenses and other
       liabilities.......................................         27,227         (4,455)        (2,720)
     Net realized gains on sold investments..............        (25,962)       (52,404)       (41,101)
     Other...............................................             --            169        (12,496)
                                                             -----------    -----------    -----------
Net cash provided by operating activities................        176,045         72,276         55,553
INVESTING ACTIVITIES
Purchases of fixed maturity investments..................     (1,654,104)    (2,380,511)    (3,611,770)
Sales and repayments of fixed maturity investments.......      1,675,488      2,428,207      3,378,898
(Increase) decrease in short-term investments............        (83,659)        38,669        112,280
Purchases of other investments...........................       (305,889)      (408,998)      (209,771)
Sales of other investments...............................        353,267        352,873        205,084
Purchases of property and equipment......................         (7,213)          (356)        (4,242)
Cash received pursuant to reinsurance assumption
  agreement..............................................          3,374             --             --
Other....................................................             --             --           (617)
                                                             -----------    -----------    -----------
Net cash (used in) provided by investing activities......        (18,736)        29,884       (130,138)
FINANCING ACTIVITIES
Activities related to investment products:
  Considerations received................................        237,375        215,693        200,760
  Surrenders and death benefits..........................       (416,537)      (326,457)      (190,361)
  Interest credited to policyholders.....................         39,855         49,371         53,613
Dividend.................................................             --        (50,000)            --
                                                             -----------    -----------    -----------
Net cash (used in) provided by financing activities......       (139,307)      (111,393)        64,012
Increase (decrease) in cash and cash equivalents.........         18,002         (9,233)       (10,573)
Cash and cash equivalents at beginning of year...........            668          9,901         20,474
                                                             -----------    -----------    -----------
Cash and cash equivalents at end of year.................    $    18,670    $       668    $     9,901
                                                             ===========    ===========    ===========

                            See accompanying notes.

STATEMENTS OF CASH FLOWS
FORTIS BENEFITS INSURANCE COMPANY
(IN THOUSANDS)

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES
Assets and liabilities transferred in reinsurance transactions (Note 8):

Non-Cash Assets Received:
  Fixed maturities..........................................    $ 517,091
  Other Investments.........................................      121,696
  Other Assets..............................................       12,763
  Deferred Acquisition Costs................................       35,882
                                                                ---------
Total value of assets received..............................    $ 687,432
                                                                =========
Non-Cash Liabilities Assumed:
  Future policy benefit reserves............................    $(685,932)
  Claim reserves............................................       (4,874)
                                                                ---------
Total Liabilities Assumed...................................    $(690,806)
                                                                =========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
NATURE OF OPERATIONS
Fortis Benefits Insurance Company (the Company) is an indirect wholly-owned subsidiary of Fortis, Inc. (Fortis), which itself is an indirect, wholly-owned subsidiary of Fortis (B) and Fortis (NL) N.V. The Company is incorporated in Minnesota and distributes its products in all states except New York. The Company's revenues are derived principally from group employee benefits products and from individual life and annuity products.

Effective October 1, 1999, the Company assumed pre-need life insurance business from an affiliate on a 100% co-insurance basis. These life insurance and annuity products are marketed in connection with the advance funding of funeral expenses. (See Note 8 "Reinsurance" for more information on this reinsurance transaction.)

BASIS OF STATEMENT PRESENTATION
During 1998, the Company adopted Statement of Financial Accounting Standards Board (SFAS) 130, Reporting Comprehensive Income. SFAS 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this SFAS had no impact on the Company's net income or shareholder's equity. SFAS 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to adoption were reported separately in shareholder's equity, to be included in other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of SFAS 130.

Effective January 1, 1999, the Company adopted SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 requires the estimation and recording of certain insurance-related assessments. Because the Company previously recorded insurance-related assessments on this basis, the adoption of SOP 97-3 had no impact on the results of operations or financial position.

In June 1999, the Financial Accounting Standards Board issued SFAS 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FAS 133", which deferred to January 1, 2001 the effective date of the accounting and reporting requirements of SFAS 133. SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. The adoption of SFAS 133 is not expected to have a material effect on the Company's results of operations or financial position.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company follows accounting principles generally accepted in the United States which differ in certain respects from statutory accounting practices prescribed or permitted by regulatory authorities. The more significant of these principles are set forth below:

REVENUE RECOGNITION AND FUTURE POLICY BENEFIT RESERVES
Premiums for traditional life insurance and pre-need life products are recognized as revenues when due over the premium-paying period. Reserves for future policy benefits are computed using the net level method and include investment yield, mortality, withdrawal, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible unfavorable deviations.

Revenues for interest sensitive and investment products consist of charges assessed against policy account balances during the period for the cost of insurance, policy administration, and surrender charges. Future policy benefit reserves are computed under the retrospective deposit method and consist of policy account balances before applicable surrender charges. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. Interest crediting rates for universal life and investment products ranged from 3.5% to 12% in 1999, and 2.5% to 8.75% in 1998 and 1997.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)
A portion of the Company's pre-need life products provide an increasing future benefit tied typically to the U.S. Consumer Price Index or a targeted growth rate established at management's discretion. All pre-need life products that have death benefit increases made at management's discretion are accounted for as interest-sensitive life products.

Premiums for accident and health insurance products, including medical, long and short-term disability and dental insurance products, are recognized as revenues ratably over the contract period in proportion to the risk insured. Reserves for future disability benefits are based on the 1987 Commissioners Group Disability Table. The valuation interest rate is the Single Premium Immediate Annuity valuation rate less 100 basis points. Claims in the first five years' are modified based on the Company's actual experience.

CLAIMS AND BENEFITS PAYABLE
Other policy claims and benefits payable for reported and incurred but not reported claims and related claims adjustment expenses are determined using case-basis estimates and past experience. The methods of making such estimates and establishing the related liabilities are continually reviewed and updated. Any adjustments resulting therefrom are reflected in income currently.

DEFERRED POLICY ACQUISITION COSTS
The costs of acquiring new business, which vary with and are directly related to the production of new business, are deferred to the extent recoverable and amortized. For traditional and pre-need life insurance and long-term care products (included as accident and health products), such costs are amortized over the premium paying period. For interest sensitive and investment products, such costs are amortized in relation to expected future gross profits. Estimation of future gross profits requires significant management judgment and are reviewed periodically. As excess amounts of deferred costs over future premiums or gross profits are identified, such excess amounts are expensed.

INVESTMENTS
The Company's investment strategy is developed based on many factors including insurance liability matching, rate of return, maturity, credit risk, tax considerations and regulatory requirements.

All fixed maturity investments and all marketable equity securities are classified as available-for-sale and carried at fair value.

Changes in fair values of available for sale securities, after related deferred income taxes and after adjustment for the changes in the pattern of amortization of deferred policy acquisition costs and participating policyholder dividends, are reported directly in shareholder's equity as accumulated other comprehensive income and, accordingly, have no effect on net income. The unrealized appreciation or depreciation is net of deferred policy acquisition cost amortization and taxes that would have been required as a charge or credit to income had such unrealized amounts been realized.

Mortgage loans constitute first liens on commercial real estate and other income producing properties. The insurance statutes in Minnesota generally require that the initial principal loaned not exceed 80% of the appraised value of the property securing the loan. The Company's policy fully complies with this statute. Mortgage loans on real estate are reported at amortized cost, less allowance for possible losses. The change in the allowance for possible losses is recorded with realized gains and losses on investments.

Policy loans are reported at their unpaid balance. Short term investments are at cost which approximates fair value.

Real estate and other investments consist principally of property acquired in satisfaction of debt and limited partnerships, respectively. Real estate is recorded at cost less allowances for depreciation. The Company provides for depreciation on a straight-line basis over the estimated useful lives. Other investments are accounted for using the equity method of accounting.

Realized gains and losses on sales of investments, and declines in value judged to be other-than-temporary, are recognized on the specific identification basis. Investment income is recorded as earned.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)
PROPERTY AND EQUIPMENT
Property and equipment are recorded at cost less accumulated depreciation. The Company provides for depreciation principally on the straight-line method over the estimated useful lives of the related property. Depreciation expense was $12,807,000, $12,409,000 and $14,351,000 for the year ended December 31, 1999,
1998 and 1997, respectively.

INCOME TAXES
Income taxes have been provided using the liability method. Deferred tax assets and liabilities are determined based on the temporary differences between the financial reporting and the tax bases and are measured using the enacted tax rates.

SEPARATE ACCOUNTS
Revenues and expenses related to the separate account assets and liabilities are excluded from the amounts reported in the accompanying statements of income.

Assets and liabilities associated with the separate accounts relate to deposits and annuity considerations for variable life and variable annuity products for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value and represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.

The Company receives mortality and expense risk fees from the separate accounts. The Company also deducts monthly cost of insurance charges, and receives minimum death benefit guarantee fees and issue and administrative fees from the variable life insurance separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

GUARANTY FUND ASSESSMENTS
There are a number of insurance companies that are currently under regulatory supervision. This may result in future assessments by state guaranty fund associations to cover losses to policyholders of insolvent or rehabilitated companies. These assessments can be partially recovered through a reduction in future premium taxes in some states. The Company believes it has adequately provided for the impact of future assessments relating to current insolvencies.

STATEMENTS OF CASH FLOWS
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

COMPREHENSIVE INCOME
Comprehensive income is comprised of net income and other comprehensive income which includes unrealized gains and losses on securities classified as available-for-sale, net of the effect on deferred policy acquisition costs, taxes and reclassification adjustment.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     (CONTINUED)
RECLASSIFICATIONS
Certain amounts in the 1998 and 1997 financial statements have been reclassified to conform to the 1999 presentation.

2.   INVESTMENTS
AVAILABLE-FOR-SALE SECURITIES
The following is a summary of the available-for-sale securities (in thousands):

                                                                 GROSS         GROSS
                                                 AMORTIZED     UNREALIZED    UNREALIZED       FAIR
                                                    COST          GAIN          LOSS         VALUE
                                                 ----------    ----------    ----------    ----------
DECEMBER 31, 1999
Fixed maturities:
  Governments................................    $  309,402     $     46      $  8,934     $  300,514
  Public utilities...........................       237,579          341        10,375        227,545
  Industrial and miscellaneous...............     2,208,281        7,020        81,412      2,133,889
  Other......................................        47,435          184         3,195         44,424
                                                 ----------     --------      --------     ----------
Total fixed maturities.......................     2,802,697        7,591       103,916      2,706,372
Equity securities............................        81,554        5,825         2,358         85,021
                                                 ----------     --------      --------     ----------
Total........................................    $2,884,251     $ 13,416      $106,274     $2,791,393
                                                 ==========     ========      ========     ==========
DECEMBER 31, 1998
Fixed maturities:
  Governments................................    $  321,047     $  5,994      $    436     $  326,605
  Public utilities...........................       190,792        7,769         1,704        196,857
  Industrial and miscellaneous...............     1,723,183       79,137         6,451      1,795,869
  Other......................................        80,882        2,181            51         83,012
                                                 ----------     --------      --------     ----------
Total fixed maturities.......................     2,315,904       95,081         8,642      2,402,343
Equity securities............................       141,947       18,238         2,334        157,851
                                                 ----------     --------      --------     ----------
Total........................................    $2,457,851     $113,319      $ 10,976     $2,560,194
                                                 ==========     ========      ========     ==========

The amortized cost and fair value of available-for-sale investments in fixed maturities at December 31, 1999, by contractual maturity, are shown below (in thousands).

                                                                AMORTIZED        FAIR
                                                                   COST         VALUE
                                                                ----------    ----------
Due in one year or less.....................................    $  62,675     $   62,547
Due after one year through five years.......................      681,595        671,472
Due after five years through ten years......................      912,713        881,953
Due after ten years.........................................    1,145,714      1,090,400
                                                                ----------    ----------
Total.......................................................    $2,802,697    $2,706,372
                                                                ==========    ==========

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

2.   INVESTMENTS (CONTINUED)
MORTGAGE LOANS
The Company has issued commercial mortgage loans on properties located throughout the United States. Approximately 38% and 36% of outstanding principal is concentrated in the states of New York, California and Florida, at December 31, 1999 and 1998, respectively. Loan commitments outstanding totaled $12,350,000 at December 31, 1999.

INVESTMENTS ON DEPOSIT
The Company had fixed maturities carried at $17,061,000 and $19,978,000 at December 31, 1999 and 1998, respectively, on deposit with various governmental authorities as required by law.

INVESTMENT IN MANAGED DENTAL INITIATIVE
In 1997, the Company acquired a 99% ownership in a managed dental initiative called Dental Health Alliance, Inc. (DHA). Based on an analysis of future DHA profitability, the entire investment of $8,132,000 was written-off at December 31, 1997.

NET UNREALIZED GAINS (LOSSES)
The adjusted net unrealized gains (losses) on investments recorded in accumulated other comprehensive income for the year ended December 31, are set forth below (in thousands):

                                                                                TAX
                                                               BEFORE-TAX    (EXPENSE)    NET-OF-TAX
                                                                 AMOUNT       BENEFIT       AMOUNT
                                                               ----------    ---------    ----------
DECEMBER 31, 1999
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $(168,542)    $ 58,990     $(109,552)
  Decrease in amortization of deferred policy acquisition
     costs.................................................        9,142       (3,200)        5,942
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (23,864)       8,352       (15,512)
                                                               ---------     --------     ---------
Other comprehensive loss...................................    $(183,264)    $ 64,142     $(119,122)
                                                               =========     ========     =========
DECEMBER 31, 1998
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $  32,614     $(11,562)    $  21,052
  Decrease in amortization of deferred policy acquisition
     costs.................................................          414         (145)          269
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (42,832)      14,991       (27,841)
                                                               ---------     --------     ---------
Other comprehensive loss...................................    $  (9,804)    $  3,284     $  (6,520)
                                                               =========     ========     =========
DECEMBER 31, 1997
Unrealized gains (losses) on investments:
  Unrealized gains (losses) on available-for-sale
     investments...........................................    $  93,826     $(33,796)    $  60,030
  Increase in amortization of deferred policy acquisition
     costs.................................................       (2,096)         771        (1,325)
  Reclassification adjustment for gains (losses) realized
     in net income.........................................      (40,587)      14,205       (26,382)
                                                               ---------     --------     ---------
Other comprehensive income.................................    $  51,143     $(18,820)    $  32,323
                                                               =========     ========     =========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

2.   INVESTMENTS (CONTINUED)
NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS Major categories of net investment income and realized gains (losses) on investments for each year were as follows (in thousands):

                                                                  1999        1998        1997
                                                                --------    --------    --------
NET INVESTMENT INCOME
Fixed maturities............................................    $167,027    $160,163    $160,444
Equity securities...........................................       7,320       8,656       9,306
Mortgage loans on real estate...............................      57,684      57,031      54,662
Policy loans................................................       5,272       4,653       4,144
Short-term investments......................................         844       1,701       2,851
Real estate and other investments...........................       6,375       8,194       4,635
                                                                --------    --------    --------
                                                                 244,522     240,398     236,042
Expenses....................................................      (5,824)     (6,355)     (7,318)
                                                                --------    --------    --------
                                                                $238,698    $234,043    $228,724
                                                                ========    ========    ========
NET REALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities............................................    $ (9,750)   $ 34,320    $ 13,827
Equity securities...........................................      33,613       8,512      26,760
Mortgage loans on real estate...............................          --        (198)        301
Short-term investments......................................          --           5          --
Real estate and other investments...........................       2,099       9,765         213
                                                                --------    --------    --------
                                                                $ 25,962    $ 52,404    $ 41,101
                                                                ========    ========    ========

Proceeds from sales of investments in fixed maturities were $1,627,450,000, $2,460,316,000 and $3,360,682,000 in 1999, 1998 and 1997, respectively. Gross gains of $11,996,000, $44,360,000 and $30,860,000 and gross losses of
$21,746,000, $10,040,000 and $17,033,000 were realized on the sales in 1999,
1998 and 1997, respectively.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

3.   DEFERRED POLICY ACQUISITION COSTS
The changes in deferred policy acquisition costs by product were as follows (in thousands):

                                                                  INTEREST
                                                TRADITIONAL     SENSITIVE AND
                                                AND PRE-NEED     INVESTMENT      ACCIDENT AND
                                                    LIFE          PRODUCTS          HEALTH       TOTAL
                                                ------------    -------------    ------------   --------
Balance, January 1, 1998....................      $22,169         $264,383         $ 5,190      $291,742
  Acquisition costs deferred................           --           69,921           3,226        73,147
  Acquisition costs amortized...............       (7,609)         (20,256)         (5,500)      (33,365)
  Decreased amortization of deferred
     acquisition costs from unrealized gains
     on available-for-sale securities.......           --              414              --           414
                                                  -------         --------         -------      --------
Balance, December 31, 1998..................       14,560          314,462           2,916       331,938
  Acquisition costs deferred................       33,783           81,016          17,391       132,190
  Acquisition costs amortized...............       (2,438)         (38,831)         (1,809)      (43,078)
  Decreased amortization of deferred
     acquisition costs from unrealized gains
     on available-for-sale securities.......           --            9,142              --         9,142
                                                  -------         --------         -------      --------
Balance, December 31, 1999..................      $45,905         $365,789         $18,498      $430,192
                                                  =======         ========         =======      ========

Included in total policy acquisition costs deferred in 1999 is $35,882,000 of present value of future profits (PVP) and $1,416,000 of subsequent acquisition costs resulting from the reinsurance assumption agreement with United Family Life Insurance Company, an affiliate, which became effective October 1, 1999. PVP is being amortized against the expected premium revenue of the pre-need life insurance business assumed. See Note 8 "Reinsurance" for more information on this reinsurance transaction.

During 1999, 1998 and 1997, the Company sold portions of its investment portfolio and in accordance with FASB Statement 97, the recognition of the realized net capital gains resulted in increased (decreased) amortization of deferred acquisition costs of $(224,000), $3,357,000 and $732,000, respectively.

4.   PROPERTY AND EQUIPMENT
A summary of property and equipment at December 31 for each year follows (in thousands):

                                                                  1999        1998
                                                                --------    --------
Land........................................................    $  1,900    $  1,900
Building and improvements...................................      26,383      24,319
Furniture and equipment.....................................      76,604      87,714
                                                                --------    --------
                                                                 104,887     113,933
Less accumulated depreciation...............................     (79,769)    (83,221)
                                                                --------    --------
Net property and equipment..................................    $ 25,118    $ 30,712
                                                                ========    ========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

5.   ACCIDENT AND HEALTH RESERVES
Activity for the liability for unpaid accident and health claims is summarized as follows (in thousands):

                                                                       YEAR ENDED DECEMBER 31
                                                                ------------------------------------
                                                                   1999          1998         1997
                                                                ----------    ----------    --------
Balance as of January 1, net of reinsurance recoverables....    $1,061,883    $  988,036    $947,711
Add: Incurred losses related to:
  Current year..............................................       824,949       826,009     773,316
  Prior years...............................................       (12,800)      (27,973)    (59,634)
                                                                ----------    ----------    --------
Total incurred losses.......................................       812,149       798,036     713,682
Deduct: Paid losses related to:
  Current year..............................................       468,404       469,881     437,405
  Prior years...............................................       266,025       254,308     235,952
                                                                ----------    ----------    --------
Total paid losses...........................................       734,429       724,189     673,357
                                                                ----------    ----------    --------
Balance as of December 31, net of reinsurance
  recoverables..............................................    $1,139,603    $1,061,883    $988,036
                                                                ==========    ==========    ========

The table above compares to the amounts reported on the balance sheet in the following respects: (1) the table above is presented net of ceded reinsurance and the accident and health reserves reported on the balance sheet are gross of ceded reinsurance; and (2) the table above includes accident and health benefits payable which are included with other policy claims and benefits payable reported on the balance sheet.

In each of the years presented above, the accident and health insurance line of business experienced overall favorable development on claims reserves established as of the previous year end. The favorable development was a result of lower medical costs and a reduction of loss reserves due to lower than anticipated inflation in medical costs.

The liability for unpaid accident and health claims includes $994,651,000, $915,368,000 and $854,940,000 of total disability income reserves as of December 31, 1999, 1998 and 1997, respectively, which were discounted for anticipated interest earnings using a rate which varies by incurral year.

6.   FEDERAL INCOME TAXES
The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of Fortis. Income tax expense or credits are allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a Tax Allocation Agreement.

Deferred income taxes reflect the net tax effects of temporary differences between the basis of assets and liabilities for financial statement purposes and for income tax purposes.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

6.   FEDERAL INCOME TAXES (CONTINUED)
The significant components of the Company's deferred tax liabilities and assets as of December 31, 1999 and 1998 are as follows (in thousands):

                                                                  1999        1998
                                                                --------    --------
Deferred tax assets:
  Separate account assets/liabilities.......................    $ 60,716    $ 87,300
  Reserves..................................................      35,843      27,586
  Claims and benefits payable...............................       7,964       8,089
  Accrued liabilities.......................................       6,973      10,113
  Unrealized Losses.........................................      32,500          --
  Investments...............................................       4,549       3,861
  Other.....................................................       6,755       2,723
                                                                --------    --------
Total deferred tax assets...................................     155,300     139,672
Deferred tax liabilities:
  Deferred policy acquisition costs.........................      98,539      82,031
  Unrealized gains..........................................          --      35,591
  Fixed assets..............................................       2,963       3,150
  Investments...............................................       1,171         982
  Other.....................................................         160          14
                                                                --------    --------
Total deferred tax liabilities..............................     102,833     121,768
                                                                --------    --------
Net deferred tax asset......................................    $ 52,467    $ 17,904
                                                                ========    ========

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

The Company's tax expense (benefit) for the year ended December 31 is shown as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Current.....................................................    $10,873    $30,232    $41,569
Deferred....................................................     29,454        170     (6,449)
                                                                -------    -------    -------
                                                                $40,327    $30,402    $35,120
                                                                =======    =======    =======

Federal income tax payments and refunds resulted in net payments of $13,203,000, $36,367,000 and $58,859,000 in 1999, 1998 and 1997, respectively.

The Company's effective income tax rate varied from the statutory federal income tax rate as follows:

                                                                1999    1998    1997
                                                                ----    ----    ----
Statutory income tax rate...................................    35.0%   35.0%   35.0%
Other, net..................................................    (2.4)   (2.1)    (.6)
                                                                ----    ----    ----
                                                                32.6%   32.9%   34.4%
                                                                ====    ====    ====

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

7.   ASSETS HELD IN SEPARATE ACCOUNTS
Separate account assets at December 31 were as follows (in thousands):

                                                                   1999          1998
                                                                ----------    ----------
Premium and annuity considerations for the variable annuity
  products and variable universal life products for which
  the contract holder, rather than the Company, bears the
  investment risk...........................................    $5,082,341    $3,707,687
Assets of the separate accounts owned by the Company, at
  fair value................................................        37,811        34,716
                                                                ----------    ----------
                                                                $5,120,152    $3,742,403
                                                                ==========    ==========

8.   REINSURANCE
In the second quarter of 1996, First Fortis Life Insurance Company (First Fortis), an affiliate, received approval from the New York State Insurance Department for a reinsurance agreement with the Company. The agreement, which became effective as of January 1, 1996, decreased First Fortis' long-term disability reinsurance retention from a $10,000 net monthly benefit to a $2,000 net monthly benefit for claims incurred on and after January 1, 1996. The Company has assumed $6,580,000, $5,601,000 and $5,742,000 of premium from First Fortis in 1999, 1998 and 1997, respectively. The Company has assumed $11,047,000, $9,315,000 and $5,452,000 of reserves in 1999, 1998 and 1997, respectively, from First Fortis.

In the fourth quarter of 1999, United Family Life Insurance Company (UFL), an affiliate, received approval from the state of Georgia for a reinsurance agreement with the Company. The agreement, which became effective October 1, 1999, provided for the cession of substantially all of UFL's pre-need life insurance business on a 100% co-insurance basis. The Company assumed approximately $690,806,000 of reserves and received approximately $654,924,000 of cash, investments (primarily fixed maturities and mortgages) and other assets as of October 1, 1999. The $35,882,000 ceding commission was capitalized as an acquisition cost (as described in Note 3). During the period October 1, 1999 to December 31, 1999, the Company assumed $31,523,000 of premium under the contract.

The maximum amount that the Company retains on any one life is $1,000,000 of life insurance including accidental death. Amounts in excess of $1,000,000 are reinsured with other life insurance companies on a yearly renewable term basis.

Ceded reinsurance premiums for the year ended December 31 were as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Life insurance..............................................    $ 6,246    $ 6,983    $ 8,159
Accident and health insurance...............................     17,803     13,862     13,712
                                                                -------    -------    -------
                                                                $24,049    $20,845    $21,871
                                                                =======    =======    =======

Recoveries under reinsurance contracts for the year ended December 31 were as follows (in thousands):

                                                                 1999       1998       1997
                                                                -------    -------    -------
Life insurance..............................................    $   478    $ 4,549    $ 2,973
Accident and health insurance...............................     13,669      9,465     14,781
                                                                -------    -------    -------
                                                                $14,147    $14,014    $17,754
                                                                =======    =======    =======

Reinsurance ceded would become a liability of the Company in the event the reinsurers are unable to meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

9.   DIVIDEND RESTRICTIONS
Dividend distributions to the parent are restricted as to the amount by state regulatory requirements. The Company had $49,286,000 free from such restrictions as of December 31, 1999. Distributions in excess of this amount would require regulatory approval.

10. REGULATORY ACCOUNTING REQUIREMENTS
Statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

In 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification requires adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Minnesota has adopted Codification effective January 1, 2001. Management has not yet determined the impact of Codification to the Company's statutory-basis financial statements.

Insurance enterprises are required by State Insurance Departments to adhere to minimum risk-based capital ("RBC") requirements developed by the NAIC. The Company exceeds the minimum RBC requirements.

Reconciliations of net income and shareholder's equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows (in thousands):


                                                                                        SHAREHOLDER'S
                                                             NET INCOME                    EQUITY
                                                    -----------------------------   ---------------------
                                                      1999      1998       1997       1999        1998
                                                    --------   -------   --------   ---------   ---------
Based on statutory accounting practices...........  $  9,387   $14,841   $ 62,593   $ 497,858   $ 478,405
Deferred policy acquisition costs.................    54,049    39,782     25,763     430,192     331,938
Investment valuation differences..................       953       745       (497)   (103,361)    100,165
Deferred and uncollected premiums.................    (4,637)      511      2,064     (13,188)     (7,246)
Policy reserves...................................   (20,070)   (7,041)   (19,363)   (127,766)   (156,889)
Commissions.......................................    79,067        --     (3,171)         --          --
Current income taxes payable......................    (8,882)      925      6,450      (9,000)    (10,920)
Deferred income taxes.............................   (18,650)     (417)     6,449      52,467      17,904
Realized gains on investments.....................         9       356        251          --          --
Realized gains (losses) transferred to the
  Interest Maintenance Reserve (IMR), net of
  tax.............................................    (6,163)   22,748      9,644          --          --
Amortization of IMR, net of tax...................    (8,565)   (7,128)    (6,315)         --          --
Write-off of investment...........................                  --    (11,705)         --          --
Pension expense...................................    (1,475)       81     (4,153)     (8,235)     (6,440)
Property and equipment............................        --        --         --         591       5,951
Interest maintenance reserve......................        --        --         --      55,117      68,968
Asset valuation reserve...........................        --        --         --      72,940      90,986
Mortgage loans on real estate.....................        --        --         --          --     (20,141)
Other, net........................................     8,183    (3,521)      (900)      1,937      (7,213)
                                                    --------   -------   --------   ---------   ---------
As reported herein................................  $ 83,206   $61,882   $ 67,110   $ 849,552   $ 885,468
                                                    ========   =======   ========   =========   =========

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

11. TRANSACTIONS WITH AFFILIATED COMPANIES
The Company receives various services from Fortis and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, auditing, investment and other administrative functions. The fees paid to Fortis, Inc. for these services for years ended December 31, 1999, 1998 and 1997, were $11,661,000, $13,077,000 and $12,015,000, respectively.
During 1997, Fortis, Inc. began providing information technology services to the Company. Information technology expenses were $59,390,000, $55,910,000 and $28,525,000 for years ended December 31, 1999, 1998 and 1997, respectively.

In conjunction with the marketing of its variable annuity products, the Company paid $79,413,000, $72,638,000 and $72,105,000 in commissions to its affiliate,
Fortis Investors, Inc., for the years ended December 31, 1999, 1998 and 1997, respectively.

Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.

12. FAIR VALUE DISCLOSURES
VALUATION METHODS AND ASSUMPTIONS
The fair values for fixed maturity securities and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

Mortgage loans are reported at unpaid principal balance less allowances for possible losses. The fair values of mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Mortgage loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of policy loans reported in the Balance Sheet approximates fair value. For short-term investments, the carrying amount is a reasonable estimate of fair value. The fair values for the Company's policy reserves under the investment products are determined using cash surrender value. Separate account assets and liabilities are reported at their estimated fair values in the Balance Sheet.

The fair values under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                                                          DECEMBER 31, 1999         DECEMBER 31, 1998
                                                       -----------------------   -----------------------
                                                        CARRYING       FAIR       CARRYING       FAIR
                                                         AMOUNT       VALUE        AMOUNT       VALUE
                                                       ----------   ----------   ----------   ----------
                                                                        (IN THOUSANDS)
Assets:
  Investments:
     Securities available-for-sale:
       Fixed maturities..............................  $2,706,372   $2,706,372   $2,402,343   $2,402,343
       Equity securities.............................      85,021       85,021      157,851      157,851
  Mortgage loans on real estate......................     754,514      741,397      610,131      662,984
  Policy loans.......................................      83,439       83,439       74,950       74,950
  Short-term investments.............................     115,527      115,527       31,868       31,868
  Assets held in separate accounts...................   5,120,152    5,120,152    3,742,403    3,742,403
Liabilities:
  Individual and group annuities (subject to
     discretionary withdrawal).......................  $  789,002   $  763,861   $  923,102   $  894,019
  Liabilities related to Separate Accounts...........   5,082,341    5,082,341    3,707,687    3,707,687

NOTES TO FINANCIAL STATEMENTS
FORTIS BENEFITS INSURANCE COMPANY (CONTINUED)

13. COMMITMENTS AND CONTINGENCIES
The Company is named as a defendant in a number of legal actions arising primarily from claims made under insurance policies. These actions have been considered in establishing policy benefit and loss reserves. Management and its legal counsel are of the opinion that the settlement of these actions will not have a material adverse effect on the Company's financial position or results of operations.

14. RETIREMENT AND OTHER EMPLOYEE BENEFITS
The Company is an indirect wholly-owned subsidiary of Fortis, which sponsors a defined benefit pension plan covering employees and certain agents who meet eligibility requirements as to age and length of service. The benefits are based on years of service and career compensation. Fortis Inc.'s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes, and to charge each subsidiary an allocable amount based on its employee census. Pension cost allocated to the Company amounted to approximately $2,225,000, $1,627,000 and $1,594,000 for 1999, 1998 and 1997, respectively.

The Company participates in a contributory profit sharing plan, sponsored by Fortis, covering employees and certain agents who meet eligibility requirements as to age and length of service. Benefits are payable to participants on retirement or disability and to the beneficiaries of participants in the event of death. The first three percent of an employee's contribution is matched 200% by the Company. The amount expensed was approximately $3,711,000, $3,610,000 and $3,926,000 for 1999, 1998 and 1997, respectively.

In addition to retirement benefits, the Company participates in other health care and life insurance benefit plans ("postretirement benefits") for retired employees, sponsored by Fortis. Health care benefits, either through a Fortis sponsored retiree plan for retirees under age 65 or through a cost offset for individually purchased Medigap policies for retirees over age 65, are available to employees who retire on or after January 1, 1993, at age 55 or older, with 15 years or more service. Life insurance, on a retiree pay all basis, is available to those who retire on or after January 1, 1993.

There were no net postretirement benefit costs allocated to the Company for the years ended December 31, 1999 and 1998. Costs allocated to the Company for the year ended December 31, 1997 were $304,000, which includes the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The Company made contributions to the plans of approximately $19,000, $(5,200) and $20,000 in 1999, 1998 and 1997, respectively, as claims were incurred.

15. YEAR 2000 (UNAUDITED)
The Company utilizes Fortis and its computer systems to process Company businesses. Fortis created a Year 2000 Project Office which was dedicated to ensuring that all of the systems for Fortis and its subsidiaries and affiliates were ready for year 2000. The estimated total cost of the Fortis Year 2000 Project was approximately $85 million. This cost reflects the total cost to the Fortis U.S. companies (excluding the recent American Bankers Insurance Group acquisition). The cost of the Company's portion is estimated at $26.9 million. Approximately, $11.4 million was expensed by the Company in 1999.

As of December 20, 1999, 100% of the Mission Critical and non-Mission Critical computer system lines of code that had been identified were renovated and tested and were ready for year 2000. Although there have been several minor matters, as of the date of this publication, no significant disruptions resulting from the century date change have been detected in any of the mission critical systems. The Company will continue to monitor the status of and exposure to any potential Year 2000 issues.

                         Report of Independent Auditors


Board of Directors
Fortis Benefits Insurance Company

We have audited the accompanying individual and combined statement of net assets of the segregated subaccounts of Fortis Benefits Insurance Company Variable Account D (comprised of, respectively, the Fortis Series Fund, Inc.'s Growth Stock, U.S. Government Securities, Money Market, Asset Allocation, Diversified Income, Global Growth, Aggressive Growth, Growth & Income, High Yield, Global Asset Allocation, Global Bond, International Stock, Value, S & P 500, Blue Chip Stock, Mid Cap Stock, Large Cap Growth and Small Cap Value Subaccounts; the Wells Fargo Variable Trust's Large Cap (formerly Norwest ValuGrowth), Corporate Bond (formerly Norwest Income), Small Cap Stock (formerly Norwest Small Company Stock), Income Equity (formerly Norwest Income Equity), Growth, Equity Value, and Asset Allocation Subaccounts; the Scudder Variable Life Investment Fund's International Subaccount; the AIM Variable Insurance Funds, Inc.'s V.I. Value and V.I. International Equity Subaccounts; the Alliance Variable Product Series' Money Market, International and Premier Growth Subaccounts; the SAFECO Resource Series' Growth and Equity Subaccounts; the Federated Insurance Series' U.S. Government Securities II, High Income Bond Fund II, Utility II and American Leaders II, Equity Income, Growth Strategies, International Equity, Money Fund, Strategic Income and Small Cap Strategies Subaccounts; the Lexington Funds, Inc.'s Natural Resources Trust and Emerging Markets Subaccounts; the MFS Variable Insurance Trusts' Emerging Growth, High Income and World Government Subaccounts; the Montgomery Variable Fund's Emerging Markets and Growth Subaccounts; the Strong Variable Insurance Funds' Discovery II and International II Subaccounts; the American Century Investments' VP Balanced and VP Growth Subaccounts; the Van Eck Worldwide Insurance Trust's Worldwide Bond Fund and Worldwide Hard Assets Fund Subaccounts; the Neuberger & Berman, Inc.'s AMT Limited Maturity Bond and AMT Partners Subaccounts; and INVESCO, Inc.'s Health & Sciences, Industrial Income and Technology Subaccounts) as of December 31, 1999, and the related statements of changes in net assets for each of the two years in the period indicated therein. These financial statements are the responsibility of the management of Fortis Benefits Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each individual and combined portfolio subaccounts of Fortis Benefits Insurance Company Variable Account D at December 31, 1999, and the changes in their net assets for the periods described in the first paragraph, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota
March 29, 2000

                        Fortis Benefits Insurance Company
                               Variable Account D

                             Statement of Net Assets

                                December 31, 1999

                                                                                                        ATTRIBUTABLE TO
                                                                                                        FORTIS BENEFITS
                                                                                        NET ASSETS AT      INSURANCE
                                                         SHARES           COST           MARKET VALUE       COMPANY
                                                         ------           ----           ------------       -------
Investments in Fortis Series Fund, Inc.:
   Growth Stock                                        15,672,161   $   406,002,966   $   707,418,737    $          -
   U.S. Government Securities                          12,737,718       136,773,169       128,984,676               -
   Money Market                                         9,538,854       106,396,795       106,849,478               -
   Asset Allocation                                    26,682,308       425,490,477       607,857,655               -
   Diversified Income                                   8,600,239       100,510,063        93,808,829               -
   Global Growth                                        9,706,559       147,811,043       337,030,166               -
   Aggressive Growth                                    6,319,174        92,702,665       213,523,620               -
   Growth & Income                                     12,021,236       183,252,188       263,748,319               -
   High Yield                                           6,735,712        67,699,350        61,249,180               -
   Global Asset Allocation                              4,324,442        54,275,326        56,954,204       3,940,809
   Global Bond                                          2,237,913        24,325,958        22,968,150       5,321,709
   International Stock                                  6,073,337        81,846,610       108,925,301               -
   Value                                                4,893,678        64,346,791        76,592,910               -
   S & P 500                                           14,784,128       246,758,049       335,023,114               -
   Blue Chip Stock                                     10,256,993       161,163,763       224,955,877       7,504,950
   Mid Cap Stock                                        1,945,774        18,209,316        20,783,004       4,432,968
   Large Cap Growth                                     4,680,799        59,003,601        70,461,944       6,251,291
   Small Cap Value                                      3,225,681        31,077,238        32,919,462       4,238,029
Investments in Wells Fargo Variable Trust:
   Large Cap                                            4,050,545        40,739,690        48,728,059               -
   Corporate Bond                                       3,156,263        34,258,453        30,994,498               -
   Small Cap Stock                                      1,074,572        13,693,860        19,439,003               -

                                                                                           NET ASSET VALUE FOR
                                                       ATTRIBUTABLE TO     ACCUMULATION      VARIABLE ANNUITY
                                                          VARIABLE             UNITS           CONTRACTS PER
                                                      ANNUITY CONTRACTS     OUTSTANDING     ACCUMULATION UNIT
                                                      -----------------     -----------     -----------------
Investments in Fortis Series Fund, Inc.:
   Growth Stock                                       $   707,418,737       115,971,002          $  6.10
   U.S. Government Securities                             128,984,676         7,442,096            17.33
   Money Market                                           106,849,478        60,650,301             1.76
   Asset Allocation                                       607,857,655       153,473,653             3.96
   Diversified Income                                      93,808,830        46,409,349             2.02
   Global Growth                                          337,030,166        10,278,210            32.79
   Aggressive Growth                                      213,523,620         6,619,343            32.26
   Growth & Income                                        263,748,319        11,205,593            23.54
   High Yield                                              61,249,180         4,807,835            12.74
   Global Asset Allocation                                 53,013,395         3,314,093            16.00
   Global Bond                                             17,646,441         1,471,112            12.00
   International Stock                                    108,925,301         5,644,969            19.30
   Value                                                   76,592,910         4,866,469            15.74
   S & P 500                                              335,023,114        15,543,266            21.55
   Blue Chip Stock                                        217,450,927        10,354,811            21.00
   Mid Cap Stock                                           16,350,036         1,551,246            10.54
   Large Cap Growth                                        64,210,653         4,359,013            14.73
   Small Cap Value                                         28,681,433         2,690,372            10.66
Investments in Wells Fargo Variable Trust:
   Large Cap                                               48,728,059         1,954,176            24.94
   Corporate Bond                                          30,994,498         2,448,465            12.66
   Small Cap Stock                                         19,439,003           870,214            22.34

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                       Statement of Net Assets (continued)

                                December 31, 1999


                                                                                                        ATTRIBUTABLE TO
                                                                                                        FORTIS BENEFITS
                                                                                        NET ASSETS AT      INSURANCE
                                                         SHARES           COST           MARKET VALUE       COMPANY
                                                         ------           ----           ------------       -------
Investments in Wells Fargo Variable Trust
   (continued):
     Income Equity                                      7,400,237   $   107,406,245    $   126,470,04     $         -
     Growth                                                 2,539            56,265            61,191               -
     Equity Value                                          11,023           100,121           101,743               -
     Asset Allocation                                      84,861         1,186,936         1,223,699               -
Investments in Scudder Variable Life:
   International                                          547,080         7,253,523        11,127,614               -
Investment in AIM Variable Insurance Funds, Inc.:
   AIM V.I. Value                                         756,044        21,147,149        25,327,469               -
   AIM V.I. International Equity                          199,073         4,158,238         5,830,853               -
Investments in Alliance Variable Product Series:
   Money Market                                        16,161,244        16,160,538        16,161,244               -
   International                                           88,927         1,832,465         1,936,820               -
   Premier Growth                                         205,736         6,838,663         8,322,024               -
Investments in SAFECO Resource Series:
   Growth                                                 183,868         3,925,516         4,137,039               -
   Equity                                                 109,268         3,267,025         3,389,495               -
Investments in Federated Insurance Series:
   U.S. Government Securities II                          455,093         4,814,185         4,805,781               -
   High Income Bond Fund II                               845,175         8,655,518         8,654,583               -
   Utility II                                             461,922         6,595,434         6,628,581               -
   American Leaders II                                  1,870,730        38,660,395        38,948,608               -

                                                                                           NET ASSET VALUE FOR
                                                       ATTRIBUTABLE TO     ACCUMULATION      VARIABLE ANNUITY
                                                          VARIABLE             UNITS           CONTRACTS PER
                                                      ANNUITY CONTRACTS     OUTSTANDING     ACCUMULATION UNIT
                                                      -----------------     -----------     -----------------
Investments in Wells Fargo Variable Trust
   (continued):
     Income Equity                                    $   126,470,048         7,465,448           $16.94
     Growth                                                    61,191             5,570            10.99
     Equity Value                                             101,743            10,275             9.90
     Asset Allocation                                       1,223,699           116,844            10.47
Investments in Scudder Variable Life:
   International                                           11,127,614           441,802            25.19
Investment in AIM Variable Insurance Funds, Inc.:
   AIM V.I. Value                                          25,327,469         1,716,853            14.75
   AIM V.I. International Equity                            5,830,853           390,247            14.94
Investments in Alliance Variable Product Series:
   Money Market                                            16,161,244         1,365,755            11.83
   International                                            1,936,820           113,961            17.00
   Premier Growth                                           8,322,024           272,720            30.51
Investments in SAFECO Resource Series:
   Growth                                                   4,137,039           258,197            16.02
   Equity                                                   3,389,495           206,128            16.44
Investments in Federated Insurance Series:
   U.S. Government Securities II                            4,805,781           465,254            10.33
   High Income Bond Fund II                                 8,654,583           791,527            10.93
   Utility II                                               6,628,581           629,267            10.53
   American Leaders II                                     38,948,608         3,613,302            10.78

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                       Statement of Net Assets (continued)

                                December 31, 1999

                                                                                                        ATTRIBUTABLE TO
                                                                                                        FORTIS BENEFITS
                                                                                        NET ASSETS AT      INSURANCE
                                                         SHARES           COST           MARKET VALUE       COMPANY
                                                         ------           ----           ------------       -------
Investments in Federated Insurance Series
   (continued):
     Equity Income                                      1,474,421    $   22,067,348    $   24,003,571      $        -
     Growth Strategies                                    792,112        18,089,489        24,460,416               -
     International Equity                                 374,338         6,926,572        10,346,692               -
     Money Fund                                         1,277,722         1,277,722         1,277,722               -
     Strategic Income                                      58,027           585,569           601,736               -
     Small Cap Strategies                                  85,827         1,018,538         1,193,860               -
Investments In Lexington Funds Inc.:
   Natural Resources Trust                                 73,363           948,113           917,767               -
   Emerging Markets                                        10,269            95,712           131,543               -
Investments in MFS Variable Insurance Trust:
   Emerging Growth                                        589,180        13,640,689        22,353,487               -
   High Income                                            714,393         8,281,282         8,208,374               -
   World Government                                         2,769            27,894            27,774               -
Investments in Montgomery Variable Funds:
   Emerging Markets                                        94,425           946,072         1,025,458               -
   Growth                                                  25,820           442,230           474,822               -
Investments in Strong Variable Insurance Funds:
   Discovery II                                            24,189           229,073           275,276               -
   International II                                       165,232         2,307,910         2,704,840               -

                                                                                           NET ASSET VALUE FOR
                                                       ATTRIBUTABLE TO     ACCUMULATION      VARIABLE ANNUITY
                                                          VARIABLE             UNITS           CONTRACTS PER
                                                      ANNUITY CONTRACTS     OUTSTANDING     ACCUMULATION UNIT
                                                      -----------------     -----------     -----------------
Investments in Federated Insurance Series
   (continued):
     Equity Income                                   $     24,003,571         2,050,104           $11.71
     Growth Strategies                                     24,460,416         1,428,283            17.13
     International Equity                                  10,346,692           588,884            17.57
     Money Fund                                             1,277,722           123,772            10.32
     Strategic Income                                         601,736            58,402            10.30
     Small Cap Strategies                                   1,193,859            86,287            13.84
Investments In Lexington Funds Inc.:
   Natural Resources Trust                                    917,767            78,556            11.68
   Emerging Markets                                           131,543             9,772            13.46
Investments in MFS Variable Insurance Trust:
   Emerging Growth                                         22,353,487         1,054,087            21.21
   High Income                                              8,208,374           793,575            10.34
   World Government                                            27,774             2,600            10.68
Investments in Montgomery Variable Funds:
   Emerging Markets                                         1,025,458            95,471            10.74
   Growth                                                     474,822            23,740            20.00
Investments in Strong Variable Insurance Funds:
   Discovery II                                               275,276            22,093            12.46
   International II                                         2,704,840           169,164            15.99

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                       Statement of Net Assets (continued)

                                December 31, 1999

                                                                                                        ATTRIBUTABLE TO
                                                                                                        FORTIS BENEFITS
                                                                                        NET ASSETS AT      INSURANCE
                                                         SHARES           COST           MARKET VALUE       COMPANY
                                                         ------           ----           ------------       -------
Investments in American Century Investments:
   VP Balanced                                            190,403    $    1,469,932    $    1,483,239     $         -
   VP Growth                                               50,032           588,549           742,475               -
Investments in Van Eck Worldwide Insurance Trust:
   Worldwide Bond Fund                                     28,945           316,891           309,419               -
   Worldwide Hard Assets Fund                              74,633           800,476           817,979               -
Investments in Neuberger & Berman, Inc.:
   AMT Limited Maturity Bond                               41,132           548,565           544,591               -
   AMT Partners                                            31,884           622,336           626,209               -
Investments in INVESCO, Inc.:
   Health & Sciences                                      126,669         1,884,155         2,029,234               -
   Industrial Income                                       41,089           821,665           863,284               -
   Technology                                             343,137         9,743,408        12,740,687               -
                                                                     --------------    --------------     -----------
Totals                                                               $2,822,075,777    $3,950,503,433     $31,689,756
                                                                     ==============    ==============     ===========

                                                                                           NET ASSET VALUE FOR
                                                       ATTRIBUTABLE TO     ACCUMULATION      VARIABLE ANNUITY
                                                          VARIABLE             UNITS           CONTRACTS PER
                                                      ANNUITY CONTRACTS     OUTSTANDING     ACCUMULATION UNIT
                                                      -----------------     -----------     -----------------
Investments in American Century Investments:
   VP Balanced                                         $    1,483,239            92,929           $15.96
   VP Growth                                                  742,475            51,363            14.46
Investments in Van Eck Worldwide Insurance Trust:
   Worldwide Bond Fund                                        309,419            28,632            10.81
   Worldwide Hard Assets Fund                                 817,979           100,885             8.11
Investments in Neuberger & Berman, Inc.:
   AMT Limited Maturity Bond                                  544,591            49,413            11.02
   AMT Partners                                               626,209            45,246            13.84
Investments in INVESCO, Inc.:
   Health & Sciences                                        2,029,234           124,157            16.34
   Industrial Income                                          863,284            54,213            15.92
   Technology                                              12,740,687           345,121            36.92
                                                       --------------       -----------
Totals                                                 $3,918,813,677       497,265,487
                                                       ==============       ===========

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                       Statement of Changes in Net Assets

                          Year ended December 31, 1999

                                                                                  FORTIS U.S.
                                                               FORTIS GROWTH      GOVERNMENT      FORTIS MONEY    FORTIS ASSET
                                                                   STOCK          SECURITIES         MARKET        ALLOCATION
                                                              --------------   --------------    -------------   -------------
OPERATIONS
Dividend income                                               $  156,278,060   $    7,341,601    $   2,857,701   $  52,954,375
Mortality and expense and administrative charges                  (7,253,321)      (1,829,055)      (1,055,231)     (7,448,244)
Net realized gain (loss) on investments                           38,796,330         (473,995)         417,343      15,517,181
Net unrealized appreciation (depreciation) of investments
   during the year                                                64,391,185       (9,573,286)         566,889      32,399,647
                                                              --------------   --------------    -------------   -------------
Net increase (decrease) in net assets resulting from
   operations                                                    252,212,254       (4,534,735)       2,786,702      93,422,959

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                 5,164,180       12,588,731      100,156,439      29,210,874
Redemption of Variable Account units                             (98,848,155)     (22,667,841)     (64,268,081)    (58,609,370)
Redemptions for mortality and expense and administrative
   charges                                                         7,253,321        1,829,055        1,055,231       7,448,244
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                 -                -                -               -
                                                              --------------   --------------    -------------   -------------
Net increase (decrease) from capital transactions                (86,430,654)      (8,250,055)      36,943,589     (21,950,252)
Net assets at beginning of year                                  541,637,137      141,769,466       67,119,187     536,384,948
                                                              --------------   --------------    -------------   -------------
Net assets at end of year                                     $  707,418,737   $  128,984,676    $ 106,849,478   $ 607,857,655
                                                              ==============   ==============    =============   =============

                                                                 FORTIS                            FORTIS
                                                              DIVERSIFIED      FORTIS GLOBAL     AGGRESSIVE
                                                                 INCOME           GROWTH           GROWTH
                                                              ------------    --------------   --------------
OPERATIONS
Dividend income                                               $  6,588,253    $    6,231,012   $    4,272,056
Mortality and expense and administrative charges                (1,347,702)       (3,494,668)      (1,633,787)
Net realized gain (loss) on investments                           (450,747)       27,458,315        8,003,910
Net unrealized appreciation (depreciation) of investments
   during the year                                              (7,886,977)       93,670,078       97,554,749
                                                              ------------    --------------   --------------
Net increase (decrease) in net assets resulting from
   operations                                                   (3,097,173)      123,864,737      108,196,928

CAPITAL TRANSACTIONS
Purchase of Variable Account units                               6,766,415        13,910,010       24,360,173
Redemption of Variable Account units                           (17,836,999)      (66,121,442)     (18,643,812)
Redemptions for mortality and expense and administrative
   charges                                                       1,347,702         3,494,668        1,633,787
Dividend income distribution to Fortis Benefits Insurance
   Company                                                               -                 -                -
                                                              ------------    --------------   --------------
Net increase (decrease) from capital transactions               (9,722,882)      (48,716,764)       7,350,148
Net assets at beginning of year                                106,628,884       261,882,193       97,976,544
                                                              ------------    --------------   --------------
Net assets at end of year                                     $ 93,808,829    $  337,030,166   $  213,523,620
                                                              ============    ==============   ==============

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999


                                                                                                 FORTIS GLOBAL
                                                                 FORTIS GROWTH &   FORTIS HIGH       ASSET       FORTIS GLOBAL
                                                                    INCOME           YIELD        ALLOCATION         BOND
                                                                  -------------   ------------   ------------    ------------
OPERATIONS
Dividend income                                                   $  16,740,826   $  5,638,326   $  4,151,122    $    934,589
Mortality and expense and administrative charges                     (3,525,734)      (852,587)      (725,621)       (233,375)
Net realized gain (loss) on investments                              10,556,035       (540,865)       797,158        (163,594)
Net unrealized appreciation (depreciation) of investments
   during the year                                                     (944,596)    (4,416,777)    (5,443,279)     (2,534,224)
                                                                  -------------   ------------   ------------    ------------
Net increase (decrease) in net assets resulting from operations      22,826,531       (171,903)    (1,220,620)     (1,996,604)

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                    6,731,588      7,450,001      5,772,394       6,930,636
Redemption of Variable Account units                                (35,318,719)   (11,427,963)    (7,483,000)     (4,592,843)
Redemptions for mortality and expense and administrative
   charges                                                            3,525,734        852,587        725,621         233,375
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                    -              -       (310,930)       (224,878)
                                                                  -------------   ------------   ------------    ------------
Net increase (decrease) from capital transactions                   (25,061,397)    (3,125,375)    (1,295,915)      2,346,290
Net assets at beginning of year                                     265,983,185     64,546,458     59,470,739      22,618,464
                                                                  -------------   ------------   ------------    ------------
Net assets at end of year                                         $ 263,748,319   $ 61,249,180   $ 56,954,204    $ 22,968,150
                                                                  =============   ============   ============    ============

                                                                      FORTIS
                                                                  INTERNATIONAL                        FORTIS
                                                                      STOCK       FORTIS VALUE       S & P 500
                                                                  -------------    -----------     ------------
OPERATIONS
Dividend income                                                   $     118,653    $    55,659     $     47,291
Mortality and expense and administrative charges                     (1,171,613)    (1,000,548)      (3,567,274)
Net realized gain (loss) on investments                               2,066,505      1,028,902        2,830,868
Net unrealized appreciation (depreciation) of investments
   during the year                                                   17,734,463      5,071,121       47,715,826
                                                                  -------------    -----------     ------------
Net increase (decrease) in net assets resulting from operations      18,748,008      5,155,134       47,026,711

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                   24,277,772      6,767,673      125,498,102
Redemption of Variable Account units                                (12,675,634)    (8,924,070)     (41,233,954)
Redemptions for mortality and expense and administrative
   charges                                                            1,171,613      1,000,548        3,567,274
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                    -              -                -
                                                                  -------------    -----------     ------------
Net increase (decrease) from capital transactions                    12,773,751     (1,155,849)      87,831,422
Net assets at beginning of year                                      77,403,542     72,593,625      200,164,981
                                                                  -------------    -----------     ------------
Net assets at end of year                                         $ 108,925,301    $76,592,910     $335,023,114
                                                                  =============    ===========     ============

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999



                                                                 FORTIS BLUE     FORTIS MID     FORTIS LARGE   FORTIS SMALL
                                                                  CHIP STOCK     CAP STOCK       CAP GROWTH     CAP VALUE
                                                                -------------   ------------    ------------   ------------
OPERATIONS
Dividend income                                                 $   3,230,163   $     21,642    $  1,132,189   $  1,423,506
Mortality and expense and administrative charges                   (2,402,586)      (152,523)       (451,055)      (251,882)
Net realized gain (loss) on investments                             1,198,634         87,767         109,210        114,238
Net unrealized appreciation (depreciation) of investments
   during the year                                                 30,746,993      2,028,045       9,195,175      1,783,939
                                                                -------------   ------------    ------------   ------------
Net increase (decrease) in net assets resulting from               32,773,204      1,984,931       9,985,519      3,069,801
   operations

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                 49,470,137      8,507,383      45,928,848     17,798,817
Redemption of Variable Account units                               (5,494,982)    (1,224,101)       (706,824)    (2,200,370)
Redemptions for mortality and expense and administrative
   charges                                                          2,402,586        152,523         451,055        251,882
Dividend income distribution to Fortis Benefits Insurance
   Company                                                           (109,184)        (4,648)       (105,952)      (139,251)
                                                                -------------   ------------    ------------   ------------
Net increase (decrease) from capital transactions                  46,268,557      7,431,157      45,567,127     15,711,078
Net assets at beginning of year                                   145,914,116     11,366,916      14,909,298     14,138,583
                                                                -------------   ------------    ------------   ------------
Net assets at end of year                                       $ 224,955,877   $ 20,783,004    $ 70,461,944   $ 32,919,462
                                                                =============   ============    ============   ============

                                                                WELLS FARGO        WELLS FARGO    WELLS FARGO
                                                                  LARGE CAP      CORPORATE BOND    SMALL CAP
                                                                 (FORMERLY         (FORMERLY        (FORMERLY
                                                                   NORWEST       NORWEST INCOME   NORWEST SMALL
                                                                 VALUGROWTH)        EQUITY)        COMPANY STOCK)
                                                                 -----------      ------------    ------------
OPERATIONS
Dividend income                                                  $11,571,999      $  1,501,450    $          -
Mortality and expense and administrative charges                    (531,353)         (370,235)       (177,088)
Net realized gain (loss) on investments                              879,862          (183,430)       (410,559)
Net unrealized appreciation (depreciation) of investments
   during the year                                                (1,863,822)       (2,049,455)      8,208,680
                                                                 -----------      ------------    ------------
Net increase (decrease) in net assets resulting from              10,056,686        (1,101,670)      7,621,033
   operations

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                 6,308,101        12,059,360       1,380,420
Redemption of Variable Account units                              (3,919,806)       (2,490,066)     (3,031,763)
Redemptions for mortality and expense and administrative
   charges                                                           531,353           370,235         177,088
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                 -                 -               -
                                                                 -----------      ------------    ------------
Net increase (decrease) from capital transactions                  2,919,648         9,939,529      (1,474,255)
Net assets at beginning of year                                   35,751,725        22,156,639      13,292,225
                                                                 -----------      ------------    ------------
Net assets at end of year                                        $48,728,059      $ 30,994,498    $ 19,439,003
                                                                 ===========      ============    ============

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999

                                                              WELLS FARGO EQUITY
                                                                INCOME (FORMERLY                                   WELLS FARGO
                                                                 NORWEST INCOME    WELLS FARGO     WELLS FARGO        ASSET
                                                                     EQUITY)         GROWTH *     EQUITY VALUE *    ALLOCATION *
                                                                 --------------     ----------     -----------    -------------
OPERATIONS
Dividend income                                                   $  1,270,864        $     7        $    207       $    8,345
Mortality and expense and administrative charges                    (1,528,635)          (128)           (253)          (2,723)
Net realized gain (loss) on investments                                558,248              -               -               87
Net unrealized appreciation (depreciation) of investments
   during the year                                                   5,205,012          4,926           1,622           36,841
                                                                  ------------        -------        --------       ----------
Net increase (decrease) in net assets resulting from
   operations                                                        5,505,489          4,805           1,576           42,550

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                  36,840,158         56,259          99,914        1,182,701
Redemption of Variable Account units                                (3,461,257)            (1)              -           (4,275)
Redemptions for mortality and expense and administrative
   charges                                                           1,528,635            128             253            2,723
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                   -              -               -                -
                                                                  ------------        -------        --------       ----------
Net increase (decrease) from capital transactions                   34,907,536         56,386         100,167        1,181,149
Net assets at beginning of year                                     86,057,023              -               -                -
                                                                  ------------        -------        --------       ----------
Net assets at end of year                                         $126,470,048        $61,191        $101,743       $1,223,699
                                                                  ============        =======        ========       ==========

                                                                                                  AIM V.I.
                                                                 SCUDDER         AIM V.I.      INTERNATIONAL
                                                              INTERNATIONAL       VALUE           EQUITY
                                                              -------------   -------------    -------------
OPERATIONS
Dividend income                                                $   825,077     $   410,251       $  188,386
Mortality and expense and administrative charges                  (123,780)       (194,130)         (40,956)
Net realized gain (loss) on investments                            252,120          28,203           39,670
Net unrealized appreciation (depreciation) of investments
   during the year                                               3,033,017       3,720,163        1,649,575
                                                               -----------     -----------       ----------
Net increase (decrease) in net assets resulting from
   operations                                                    3,986,434       3,964,487        1,836,675

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                 226,709      16,475,875        2,617,843
Redemption of Variable Account units                            (1,596,240)       (279,283)        (238,984)
Redemptions for mortality and expense and administrative
   charges                                                         123,780         194,130           40,956
Dividend income distribution to Fortis Benefits Insurance
   Company                                                               -               -                -
                                                               -----------     -----------       ----------
Net increase (decrease) from capital transactions               (1,245,751)     16,390,722        2,419,815
Net assets at beginning of year                                  8,386,931       4,972,260        1,574,363
                                                               -----------     -----------       ----------
Net assets at end of year                                      $11,127,614     $25,327,469       $5,830,853
                                                               ===========     ===========       ==========


*    For the period from September 20, 1999 to December 31, 1999.

See accompanying notes

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999

                                                                    ALLIANCE                          ALLIANCE
                                                                     MONEY            ALLIANCE         PREMIER         SAFECO
                                                                     MARKET         INTERNATIONAL      GROWTH          GROWTH
                                                                 ---------------    ------------    ------------    ------------
OPERATIONS
Dividend income                                                  $       980,514    $     60,854    $     99,520    $          -
Mortality and expense and administrative charges                         (93,511)         (5,299)        (35,830)        (20,651)
Net realized gain (loss) on investments                                        -         783,355       1,669,250        (539,748)
Net unrealized appreciation (depreciation) of investments
   during the year                                                        (1,972)         85,364         257,229         702,775
                                                                 ---------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting from operations          885,031         924,274       1,990,169         142,376

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                   200,368,900      61,396,606      13,223,689       4,984,999
Redemption of Variable Account units                                (201,747,571)    (61,575,309)    (15,623,413)     (6,589,089)
Redemptions for mortality and expense and administrative charges          93,511           5,299          35,830          20,651

Dividend income distribution to Fortis Benefits Insurance
   Company                                                                     -               -               -               -
                                                                 ---------------    ------------    ------------    ------------
Net increase (decrease) from capital transactions                     (1,285,160)       (173,404)     (2,363,894)     (1,583,439)
Net assets at beginning of year                                       16,561,373       1,185,950       8,695,749       5,578,102
                                                                 ---------------    ------------    ------------    ------------
Net assets at end of year                                        $    16,161,244    $  1,936,820    $  8,322,024    $  4,137,039
                                                                 ===============    ============    ============    ============

                                                                                FEDERATED U.S.    FEDERATED
                                                                     SAFECO       GOVERNMENT     HIGH INCOME
                                                                     EQUITY      SECURITIES II   BOND FUND II
                                                                   -----------    ------------  -------------
OPERATIONS
Dividend income                                                    $   179,477    $     58,331  $     384,300
Mortality and expense and administrative charges                       (15,168)        (19,646)       (42,973)
Net realized gain (loss) on investments                                137,678         (28,762)      (136,499)
Net unrealized appreciation (depreciation) of investments
   during the year                                                     (20,217)        (19,403)      (121,670)
                                                                   -----------    ------------  -------------
Net increase (decrease) in net assets resulting from operations        281,770          (9,480)        83,158

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                   2,726,246       6,472,452     21,516,246
Redemption of Variable Account units                                (1,922,280)     (2,731,024)   (16,700,953)
Redemptions for mortality and expense and administrative charges        15,168          19,646         42,973
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                   -               -              -
                                                                   -----------    ------------  -------------
Net increase (decrease) from capital transactions                      819,134       3,761,074      4,858,266
Net assets at beginning of year                                      2,288,591       1,054,187      3,713,159
                                                                   -----------    ------------  -------------
Net assets at end of year                                          $ 3,389,495    $  4,805,781  $   8,654,583
                                                                   ===========    ============  =============


See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999

                                                                                   FEDERATED      FEDERATED      FEDERATED
                                                                     FEDERATED      AMERICAN       EQUITY         GROWTH
                                                                    UTILITY II     LEADERS II      INCOME        STRATEGIES *
                                                                   ------------  -------------  --------------  -------------
OPERATIONS
Dividend income                                                    $     64,933  $     459,974  $       35,871  $           -
Mortality and expense and administrative charges                        (32,151)      (183,354)       (106,207)       (90,114)
Net realized gain (loss) on investments                                  (5,840)      (274,924)          1,692         10,040
Net unrealized appreciation (depreciation) of investments during
   the year                                                             (17,935)       111,282       1,936,223      6,370,927
                                                                   ------------  -------------  --------------  -------------
Net increase (decrease) in net assets resulting from operations           9,007        112,978       1,867,579      6,290,853

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                    7,849,681     80,714,962      22,067,857     18,226,511
Redemption of Variable Account units                                 (2,352,749)   (43,728,259)        (38,072)      (147,062)
Redemptions for mortality and expense and administrative charges         32,151        183,354         106,207         90,114
Dividend income distribution to Fortis Benefits Insurance Company             -              -               -              -
                                                                   ------------  -------------  --------------  -------------
Net increase (decrease) from capital transactions                     5,529,083     37,170,057      22,135,992     18,169,563
Net assets at beginning of year                                       1,090,491      1,665,573               -              -
                                                                   ------------  -------------  --------------  -------------
Net assets at end of year                                          $  6,628,581  $  38,948,608  $   24,003,571  $  24,460,416
                                                                   ============  =============  ==============  =============

                                                                    FEDERATED   FEDERATED MONEY    FEDERATED
                                                                  INTERNATIONAL      FUND*         STRATEGIC
                                                                     EQUITY*                        INCOME**
                                                                  -------------   ------------     ----------
OPERATIONS
Dividend income                                                   $      10,135   $     45,051     $        -
Mortality and expense and administrative charges                        (34,075)       (12,240)        (1,532)
Net realized gain (loss) on investments                                     (41)             -              9
Net unrealized appreciation (depreciation) of investments during
   the year                                                           3,420,120              -         16,167
                                                                  -------------   ------------     ----------
Net increase (decrease) in net assets resulting from operations       3,396,139         32,811         14,644

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                    6,923,501      8,313,016        586,922
Redemption of Variable Account units                                     (7,023)    (7,080,345)        (1,362)
Redemptions for mortality and expense and administrative charges         34,075         12,240          1,532
Dividend income distribution to Fortis Benefits Insurance Company             -              -              -
                                                                  -------------   ------------     ----------
Net increase (decrease) from capital transactions                     6,950,553      1,244,911        587,092
Net assets at beginning of year                                               -              -              -
                                                                  -------------   ------------     ----------
Net assets at end of year                                         $  10,346,692   $  1,277,722     $  601,736
                                                                  =============   ============     ==========

*    For the period from February 1, 1999 to December 31, 1999.
**   For the period from June 1, 1999 to December 31, 1999.

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999

                                                                                   LEXINGTON
                                                                   FEDERATED        NATURAL        LEXINGTON         MFS
                                                                   SMALL CAP       RESOURCES       EMERGING        EMERGING
                                                                  STRATEGIES**        TRUST         MARKETS         GROWTH
                                                                  ------------     -----------     -----------   ------------
OPERATIONS
Dividend income                                                   $          -     $     5,210     $       275   $          -
Mortality and expense and administrative charges                        (2,128)         (3,122)           (293)      (127,446)
Net realized gain (loss) on investments                                     74         (87,178)         35,831        969,753
Net unrealized appreciation (depreciation) of investments
   during the year                                                     175,321         128,261          25,869      7,798,184
                                                                  ------------     -----------     -----------   ------------
Net increase (decrease) in net assets resulting from operations        173,267          43,171          61,682      8,640,491

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                   1,018,966       2,156,000         135,498     14,159,113
Redemption of Variable Account units                                      (501)     (1,817,326)       (124,824)    (7,363,014)
Redemptions for mortality and expense and administrative charges         2,128           3,122             293        127,446
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                   -               -               -              -
                                                                  ------------     -----------     -----------   ------------
Net increase (decrease) from capital transactions                    1,020,593         341,796          10,967      6,923,545
Net assets at beginning of year                                              -         532,800          58,894      6,789,451
                                                                  ------------     -----------     -----------   ------------
Net assets at end of year                                         $  1,193,860     $   917,767     $   131,543   $ 22,353,487
                                                                  ============     ===========     ===========   ============

                                                                                                   MONTGOMERY
                                                                    MFS HIGH        MFS WORLD      EMERGING
                                                                     INCOME        GOVERNMENT       MARKETS
                                                                   -----------      ---------    ------------
OPERATIONS
Dividend income                                                    $   401,657      $  14,302    $         74
Mortality and expense and administrative charges                       (77,640)          (707)         (3,647)
Net realized gain (loss) on investments                                (43,906)       (24,456)        445,265
Net unrealized appreciation (depreciation) of investments
   during the year                                                     (31,441)        (1,365)         74,782
                                                                   -----------      ---------    ------------
Net increase (decrease) in net assets resulting from operations        248,670        (12,226)        516,474

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                   9,777,837        705,250      20,340,446
Redemption of Variable Account units                                (5,404,573)      (990,963)    (20,144,272)
Redemptions for mortality and expense and administrative charges        77,640            707           3,647
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                   -              -               -
                                                                   -----------      ---------    ------------
Net increase (decrease) from capital transactions                    4,450,904       (285,006)        199,821
Net assets at beginning of year                                      3,508,800        325,006         309,163
                                                                   -----------      ---------    ------------
Net assets at end of year                                          $ 8,208,374      $  27,774    $  1,025,458
                                                                   ===========      =========    ============

**   For the period from June 1, 1999 to December 31, 1999.


See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999

                                                                                     STRONG         STRONG          AMERICAN
                                                                     MONTGOMERY    DISCOVERY     INTERNATIONAL     CENTURY VP
                                                                       GROWTH        FUND II          II            BALANCED
                                                                   ------------   ------------   -------------     -----------
OPERATIONS
Dividend income                                                    $      5,201   $     27,272   $       1,845     $   204,087
Mortality and expense and administrative charges                         (4,566)          (963)         (3,930)         (6,370)
Net realized gain (loss) on investments                                 233,717        (52,371)        606,345          11,391
Net unrealized appreciation (depreciation) of investments during
   the year                                                              (1,115)        39,168         395,740         (74,370)
                                                                   ------------   ------------   -------------     -----------
Net increase (decrease) in net assets resulting from operations         233,237         13,106       1,000,000         134,738

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                    3,986,865      1,505,925      17,404,182         713,675
Redemption of Variable Account units                                 (4,518,176)    (1,729,824)    (16,023,839)       (700,154)
Redemptions for mortality and expense and administrative charges          4,566            963           3,930           6,370
Dividend income distribution to Fortis Benefits Insurance Company             -              -               -               -
                                                                   ------------   ------------   -------------     -----------
Net increase (decrease) from capital transactions                      (526,745)      (222,936)      1,384,273          19,891
Net assets at beginning of year                                         768,330        485,106         320,567       1,328,610
                                                                   ------------   ------------   -------------     -----------
Net assets at end of year                                          $    474,822   $    275,276   $   2,704,840     $ 1,483,239
                                                                   ============   ============   =============     ===========

                                                                                                     VAN ECK
                                                                     AMERICAN        VAN ECK        WORLDWIDE
                                                                      CENTURY       WORLDWIDE          HARD
                                                                     VP GROWTH      BOND FUND      ASSETS FUND
                                                                   ------------    -----------    ------------
OPERATIONS
Dividend income                                                    $          -    $    32,424    $      5,800
Mortality and expense and administrative charges                         (1,427)        (1,686)         (3,390)
Net realized gain (loss) on investments                                  74,376        (59,331)         19,792
Net unrealized appreciation (depreciation) of investments during
   the year                                                             129,007        (13,943)        123,503
                                                                   ------------    -----------    ------------
Net increase (decrease) in net assets resulting from operations         201,956        (42,536)        145,705

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                    1,507,118      1,050,294       5,494,999
Redemption of Variable Account units                                 (1,098,083)    (1,582,123)     (5,197,598)
Redemptions for mortality and expense and administrative charges          1,427          1,686           3,390
Dividend income distribution to Fortis Benefits Insurance Company             -              -               -
                                                                   ------------    -----------    ------------
Net increase (decrease) from capital transactions                       410,462       (530,143)        300,791
Net assets at beginning of year                                         130,057        882,098         371,483
                                                                   ------------    -----------    ------------
Net assets at end of year                                          $    742,475    $   309,419    $    817,979
                                                                   ============    ===========    ============

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1999


                                                                                 NEUBERGER &
                                                                                  BERMAN AMT
                                                                                   LIMITED      NEUBERGER &     INVESCO
                                                                                  MATURITY       BERMAN AMT      HEALTH
                                                                                    BOND          PARTNERS     & SCIENCES
                                                                                  ---------      ----------    ------------
OPERATIONS
Dividend income                                                                   $  34,231      $   22,384    $      1,773
Mortality and expense and administrative charges                                     (2,313)         (3,261)         (8,720)
Net realized gain (loss) on investments                                             (20,107)         (5,353)         58,119
Net unrealized appreciation (depreciation) of investments during the year            (8,853)         32,264         (29,108)
                                                                                  ---------      ----------    ------------
Net increase (decrease) in net assets resulting from operations                       2,958          46,034          22,064

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                                  578,191         597,368       4,368,976
Redemption of Variable Account units                                               (714,271)       (873,323)     (4,238,621)
Redemptions for mortality and expense and administrative charges                      2,313           3,261           8,720
Dividend income distribution to Fortis Benefits Insurance Company                         -               -               -
                                                                                  ---------      ----------    ------------
Net increase (decrease) from capital transactions                                  (133,767)       (272,694)        139,075
Net assets at beginning of year                                                     675,400         852,869       1,868,095
                                                                                  ---------      ----------    ------------
Net assets at end of year                                                         $ 544,591      $  626,209    $  2,029,234
                                                                                  =========      ==========    ============

                                                                                    INVESCO                           COMBINED
                                                                                  INDUSTRIAL       INVESCO            VARIABLE
                                                                                    INCOME        TECHNOLOGY          ACCOUNT
                                                                                  -----------    ------------    ---------------
OPERATIONS
Dividend income                                                                   $    15,560    $          -    $   288,944,665
Mortality and expense and administrative charges                                       (3,233)        (18,191)       (42,331,871)
Net realized gain (loss) on investments                                                50,003       1,995,638        114,341,208
Net unrealized appreciation (depreciation) of investments during the year              22,334       2,842,497        414,351,155
                                                                                  -----------    ------------    ---------------
Net increase (decrease) in net assets resulting from operations                        84,664       4,819,944        775,305,157

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                                  1,629,081      24,971,634      1,142,010,519
Redemption of Variable Account units                                               (1,394,230)    (18,308,129)      (945,768,190)
Redemptions for mortality and expense and administrative charges                        3,233          18,191         42,331,871
Dividend income distribution to Fortis Benefits Insurance Company                           -               -           (894,843)
                                                                                  -----------    ------------    ---------------
Net increase (decrease) from capital transactions                                     238,084       6,681,696        237,679,357
Net assets at beginning of year                                                       540,536       1,239,047      2,937,518,919
                                                                                  -----------    ------------    ---------------
Net assets at end of year                                                         $   863,284    $ 12,740,687    $ 3,950,503,433
                                                                                  ===========    ============    ===============


See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                       Statement of Changes in Net Assets

                          Year ended December 31, 1998

                                                                                  FORTIS U.S.
                                                                FORTIS GROWTH     GOVERNMENT    FORTIS MONEY    FORTIS ASSET
                                                                    STOCK         SECURITIES       MARKET        ALLOCATION
                                                                -------------   --------------  ------------    --------------
OPERATIONS
Dividend income                                                 $  26,467,526   $    8,254,423  $  2,881,782    $      944,495
Mortality and expense and administrative charges                   (7,108,278)      (1,819,718)     (754,138)       (6,446,486)
Net realized gain (loss) on investments                            34,160,134          378,287       317,058         5,833,283
Net unrealized appreciation (depreciation) of investments
   during the year                                                 29,707,787        2,601,264      (332,026)       80,554,775
                                                                -------------   --------------  ------------    --------------
Net increase (decrease) in net assets resulting from               83,227,169        9,414,256     2,112,676        80,886,067
   operations

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                  8,096,970       29,320,325    56,925,744        38,225,062
Redemption of Variable Account units                              (83,484,018)     (31,609,712)  (41,411,119)      (27,638,570)
Redemptions for mortality and expense and administrative
   charges                                                          7,108,278        1,819,718       754,138         6,446,486
Funding of subaccount by Fortis Benefits Insurance Company                  -                -             -                 -
Redemption of Fortis Benefits Insurance Company investment
   in subaccount                                                            -                -             -                 -
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                  -                -             -                 -
                                                                -------------   --------------  ------------    --------------
Net increase (decrease) from capital transactions                 (68,278,770)        (469,669)   16,268,763        17,032,978
Net assets at beginning of year                                   526,688,738      132,824,879    48,737,748       438,465,903
                                                                -------------   --------------  ------------    --------------
Net assets at end of year                                       $ 541,637,137   $  141,769,466  $ 67,119,187    $  536,384,948
                                                                =============   ==============  ============    ==============

                                                                   FORTIS                           FORTIS
                                                                 DIVERSIFIED    FORTIS GLOBAL     AGGRESSIVE
                                                                   INCOME           GROWTH          GROWTH
                                                               --------------  ---------------  ------------
OPERATIONS
Dividend income                                                $    6,770,367  $       295,915  $    171,175
Mortality and expense and administrative charges                   (1,387,204)      (3,706,532)   (1,205,738)
Net realized gain (loss) on investments                               248,128       15,447,835     1,786,779
Net unrealized appreciation (depreciation) of investments
   during the year                                                   (806,741)      12,596,119    15,717,735
                                                               --------------  ---------------  ------------
Net increase (decrease) in net assets resulting from                4,824,550       24,633,337    16,469,951
   operations

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                 11,808,123        5,585,488     6,778,089
Redemption of Variable Account units                               (9,454,092)     (47,585,475)  (13,235,104)
Redemptions for mortality and expense and administrative
   charges                                                          1,387,204        3,706,532     1,205,738
Funding of subaccount by Fortis Benefits Insurance Company                  -                -             -
Redemption of Fortis Benefits Insurance Company investment
   in subaccount                                                            -                -             -
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                  -                -             -
                                                               --------------  ---------------  ------------
Net increase (decrease) from capital transactions                   3,741,235      (38,293,455)   (5,251,277)
Net assets at beginning of year                                    98,063,099      275,542,311    86,757,870
                                                               --------------  ---------------  ------------
Net assets at end of year                                      $  106,628,884  $   261,882,193  $ 97,976,544
                                                               ==============  ===============  ============

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1998


                                                                                                FORTIS GLOBAL
                                                                  FORTIS GROWTH   FORTIS HIGH       ASSET        FORTIS GLOBAL
                                                                     & INCOME         YIELD       ALLOCATION         BOND
                                                                 --------------   ------------   ------------    ------------
OPERATIONS
Dividend income                                                  $       74,701   $  5,211,819   $  4,126,850    $    963,909
Mortality and expense and administrative charges                     (3,367,889)      (833,772)      (659,482)       (190,032)
Net realized gain (loss) on investments                               3,162,729        117,060        501,769         158,614
Net unrealized appreciation (depreciation) of investments
   during the year                                                   26,107,816     (5,113,753)     3,060,304       1,473,210
                                                                 --------------   ------------   ------------    ------------
Net increase (decrease) in net assets resulting from operations      25,977,357       (618,646)     7,029,441       2,405,701

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                   34,565,822     17,120,211      9,260,170       6,259,719
Redemption of Variable Account units                                (12,370,869)    (6,968,139)    (3,266,333)     (4,791,843)
Redemptions for mortality and expense and administrative
   charges                                                            3,367,889        833,772        659,482         190,032
Funding of subaccount by Fortis Benefits Insurance Company                    -              -              -               -
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                                 -              -              -               -
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                    -              -       (265,877)       (241,695)
                                                                 --------------   ------------   ------------    ------------
Net increase (decrease) from capital transactions                    25,562,842     10,985,844      6,387,442       1,416,213
Net assets at beginning of year                                     214,442,986     54,179,260     46,053,856      18,796,550
                                                                 --------------   ------------   ------------    ------------
Net assets at end of year                                        $  265,983,185   $ 64,546,458   $ 59,470,739    $ 22,618,464
                                                                 ==============   ============   ============    ============

                                                                     FORTIS
                                                                 INTERNATIONAL                      FORTIS
                                                                     STOCK        FORTIS VALUE      S & P 500
                                                                 ------------    ------------    -------------
OPERATIONS
Dividend income                                                  $  5,327,524    $  1,608,314    $   2,986,482
Mortality and expense and administrative charges                     (950,221)       (871,723)      (1,887,000)
Net realized gain (loss) on investments                             2,690,314         700,432        3,863,409
Net unrealized appreciation (depreciation) of investments
   during the year                                                  2,473,473       2,820,051       29,200,375
                                                                 ------------    ------------    -------------
Net increase (decrease) in net assets resulting from operations     9,541,090       4,257,074       34,163,266

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                 16,782,466      26,693,597      100,704,775
Redemption of Variable Account units                               (8,715,471)     (5,550,357)     (19,641,461)
Redemptions for mortality and expense and administrative
   charges                                                            950,221         871,723        1,887,000
Funding of subaccount by Fortis Benefits Insurance Company                  -               -                -
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                      (4,534,143)     (1,111,186)      (6,137,363)
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                  -               -                -
                                                                 ------------    ------------    -------------
Net increase (decrease) from capital transactions                   4,483,073      20,903,777       76,812,951
Net assets at beginning of year                                    63,379,379      47,432,774       89,188,764
                                                                 ------------    ------------    -------------
Net assets at end of year                                        $ 77,403,542    $ 72,593,625    $ 200,164,981
                                                                 ============    ============    =============

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1998


                                                                    FORTIS BLUE    FORTIS MID     FORTIS LARGE    FORTIS SMALL
                                                                     CHIP STOCK    CAP STOCK *     CAP GROWTH *    CAP VALUE *
                                                                   -------------  ------------    ------------    ------------
OPERATIONS
Dividend income                                                    $   2,429,183  $     19,450    $      3,827    $    189,053
Mortality and expense and administrative charges                      (1,324,309)      (22,225)         (6,487)        (41,502)
Net realized gain (loss) on investments                                  368,440       (12,512)         (8,719)        (17,305)
Net unrealized appreciation (depreciation) of investments
   during the year                                                    23,595,863       545,643       2,263,168          58,284
                                                                   -------------  ------------    ------------    ------------
Net increase (decrease) in net assets resulting from operations       25,069,177       530,356       2,251,789         188,530

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                    57,253,131     6,896,405       8,728,546      10,421,155
Redemption of Variable Account units                                  (2,538,109)     (225,181)       (226,237)       (610,438)
Redemptions for mortality and expense and administrative charges
                                                                       1,324,309        22,225           6,487          41,502
Funding of subaccount by Fortis Benefits Insurance Company                     -     4,150,000       4,150,000       4,150,000
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                           (182,209)            -               -               -
Dividend income distribution to Fortis Benefits Insurance
   Company                                                              (106,437)       (6,889)         (1,287)        (52,166)
                                                                   -------------  ------------    ------------    ------------
Net increase (decrease) from capital transactions                     55,750,685    10,836,560      12,657,509      13,950,053
Net assets at beginning of year                                       65,094,254             -               -               -
                                                                   -------------  ------------    ------------    ------------
Net assets at end of year                                          $ 145,914,116  $ 11,366,916    $ 14,909,298    $ 14,138,583
                                                                   =============  ============    ============    ============

                                                                                    NORWEST      NORWEST SMALL
                                                                    NORWEST      INTERMEDIATE      COMPANY
                                                                   VALUGROWTH        BOND           STOCK
                                                                  ------------    ------------   ------------
OPERATIONS
Dividend income                                                   $    238,581    $  1,098,033   $     39,626
Mortality and expense and administrative charges                      (411,392)       (207,725)      (168,037)
Net realized gain (loss) on investments                                 14,844          58,241        222,258
Net unrealized appreciation (depreciation) of investments
   during the year                                                   5,752,937      (1,238,385)    (2,310,701)
                                                                  ------------    ------------   ------------
Net increase (decrease) in net assets resulting from operations      5,594,970        (289,836)    (2,216,854)

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                   9,841,845      14,092,379      6,325,057
Redemption of Variable Account units                                (1,757,906)     (1,034,235)      (779,846)
Redemptions for mortality and expense and administrative charges
                                                                       411,392         207,725        168,037
Funding of subaccount by Fortis Benefits Insurance Company                   -               -              -
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                                -               -     (1,710,197)
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                   -               -              -
                                                                  ------------    ------------   ------------
Net increase (decrease) from capital transactions                    8,495,331      13,265,869      4,003,051
Net assets at beginning of year                                     21,661,424       9,180,606     11,506,028
                                                                  ------------    ------------   ------------
Net assets at end of year                                         $ 35,751,725    $ 22,156,639   $ 13,292,225
                                                                  ============    ============   ============

*    For the period from May 1, 1998 to December 31, 1998.

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1998

                                                                   NORWEST                                        AIM V.I.
                                                                    INCOME          SCUDDER       AIM V.I.      INTERNATIONAL
                                                                    EQUITY       INTERNATIONAL     VALUE           EQUITY
                                                                 ------------     -----------    -----------     -----------
OPERATIONS
Dividend income                                                  $  1,056,309     $   896,543    $   211,271     $    12,369
Mortality and expense and administrative charges                     (888,643)       (109,417)       (18,617)         (7,795)
Net realized gain (loss) on investments                               230,940          30,845            847            (627)
Net unrealized appreciation (depreciation) of investments
   during the year                                                  8,996,308         252,510        460,156          23,040
                                                                 ------------     -----------    -----------     -----------
Net increase (decrease) in net assets resulting from operations     9,394,914       1,070,481        653,657          26,987

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                 37,762,541       1,811,004      4,403,159       1,598,178
Redemption of Variable Account units                               (1,797,881)       (788,697)      (103,173)        (58,597)
Redemptions for mortality and expense and administrative
   charges                                                            888,643         109,417         18,617           7,795
Funding of subaccount by Fortis Benefits Insurance Company                  -               -              -               -
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                               -               -              -               -
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                  -               -              -               -
                                                                 ------------     -----------    -----------     -----------
Net increase (decrease) from capital transactions                  36,853,303       1,131,724      4,318,603       1,547,376
Net assets at beginning of year                                    39,808,806       6,184,726              -               -
                                                                 ------------     -----------    -----------     -----------
Net assets at end of year                                        $ 86,057,023     $ 8,386,931    $ 4,972,260     $ 1,574,363
                                                                 ============     ===========    ===========     ===========

                                                                   ALLIANCE                         ALLIANCE
                                                                     MONEY            ALLIANCE       PREMIER
                                                                    MARKET         INTERNATIONAL     GROWTH
                                                                  -------------   --------------  ------------
OPERATIONS
Dividend income                                                   $   1,519,027   $      275,640  $     43,994
Mortality and expense and administrative charges                        (71,287)          (9,699)      (21,589)
Net realized gain (loss) on investments                                       -          670,420       539,395
Net unrealized appreciation (depreciation) of investments
   during the year                                                            -          (11,830)    1,207,289
                                                                  -------------   --------------  ------------
Net increase (decrease) in net assets resulting from operations       1,447,740          924,531     1,769,089

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                  275,790,809      112,885,826    44,398,125
Redemption of Variable Account units                               (267,800,970)    (115,289,922)  (39,496,646)
Redemptions for mortality and expense and administrative
   charges                                                               71,287            9,699        21,589
Funding of subaccount by Fortis Benefits Insurance Company                    -                -             -
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                                 -                -             -
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                    -                -             -
                                                                  -------------   --------------  ------------
Net increase (decrease) from capital transactions                     8,061,126       (2,394,397)    4,923,068
Net assets at beginning of year                                       7,052,507        2,655,816     2,003,592
                                                                  -------------   --------------  ------------
Net assets at end of year                                         $  16,561,373   $    1,185,950  $  8,695,749
                                                                  =============   ==============  ============

See accompanying notes.

\

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1998


                                                                                                   FEDERATED U.S.    FEDERATED
                                                                      SAFECO           SAFECO        GOVERNMENT     HIGH INCOME
                                                                      GROWTH           EQUITY      SECURITIES II   BOND FUND II
                                                                   ------------     -----------     -----------    ------------
OPERATIONS
Dividend income                                                    $    611,481     $   107,105     $     1,490    $    145,006
Mortality and expense and administrative charges                        (23,023)         (8,994)         (3,497)        (14,352)
Net realized gain (loss) on investments                                (298,311)        106,229          38,761         102,512
Net unrealized appreciation (depreciation) of investments during
   the year                                                              20,810         181,464          10,223          70,747
                                                                   ------------     -----------     -----------    ------------
Net increase (decrease) in net assets resulting from operations         310,957         385,804          46,977         303,913

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                   38,247,904       5,017,777       8,903,906      12,041,460
Redemption of Variable Account units                                (36,738,247)     (4,563,051)     (8,113,615)    (11,229,632)
Redemptions for mortality and expense and administrative charges         23,023           8,994           3,497          14,352
Funding of subaccount by Fortis Benefits Insurance Company                    -               -               -               -
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                                 -               -               -               -
Dividend income distribution to Fortis Benefits Insurance Company             -               -               -               -
                                                                   ------------     -----------     -----------    ------------
Net increase (decrease) from capital transactions                     1,532,680         463,720         793,788         826,180
Net assets at beginning of year                                       3,734,465       1,439,067         213,422       2,583,066
                                                                   ------------     -----------     -----------    ------------
Net assets at end of year                                          $  5,578,102     $ 2,288,591     $ 1,054,187    $  3,713,159
                                                                   ============     ===========     ===========    ============

                                                                                                     LEXINGTON
                                                                                     FEDERATED        NATURAL
                                                                      FEDERATED       AMERICAN       RESOURCES
                                                                     UTILITY II      LEADERS II        TRUST
                                                                     ----------     -----------     -----------
OPERATIONS
Dividend income                                                      $   17,235     $   233,707     $    43,384
Mortality and expense and administrative charges                         (3,159)        (12,652)         (3,193)
Net realized gain (loss) on investments                                 (30,623)        274,612        (119,305)
Net unrealized appreciation (depreciation) of investments during
   the year                                                               3,687          77,514        (105,350)
                                                                     ----------     -----------     -----------
Net increase (decrease) in net assets resulting from operations         (12,860)        573,181        (184,464)

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                    6,829,897      26,396,563       1,760,109
Redemption of Variable Account units                                 (7,379,883)    (28,510,268)     (2,202,365)
Redemptions for mortality and expense and administrative charges          3,159          12,652           3,193
Funding of subaccount by Fortis Benefits Insurance Company                    -               -               -
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                                 -               -               -
Dividend income distribution to Fortis Benefits Insurance Company             -               -               -
                                                                     ----------     -----------     -----------
Net increase (decrease) from capital transactions                      (546,827)     (2,101,053)       (439,063)
Net assets at beginning of year                                       1,650,178       3,193,445       1,156,327
                                                                     ----------     -----------     -----------
Net assets at end of year                                            $1,090,491     $ 1,665,573     $   532,800
                                                                     ==========     ===========     ===========

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1998


                                                                    LEXINGTON         MFS
                                                                     EMERGING       EMERGING         MFS HIGH       MFS WORLD
                                                                     MARKETS         GROWTH           INCOME        GOVERNMENT
                                                                    -----------    ------------     -----------     -----------
OPERATIONS
Dividend income                                                     $     6,180    $     14,899     $    68,432     $     1,291
Mortality and expense and administrative charges                           (496)        (10,192)         (4,620)           (565)
Net realized gain (loss) on investments                                  (9,637)        533,200          (9,817)          3,733
Net unrealized appreciation (depreciation) of investments during
   the year                                                             (21,006)        819,762         (69,962)          1,201
                                                                    -----------    ------------     -----------     -----------
Net increase (decrease) in net assets resulting from operations         (24,959)      1,357,669         (15,967)          5,660

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                    1,654,144      29,085,014       5,754,624       1,429,924
Redemption of Variable Account units                                 (2,210,494)    (27,832,016)     (2,913,514)     (1,219,491)
Redemptions for mortality and expense and administrative charges            496          10,192           4,620             565
Funding of subaccount by Fortis Benefits Insurance Company                    -               -               -               -
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                                 -               -               -               -
Dividend income distribution to Fortis Benefits Insurance Company             -               -               -               -
                                                                    -----------    ------------     -----------     -----------
Net increase (decrease) from capital transactions                      (555,854)      1,263,190       2,845,730         210,998
Net assets at beginning of year                                         639,707       4,168,592         679,037         108,348
                                                                    -----------    ------------     -----------     -----------
Net assets at end of year                                           $    58,894    $  6,789,451     $ 3,508,800     $   325,006
                                                                    ===========    ============     ===========     ===========

                                                                     MONTGOMERY                       STRONG
                                                                      EMERGING      MONTGOMERY       DISCOVERY
                                                                      MARKETS         GROWTH           FUND II
                                                                    -----------    ------------     -----------
OPERATIONS
Dividend income                                                     $     1,019    $     27,444     $    28,115
Mortality and expense and administrative charges                         (2,277)         (5,823)         (2,038)
Net realized gain (loss) on investments                                (251,784)         63,647          17,142
Net unrealized appreciation (depreciation) of investments during
   the year                                                              12,116        (104,066)         17,556
                                                                    -----------    ------------     -----------
Net increase (decrease) in net assets resulting from operations        (240,926)        (18,798)         60,775

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                    3,568,166         958,991       8,735,012
Redemption of Variable Account units                                 (3,677,901)     (2,080,709)     (8,549,511)
Redemptions for mortality and expense and administrative charges          2,277           5,823           2,038
Funding of subaccount by Fortis Benefits Insurance Company                    -               -               -
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                                 -               -               -
Dividend income distribution to Fortis Benefits Insurance Company             -               -               -
                                                                    -----------    ------------     -----------
Net increase (decrease) from capital transactions                      (107,458)     (1,115,895)        187,539
Net assets at beginning of year                                         657,547       1,903,023         236,792
                                                                    -----------    ------------     -----------
Net assets at end of year                                           $   309,163    $    768,330     $   485,106
                                                                    ===========    ============     ===========

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1998



                                                                                      AMERICAN        AMERICAN         VAN ECK
                                                                      STRONG         CENTURY VP       CENTURY         WORLDWIDE
                                                                 INTERNATIONAL II     BALANCED       VP GROWTH        BOND FUND
                                                                 ----------------   ------------    ------------     -----------
OPERATIONS
Dividend income                                                   $       4,316    $     97,253    $      5,760     $     7,031
Mortality and expense and administrative charges                         (1,711)         (2,774)         (2,218)         (2,373)
Net realized gain (loss) on investments                                  62,354         (77,370)         67,659          45,162
Net unrealized appreciation (depreciation) of investments
   during the year                                                        9,766          86,667          32,986           5,746
                                                                  -------------    ------------    ------------     -----------
Net increase (decrease) in net assets resulting from operations          74,725         103,776         104,187          55,566

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                   11,439,550       3,176,516      22,191,371       3,619,169
Redemption of Variable Account units                                (11,526,224)     (2,521,079)    (22,309,476)     (3,073,617)
Redemptions for mortality and expense and administrative charges
                                                                          1,711           2,774           2,218           2,373
Funding of subaccount by Fortis Benefits Insurance Company                    -               -               -               -
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                                 -               -               -               -
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                    -               -               -               -
                                                                  -------------    ------------    ------------     -----------
Net increase (decrease) from capital transactions                       (84,963)        658,211        (115,887)        547,925
Net assets at beginning of year                                         330,805         566,623         141,757         278,607
                                                                  -------------    ------------    ------------     -----------
Net assets at end of year                                         $     320,567    $  1,328,610    $    130,057     $   882,098
                                                                  =============    ============    ============     ===========

                                                                     VAN ECK       NEUBERGER &
                                                                    WORLDWIDE      BERMAN AMT      NEUBERGER &
                                                                   HARD ASSETS      LIMITED        BERMAN AMT
                                                                       FUND       MATURITY BOND     PARTNERS
                                                                   -----------    -------------    -----------
OPERATIONS
Dividend income                                                    $   146,361    $     23,272    $   123,635
Mortality and expense and administrative charges                        (3,044)         (2,433)        (4,346)
Net realized gain (loss) on investments                               (314,422)         (4,949)       (90,988)
Net unrealized appreciation (depreciation) of investments
   during the year                                                     (47,362)          3,288        (45,410)
                                                                   -----------    ------------    -----------
Net increase (decrease) in net assets resulting from operations       (218,467)         19,178        (17,109)

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                   4,113,612       1,490,835      1,326,782
Redemption of Variable Account units                                (4,849,914)     (1,173,233)    (1,051,703)
Redemptions for mortality and expense and administrative charges
                                                                         3,044           2,433          4,346
Funding of subaccount by Fortis Benefits Insurance Company                   -               -              -
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                                -               -              -
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                   -               -              -
                                                                   -----------    ------------    -----------
Net increase (decrease) from capital transactions                     (733,258)        320,035        279,425
Net assets at beginning of year                                      1,323,208         336,187        590,553
                                                                   -----------    ------------    -----------
Net assets at end of year                                          $   371,483    $    675,400    $   852,869
                                                                   ===========    ============    ===========

See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                 Statement of Changes in Net Assets (continued)

                          Year ended December 31, 1998


                                                                     INVESCO         INVESCO                          COMBINED
                                                                     HEALTH &      INDUSTRIAL       INVESCO           VARIABLE
                                                                     SCIENCES        INCOME        TECHNOLOGY         ACCOUNT
                                                                   ------------   ------------     -----------    ----------------
OPERATIONS
Dividend income                                                    $     45,713   $     25,527     $     5,212    $     75,909,596
Mortality and expense and administrative charges                         (4,325)        (2,272)         (2,193)        (34,619,507)
Net realized gain (loss) on investments                                  83,990        (17,099)        (30,307)         71,607,287
Net unrealized appreciation (depreciation) of investments
   during the year                                                      170,413         32,862         160,236         240,978,559
                                                                   ------------   ------------     -----------    ----------------
Net increase (decrease) in net assets resulting from operations         295,791         39,018         132,948         353,875,395

CAPITAL TRANSACTIONS
Purchase of Variable Account units                                    5,191,549      1,055,446       4,726,295       1,169,049,337
Redemption of Variable Account units                                 (3,777,233)      (893,692)     (3,791,287)       (950,418,556)
Redemptions for mortality and expense and administrative charges
                                                                          4,325          2,272           2,193          34,619,507
Funding of subaccount by Fortis Benefits Insurance Company                    -              -               -          12,450,000
Redemption of Fortis Benefits Insurance Company investment in
   subaccount                                                                 -              -               -         (13,675,098)
Dividend income distribution to Fortis Benefits Insurance
   Company                                                                    -              -               -            (674,351)
                                                                   ------------   ------------     -----------    ----------------
Net increase (decrease) from capital transactions                     1,418,641        164,026         937,201         251,350,839
Net assets at beginning of year                                         153,663        337,492         168,898       2,332,292,685
                                                                   ------------   ------------     -----------    ----------------
Net assets at end of year                                          $  1,868,095   $    540,536     $ 1,239,047    $  2,937,518,919
                                                                   ============   ============     ===========    ================


See accompanying notes.

                        Fortis Benefits Insurance Company
                               Variable Account D

                          Notes to Financial Statements

                               December 31, 1999

1.   GENERAL

FORTIS BENEFITS INSURANCE COMPANY

Variable Account D (the "Account") was established as a segregated asset account of Fortis Benefits Insurance Company ("Fortis Benefits") on October 14, 1987 under Minnesota law. The Account is registered under the Investment Company Act of 1940 as a unit investment trust. The variable annuity contracts are sold under the names of EmPower Variable Annuity, Opportunity Variable Annuity, Wells Fargo Passage Variable Annuity (formerly known as Norwest Passage Variable Annuity), Masters Variable Annuity, Value Advantage Plus Variable Annuity and Income Preferred Variable Annuity and Federated Triple Crown Variable Annuity.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The assets of the Account are segregated from Fortis Benefits' other assets. The operations of the Account are part of Fortis Benefits. The following is a summary of significant accounting policies consistently followed by the Account in the preparation of its financial statements.

INVESTMENT TRANSACTIONS

Capital gain distributions from subaccounts are recorded on the ex-dividend date and reinvested upon receipt.

INVESTMENT INCOME

Dividend income distributions from subaccounts are recorded on the ex-dividend date and reinvested upon receipt.

                        Fortis Benefits Insurance Company
                               Variable Account D

                    Notes to Financial Statements (continued)


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of net assets at the date of the financial statements and the reported amounts of net increase and decrease in net assets from operations during the reporting period. Actual results could differ from these estimates.

3.   INVESTMENTS

There were 61 subaccounts within the Account. Investment in shares of the Fortis Series Fund, Inc. (the "Series") subaccounts are stated at market value, which is based on the percentage owned by the Account of the net asset value for the respective portfolios of these Series. The Series' net asset value is based on market quotations of the securities held in the portfolio. Investments in the other subaccounts are valued at the net asset (market) value per share at the close of business on December 31, as reported by the respective mutual fund.

On September 20, 1999, the Norwest Series Funds changed its name to the Wells Fargo Variable Trust. As a result of the change from Norwest to Wells Fargo, the following funds changed names: The Norwest Select Income Equity Fund changed to Wells Fargo Variable Trust Equity Income Fund, the Norwest Select Valugrowth Fund changed to Wells Fargo Variable Trust Large Company Growth Fund, the Norwest Income Fund changed to the Wells Fargo Variable Trust Corporate Bond Fund, and the Norwest Select Small Company Stock Fund changed to the Wells Fargo Variable Trust Small Cap Stock Fund.

The cost of investments sold and redeemed is determined on the average cost method. Unrealized appreciation or depreciation of investments represents the Account's share of the subaccounts' undistributed net investment income, undistributed realized gains or losses and unrealized appreciation or depreciation.

                        Fortis Benefits Insurance Company
                               Variable Account D

                    Notes to Financial Statements (continued)


3.   INVESTMENTS (CONTINUED)

Purchases and sales of shares of the Fund are recorded on the trade date. The number of shares and aggregate cost of purchases, including reinvested dividends and realized capital gains, and aggregate cost of investments sold or redeemed were as follows:

                                                             YEAR ENDED DECEMBER 31, 1999
                                                ----------------------------------------------------------
                                                          SHARES              COST OF       COST OF SALES/
                                                PURCHASED        SOLD         PURCHASES      REDEMPTIONS
                                                ---------        ----         ---------      -----------
   Fortis Series Fund, Inc.:
     Growth Stock                               4,978,132      2,488,571     $161,442,240   $  60,051,825
     U.S. Government Securities                 1,916,594      2,147,519       19,930,332      23,141,836
     Money Market                               9,210,743      5,738,592      103,104,140      63,850,738
     Asset Allocation                           4,015,172      2,762,388       82,165,249      43,092,189
     Diversified Income                         1,206,078      1,555,645       13,354,668      18,287,745
     Global Growth                                770,088      2,667,719       20,141,023      38,663,127
     Aggressive Growth                          1,237,296        784,771       28,632,229      10,639,902
     Growth & Income                            1,147,912      1,657,035       23,472,414      24,762,684
     High Yield                                 1,396,065      1,176,380       13,088,327      11,968,830
     Global Asset Allocation                      730,517        535,027       10,234,446       6,996,772
     Global Bond                                  728,969        425,728        8,090,103       4,981,315
     International Stock                        1,543,903        815,081       24,396,424      10,609,129
     Value                                        449,284        605,528        6,823,332       7,895,168
     S & P 500                                  6,179,339      2,022,842      125,545,450      38,403,086
     Blue Chip Stock                            2,679,741        277,993       52,655,703       4,405,532
     Mid Cap Stock                                891,979        125,899        8,528,073       1,140,982
     Large Cap Growth                           3,491,409         50,255       47,009,337         703,566
     Small Cap Value                            1,921,850        222,974       19,193,803       2,225,383
   Wells Fargo Variable Trust:
     Large Cap                                    467,130        240,704       17,880,099       3,039,944
     Corporate Bond                             1,120,765        230,185       13,560,810       2,673,496
     Small Cap Stock                              122,610        269,659        1,382,121       3,442,322
     Income Equity                              2,148,439        203,437       38,111,023       2,903,009
     Growth                                         2,183              -           56,266               1
     Equity Value                                  10,708              -          100,121               -
     Asset Allocation                              75,891            302        1,191,046           4,188
   Scudder Variable Life Investment Fund:
     International                                 14,987        101,879        1,051,785       1,344,120
   AIM Variable Insurance Funds, Inc.:
     V.I. Value Fund                              563,265          9,554       16,886,126         251,080
     V.I. International Equity                    121,509          9,905        2,806,228         199,314

                        Fortis Benefits Insurance Company
                               Variable Account D

                    Notes to Financial Statements (continued)


3.   INVESTMENTS (CONTINUED)

                                                            YEAR ENDED DECEMBER 31, 1999
                                               ----------------------------------------------------------
                                                      SHARES                  COST OF       COST OF SALES/
                                               PURCHASED        SOLD          PURCHASES      REDEMPTIONS
                                               ---------        ----          ---------      -----------
   Alliance Variable Product Series:
     Money Market                             200,370,409    201,747,571     $201,349,414    $201,747,571
     International                              3,557,215      3,535,060       61,457,460      60,791,954
     Premier Growth                               385,714        459,541       13,323,209      13,954,163
   SAFECO Resource Series:
     Growth                                       243,582        321,802        5,005,304       7,128,837
     Equity                                        88,378         61,277        2,905,724       1,784,602
   Federated Insurance Series:
     U.S. Government Securities II                610,469        256,608        6,530,790       2,759,786
     High Income Bond Fund II                   2,064,857      1,597,032       21,900,547      16,837,452
     American Leaders II                        3,837,639      2,066,898       81,174,935      44,003,183
     Equity Income                              1,474,209          2,456       22,103,728          36,380
     Growth Strategies                            798,642          6,531       18,226,511         137,022
     International Equity II                      374,118            439        6,933,636           7,065
     Utility II                                   548,821        163,128        7,914,617       2,358,588
     Money II                                   8,313,351      7,080,345        8,358,067       7,080,345
     Strategic Income II                           58,160            138          586,922           1,353
     Small Cap II                                  85,863             36        1,018,966             427
   Lexington Funds, Inc.:
     Natural Resources Trust                      170,459        145,816        2,161,210       1,904,504
     Emerging Markets                             135,638         14,322          135,773         105,456
   MFS Variable Insurance Trust:
     Emerging Growth                              249,835        301,231       14,159,112       6,393,261
     High Income                                  455,613        466,550       10,179,495       5,448,479
     World Government                              67,910         96,403          719,554       1,015,419
   Montgomery Variable Funds:
     Emerging Markets                           2,441,174      2,392,615       20,357,660      19,699,007
     Growth                                       235,480        260,002        3,992,065       4,284,459
   Strong Variable Insurance Funds:
     Discovery II                                 150,502        167,330        1,533,197       1,782,195
     International II                           1,729,393      1,600,904       17,406,027      15,417,494
   American Century Investments:
     VP Balanced                                   90,380         88,096          917,761         688,763
     VP Capital Appreciation                      141,050        105,438        1,507,118       1,023,707

                        Fortis Benefits Insurance Company
                               Variable Account D

                    Notes to Financial Statements (continued)


3.   INVESTMENTS (CONTINUED)

                                                             YEAR ENDED DECEMBER 31, 1999
                                                ----------------------------------------------------------
                                                          SHARES                COST OF     COST OF SALES/
                                                PURCHASED         SOLD         PURCHASES     REDEMPTIONS
                                                ---------         ----         ---------     -----------
   Van Eck Worldwide Insurance Trust:
     Worldwide Bond Fund                           96,979        142,677     $  1,082,718    $  1,641,454
     Worldwide Hard Assets Fund                   523,306        479,248        5,500,799       5,177,805
   Neuberger & Berman, Inc.:
     AMT Limited Maturity Bond                     43,964         54,339          612,422         734,378
     AMT Partners                                  30,511         44,921          619,752         878,676
   INVESCO, Inc.:
     Health & Sciences                            289,246        284,870        4,370,749       4,180,502
     Industrial Income                             81,284         69,977        1,644,642       1,344,227
     Technology                                 1,106,916        850,184       24,971,634      16,312,491

                                                             YEAR ENDED DECEMBER 31, 1998
                                                ----------------------------------------------------------
                                                          SHARES                COST OF     COST OF SALES/
                                                PURCHASED         SOLD         PURCHASES     REDEMPTIONS
                                                ---------         ----         ---------     -----------
   Fortis Series Fund, Inc.:
     Growth Stock                               1,004,034      2,196,640    $  34,564,496   $  49,323,884
     U.S. Government Securities                 3,437,980      2,901,372       37,574,748      31,231,425
     Money Market                               5,363,997      3,716,023       59,807,526      41,094,061
     Asset Allocation                           2,001,168      1,458,017       39,169,557      21,805,287
     Diversified Income                         1,549,018        782,457       18,578,490       9,205,964
     Global Growth                                285,660      2,261,137        5,881,403      32,137,640
     Aggressive Growth                            487,885        901,804        6,949,264      11,448,325
     Growth & Income                            1,726,589        629,713       34,640,523       9,208,139
     High Yield                                 2,152,596        667,421       22,332,030       6,851,079
     Global Asset Allocation                      936,706        250,285       13,387,020       3,303,440
     Global Bond                                  631,500        440,320        7,223,628       4,874,924
     International Stock                        1,503,232        902,541       22,109,990      10,559,299
     Value                                      1,993,402        477,833       28,301,911       5,961,110
     S & P 500                                  6,188,109      1,534,358      103,691,257      21,915,415
     Blue Chip Stock                            3,595,998        155,356       59,682,314       2,458,315
     Mid Cap Stock                              1,205,928         26,346       11,055,855         244,582
     Large Cap Growth                           1,260,680         22,820       12,882,373         236,243
     Small Cap Value                            1,598,441         74,837       14,760,208         679,909
   Norwest Select Fund:
     ValuGrowth                                   660,500        120,742       10,080,966       1,743,062
     Intermediate Bond                          1,183,655         82,025       15,190,412         975,994

                        Fortis Benefits Insurance Company
                               Variable Account D

                    Notes to Financial Statements (continued)


3.   INVESTMENTS (CONTINUED)

                                                             YEAR ENDED DECEMBER 31, 1998
                                                ----------------------------------------------------------
                                                          SHARES                COST OF     COST OF SALES/
                                                PURCHASED         SOLD         PURCHASES      REDEMPTIONS
                                                ---------         ----         ---------      -----------
   Norwest Select Fund (continued):
     Small Company Stock                          517,603        197,617     $  6,364,683   $   2,267,785
     Income Equity                              2,588,219        119,655       38,818,850       1,566,941
   Scudder Variable Life Investment Fund:
     International                                195,728         58,024        2,707,547         757,852
   AIM Variable Insurance Funds, Inc.:
     V.I. Value Fund                              193,718          4,299        4,614,430         102,326
     V.I. International Equity                     83,290          3,047        1,610,547          59,224
   Alliance Variable Product Series:
     Money Market                             277,309,836    267,800,970      277,309,836     267,800,970
     International                              6,931,865      7,035,341      113,161,466     114,619,502
     Premier Growth                             1,715,690      1,530,908       44,442,119      38,957,251
   SAFECO Resource Series:
     Growth                                     1,515,642      1,412,953       38,859,385      37,036,558
     Equity                                       184,338        165,126        5,124,882       4,456,822
   Federated Insurance Series:
     U.S. Government Securities II                820,671        746,374        8,905,396       8,074,854
     High Income Bond Fund II                   1,126,285      1,022,148       12,186,466      11,127,120
     Utility II                                 1,122,568        523,631        6,847,132       7,410,506
     American Leaders II                        1,344,922      1,430,779       26,630,270      28,235,656
   Lexington Funds, Inc.:
     Natural Resources Trust                      126,536        155,785        1,803,493       2,321,670
     Emerging Markets                             200,566        261,939        1,660,324       2,220,131
   MFS Variable Insurance Trust:
     Emerging Growth                            1,634,214      1,576,261       29,099,913      27,298,816
     High Income                                  494,434        245,098        5,823,056       2,923,331
     World Government                             135,626        116,366        1,431,215       1,215,758
   Montgomery Variable Funds:
     Emerging Markets                             454,651        469,946        3,569,185       3,929,685
     Growth                                        63,835        140,023          986,435       2,017,062
   Strong Variable Insurance Funds:
     Discovery II                                 675,218        656,764        8,763,127       8,532,369
     International II                           1,257,834      1,256,817       11,443,866      11,463,870
   American Century Investments:
     VP Balanced                                  407,610        317,069        3,273,769       2,598,449
     VP Growth                                  2,372,711      2,372,936       22,197,131      22,241,817

                        Fortis Benefits Insurance Company
                               Variable Account D

                    Notes to Financial Statements (continued)


3.   INVESTMENTS (CONTINUED)

                                                                YEAR ENDED DECEMBER 31, 1998
                                                ----------------------------------------------------------
                                                          SHARES                COST OF     COST OF SALES/
                                                PURCHASED         SOLD         PURCHASES      REDEMPTIONS
                                                ---------         ----         ---------      -----------
   Van Eck Worldwide Insurance Trust:
     Worldwide Bond Fund                          305,599        259,118     $  3,626,200   $   3,028,455
     Worldwide Hard Assets Fund                   328,539        372,387        4,259,973       5,164,336
   Neuberger & Berman, Inc.:
     AMT Limited Maturity Bond                    110,676         85,614        1,514,107       1,178,182
     AMT Partners                                  73,345         56,959        1,450,417       1,142,691
   INVESCO, Inc.:
     Health & Sciences                            396,457        288,098        5,237,262       3,693,243
     Industrial Income                             59,410         50,171        1,080,973         910,791
     Technology                                   377,427        305,735        4,731,507       3,821,594

Fortis Benefits' investment in the subaccounts represented the following number of shares of the Funds held and aggregate cost of amounts invested at December 31, 1999:


                                                                 COST OF
                                                SHARES            SHARES
                                                -------         ----------
   Fortis Series Fund, Inc.:
     Global Asset Allocation                    299,219         $3,216,120
     Global Bond                                518,523          5,286,998
     Blue Chip Stock                            342,151          3,533,258
     Mid Cap Stock                              415,029          4,149,737
     Large Cap Growth                           415,274          4,183,997
     Small Cap Value                            415,310          4,142,723

                        Fortis Benefits Insurance Company
                               Variable Account D

                    Notes to Financial Statements (continued)


4.   ACCOUNT CHARGES

ADMINISTRATION CHARGE

A $35 annual contract administrative charge is deducted each contract year from the value of each Opportunity Variable Annuity and Masters Variable Annuity and $30 for each EmPower Variable Annuity, Wells Fargo Passage Variable Annuity and Value Advantage Plus Variable Annuity on each anniversary of the contract date and upon total surrender of the contract. This charge will be waived during the accumulation period if the contract value at the end of the contract year (or upon total surrender) is $25,000 or more for the Opportunity Variable Annuity, Masters Variable Annuity and Wells Fargo Passage Variable Annuity and $100,000 for the EmPower Variable Annuity.

In addition, Fortis Benefits assesses each subaccount of the Opportunity Variable Annuity, Masters Variable Annuity, Income Preferred Variable Annuity and Federated Triple Crown Variable Annuity, a daily charge for administrative expense at annual rate of 0.10% of the net assets. For the EmPower Variable Annuity and Wells Fargo Passage Variable Annuity, the daily charge is assessed at an annual rate of 0.15%.

MORTALITY AND EXPENSE RISK CHARGE

Fortis Benefits assesses each subaccount of the Opportunity Variable Annuity, Masters Variable Annuity and Wells Fargo Passage Variable Annuity a daily charge for mortality and expense risk at an annual rate of 1.25% of the net assets. For the EmPower Variable Annuity, the daily charge is assessed at an annual rate of 1.10%. For the Income Preferred Variable Annuity, the daily charge is assessed at an annual rate of 1.85%. For the Value Advantage Plus Variable Annuity, the mortality and expense risk charge is assessed at an annual rate of 0.45%. For the Federated Triple Crown Variable Annuity, the mortality and expense risk charge for contract owners less than 61 years old is 1.10%, and for contract owners 61 years or older is 1.30%.

                        Fortis Benefits Insurance Company
                               Variable Account D

                    Notes to Financial Statements (continued)


4.   ACCOUNT CHARGES (CONTINUED)

INVESTMENT RISK CHARGE

Fortis Benefits bears an investment risk associated with the Income Preferred Variable Annuity in relation to the Guaranteed Payout Plan Benefit. With this benefit Fortis bears the risk that investment performance is insufficient to cover the guarantee of the return of purchase payment. Fortis assesses a daily charge at an annual rate of .35% for this risk.

5.   SURRENDER AND PREMIUM TAX CHARGES

FREE SURRENDERS

The following amounts can be withdrawn from the contract without a surrender charge:

     - Any purchase payments received more than five years prior to the surrender date for Opportunity Variable Annuity and the Wells Fargo Passage Variable Annuity, seven years for Masters Variable Annuity and the Federated Triple Crown Variable Annuity, and nine years for Income Preferred Variable Annuity and have not been previously surrendered.

     - In any contract year, up to 10% of the purchase payments received less than five years prior to the surrender date for Opportunity Variable Annuity and Wells Fargo Passage Variable Annuity, seven years prior to the surrender date for Masters Variable Annuity and the Federated Triple Crown Variable Annuity, and nine years prior to the surrender date for Income Preferred Variable Annuity

     - For Masters Variable Annuity, Wells Fargo Passage Variable Annuity and Federated Triple Crown Variable Annuity, any earnings that have not been previously surrendered.

     - For EmPower Variable Annuity and Value Advantage Plus Variable Annuity, there is no surrender charge.

                        Fortis Benefits Insurance Company
                               Variable Account D

                    Notes to Financial Statements (continued)


5.   SURRENDER AND PREMIUM TAX CHARGES (CONTINUED)

AMOUNT OF SURRENDER CHARGE

Surrender charges apply only if the amount being withdrawn exceeds the sum of the amounts listed above under Free Surrenders. The surrender charge is based on a percentage of the amount of purchase payments surrendered. The percentage of payments is set at 5% during the first five years on the Opportunity Variable Annuity and Wells Fargo Passage Variable Annuity contracts with a sliding scale down to zero by the end of the fifth year. The percentage is set at 7% during the first seven years of the Masters Variable Annuity contracts, with a sliding scale down to zero by the end of the seventh year. The percentage is set at 8% during the first nine years of the Income Preferred Variable Annuity contracts, with a sliding scale down to zero by the end of the ninth year.

PREMIUM TAXES

Where premium taxes or similar assessments are imposed by states or other jurisdictions upon receipt of purchase payments, Fortis Benefits pays such taxes on behalf of the contract owner and will deduct a charge for these amounts from the contract value upon surrender, death of the annuitant or contract owner, or annuitization of the contract. In jurisdictions where premium taxes or similar assessments are imposed at the time annuity payments begin, Fortis Benefits will deduct a charge on a pro rata basis from the contract value at that time.

Surrender and premium tax charges are included in redemptions and are paid directly to Fortis Benefits. The surrender and premium tax charges collected by Fortis Benefits were $6,252,617 and $4,332,105 in 1999 and 1998, respectively.

6. FEDERAL INCOME TAXES

The operations of the Account form part of, and are taxed with, the operations of Fortis Benefits, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset value of the subaccounts are not affected by income taxes on income distributions received by the subaccounts.

                        Fortis Benefits Insurance Company
                               Variable Account D

                    Notes to Financial Statements (continued)


7.   RELATED PARTY TRANSACTIONS

Fortis Advisers, Inc. (Fortis Advisers), an affiliate of Fortis Benefits, provides investment management services to Fortis Series Fund, Inc. in exchange for investment advisory and management fees. Investment advisory and management fees are based on each portfolio's daily net assets and decrease through reduced percentages as average daily net assets increase. The fees represent an investment expense to Fortis Series Fund, Inc. which reduces the portfolios' net assets. The fees charged by Fortis Advisers are not available on an individual variable account basis. Fees for all variable accounts to which Fortis Advisers provided investment management services amounted to $21,779,394 and $17,790,513 in 1999 and 1998, respectively.

8.   YEAR 2000 (UNAUDITED)

The Account has no computer systems of its own and is, therefore, dependent upon the systems of its affiliates, including Fortis Benefits Insurance Company (Fortis Benefits), Fortis Advisers (Advisers) and certain other third parties. Fortis Benefits and Advisers utilize Fortis Inc. (Fortis) to process their businesses. Fortis created a Year 2000 Project which was dedicated to ensuring that all systems for Fortis and subsidiaries and affiliates were Year 2000 ready. The estimated total cost of Fortis Year 2000 Project was approximately $85 million. There were no costs allocated to the Account, as amounts are only allocated to the affiliated companies.

As of December 20, 1999, 100% of the Mission Critical and non-Mission Critical computer system lines of code that had been identified were renovated and tested and were Year 2000 ready. Although there have been several matters, as of the date of this publication, no significant disruptions resulting from the century date change have been detected in any of its Mission Critical systems. Fortis will continue to monitor the status of and respond to any potential Year 2000 issue.

APPENDIX A

PERFORMANCE INFORMATION

In advertising and other sales material for the Contracts, yield and total return information for the Subaccounts of the Separate Account may be included. The information below provides investment results for the indicated Subaccounts of the Separate Account. The results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Participant.

YIELD CALCULATIONS

Yield information for the Money Market Subaccount will be based on the seven days ended on a specified date. It will be computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account (after the deduction of all asset based charges) having a balance of one Accumulation Unit at the beginning of the period, subtracting a proportionate amount of the annual administrative charge (based on average Contract size), and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7), with the resulting yield figure carried to the nearest hundredth of one percent. The seven day yield for the Money Market Subaccount as of December 31, 1999 was 4.34%.

An effective yield may also be quoted for the Money Market Subaccount. Effective yield is calculated by compounding the current yield as follows:

                                           365/7
Effective Yield = [(Base Period Return + 1)      ] - 1

The seven day effective yield for the Money Market Subaccount as of December 31, 1999 was 4.71%.

Yield information for the other Subaccounts will be based on the thirty days ended on a specified date and carried to the nearest hundredth of a percent, according to the following formula:

                                        a - b      6
                                  2 [ ( ----- +1 )   -1 ]
                                         cd

Where:   a = net investment income earned during the period by the Portfolio whose shares are owned by the Subaccount.

         b = expenses accrued for the period, including a proportionate amount of the annual administrative charge (based on average Contract size),

         c = the average daily number of Accumulation Units outstanding during the period, and

         d = the offering price per Accumulation Unit at the end of the last day of the period.


The following table sets forth yield figures for the thirty days ended December 31, 1999:

                  SUBACCOUNT                                         YIELD
                  ----------                                         -----

         U.S. Government Securities............................      5.87%
         Diversified Income....................................      7.13%
         High Yield............................................      9.38%
         Multisector Bond......................................      4.06%


TOTAL RETURN CALCULATIONS

Total return information will be given for the one year and five year periods ended on a specific date, provided that, if the registration statement has been effective for a Subaccount only during a shorter period, then such shorter period will be used.

AVERAGE ANNUAL TOTAL RETURN

Total average annual compounded rates of return for each period will be computed to the nearest one hundredth of a percent, according to the following formula:

         P(1 + T)n = CSV

Where:   P = a hypothetical initial purchase payment of $1000,

         T = average annual total return,

         n = number of years, and

         CSV = end of period Cash Surrender Value of hypothetical $1,000 purchase payment made at the beginning of the period.


            Subaccount                   One Year Period    Five Year Period     Ten Year Period     Commencement to
                                       Ended Dec 31, 1999  Ended Dec 31, 1999   Ended Dec 31, 1999     Dec 31, 1999
------------------------------------   --------------------------------------------------------------------------------
Growth Stock                                 49.60%              22.06%               14.91%              17.47%
U.S. Government Securities                   -6.75%               2.78%                2.71%               3.42%
Diversified Income                           -6.46%               2.71%                3.50%               4.18%
Asset Allocation                             14.45%              15.30%               10.85%              12.67%
Global Growth                                52.07%              20.59%                N/A                15.32%
High Yield                                   -3.69%               3.35%                N/A                 1.77%
Growth & Income                               5.72%              16.93%                N/A                14.94%
Aggressive Growth                           102.96%              25.88%                N/A                22.04%
Global Asset Allocation                      -5.70%               7.57%                N/A                 7.57%
Multisector Bond                            -12.27%               0.67%                N/A                 0.67%
International Stock                          18.83%              12.43%                N/A                12.43%
Value                                         4.00%                N/A                 N/A                11.32%
S & P 500                                    15.23%                N/A                 N/A                22.62%
Blue Chip                                    14.78%                N/A                 N/A                21.64%
Mid Cap Stock                                 5.99%                N/A                 N/A                 1.12%
Large Cap Growth                             22.01%                N/A                 N/A                24.42%
Small Cap Value                              10.28%                N/A                 N/A                 1.83%

CUMULATIVE TOTAL RETURN

Total cumulative rates of return for each period will be computed to the nearest one hundredth of a percent, according to the following formula:


         CTR = CSV - P  100
               -------
                  P

Where:   P = a hypothetical initial purchase payment of $1,000,

         CTR = cumulative total return, and

CSV = end of period Cash Surrender Value of hypothetical $1,000 purchase payment made at the beginning of the period.


            Subaccount                   One Year Period    Five Year Period     Ten Year Period     Commencement to
                                       Ended Dec 31, 1999  Ended Dec 31, 1999   Ended Dec 31, 1999     Dec 31, 1999
------------------------------------   --------------------------------------------------------------------------------
Growth Stock                                 49.60%             170.96%              301.30%             457.50%
U.S. Government Securities                   -6.75%              14.68%               30.70%              43.23%
Diversified Income                           -6.46%              14.29%               41.04%              61.30%
Asset Allocation                             14.45%             103.76%              180.10%             257.30%
Global Growth                                52.07%             154.98%                N/A               198.43%
High Yield                                   -3.69%              17.91%                N/A                10.49%
Growth & Income                               5.72%             118.62%                N/A               120.25%
Aggressive Growth                           102.96%             216.11%                N/A               209.30%
Global Asset Allocation                      -5.70%              44.40%                N/A                44.40%
Multisector Bond                            -12.27%               3.42%                N/A               342.00%
International Stock                          18.83%              79.61%                N/A                79.61%
Value                                         4.00%                N/A                 N/A                48.25%
S & P 500                                    15.23%                N/A                 N/A               111.39%
Blue Chip                                    14.78%                N/A                 N/A               105.21%
Mid Cap Stock                                 5.99%                N/A                 N/A                 1.88%
Large Cap Growth                             22.01%                N/A                 N/A                44.04%
Small Cap Value                              10.28%                N/A                 N/A                 3.08%


Yield figures do not reflect any surrender charge, and yield and total return figures do not reflect any premium tax charge. Yield and total return figures do reflect the reimbursement of certain Fortis Series expenses. Current Fixed Account effective annual rates of interest may also be quoted in advertising and other sales materials, and these rates do not reflect any deductions or charges.

Fortis Benefits may advertise its relative performance as compiled by outside organizations. Following is a list of ratings services which may be referred to in advertisements, along with the category in which the applicable Subaccount is included:


PORTFOLIO NAME            RATING SERVICE                                             CATEGORY
--------------            --------------                                             --------
International Stock       Morningstar Publications, Inc.                             Foreign Stock
Subaccount                Lipper Analytical Services, Inc.                           International Fund
                          Variable Annuity Research & Data Service                   International Stock

PORTFOLIO NAME            RATING SERVICE                                             CATEGORY
--------------            --------------                                             --------
Global Growth             Morningstar Publications, Inc.                             World Stock
Subaccount                Lipper Analytical Services, Inc.                           Global Fund
                          Variable Annuity Research & Data Service                   International Stock

Global Asset              Morningstar Publications, Inc.                             International Hybrid
Allocation Subaccount     Lipper Analytical Services, Inc.                           Global Flexible Portfolio
                          Variable Annuity Research & Data Service                   Balanced/International

Aggressive Growth         Morningstar Publications, Inc.                             Small Growth
Subaccount                Lipper Analytical Services, Inc.                           Small Cap Fund
                          Variable Annuity Research & Data Service                   Aggressive Growth

Small Cap Value           Morningstar Publications, Inc.                             Small Value
Subaccount                Lipper Analytical Services, Inc.                           Small Cap Fund
                          Variable Annuity Research & Data Service                   Small Company Funds

Growth Stock              Morningstar Publications, Inc.                             Mid Cap Growth
Subaccount                Lipper Analytical Services, Inc.                           Mid Cap Fund
                          Variable Annuity Research & Data Service                   Growth

Mid Cap Stock             Morningstar Publications, Inc.                             Mid Cap Blend
Subaccount                Lipper Analytical Services, Inc.                           Mid Cap Fund
                          Variable Annuity Research & Data Service                   All Equity Funds

Large Cap Growth          Morningstar Publications, Inc.                             Large Blend
Subaccount                Lipper Analytical Services, Inc.                           Growth Fund
                          Variable Annuity Research & Data Service                   Growth

Blue Chip Stock           Morningstar Publications, Inc.                             Large Blend
Subaccount                Lipper Analytical Services, Inc.                           Growth Fund
                          Variable Annuity Research & Data Service                   Growth

S&P 500 Index             Morningstar Publications, Inc.                             Large Blend
Subaccount                Lipper Analytical Services, Inc.                           Index Fund
                          Variable Annuity Research & Data Service                   Growth and Income Funds

Growth & Income           Morningstar Publications, Inc.                             Mid Cap Blend
Subaccount                Lipper Analytical Services, Inc.                           Growth & Income
                          Variable Annuity Research & Data Service                   Growth and Income

Value Subaccount          Morningstar Publications, Inc.                             Large Blend
                          Lipper Analytical Services, Inc.                           Growth & Income
                          Variable Annuity Research & Data Service                   Equity-Income

Asset Allocation          Morningstar Publications, Inc.                             Domestic Hybrid
Subaccount                Lipper Analytical Services, Inc.                           Flexible Portfolio
                          Variable Annuity Research & Data Service                   Balanced

Multisector Bond          Morningstar Publications, Inc.                             International Bond
Subaccount                Lipper Analytical Services, Inc.                           Global Income
                          Variable Annuity Research & Data Service                   International Bonds

High Yield                Morningstar Publications, Inc.                             High Yield Bond
Subaccount                Lipper Analytical Services, Inc.                           High Current Yield
                          Variable Annuity Research & Data Service                   Corporate Bond High Yield

Diversified Income        Morningstar Publications, Inc.                             Intermediate-Term Bond
Subaccount                Lipper Analytical Services, Inc.                           Corp Debt BBB Rated
                          Variable Annuity Research & Data Service                   Corporate Bond General Funds

PORTFOLIO NAME            RATING SERVICE                                             CATEGORY
--------------            --------------                                             --------
U.S. Government           Morningstar Publications, Inc.                             Intermediate Government
Subaccount                Lipper Analytical Services, Inc.                           Intermediate U.S. Govt.
                          Variable Annuity Research & Data Service                   Government Bond General Funds

Money Market              Morningstar Publications, Inc.                             Money Market
Subaccount                Lipper Analytical Services, Inc.                           Money Market
                          Variable Annuity Research & Data Service                   Money Market

                                               FORTIS BENEFITS INSURANCE COMPANY

                                                                     MAY 1, 2000


 PROFILE                                         This Profile is a summary of
                  some of the more important points that you should consider and know before purchasing the MASTERS+ ANNUITY. This annuity is more fully described in the prospectus which accompanies this Profile. Please read the prospectus carefully.

  1.  THE ANNUITY CONTRACT

    Masters + Variable Annuity is a contract between you and Fortis Benefits Insurance Company. It is designed to help you accumulate assets for your retirement and other long term financial goals on a tax deferred basis.

    Masters + offers you a diverse selection of money managers and investment options. You may divide your money among the 18 investment portfolios of the Fortis Series Fund and ten fixed account options of Fortis Benefits.

    The investment portfolios offer professionally managed investment options with goals ranging from capital preservation to aggressive growth. Your choices are found on the next page. These portfolios are designed to provide you with better potential return than the fixed accounts. Your investment, however, is not guaranteed. The value of your Masters + contract can fluctuate up or down based on your choices and you may experience a loss. Masters + does provide you with a death benefit that protects your beneficiaries from such loss.

    The fixed accounts provide guaranteed interest rates set by Fortis Benefits for periods from one to ten years. When you invest in these guarantee periods, and leave the money in the contract until the end of the period, your investment and the interest rates are guaranteed. If you make any transfers or withdrawals of your investment before the end of the selected period, your contract value may increase or decrease depending on interest rate changes.

    Like most annuities, this contract has two phases: the accumulation phase and the income phase. During the accumulation phase, you invest money in your contract. Your contract value is based on your investment choices. You may withdraw money from your contract. However, as with most other tax-deferred investments, you will pay taxes on earnings and untaxed contributions when you withdraw them. You may also be subject to an IRS tax penalty if you make withdrawals before age 59 1/2.

    During the income phase, you can elect to receive regular payments from your contract. Depending on your choice, these payments can be fixed in dollar amount or can vary with investment performance. The amount of these income payments also are determined by the amount you are able to accumulate during the accumulation phase of your contract.

  2.  ANNUITY INCOME OPTIONS
      (THE INCOME PHASE)

    You may select one of four annuity income options:
         (1) monthly payments during your lifetime;
         (2) monthly payments during your lifetime, but with payments continuing to your beneficiary for a period from 10 to 20 years (as you select) if you die before the end of the selected period;
         (3) monthly payments during your lifetime and the lifetime of another person you select; and
         (4) monthly payments during your lifetime and the lifetime of another person, with the payments being reduced by 1/2 when one of you dies.

    At the start of the income phase, you can choose to have the payments come from the fixed account, the investment portfolios, or both. The dollar amount of your payments coming from the fixed account will be fixed. The payments from the investment portfolios you select will go up or down depending on their performance. Once payments begin, you cannot change your annuity option.

  3.  PURCHASING A MASTERS + VARIABLE ANNUITY
      CONTRACT

    You can buy this contract through your registered representative who can help you complete the proper forms. The minimum initial investment is $5,000 for non-qualified and $2,000 for qualified investments. You can make additional contributions of at least $50 at any time during the accumulation period. The minimum investment may be smaller for certain employer sponsored plans.

                                                               [FORTIS(SM) LOGO]

  4.  INVESTMENT OPTIONS

    You can invest your money in any of the following investment portfolios which are described in the fund prospectus:

    INTERNATIONAL STOCK

                   MFS - Global Equity
                   Fortis - Global Growth
                   Lazard - International Stock
                   Morgan Stanley - Global Asset Allocation


    DOMESTIC STOCK

    SMALL CAP      Fortis - Aggressive Growth
                   Berger - Small Cap Value
    MID CAP        Fortis - Growth Stock
                   Dreyfus - Mid Cap Stock


    LARGE CAP      Alliance - Large Cap Growth
                   MFS - Investors Growth
                   AIM - Blue Chip Stock
                   MFS - Capital Opportunities
                   T. Rowe Price - Blue Chip Stock
                   Dreyfus - S & P 500 Index
                   Federated - American Leaders
                   Fortis - Value
                   Fortis - Growth & Income
                   Fortis - Asset Allocation



    DOMESTIC BONDS


                   Fortis - High Yield
                   AIM - Multisector Bond
                   Fortis - Diversified Income
                   Fortis - U.S. Government Securities


    CASH           Fortis - Money Market

    You may also choose to invest in the guaranteed fixed account. You can choose among guarantee periods ranging from one to ten years, each with its own interest rate. Once set, the rate will not change during the selected period. These accounts (except for the one year period) have a feature known as a market value adjustment (MVA). This means that if you transfer, withdraw or begin an income phase from one of these accounts before the end of the selected period, your contract value will be adjusted up or down depending on current interest rates.

  5.  EXPENSES

    We deduct insurance charges equal to 1.35% annually of the average daily value of your contract in the investment portfolios. As with other professionally managed investments, there are also investment charges on money in the investment portfolios, estimated to range from 0.35% to 1.25%.

    If you decide to cancel your contract or take money out in excess of the annual free withdrawal amount, there may be a withdrawal charge of a percentage of your investment. The annual free withdrawal amount is 10% of payments made plus any earnings. The withdrawal charge percentage declines with each year the payment is in the contract as follows:

      -----------------------------------------------------------------
      YEAR                    1    2    3    4    5    6    7   8+
      -----------------------------------------------------------------
       WITHDRAWAL
       CHARGE                7%   7%   6%   6%   5%   3%   1%   0%
      -----------------------------------------------------------------

    In a limited number of states, you may also be assessed a state premium tax charge of up to 4%, depending upon the state. In these states, this tax will be deducted when you cancel the contract, begin the income phase, or if a death benefit is paid. In many states, there is no tax at all.

    The following chart is designed to help you understand the expenses in your contract. The column labeled "Total Annual Expenses" includes the total of 1.35% insurance charges and the investment management expenses for each portfolio. The right side of the chart shows you two examples of the expenses, in dollars, you could pay under the contract. The examples illustrate the average cost per $1,000 invested, earning 5% annually and withdrawals: (1) at the end of one year, and (2) at the end of ten years. In the first example, the total annual expenses are assessed along with the withdrawal charges. In the second example, the total annual expenses for the ten years are shown but there is no withdrawal charge assessed. The premium tax is assumed to be 0% for both examples. Please see the prospectus for more complete examples.

--------------------------------------------------------------------------------------------------------------------------
                                              TOTAL ANNUAL       TOTAL ANNUAL        TOTAL
                                               INSURANCE          INVESTMENT         ANNUAL
PORTFOLIO                                       EXPENSES           EXPENSES         EXPENSES            EXAMPLES
--------------------------------------------------------------------------------------------------------------------------
                                                 M&E&A                                             1 YEAR    10 YEARS

--------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL STOCK
MFS-Global Equity.........................       1.35%              1.35%            2.70%          $90        $300
Fortis-Global Growth......................       1.35%              0.77%            2.12%          $84        $242
Lazard-International Stock................       1.35%              0.94%            2.29%          $86        $259
Morgan Stanley-Global Asset Allocation....       1.35%              1.02%            2.37%          $87        $267
--------------------------------------------------------------------------------------------------------------------------
DOMESTIC STOCK
SMALL CAP
Fortis - Aggressive Growth................       1.35%              0.72%            2.07%          $84        $237
Berger - Small Cap Value..................       1.35%              1.04%            2.39%          $87        $269
MID CAP
Fortis - Growth Stock.....................       1.35%              0.66%            2.01%          $83        $230
Dreyfus - Mid Cap Stock...................       1.35%              1.18%            2.53%          $88        $283
LARGE CAP
Alliance - Large Cap Growth...............       1.35%              0.97%            2.32%          $86        $262
MFS - Investors Growth....................       1.35%              1.25%            2.60%          $89        $290
AIM - Blue Chip Stock.....................       1.35%              1.30%            2.65%          $90        $295
MFS - Capital Opportunities...............       1.35%              1.25%            2.60%          $89        $290
T. Rowe Price-Blue Chip Stock.............       1.35%              0.92%            2.27%          $86        $257
Dreyfus - S&P 500 Index...................       1.35%              0.46%            1.81%          $81        $209
Federated - American Leaders..............       1.35%              1.25%            2.60%          $89        $290
Fortis - Value............................       1.35%              0.78%            2.13%          $84        $243
Fortis - Growth & Income..................       1.35%              0.69%            2.04%          $83        $233
Fortis - Asset Allocation.................       1.35%              0.52%            1.87%          $82        $216
--------------------------------------------------------------------------------------------------------------------------
DOMESTIC BOND
Fortis - High Yield.......................       1.35%              0.57%            1.92%          $82        $221
AIM - Multisector Bond....................       1.35%              0.90%            2.25%          $86        $255
Fortis - Diversified Income...............       1.35%              0.54%            1.89%          $82        $218
Fortis - U.S. Government Securities.......       1.35%              0.52%            1.87%          $82        $216
--------------------------------------------------------------------------------------------------------------------------
CASH
Fortis - Money Market.....................       1.35%              0.35%            1.70%          $80        $198
--------------------------------------------------------------------------------------------------------------------------


  6.  TAXES

    Your earnings are not taxed until you withdraw them from the contract. If you take money out during the accumulation phase, earnings come out first and are taxable ordinary income. If you make a withdrawal prior to age
    59 1/2, you may be charged a 10% federal tax penalty on that amount. Payments during the income phase are considered partly a return of your original investment and partly earnings. You will only be taxed on the earnings portion. However, if your contract is funded with pretax or tax deductible dollars (qualified plan contributions), then the entire payment will be taxable.

  7.  ACCESS TO YOUR MONEY

    You can make withdrawals at any time during the accumulation phase. The minimum amount you can withdraw is $1,000. Any payment invested in the contract for more than seven years can be withdrawn without a charge. You can withdraw up to 10% of your total investment each year plus earnings at any time with no charge. All other withdrawals will be charged according to the table shown in Section 5 "Expenses". If you withdraw from the fixed account, your contract value may be subject to a market value adjustment. You may also have to pay income tax and a tax penalty on any money you withdraw.

    SYSTEMATIC WITHDRAWALS: You can have money automatically sent to you each month during the accumulation phase of your contract. Systematic withdrawals are available for amounts of $100 or more. Of course, withdrawals may be taxable and subject to an IRS tax penalty.

  8.  PERFORMANCE

    The value of your contract will go up or down depending on the investment portfolios you choose. The following chart shows the total return for each investment portfolio for the time periods shown. Insurance charges, investment management charges and all other expenses of the investment portfolio have been deducted from these numbers. These numbers do not reflect any withdrawal charges which, if applied, would reduce the performance. Past performance is not a guarantee of future results.


-----------------------------------------------------------------------------------------------------------------------------
         PORTFOLIO            1999      1998     1997     1996     1995     1994     1993    1992     1991     1990     1989

-----------------------------------------------------------------------------------------------------------------------------
    INTERNATIONAL STOCK
    Fortis - Global Growth    55.57%    9.87%    5.39%   17.50%   28.74%   -4.28%   16.34%     --       --       --       --
    Lazard - International
      Stock                   22.33%   14.91%   10.49%   12.48%   12.83%      --       --      --       --       --       --
    Morgan Stanley - Global
      Asset Allocation        -2.20%   14.41%   11.99%   11.20%   15.90%      --       --      --       --       --       --

    DOMESTIC STOCK - SMALL
      CAP
    Fortis - Aggressive
      Growth                 106.46%   19.55%    0.06%    6.19%   28.15%      --       --      --       --       --       --
    Berger - Small Cap
      Value*                  13.79%      --       --       --       --       --       --      --       --       --       --

    DOMESTIC STOCK - MID
      CAP
    Fortis - Growth Stock     53.09%   17.42%   10.91%   14.85%   25.96%   -4.12%    7.32%   1.55%   51.44%   -4.40%   34.66%
    Dreyfus - Mid Cap
      Stock*                   9.48%      --       --       --       --       --       --      --       --       --       --

    DOMESTIC STOCK - LARGE
      CAP
    Alliance - Large Cap
      Growth*                 25.52%      --       --       --       --       --       --      --       --       --       --
    T. Rowe Price - Blue
      Chip Stock              18.27%   26.39%   25.25%      --       --       --       --      --       --       --       --
    Dreyfus - S&P500 Index    18.72%   26.39%   30.55%      --       --       --       --      --       --       --       --
    Fortis - Value             7.50%    8.18%   23.56%      --       --       --       --      --       --       --       --
    Fortis - Growth &
      Income                   9.23%   11.70%   25.98%   19.87%   27.98%      --       --      --       --       --       --
    Fortis - Asset
      Allocation              17.96%   18.36%   18.62%   10.99%   20.35%   -1.65%    8.32%   5.50%   25.93%    0.64%   22.04%

    DOMESTIC BONDS
    Fortis - High Yield       -0.19%   -0.73%    8.29%    9.03%   11.26%      --       --      --       --       --       --
    Fortis - Diversified
      Income                  -3.00%    4.88%    8.96%    2.74%   15.72%   -6.50%   11.25%   5.64%   13.11%    7.40%   10.80%
    Fortis - U.S.
      Government Securities   -3.25%    7.41%    7.62%    0.82%   17.22%   -7.71%    7.98%   4.70%   12.85%    6.45%      --

    CASH
    Fortis - Money Market      3.55%    3.90%    3.93%    3.75%    4.31%    2.52%    1.39%   1.97%    4.50%    6.42%    7.96%


    --------------------
    * Inception date May 1, 1998; per the SEC, portfolio numbers must reflect an entire year's performance.
    Note: Masters Annuity was first offered for the sale on April 4, 1991.
    ----------------------------------------------------------------------------

  9.  DEATH BENEFIT

    If you die during the accumulation phase, your contract beneficiary will receive a death benefit. This death benefit will be the greater of three amounts:
         1) the value of your contract;
         2) at the time of death, the highest anniversary contract value up to your 75th birthday; plus (a) any money you put in since that anniversary less (b) a proportionate reduction related to any money you took out since that anniversary.
         3) if you die before your 75th birthday, the value of all payments accumulated at 5%, less an adjustment for any money you took out. The maximum this amount can be is twice your adjusted payments. The adjustments are equal to a proportionate reduction related to any money you took out. If you die after age 75, the death benefit is slightly different.

 10.  OTHER INFORMATION

    FREE LOOK PERIOD: You may cancel your contract within 10 days of receiving it (or whatever period is required by your state). We will pay you the value of your contract without imposing a withdrawal charge. This may be more or less than the amount you invested. If required by law, we will return your original payment.

    NO PROBATE: In most cases, your beneficiary will receive the death benefit when you die without going through probate.

    DOLLAR COST AVERAGING: You can invest gradually with a regular amount of money into your chosen investment portfolios from any of the portfolios, or from the one year guarantee period of the fixed account. This can lower your average cost per unit over time as compared to your cost on a single purchase.

    AUTOMATIC REBALANCING: You can maintain your asset allocation mix by asking us to readjust your money on a periodic basis. This can help you keep your investment in line with your goals.

    NURSING HOME WAIVER: You will be able to take your money out without a withdrawal charge if you are in a nursing home and meet certain conditions.

    DISABILITY WAIVER: You will be able to take your money out without a withdrawal charge if you are disabled and meet certain conditions.

 11.  INQUIRIES

    If you need more information, please contact us at:
    Fortis Benefits Insurance Company
    P.O. Box 64272, St. Paul, MN 55164
    800-800-2000, Ext. 3057

99249

                                     PART C
                                OTHER INFORMATION

Item 24.  FINANCIAL STATEMENT AND EXHIBITS

a.   Financial Statements included in Part A:

     With Respect to Fortis Benefits Insurance Company:

          Report of Independent Auditors.


          Balance Sheets for the years ended December 31, 1999 and 1998.

          Statements of Income, Statements of Changes in Shareholder's Equity and Statements of Cash Flows for the years ended December 31, 1999, 1998 and 1997.


          Notes to Financial Statements.

          Financial Statements included in Part B:

     With Respect to Variable Account D of Fortis Benefits Insurance Company:

          Report of Independent Auditors.


          Statement of Net Assets for the year ended December 31, 1999.

          Statements of Changes in Net Assets for the year ended December 31, 1999 and 1998.


          Notes to Financial Statements.

b.   Exhibits:

     1. Resolution of the Board of Directors of Fortis Benefits Insurance Company effecting the establishment of Variable Account D (incorporated by reference from Form N-4 of Fortis Benefits and its Variable Account D filed on December 31, 1987, File No. 33-19421).

     2.   Not applicable.

     3. (a) Form of Principal Underwriter and Servicing Agreement (incorporated by reference from Form N-4 registration statement filed by Fortis Benefits and its Variable Account D on January 11, 1994, File No. 33-73986);

          (b) Form of Amendment to Principal Underwriting Agreement (incorporated by reference from Form N-4 Registration Statement filed by Fortis Benefits and its Variable Account D on January 11, 1994, File No. 33-73986);

          (c) Form of Dealer Sales Agreement (incorporated by reference from Form N of Registration Statement of Fortis Benefits filed December 22, 1994, File No. 33-19421);

     4. (a) Form of Combination Fixed and Variable Group Annuity Contract Including Contract Application Form (included as part of Post-Effective Amendment to this form N-4 Registration Statement filed March 2, 1992);

          (b) Form of Certificate to be used in connection with Contract filed as Exhibit 4 (a) (included as part of Post-Effective Amendment No. 1 to this Form N-4 Registration Statement filed March 2,
               1992);

          (c) Form of Enhanced Variable Annuity Contract--filed as Exhibit 4(c) (included as part of Post-Effective Amendment No. 14 to this Form N-4 Registration Statement filed April 28, 1998);

          (d) Form of Fixed and Variable Annuity Contract (included as part of Post-Effective Amendment No. 2 to this Form N-4 Registration Statement filed April 30, 1992);

          (e) Form of IRA Endorsement (included as part of Pre-effective Amendment No. 1 to this Form N-4 Registration Statement filed March 28, 1991);

          (f) Form of Section 403(b) Annuity Endorsement (included as part of Pre-effective Amendment No. 1 to this Form N-4 Registration Statement filed March 28, 1991);

          (g) Form of Endorsement (filed as a part of Post-Effective Amendment No. 8 to this Form N-4 registration statement filed April 27,
               1995);

          (h) Nursing Care/Hospitalization Waiver of Surrender Charge Rider (incorporated by reference from Form N-4 Registration Statement filed by Fortis Benefits and its Variable Account D on April 27, 1995, File No. 33-19421).

          (i) Enhanced Death Benefit Rider--filed with this Form N-4 on February 27, 1997.

     5. (a) Form of Application (including telephone transfer authorization form) to be used in connection with Certificate filed as Exhibit 4 (b) (included as part of Post-Effective Amendment No. 1 to this Form N-4 Registration Statement filed March 2, 1992);

          (b) Form of Application (including telephone transfer authorization form) to be used in connection with Contract filed as Exhibit 4
               (c) (included as part of Post-Effective Amendment No. 2 to this Form N-4 Registration Statement filed April 30, 1992);

          (c) Annuity Contract Exchange Form (incorporated by reference from 1933 Act Pre-Effective Amendment No. 1 to Form N-4 registration statement filed by Fortis Benefits and its Variable Account D on April 18, 1988, File No. 33-19421).

     6.   (a)  Articles of Incorporation of Fortis Benefits Insurance
               Company (incorporated by reference from Form S-6 Registration Statement of Fortis Benefits and its Variable Account C filed on March 17, 1986, File No. 33-03919);

          (b) By-laws of Fortis Benefits Insurance Company (incorporated by reference from Form S-6 Registration Statement of Fortis Benefits and its Variable Account C filed on March 17, 1986, File No. 33-03919);

          (c) Amendment to Articles of Incorporation and Bylaws dated November 21, 1991 (included as part of Post-Effective Amendment No. 1 to this Form N-4 Registration Statement filed March 2, 1992).


          (d)  Certificate of Amendment to Bylaws of depositor dated May 1,
               1999 (incorporated by reference from Form 10-K of Fortis Benefits Insurance Company filed March 29, 2000, File No. 33-37576).


     7.   None.

     8.   None.

     9. Opinion and consent of Douglas R. Lowe, Esq., Assistant General Counsel of Fortis Benefits Insurance Company, as to the legality of the securities being registered (included as part of the original filing of this Form N-4 Registration Statement filed on November 1,
          1990).

     10.  (a)  Consent of Ernst & Young LLP--filed herewith.

          (b) Power of Attorney for Messrs. Freedman and Clayton (incorporated by reference from Form S-6 Registration Statement of Fortis Benefits and its Variable Account C filed on December 17, 1993, File No. 33-73138).

     11.  Not applicable.

     12.  Not applicable.

     13. Schedules of computation of each performance quotation provided in the registration statement pursuant to Item 21--filed herewith.

     14.  Financial Data Schedules--filed previously.

Item 25.  DIRECTORS AND OFFICERS OF FORTIS BENEFITS

     The directors, executive officers, and, to the extent responsible for variable insurance product operations, other officers of Fortis Benefits are listed below.

Name and Principal
 Business Address
------------------

Officer-Directors                  Offices with Depositor
-----------------                  ----------------------


Michael John Peninger (4)          Executive Vice President (President-Group
                                   Nonmedical)

Robert Brian Pollock (2)           President and Chief Executive Officer

Benjamin Cutler (5)                Executive Vice President-(President Fortis
                                   Health)

Dean C. Kopperud (1)               Executive Vice President--(President-FFG)


Other Directors
---------------

Allen Royal Freedman (2)           Chairman of the Board

J. Kerry Clayton (2)

Arie Aristide Fakkert (3)

A.W. Feagin (6)


Other Officers
--------------


Larry M. Cains (2)                 Treasurer


Peggy L. Ettestad (1)              Senior Vice President - Life Operations

Rhonda J. Schwartz(1)              Senior Vice President and General Counsel--
                                   Life and Investment Products

Jon H. Nicholson (1)               Senior Vice President--Annuities

Melinda S. Urion (1)               Senior Vice President and Chief Financial
                                   Officer



Dickson W. Lewis (1)               Senior Vice President--Distribution and
                                   Marketing

---------------------------
(1)  Address:  Fortis Benefits Insurance Company, P.O. Box 64271, St. Paul, MN
               55164.

(2)  Address:  Fortis, Inc., One Chase Manhattan Plaza, New York, NY 10005.

(3)  Address:  Fortis AMEV, Archmideslaan 10, 3584 BA Utrecht, The Netherlands.

(4)  Address:  2323 Grand Avenue, Kansas City, MO 64108.

(5)  Address:  515 West Wells, Milwaukee, WI 53201.

(6)  Address:  10 Glenlake Parkway NE, Suite 500, Atlanta, GA 30328.

Item 26.  PERSONS CONTROLLED BY OR UNDER CONTROL WITH THE DEPOSITOR
          OR REGISTRANT

Variable Accounts C and D of Fortis Benefits Insurance Company are separate accounts of Fortis Benefits. These separate accounts, certain separate accounts assumed from St. Paul Life Insurance Company, and Fortis Series Fund, Inc. may be deemed to be controlled by Fortis Benefits, although Fortis Benefits follows voting instructions of variable insurance contract owners with respect to voting on certain important matters in connection with these entities. All of these entities are created under Minnesota law and are the funding media for variable life insurance and annuity contracts issued or assumed by Fortis Benefits.

The chart indicating the persons controlled by or under common control with Fortis Benefits is hereby incorporated by reference from the response to Item 26 in Post-Effective Amendment No. 24 to this Form N-4 registration statement filed on April 28, 1994. Fortis Benefits has no subsidiaries.

Items 27.  NUMBER OF CONTRACT OWNERS


     As of April 1, 2000 there were 35,443 Certificate owners under
Contracts.

Item 28.  INDEMNIFICATION

Pursuant to the Principal Underwriter and Servicing Agreement filed as Exhibit 3(a) and (b) to this Registration Statement and incorporated herein by this reference, Fortis Benefits has agreed to indemnify Fortis Investors (and its agents, employees, and controlling persons) for damages and expenses arising out of certain material misstatements and omissions in connection with the offer and sale of the Certificates, unless the misstatement or omission was based on information supplied by Fortis Investors; provided, however, that no such indemnity will be made to Fortis Investors or its controlling persons for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations under such agreement. This indemnity could apply to certain directors, officers or controlling persons of the Separate Account by virtue of the fact that they are also agents, employees or controlling persons of Fortis Investors. Pursuant to the Principal Underwriter and Servicing Agreement, Fortis Investors has agreed to indemnify Variable Account D, Fortis Benefits, and each of its officers, directors and controlling persons for damages and expenses (1) arising out of certain material misstatements and omissions in connection with the offer and sale of the Certificates, if the misstatement or omission was based on information furnished by Fortis Investors or (2) otherwise arising out of Fortis Investors' negligence, bad faith, willful misfeasance or reckless disregard of its responsibilities. Pursuant to its Dealer Sales Agreements, a form of which is filed as Exhibit 3(c) and (d) to this registration statement and is incorporated herein by this reference, firms that sell the Certificates agree to indemnify Fortis Benefits, Fortis Investors, the Separate Account, and their officers, directors, employees, agents, and controlling persons from liabilities and expenses arising out of the wrongful conduct or omissions of said selling firm or its officers, directors, employees, controlling persons or agents.

Also, Fortis Benefit's By-Laws (see Article VI, Section 5 thereof, which is incorporated herein by reference from Exhibit 6(b) to this Registration Statement) provide for indemnity and payment of expenses of Fortis Benefits's officers, directors and employees in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable Minnesota law generally permits payment of such indemnification and expenses if the person seeking indemnification has acted in good faith and in a manner that he reasonably believed to be in the best interests of the Company and if such person has received no improper personal benefit, and in a criminal proceeding, if the person seeking indemnification also has no reasonable cause to believe his conduct was unlawful.

Insofar as indemnification for any liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Fortis Benefits or the Separate Account pursuant to the foregoing provisions, or otherwise, Fortis Benefits and the Separate Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Fortis Benefits of expenses incurred or paid by a director, officer or controlling person of Fortis Benefits or the Separate Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  PRINCIPAL UNDERWRITERS

(a) Fortis Investors, Inc. is the principal underwriter for Variable Account D. Fortis Investors, Inc. also acts as the principal underwriter for the following registered investment companies (in addition to Variable Account D and Fortis Series Fund, Inc.): Variable Account C of Fortis Benefits, Variable Account A of First Fortis Life Insurance



     Company, Fortis Advantage Portfolios, Inc., Fortis Equity Portfolios, Inc.,


     Fortis Fiduciary Fund, Inc., Fortis Growth Fund, Inc., Fortis Money Portfolios, Inc., Fortis Tax-Free Portfolios, Inc., Fortis Income Portfolios, Inc., and Special Portfolios, Inc.

(b) The following table sets forth certain information regarding the officers and directors of the principal underwriter, Fortis Investors, Inc.:

Name and Principal                 Positions and Offices
 Business Address                    with Underwriter
------------------                 ---------------------

Roger W. Arnold *                  Sr. Vice President

Robert W. Beltz, Jr. *             Vice President and Director

Jeffrey R. Black *                 Business Development and
                                   Sales Desk Officer

Mark C. Cadalbert*                 Compliance Officer



Tamara L. Fagely*                  Vice President



Joanne M. Herron*                  Assistant Treasurer

John E. Hite*                      Vice President and
                                   Secretary

Carol M. Houghtby*                 Vice President, Treasurer and Director

Dean C. Kopperud*                  President and Director

Christine D. Pawlenty *            Custom Solutions Group Officer

Mary B. Petersen *                 2nd Vice President

Jennifer R. Relien*                Assistant Secretary

------------------------
*    Address:  500 Bielenberg Drive, Woodbury, MN 55125.



     (c) None.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

     The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 and 31a-3 thereunder are maintained by Fortis Benefits, Fortis Investors, Inc. and Fortis Advisers, Inc., at 500 Bielenberg Drive, Woodbury, Minnesota 55125.

Item 31.  MANAGEMENT SERVICES

     None.

Item 32.  UNDERTAKINGS

     The Registrant hereby undertakes:

     (a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     (b) To include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free phone number, postcard, or similar written communication affixed to or included in the Prospectus that the applicant can call or remove to send for a Statement of Additional Information;

     (c) To deliver a Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     Fortis Benefits Insurance Company represents:

     (a) that the fees and charges imposed under the provisions of the Contract covered by this registration statement, in the aggregate, are reasonable in relation to the services to be rendered by the Registrant associated with the Contracts, the expenses to be incurred by the Registrant associated with the Contracts, and the risks assumed by the Registrant associated with the Contracts.

The Registrant intends to rely on the no-action response dated November 28, 1988 from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1)-(4) thereof.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amended Registration Statement to be signed on its behalf in the City of St. Paul, State of Minnesota on this 25th day of April, 2000.



                              VARIABLE ACCOUNT D OF
                              FORTIS BENEFITS INSURANCE COMPANY
                              (Registrant)

                              By: FORTIS BENEFITS INSURANCE COMPANY

                              By: /s/ Robert Brian Pollock
                                 ---------------------------------------------
                                   Robert Brian Pollock, President

                              FORTIS BENEFITS INSURANCE COMPANY

                              By: /d/ Robert Brian Pollock
                                 ---------------------------------------------
                                   Robert Brian Pollock, President


As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons, in the capacities indicated, on April 25, 2000.


Signature                                  Title With Fortis Benefits
---------                                  --------------------------

*                                          Chairman of the Board
------------------------------------
 Allen R. Freedman
*                                          Director
------------------------------------
J. Kerry Clayton

                                           Director
------------------------------------
 Arie Aristide Fakkert

                                           Director
------------------------------------
Alan W. Feagin

   /s/ Dean C. Kopperud                    Director
------------------------------------
 Dean C. Kopperud

  /s/ Robert Brian Pollock                 President and Director
------------------------------------       (Chief Executive Officer)
 Robert Brian Pollock


  /s/ Michael John Peninger                Director
------------------------------------
 Michael John Peninger

  /s/                                      Treasurer (Principal Accounting
------------------------------------       Officer and Principal Financial
 Larry M. Cains                            Officer)


*By:  /s/ Robert Brian Pollock
    --------------------------------
     Robert Brian Pollock
     Attorney-in-Fact

                                  EXHIBIT INDEX




10(a)     Consent of Independent Auditors

13        Schedules of Computation